Exhibit 10.2

COBALT SURPRISE INPATIENT REHABILITATION FACILITY

SURPRISE, ARIZONA

LEASE AGREEMENT

DATED AS OF DECEMBER 30, 2015

BY AND BETWEEN

CHP SURPRISE AZ REHAB OWNER, LLC,

A DELAWARE LIMITED LIABILITY COMPANY

AS LANDLORD,

AND

COBALT REHABILITATION HOSPITAL IV, LLC

A TEXAS LIMITED LIABILITY COMPANY,

AS TENANT

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6.1	Prohibition	32
6.2	Permitted Renovations	32
6.3	Conditions to Reserve Expenditures and Permitted Renovations	33
6.4	Salvage	34
6.5	Project Budget Overruns	34

ARTICLE 7 LANDLORD’S INTEREST NOT SUBJECT TO LIENS		35

7.1	Liens, Generally	35
7.2	Construction or Mechanics Liens	35
7.3	Contest of Liens	36

ARTICLE 8 TAXES AND ASSESSMENTS		36

8.1	Obligation to Pay Taxes and Assessments	36
8.2	Tenant’s Right to Contest Taxes	37
8.3	Tax and Insurance Escrow Account	38

ARTICLE 9 INSURANCE		38

9.1	Landlord Insurance	38
9.2	Tenant Insurance	39
9.3	Waiver of Subrogation	41
9.4	General Insurance Provisions	41
9.5	Landlord Right	41
9.6	Indemnification of Landlord	42

ARTICLE 10 CASUALTY		42

10.1	Restoration and Repair	42
10.2	No Abatement of Rent	43
10.3	Business Interruption Insurance	43
10.4	Restoration of Tenant’s Property	43
10.5	Waiver	43
10.6	Rights of Mortgagee	43

ARTICLE 11 CONDEMNATION		44

11.1	Total Condemnation, Etc	44
11.2	Partial Condemnation	44
11.3	Disbursement of Award	44
11.4	No Abatement of Rent	45

ARTICLE 12 DEFAULTS AND REMEDIES		45

12.1	Tenant Events of Default	45
12.2	Landlord Remedies Upon An Event of Default by Tenant	48
12.3	Landlord Event of Default; Tenant Remedies	51

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12.4	Application of Funds	51
12.5	Landlord’s Right to Cure Tenant’s Default	51
12.6	Landlord’s Security Interest and Lien	52
12.7	Collateral Assignment	53

ARTICLE 13 HOLDING OVER		53

ARTICLE 14 LIABILITY OF LANDLORD; INDEMNIFICATION		53

14.1	Liability of Landlord	53
14.2	Indemnification of Landlord	54
14.3	Indemnification of Tenant	54
14.4	Notice of Claim or Suit	55
14.5	Limitation on Liability of Landlord	55

ARTICLE 15 REIT AND UBTI REQUIREMENTS		55

15.1	Limitations on Rents Attributable to Personal Property	55
15.2	Basis for Sublease Rent Restricted	56
15.3	Landlord Affiliate Subleases Restricted	56
15.4	Landlord Interests in Tenant Restricted	56
15.5	Landlord Services	57
15.6	Certain Subtenants Prohibited	57
15.7	Future Amendment	57

ARTICLE 16 SUBLETTING AND ASSIGNMENT		57

16.1	Transfers Prohibited Without Consent	57
16.2	Indirect Transfer Prohibited Without Consent	57
16.3	Adequate Assurances	58
16.4	Landlord Transfers	58
16.5	Resident Agreements	58

ARTICLE 17 ESTOPPEL CERTIFICATES, FINANCIAL STATEMENTS AND OPERATING STATEMENTS		58

17.1	Estoppel Certificates	58
17.2	Monthly Financial Statements	59
17.3	Annual Financial Statements	59
17.4	Records	60
17.5	General Operations Budget	60
17.6	Quarterly Meetings	60
17.7	Tenant Financial Statements	60
17.8	Guarantor Financial Statements	61
17.9	Audit Rights	61

ARTICLE 18 LANDLORD’S RIGHT TO INSPECT		61

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ARTICLE 19 FACILITY MORTGAGES		62

19.1	Subordination	62
19.2	Attornment	63
19.3	Rights of Mortgagees and Assignees	63

ARTICLE 20 ADDITIONAL COVENANTS OF TENANT		64

20.1	Conduct of Business	64
20.2	Additional Covenants of Tenant	64
20.3	Notice to Landlord of Severe Incident and/or Significant Property Damage	65
20.4	Leasehold Financing Prohibited	66
20.5	Resale Certificate	66
20.6	Intellectual Property License	67
20.7	After Acquired Intellectual Property	67

ARTICLE 21 MISCELLANEOUS		68

21.1	Limitation on Payment of Rent	68
21.2	No Waiver	68
21.3	Remedies Cumulative	69
21.4	Severability	69
21.5	Acceptance of Surrender	69
21.6	No Merger of Title	69
21.7	Tenant’s Representations	69
21.8	Quiet Enjoyment	71
21.9	Recordation of Memorandum of Lease	71
21.10	Notices	71
21.11	Construction; Nonrecourse	73
21.12	Counterparts; Headings	73
21.13	Applicable Law	73
21.14	Right to Make Agreement	73
21.15	Brokerage	74
21.16	No Partnership or Joint Venture	74
21.17	Entire Agreement	74
21.18	Costs and Attorneys’ Fees	74
21.19	Approval of Landlord	74
21.20	Successors and Assigns	74
21.21	Waiver of Jury Trial	75
21.22	Treatment of Lease	75
21.23	Transfer of Permits and Operating Contracts	75
21.24	Confidential Information	76
21.25	Tenant’s Personal Property	76
21.26	No Third Party Beneficiaries	77
21.27	Non-Compete	77

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TABLE OF EXHIBITS

EXHIBIT A	-	The Land
EXHIBIT B	-	Lease Guaranty
EXHIBIT C	-	Estoppel Certificate
EXHIBIT D	-	Memorandum of Lease
EXHIBIT E	-	Operating Contracts
EXHIBIT F	-	Permitted Encumbrances
EXHIBIT G	-	Initial Landlord P&E
EXHIBIT H	-	Tenant’s Personal Property
EXHIBIT I	-	Escrow Agreement
SCHEDULE 12.6	-	Tenant Personal Property Exclusions
SCHEDULE 16.2	-	Tenant Organizational Chart

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LEASE AGREEMENT

This LEASE AGREEMENT (this “Lease”) is entered into as of December 30, 2015 (the “Effective Date”) by and between CHP SURPRISE AZ REHAB OWNER, LLC, a Delaware limited liability company, as landlord (“Landlord”) and COBALT REHABILITATION HOSPITAL IV, LLC, a Texas limited liability company, as tenant (“Tenant”).

WITNESSETH:

WHEREAS, CHP PARTNERS, LP, a Delaware limited partnership (“CNL”), entered into that certain Asset Purchase Agreement with SURPRISE REHAB, LP, a Texas limited partnership (“Seller”), dated as of June 17, 2015 (as may be amended, the “Purchase Agreement”), with respect to the purchase of certain real and personal property described therein; and

WHEREAS, CNL assigned to Landlord, an Affiliate of CNL, all of its rights, title and interest in and to the Purchase Agreement with respect to the Leased Property (these and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in Article 1), and Landlord has assumed all of CNL’s obligations thereunder; and

WHEREAS, pursuant to the Purchase Agreement, Landlord has acquired the Leased Property as of the Effective Date; and

WHEREAS, Landlord desires to lease to Tenant all of Landlord’s interests in the Leased Property, and Tenant desires to lease from Landlord all of Landlord’s interests in the Leased Property, all subject to and conditioned upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

ARTICLE 1

DEFINITIONS

For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article and used in this Lease shall have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with GAAP, (iii) all references in this Lease to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease, and (iv) the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision.

“Accessibility Laws” shall mean all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to accessibility for the disabled or handicapped, including, but not limited to, any applicable provisions of The Architectural Barriers Act of 1968, The Rehabilitation Act of 1973, The Fair Housing Act of 1988, The Americans With Disabilities Act, the accessibility code(s), if any, of the State in which the Leased Property is located, and all regulations and guidelines promulgated under any all of the foregoing, as the same may be amended from time to time.

“Accounting Period” shall mean each calendar month beginning on the first day of the month and ending on the last day of such month. Notwithstanding the foregoing, if the Effective Date is other than the first day of a calendar month, then the first (1st) Accounting Period under this Lease shall begin on the Effective Date and end on the last day of the first full calendar month thereafter.

“Additional Charges” shall have the meaning given such term in Section 3.3.

“Affiliate” shall mean, with respect to any Person, (i) any Person directly or indirectly Controlling, Controlled by or under common Control with any such Person, (ii) in the case of any such Person which is a partnership, any partner in such partnership, (iii) in the case of any such Person which is a limited liability company, any member of such company, (iv) in the case of any such Person which is a corporation, any officer, director or stockholder of such corporation, (v) any other Person which is a Parent, a Subsidiary, or a Subsidiary of a Parent with respect to such Person or to one or more of the Persons referred to in the preceding clauses (i) through (iv), (vi) any other Person who is an officer, director, trustee or employee of, or partner in, such Person or any Person referred to in the preceding clauses (i) through (v) and (vii) any other Person who is a member of, or trustee of any trust for the benefit of, the Immediate Family of such Person or of any Person referred to in the preceding clauses (i) through (vi); provided, however, a Person shall not be deemed to be an Affiliate solely by virtue of the ownership of shares of stock registered under the Securities Act of 1934, as amended, unless such Person, as holder of such stock, is required to file a Schedule 13-D, pursuant to Section 13(d) of such Act and Rule 13-d-1 promulgated thereunder.

“After-Acquired Intellectual Property” shall have the meaning given such term in Section 20.6.1.

“Applicable Laws” shall mean all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, all Legal Requirements and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations of any kind, including without limitation, those relating to (i) damage to, or the protection of, real or personal property, (ii) human health and safety (except those requirements which, by definition, are solely the responsibility of employers), (iii) the Environment, including, without limitation, all valid and lawful requirements of courts and other Government Agencies pertaining to reporting, licensing, permitting, investigation, remediation and removal of underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, (iv) Accessibility Laws, (v) securities, including, without limitation, the marketing thereof, (vi) inpatient rehabilitation facility licensure or (vii) participation in Medicare or Medicaid programs.

“Additional Appraiser” shall have the meaning given to such term in Section 3.2.4.

“Approved Appraisers” shall have the meaning given to such term in Section 3.2.4.

“Approved Reserve Budget” shall have the meaning given such term in Section 5.2.3.

“Business” means the operation of the Facility and other activities related thereto.

“Business Day” shall mean any day other than Saturday, Sunday, or any other day on which federal banking institutions are authorized by law or executive action to close.

“Claim” shall have the meaning given such term in Section 14.4.

“CNL” shall have the meaning given such term in the Recitals.

“Code” shall mean the Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as amended from time to time.

“Compete” shall have the meaning given such term in Section 21.27.

“Compliant Coverage” shall mean that Tenant has achieved and maintained: (i) during the First Compliance Period, both a 1.3x Rent Coverage Ratio and a 1.3x Fixed Charge Coverage Ratio, and (ii) during the Second Compliance Period, both a 1.75x Rent Coverage Ratio and a 1.75x Fixed Charge Coverage Ratio.

“Condemnation” shall mean (a) the exercise of any governmental power with respect to the Leased Property or any interest therein, whether by legal proceedings or otherwise, by a Condemnor under its power of condemnation, (b) a voluntary sale or transfer of the Leased Property, or any portion thereof, by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, or (c) a taking or voluntary conveyance of all or part of the Leased Property, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any condemnation or other eminent domain proceeding affecting the Leased Property, whether or not the same shall have actually been commenced.

“Condemnor” shall mean any public or quasi-public authority, or Person having the power of Condemnation.

“Confidential Information” shall have the meaning given such term in Section 21.24.

“Control” (including the correlative meanings of the terms “Controlling”, “Controlled by”, and “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person whether through the ownership of voting securities, by contract or otherwise.

“Covered Person” shall have the meaning given such term in Section 21.27.

“CPI Index” shall mean the Consumer Price Index for the county in which the Facility is located, all urban consumers, all items, published by the Bureau of Labor Statistics, United States Department of Labor, 1982-84 = 100 (or any successor index).

“Default” shall mean any event or condition existing which with the giving of notice and/or lapse of time would ripen into an Event of Default.

“Deferred Rent Amount” shall mean an amount equal to five (5) months Rent due during the first Fiscal Year of the Term.

“Deferred Rent Date” shall mean the date which is five (5) months after the Effective Date.

“EBITDAR” shall mean Tenant’s earnings (as set forth in the quarterly financial statements delivered pursuant to Section 17.2), before deductions for interest, taxes, depreciation, amortization and payment of Rent under this Lease, based on the time period for which it is being measured.

“Effective Date” shall have the meaning given such term in the introductory paragraph of this Lease.

“Emergency” shall have the meaning given such term in Section 5.2.3.

“Entity” shall mean any corporation, general or limited partnership, limited liability company, limited liability partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, cooperative, any government or agency or political subdivision thereof or any other association or entity.

“Environment” shall mean soil, surface waters, ground waters, land, streams, sediments, surface or subsurface strata and ambient air.

“EP” means an independent, qualified, licensed and insured environmental professional.

“Escrow Agreement” shall mean that certain agreement attached hereto as Exhibit I pursuant to which Fidelity National Title Insurance Company is holding agreed upon amounts to provide for the payment of the Speculative Builder Tax.

“Event of Default” shall have the meaning given such term in Section 12.1.

“Extended Term” shall have the meaning given such term in Section 2.6.

“Extension Option(s)” shall have the meaning given such term in Section 2.6.

“Facility Mortgage” shall have the meaning given such term in Section 19.1.

“Facility” means the inpatient rehabilitation facility known as Cobalt Surprise Inpatient Rehabilitation Facility located on the Land.

“Facility Purchase Price” shall mean Twenty Three Million Six Hundred Sixty Thousand Dollars ($23,660,000.00).

“First Compliance Period” shall mean the period beginning on the Effective Date and terminating on the date which is twenty-four (24) months thereafter.

“Fiscal Quarter” shall mean the first, second, third and fourth three-month period (each consisting of three (3) Accounting Periods) during each Fiscal Year. Notwithstanding the foregoing, the first (1st) Fiscal Quarter under this Lease shall begin on the Effective Date and end on the last day of the first full Fiscal Quarter thereafter.

“Fiscal Year” shall mean each fiscal year of Tenant, each such fiscal year to consist of twelve (12) consecutive Accounting Periods, beginning on January 1 and ending on December 31. Notwithstanding the foregoing, the first (1st) Fiscal Year under this Lease shall begin on the Effective Date and end on December 31, 2016 and the last Fiscal Year of this Lease shall begin on January 1 of such year and end on the last day of the Term. If Tenant shall, for a bona fide business reason, change its Fiscal Year during the Term, appropriate adjustments, if any, shall be made with respect to the timing of certain accounting and reporting requirements of this Lease; provided, however, that in no event shall any such change or adjustment increase or reduce any monetary obligation under this Lease.

“Fixed Charge Coverage Ratio” shall mean, for a given period or interval during the Term, the ratio of Tenant’s EBITDAR to the sum of: (i) the Minimum Rent due under the Lease, (ii) other rents and lease payments of Tenant due to other parties, (iii) interest and principal payments on Indebtedness of Tenant, and (iv) capital expenditures of Tenant not financed or leased during such period or interval.

“Force Majeure Event” means any circumstance which is not within the reasonable control of either party hereto, caused by any of the following: strikes; lockouts; acts of God; civil commotion; fire or any other casualty; governmental action; or other similar cause or circumstance which is not within the reasonable control of either party hereto. Neither lack of financing nor general economic and/or market conditions or factors is a Force Majeure Event.

“GAAP” shall mean generally accepted accounting principles consistently applied.

“Government Agencies” shall mean any legislative body, court, agency, authority, board (including, without limitation, health and long term care, environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or the State or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over Tenant or the Leased Property or any portion thereof, or the Business operated thereon.

“Gross Revenues” shall mean, for a given period or interval, all gross revenues and receipts of every kind derived by or for the benefit of Tenant or its Affiliates from operating or causing the operation of the Leased Property and all parts thereof, including, but not limited to: gross revenues from both cash and credit transactions (after reasonable deductions for bad debts and discounts for prompt or cash payments and refunds) from rental or subleasing of every kind; entrance fees, fees for health care and personal care services, license, lease and concession fees and rentals, off premises catering, if any, and parking (not including gross receipts of licensees, lessees and concessionaires); gross revenues from vending machines; health club membership fees; food and beverage sales; wholesale and retail sales of merchandise (other than proceeds from the sale of furnishings, fixtures and equipment no longer necessary to the operation of the Facility, which shall be deposited in the Reserve) and service charges, to the extent not distributed to employees at the Facility as gratuities, interest income except as specifically provided below, community fees, and deposits forfeited, all as determined in accordance with GAAP on an accrual basis; provided, however, that Gross Revenues shall not include the following: gratuities to Facility employees; federal, state or municipal excise, sales, occupancy, use or similar taxes collected directly from residents or included as part of the sales price of any goods or services; insurance proceeds (except for business interruption insurance proceeds); any proceeds from any sale of the Leased Property or from the refinancing of any debt encumbering the Leased Property; proceeds from the disposition of furnishings, fixture and equipment no longer necessary for the operation of the Facility; and interest which accrues on amounts deposited in the Reserve.

“Guarantor” shall mean the guarantor(s) under the Guaranty, which shall be Cobalt Rehabilitation Hospitals, LLC, or any successor thereto as permitted pursuant to the terms of the Guaranty.

“Guaranty” shall mean that certain Guaranty Agreement dated as of the Effective Date and attached hereto as Exhibit B, executed by Guarantor in favor of Landlord with respect to Tenant’s obligations under this Lease, as the same may be amended.

“Hazardous Substances” shall mean any substance:

(a)          the presence of which requires or may hereafter require notification, investigation or remediation under any federal, state or local statute, regulation, rule, ordinance, order, action or policy; or

(b)          which is or becomes defined as a “hazardous waste”, “hazardous material” or “hazardous substance” or “pollutant” or “contaminant” under any present or future federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. et seq.) and the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) and the regulations promulgated thereunder; or

(c)          which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, any state of the United States, or any political subdivision thereof; or

(d)          the presence of which on the Leased Property causes or materially threatens to cause an unlawful nuisance upon the Leased Property or to adjacent properties or poses or materially threatens to pose a hazard to the Leased Property or to the health or safety of persons on or about the Leased Property, including without limitation molds/microbial organisms which affect health, indoor air quality and/or structural integrity; or

(e)          without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; or

(f)           without limitation, which contains polychlorinated biphenyls (PCBs) or asbestos or urea formaldehyde foam insulation; or

(g)          without limitation, which contains or emits radioactive particles, waves or material; or

(h)          without limitation, which constitutes materials which are now or may hereafter be subject to regulation pursuant to the Material Waste Tracking Act of 1988, or any Applicable Laws promulgated by any Government Agencies.

“Immediate Family” shall mean, with respect to any individual, such individual’s spouse, parents, brothers, sisters, children (natural or adopted), stepchildren, grandchildren, grandparents, parents in law, brothers-in-law, sisters-in-law, nephews and nieces.

“Improvement Project” shall have the meaning given such term in Section 5.3.

“Incident” shall have the meaning given such term in Section 20.3.

“Indebtedness” shall mean all obligations, contingent or otherwise, which in accordance with GAAP should be reflected on the obligor’s balance sheet as liabilities.

“Initial Annual Lease Amount” shall mean an amount equal to: (i) the sum of (A) Facility Purchase Price, plus (B) the Speculative Builder Tax Claim Amount, divided by (ii) an amount equal to 1 divided by 0.0775 (~12.903225).

“Initial Landlord P&E” shall mean and refer to all P&E of any kind or description which are owned by Landlord and located on the Land as of the Effective Date, including, without limitation, those items enumerated on Exhibit G attached hereto and made a part hereof, but specifically excluding items of Tenant’s Personal Property.

“Initial Term” shall have the meaning given such term in Section 2.5.

“Intellectual Property” means all works of authorship, including without limitation, all literary works, pictorial, graphic and sculptural works, architectural works, software, works of visual art, and any other work that may be the subject matter of copyright protection and all worldwide registrations thereof; any trademarks, service marks, brand names, trade dress, trade names, designs and any other word, symbol, device, product configuration, slogan or any combination thereof used to distinguish or identify goods or services that may be the subject matter of trademark protection, including all worldwide applications and registrations therefore and associated goodwill; any patents, invention disclosures or inventions, including all processes, machines, manufactures and compositions of matter, designs and any other invention that may be the subject matter of patent protection, and all worldwide statutory or other legal protection obtained or obtainable therein, including without limitation all published and granted patents and pending applications and provisionals, reissues, divisionals, renewals, extensions, continuations, and continuations-in-part, design patents and industrial design registrations; all domain names, URLs, websites, and all data, content, “look and feel”, operating and underlying code or software of all websites; all trade secrets, proprietary information, data, and knowledge and experience of a technical, commercial or administrative nature, including all proprietary information, know-how, information processes, operating, maintenance and other manuals, data and databases, computer programs, including all documentation, design specifications, and flowcharts, operational and other plans, schematics and drawings, customer data and lists, advertising, marketing and product concepts and campaigns and other valuable or proprietary information or data; and all worldwide statutory protection obtained or obtainable thereon on all of the preceding; all rights to enforce, enjoin or sue, any claims, judgments, causes of action or other legal and equitable rights and remedies arising out of or related to any infringement, misappropriation or violation of any of the foregoing; and all right, title and interest to claim royalties, residuals, damages and other remuneration for use of any of the foregoing rights.

“IRF License” shall mean the licenses required by Applicable Law to operate the Facility as an inpatient rehabilitation facility, including, but not limited to those applicable to a “Special Hospital” providing rehabilitation services.

“Insurance Requirements” shall mean all terms of any insurance policy, certificate or endorsement required by this Lease and all requirements of the issuer of any such policy and all orders, rules and regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon Landlord, Tenant or any of the Leased Property.

“Inventory” shall mean all inventory, as such term is customarily used and defined in its most broad and inclusive sense, including, but not limited to, all inventory of merchandise, food, beverages, medical supplies and other consumables held by Tenant for sale to or for consumption by residents or employees at the Facility or in connection with the Business, and operating supplies, cleaning supplies, building and maintenance supplies and spare parts.

“IP License” shall have the meaning set forth in Section 20.6.1.

“Land” shall have the meaning given such term in Section 2.1(a).

“Landlord” shall have the meaning given such term in the preambles to this Lease and shall include its successors and assigns.

“Lease” shall mean this Lease Agreement, including all Exhibits and Schedules hereto, as it and they may be amended or restated from time to time as herein provided.

“Leased Improvements” shall have the meaning given such term in Section 2.1(b).

“Leased Intangible Property” shall mean all transferable or assignable (a) governmental permits, including licenses and authorizations, required for the construction, ownership and operation of the Leased Improvements, including without limitation, certificates of authority, certificates of occupancy, building permits, signage permits, site use approvals, zoning certificates, environmental and land use permits and any and all necessary approvals from state or local authorities and other approvals granted by any public body or by any private party pursuant to a recorded instrument relating to the Leased Improvements or the Land; (b) telephone exchange numbers identified with the Leased Property, if any, and customer files, guest lists, credit records, labels, promotional literature (but only to the extent not included in Tenant’s Personal Property), security codes, all records and sales and other customer data, and any unexpired guaranties or warranties, relating to the Leased Property and/or the operation of the Business; and (c) certificates, licenses, warranties and guarantees and contracts, other than such permits, operating permits, certificates, licenses and approvals which are to be held by, or transferred to, Tenant in accordance with the terms of the Purchase Agreement or otherwise in order to permit Tenant to operate such Leased Improvements properly and in accordance with the terms of this Lease. The term “Leased Intangible Property” shall specifically exclude items of Tenant’s Personal Property.

“Leased Property” shall have the meaning given such term in Section 2.1.

“Legal Requirements” shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the maintenance, construction, alteration or operation thereof, whether now or hereafter enacted or in existence, including, without limitation, (a) all permits, licenses, authorizations, certificates and regulations necessary or required for the operation of the Leased Property for its Permitted Use, (b) all covenants, agreements, declarations, restrictions and encumbrances contained in any instruments at any time in force affecting the Leased Property or to which Tenant has consented or which are required to be granted pursuant to Applicable Laws, including those which may (i) require material repairs, modifications or alterations in or to the Leased Property or (ii) in any way materially and adversely affect the use and enjoyment thereof, but excluding any requirements arising as a result of Landlord’s status as a real estate investment trust, and (c) Applicable Laws.

“Letter of Credit” shall have the meaning given such term in Section 3.8.

“Licensed Intellectual Property” shall have the meaning set forth in Section 20.6.1.

“Licensed Use” shall have the meaning set forth in Section 20.6.1.

“Lien” shall mean any mortgage, security interest, pledge, collateral assignment, or other encumbrance, lien or charge of any kind, including but not limited to construction, mechanics’ and materialmen’s liens, or any transfer of property or assets for the payment of Indebtedness or performance of any other obligation in priority to payment of the obligor’s general creditors.

“Major Alterations” shall have the meaning given such term in Section 6.2.2.

“Management Fees” shall mean any management fees paid by Tenant to Cobalt Rehab Management LLC, a Texas limited liability company, pursuant to that certain Management Agreement dated December 30, 2015.

“Minimum Rent” shall mean annual rent as set forth in Section 3.2, subject to prorations and adjustments as set forth in Section 3.2.

“Minor Alterations” shall have the meaning given such term in Section 6.2.1.

“Mortgagee” shall mean the holder of any Facility Mortgage.

“Notice” shall mean a notice given in accordance with Section 21.10.

“Officer’s Certificate” shall have the meaning given such term in Section 17.2.

“Operating Contracts” shall mean the various service agreements, equipment leases, purchase contracts and special event contracts, software licenses and information technology contracts, and other contracts utilized in the operation of the Business, all as more particularly set forth on Exhibit E attached hereto and made a part hereof.

“Operating Expenses” means all those ordinary and necessary expenses incurred in the operation of the Business in accordance with this Lease, including all costs and expenses associated with the employees (including salaries, wages, bonuses and other compensation of all employees and their benefits, including life, medical and disability insurance and retirement benefits), the costs associated with permits and licenses, the cost of maintenance and utilities, administrative expenses, the costs of advertising, marketing and business promotion, any and all taxes, assessments, charges, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees) and other impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen or unforeseen, and each and every installment thereof which shall or may during or with respect to the Term accrue and be charged, laid, levied, assessed, or imposed upon, or arise in connection with, the use, occupancy, operation or possession of the Leased Property or the Business conducted thereon, all premiums and other charges to obtain the insurance policies required pursuant to the terms hereof, all capital expenditures to the extent deductible in accordance with GAAP. The term “Operating Expenses” shall expressly exclude (i) any debt service for any Facility Mortgage or other financing obtained by Landlord in connection with all or a portion of the Leased Property or any costs associated therewith (including, without limitation, principal and interest payments, closing/settlement costs, origination fees, discount fees, brokerage commissions and other types of customary fees, costs and expenses), (ii) any federal, state and local income taxes, other taxes on income or net worth, franchise taxes, margin taxes, capital, estate, succession, inheritance, value added or transfer taxes of Landlord or similar taxes or charges or substitutes therefor, (iii) any expenses for which Landlord actually receives reimbursement from insurance, condemnation awards or any other source; (iv) costs incurred in connection with the sale or other change of ownership of all or a portion of the Leased Property (including, without limitation, brokerage commissions); (v) costs or expenses paid by either Landlord or Tenant in accordance with Section 5.2 or 5.3 hereof (including, without limitation, any capital expenditures made pursuant thereto); (vi) charges for depreciation of any of the Leased Property or (vii) costs or expenses resulting from Landlord’s default hereunder.

“Overdue Rate” shall mean, on any date, a per annum rate of interest equal to the lesser of (a) twelve percent (12%), or (b) the maximum rate then permitted under Applicable Laws.

“P&E” shall mean all items of personal property, as defined under the Model Uniform Commercial Code, including, but not limited to: (a) all equipment, machinery, fixtures, and other items of property, now or hereafter located on or permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air cooling and air conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment and irrigation equipment, together with all replacements, modifications, alterations and additions thereto, all of which to the extent not otherwise constituting real property under Applicable Law; (b) all furniture, furnishings, movable walls or partitions, computers or trade fixtures or other personal property of any kind or description used or useful in the Business on or in the Leased Improvements, and located on or in the Leased Improvements, and all modifications, replacements, alterations and additions to such personal property; (c) “Property and Equipment,” “P&E,” and “FF&E” (as such terms are customarily used and defined in the most broad and inclusive sense); (d) all linen, china, glassware, tableware, uniforms and similar items, whether used in connection with public space or tenant rooms; (e) all replacements of or additions to items set forth in clause (a) through (d) above; and (f) the Initial Landlord P&E. The term “P&E” shall specifically exclude items of Tenant’s Personal Property.

“P&E Replacements” shall mean all items of P&E purchased with funds from the Reserve established under Article 5 of this Lease or with insurance proceeds payable with respect to P&E or P&E Replacements (specifically excluding all insurance proceeds payable with respect to items of Tenant’s Personal Property) and all other items of P&E added and used at the Leased Property during the Term of this Lease (specifically excluding items of Tenant’s Personal Property), together with all leasehold improvements made by Tenant during the Term of this Lease to the extent not constituting real property affixed to the Land, whether purchased from the Reserve or with other funds of Tenant, all subject to disposal and further replacement at the end of their useful lives.

“Parent” shall mean, with respect to any Person, any Person which directly, or indirectly through one or more Subsidiaries or Affiliates, (i) owns more than fifty percent (50%) of the voting or beneficial interest in, or (ii) otherwise has the right or power (whether by contract, through ownership of securities or otherwise) to Control, such Person.

“Permits” means all licenses, permits and certificates used or useful in connection with the ownership, operation, use or occupancy of the Facility, the Leased Property or the Business, including, without limitation, the IRF License issued to Tenant by the Arizona State Department of Health, business licenses, state and local health and environmental department licenses, any other licenses required in connection with the operation of the Leased Property for the Permitted Use, food service licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any governmental, quasi-governmental or private person or entity whatsoever.

“Permitted Encumbrances” shall mean (a) all rights, restrictions, and easements of record set forth on Exhibit F attached hereto and made a part hereof, (b) to the extent not referenced on Exhibit F, any mortgage and other documents of record relating to a Facility Mortgage, and (c) any other such encumbrances as may have been consented to in writing by Landlord from time to time in accordance with the terms of Section 2.8 hereof.

“Permitted Renovations” shall have the meaning given that term in Section 6.2.

“Permitted Use” shall have the meaning given such term in Section 4.1.1.

“Person” shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

“Purchase Agreement” shall have the meaning given such term in the Recitals.

“REIT” shall have the meaning given such term in Article 15.

“REIT Personal Property Limitation” shall have the meaning given such term in Section 15.1.

“Related Lease” means any lease agreement pursuant to which (a) a Subsidiary or Affiliate of Cobalt Rehabilitation Hospitals, LLC is the then current tenant and (b) a Subsidiary or Affiliate of CNL Healthcare Properties, Inc. is the then current landlord.

“Related Tenant” shall mean a tenant under a Related Lease.

“Release” shall have the meaning given such term in Section 4.2.

“Rent” shall mean, collectively, Minimum Rent and Additional Charges.

“Rent Coverage Ratio” shall mean, for any given period or interval during the Term, the ratio of Tenant’s EBITDAR to the Minimum Rent due under the Lease.

“Reserve” shall have the meaning given such term in Section 5.2.

“Reserve Budget” shall have the meaning given such term in Section 5.2.3.

“Reserve Expenditures” shall have the meaning given such term in Section 5.2.

“Reserve Payment” shall have the meaning given such term in Section 5.2.2.

“SEC” shall mean the Securities and Exchange Commission.

“Second Compliance Period” shall mean the period beginning on the day immediately following the termination of the First Compliance Period and terminating on the date which is twelve (12) months thereafter.

“Security Deposit” shall have the meaning given such term in Section 3.8.

“Seller” shall have the meaning given such term in the Recitals.

“Severe Incident” shall have the meaning given such term in Section 20.3.1.

“Significant Property Damage” shall have the meaning given such term in Section 20.3.2.

“Speculative Builder Tax” shall mean that certain transaction privilege tax imposed against “Speculative Builders” as more particularly described in Surprise City Code § 46-3.14- 100.

“Speculative Builder Tax Claim Amount” shall mean the amount distributed to the City of Surprise pursuant to the terms of the Escrow Agreement.

“State” shall mean the State in which the Land is located.

“Subsidiary” shall mean, with respect to any Person, any Entity in which such Person directly, or indirectly through one or more Subsidiaries or Affiliates, (a) owns more than fifty percent (50%) of the voting or beneficial interest or (b) which such Person otherwise has the right or power to Control (whether by contract, through ownership of securities or otherwise).

“Tax and Insurance Account” shall have the meaning given such term in Section 8.3.

“Tax and Insurance Escrow Amount” shall have the meaning given such term in Section 8.3.

“Tenant” shall be the entity identified in the preamble to this Lease and shall include its successors and assigns expressly permitted hereunder.

“Tenant’s Personal Property” shall mean any specific items of P&E listed in Exhibit H attached hereto and made a part hereof, or which hereafter are acquired by Tenant with its own funds after the Effective Date or replacements for such items and located at the Leased Property (but not including any property purchased with funds from the Reserve established under Article 5), or items of intangible property owned by Tenant in connection with the Business.

“Term” shall mean, collectively, the Initial Term and the Extended Terms, unless sooner terminated pursuant to the provisions of this Lease.

“Territory” shall have the meaning given such term in Section 20.6.1.

“Unforeseen Reserve Expenditures” shall have the meaning given such term in Section 5.2.5.

“Unfunded Reserve Expenditures” shall have the meaning given such term in Section 5.2.6.

“Unsuitable for Its Permitted Use” shall mean a state or condition of the Leased Property such that following any damage, taking, Condemnation or destruction involving the Leased Property, (a) the Leased Property cannot be operated in the reasonable judgment of Tenant after consultation with Landlord on a commercially practicable basis for its Permitted Use and (b) it cannot reasonably be expected to be restored to substantially the same condition as existed before such damage or destruction and as is otherwise required by Article 10 within (i) twelve (12) months following such damage or destruction, or (ii) twenty four (24) months following such damage or destruction in the event that Tenant has extended the term of the business interruption insurance to pay at least an additional twelve (12) months’ Rent for the benefit of Landlord or provides other reasonably acceptable security for any uninsured portion of such additional twelve (12) months’ Rent.

ARTICLE 2

LEASED PROPERTY AND TERM

2.1         Leased Property. Upon and subject to the terms and conditions hereinafter set forth, Landlord hereby leases to Tenant for the Term and Tenant hereby leases from Landlord for the Term all of Landlord’s right, title and interest in and to all of the following (collectively, the “Leased Property”), and grants to Tenant the right to use and occupy the Leased Property for the purposes, and subject to the limitations, set forth in this Lease:

(a)          all that certain tract, piece and parcel of land, as more particularly described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b)          all buildings, structures, fixtures and other improvements of every kind, including, without limitation, all roofs, plumbing systems, electric systems and HVAC systems, roadways, pavilions, alleyways, parking areas and facilities, landscaping, sidewalks, curbs, connecting tunnels, utility pipes, irrigation systems, conduits and lines (on site and off site), appurtenant to or presently situated upon the Land (collectively, the “Leased Improvements”);

(c)          all easements, hereditaments, appurtenances and all other rights, privileges and entitlements, if any, relating to the Land and the Leased Improvements;

(d)          all Initial Landlord P&E and all P&E Replacements;

(e)          all moveable machinery, equipment, furniture, furnishings, computers or trade fixtures (including all vehicles, together with all supplies related thereto), owned by Landlord and located on or in the Leased Improvements, and all modifications, replacements, alterations and additions to such property, including without limitation, to the extent assignable by Landlord, any operating leases of any such Initial Landlord P&E, P&E Replacements or other machinery, equipment, furniture, furnishings, computers or trade fixtures, but specifically excluding all items included within the category of Tenant’s Personal Property;

(f)          all of the Leased Intangible Property;

(g)          all maintenance, service and supply contracts, equipment leases, space leases (including without limitation, leases of storage spaces by any non-commercial tenant and all other similar agreements affecting any of the Leased Property and/or the operation of the Business to the extent that such contracts are transferable, including, without limitation, the Permits and Operating Contracts, together with all prepayments and deposits held thereunder (it being agreed that Landlord shall, as of the Effective Date, make such prepayments and deposits actually available to Tenant for use in the operation of the Business);

(h)          all plans and specifications, blue prints, architectural plans, engineering diagrams and similar items specifically related to any of the Land or the Leased Improvements;

(i)           all Landlord’s Intellectual Property; and

(j)           all other property and interests in property conveyed or assigned to Landlord pursuant to the Purchase Agreement.

2.2          Assignment of Permits. Landlord and Tenant shall cooperate and take commercially reasonable efforts to cause all Permits related to the operation (but not ownership) of the Leased Property, which are not currently held in the name of Tenant, to be assigned to Tenant effective as of the Effective Date or as soon thereafter as reasonably possible. Tenant shall pay all costs and expenses in connection with the transfer of the Permits. Landlord shall, at no additional cost to Landlord (other than de minimis costs), cooperate in a commercially reasonable manner with Tenant in connection with obtaining any Permits that are non-transferable. Tenant shall be responsible for the processing of all requests and/or applications for such Permits.

2.3          Assignment of Operating Contracts. Landlord and Tenant shall cooperate and take commercially reasonable efforts to cause all of the Operating Contracts, under which Tenant is not already a party, to be assigned to Tenant as of the Effective Date or as soon thereafter as reasonably possible.

2.4          Condition of Leased Property. TENANT ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY MADE BY LANDLORD IN THIS LEASE, LANDLORD IS NOT MAKING AND SPECIFICALLY DISCLAIMS ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY, THE BUSINESS OR ANY OF THE OTHER ITEMS INCLUDING, BUT NOT LIMITED TO, WARRANTIES OR REPRESENTATIONS AS TO MATTERS OF TITLE, ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITIONS INCLUDING WEATHER-RELATED CONDITIONS, AVAILABILITY OF ACCESS, INGRESS OR EGRESS, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS, THE VALUE, CONDITION, HABITABILITY, FITNESS FOR A PARTICULAR USE, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE. TENANT AGREES THAT TENANT HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF LANDLORD OR ANY AGENT OF LANDLORD OR OTHER THIRD PARTY, INCLUDING ANY REAL ESTATE BROKER OR AGENT, EXCEPT AS EXPRESSLY MADE BY LANDLORD IN THIS LEASE. TENANT ACKNOWLEDGES THAT TENANT WAS THE TENANT OF THE FACILITY PRIOR TO THE EXECUTION OF THIS LEASE, THE FACILITY WAS CONSTRUCTED BY AN AFFILIATE OF TENANT, AND TENANT REPRESENTS THAT IT IS INTIMATELY FAMILIAR WITH AND HAS INSPECTED THE LEASED PROPERTY AND HAS FOUND THE CONDITION THEREOF SATISFACTORY IN ALL RESPECTS. TENANT HAS CONDUCTED, OR HAS HAD THE OPPORTUNITY TO CONDUCT, ITS OWN INSPECTIONS AND INVESTIGATIONS OF THE LEASED PROPERTY AND THE BUSINESS AND ASSUMES ALL RISK IN CONNECTION THEREWITH, AND TENANT HEREBY ACKNOWLEDGES AND AGREES THAT LANDLORD IS LEASING TO TENANT AND TENANT HEREBY ACCEPTS ALL OF THE LEASED PROPERTY, THE BUSINESS AND ANY OTHER ITEMS LEASED HEREBY “AS IS WHERE IS,” WITH ALL FAULTS, AND THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS COLLATERAL TO OR AFFECTING THE LEASED PROPERTY BY LANDLORD, ANY AGENT OF LANDLORD OR ANY THIRD PARTY. TENANT HEREBY WAIVES ANY CLAIM OR ACTION AGAINST LANDLORD IN RESPECT OF THE CONDITION OF THE LEASED PROPERTY AND THE BUSINESS. THE TERMS AND CONDITIONS OF THIS SECTION SHALL EXPRESSLY SURVIVE THE TERMINATION OF THIS LEASE.

2.5          Initial Term. The initial term of this Lease (the “Initial Term”) shall commence on the Effective Date and shall terminate and expire at 11:59 p.m. on December 30, 2030, the date which is fifteen (15) years from the Effective Date.

2.6          Extended Terms. Tenant shall have and is hereby granted two (2) options (each, an “Extension Option”) to extend the Term of this Lease (each, an “Extended Term”) for an additional five (5) years each, upon the terms, covenants, conditions and rental as set forth herein; provided no continuing Event of Default then exists hereunder or under any Related Lease at the commencement of the respective Extended Term. Tenant may exercise each such Extension Option successively by giving written notice to Landlord not less than six (6) months nor more than twelve (12) months prior to the respective expiration of the Initial Term of this Lease, or of the then applicable Extended Term. Should Tenant fail to give Landlord such timely written notice during the required period, the then current Term of this Lease and all rights of renewal shall automatically expire as of the then scheduled expiration date of the Term of this Lease.

2.7          Yield Up. Tenant shall, on or before the last day of the Term or upon the sooner termination thereof, peaceably and quietly surrender and deliver to Landlord the Leased Property, including, without limitation, all Leased Improvements and P&E and all additions thereto and replacements thereof made from time to time during the Term, together with and including, without limitation, the P&E Replacements, in good order, condition and repair, reasonable wear and tear excepted, and free and clear of all Liens and encumbrances (other than Permitted Encumbrances, Liens or encumbrances in favor of or granted by Landlord, and any other encumbrances expressly permitted under the terms of this Lease), and Tenant shall fully cooperate with Landlord in transferring, to the extent transferable under Applicable Laws and without consideration or fee, any of the Permits, which Landlord determines, in its sole and absolute discretion, would be necessary or appropriate to continue to operate the Leased Property for its Permitted Use. At the expiration or earlier termination of this Lease, Tenant shall (i) retain all accounts receivable from its operation of the Property and Business subject to and net of the amount of such receivables due to Landlord or to the Reserve pursuant to the terms hereof, and (ii) remain liable for the payment of accounts payable which have accrued as of such time.

2.8          Grant of Easements, Etc. by Landlord. Landlord may, from time to time, at the reasonable request of any third party, or as requested or required by any Government Agencies, at Landlord’s cost and expense: (i) grant easements and other rights in the nature of easements; (ii) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property; (iii) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes; (iv) execute petitions to have the Leased Property annexed to any municipal corporation or utility district; (v) execute amendments to any covenants and restrictions affecting the Leased Property; and (vi) execute and deliver to any person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers (to the extent of its interest in the Leased Property), provided that any instrument requested may not materially impair or diminish Tenant’s use of the Leased Property or adversely affect in any material respect the operation, value or financial viability of the Business, or otherwise materially increase Tenant’s obligations or decrease its rights under this Lease.

ARTICLE 3

RENT

3.1          Rent. Tenant shall pay, in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset, abatement, demand or deduction (unless otherwise expressly provided in this Lease), Rent, together with all applicable sales, transaction privilege, use or excise tax thereon now or hereafter applied to rental receipts by the State and local governmental authorities, (but expressly excluding all federal, state and local income taxes, other taxes on income or net worth, franchise taxes, margin taxes, capital, estate, succession, inheritance, value added or transfer taxes of Landlord or similar taxes or charges or substitutes therefor), to Landlord during the Term at the address to which Notices to Landlord are to be given or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. All payments to Landlord shall be made by wire transfer of immediately available federal funds or by other means acceptable to Landlord in its sole discretion and all such payments shall, upon receipt by Landlord, be and remain the sole and absolute property of Landlord. If Landlord shall at any time accept any such Rent or other sums after the same shall become due and payable, or any partial payment of Rent, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord’s rights hereunder.

3.2          Minimum Rent. Tenant shall pay annual base minimum rent (“Minimum Rent”), subject to any adjustments set forth in Section 11.2, together with all applicable sales, transaction privilege, use or excise tax thereon now or hereafter applied to rental receipts by the State and local governmental authorities (but expressly excluding all federal, state and local income taxes, other taxes on income or net worth, franchise taxes, margin taxes, capital, estate, succession, inheritance, value added or transfer taxes of Landlord or similar taxes or charges or substitutes therefor), to Landlord in equal monthly installments in advance, on the first (1st) Business Day of each Accounting Period; provided, however, the Deferred Rent Amount which would otherwise be paid for the period commencing on the Effective Date and ending on the Deferred Rent Date shall be paid to Landlord in accordance with Section 3.3.6 hereunder. Further, if applicable, the first payment of Minimum Rent and the last payment of Minimum Rent shall be prorated on a per diem basis; provided, however, that for purposes of Minimum Rent, any prorated payment for any partial Accounting Period prior to the first full Accounting Period shall be prorated based upon the installment of Minimum Rent payable for the first full Accounting Period, and any prorated Rent at the end of the Term shall be prorated based upon the installment of Minimum Rent payable for the last full Accounting Period.

3.2.1       Credit for Prepaid Rent. Landlord shall credit all prepaid resident rents, if any, that were credited or paid to Landlord at closing of the transaction contemplated by the Purchase Agreement to Tenant against the first installment(s) of Minimum Rent due hereunder.

3.2.2       Calculation of Minimum Rent. Subject to proration as set forth above, Tenant shall pay Minimum Rent during the first Fiscal Year of the Term of this Lease in an amount equal to the Initial Annual Lease Amount. Such Minimum Rent shall increase on the first day of every Fiscal Year of the Term thereafter by the greater of two percent (2%) or the CPI Index, provided that such increase shall not exceed three percent (3%).

3.2.3       Calculation of Minimum Rent During Extended Term. Tenant shall pay Minimum Rent during any Extended Term in an amount equal to the greater of the then current Minimum Rent for that Fiscal Year or the then current fair market rental value, determined in accordance with Section 3.2.4 below. The Minimum Rent shall be determined prior to the first day of the first Fiscal Year of the Extended Term, and shall increase on the first day of every Fiscal Year of the Extended Term thereafter by the greater of two percent (2%) or the CPI Index, provided that such increase shall not exceed three percent (3%).

3.2.4       Determination of Fair Market Rental Value for Extended Term. Within ten (10) days following Landlord’s receipt of the Extension Option, the parties shall together reasonably determine and agree upon the fair market rental value for the Leased Property. If, however, the parties are unable to agree upon the same within twenty (20) days of such election, then Landlord and Tenant shall, within five (5) days thereafter, each designate an MAI appraiser (together, the “Approved Appraisers”) with at least five (5) years of experience doing business in the vicinity of the Leased Property to produce an independent determination of said fair market rental value. If the two (2) Approved Appraisers have made their determinations and the difference between the amounts so determined does not exceed five percent (5%) of the lesser of such amounts, then the fair market rental value shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed five percent (5%) of the lesser of such amounts, then Landlord and Tenant shall again negotiate in good faith for a period of up to fifteen (15) days to determine the fair market rental value, and if they are unable to agree upon a fair market rental value within such time period (the “Outside Agreement Date”), then they shall jointly select a third (3rd) appraiser meeting the above requirements (the “Additional Appraiser”) within ten (10) days of the Outside Agreement Date. In the event Landlord and Tenant fail to agree upon fair market rental value by the Outside Agreement Date and to appoint an Additional Appraiser within ten (10) days of the Outside Approval Date, the two (2) Approved Appraisers initially appointed by the parties shall mutually select the Additional Appraiser. Any Additional Appraiser appointed by the two (2) initial Approved Appraisers or by mutual agreement of Landlord and Tenant, as applicable, shall be instructed to determine the fair market rental value of the Leased Property within fifteen (15) days after appointment. If an Additional Appraiser is thus appointed, then the determination of the three (3) appraisers (the two (2) initial Approved Appraisers and the Additional Appraiser) which differs most in terms of dollar amount from the determinations of the other two (2) appraisers shall be excluded, and fifty percent (50%) of the sum of the remaining two determinations shall be final and binding upon Landlord and Tenant as the fair market rental value of the Leased Property. Any appraiser-related fees and costs shall be paid by equally by Tenant and Landlord.

3.3          Additional Charges. In addition to the Minimum Rent payable hereunder, Tenant shall pay to the appropriate parties and discharge as and when due and payable hereunder the following (collectively the “Additional Charges”):

3.3.1       Taxes and Assessments. Tenant shall pay or cause to be paid all taxes and assessments required to be paid pursuant to Article 8.

3.3.2       Utility Charges. Tenant shall be liable for and shall promptly pay directly to the utility company all deposits, charges and fees (together with any applicable taxes or assessments thereon) when due for water, gas, electricity, air conditioning, heat, septic, sewer, refuse collection, telephone and any other utility charges, impact fees, or similar items in connection with the use or occupancy of the Leased Property. Landlord shall not be responsible or liable in any way whatsoever for the quality, quantity, impairment, interruption, stoppage, or other interference with any utility service, including, without limitation, water, air conditioning, heat, gas, electric current for light and power, telephone, or any other utility service provided to or serving the Leased Property. No interruption, termination or cessation of utility services shall relieve Tenant of its duties and obligations pursuant to this Lease, including, without limitation, its obligation to pay all Rent as and when the same shall be due hereunder, except in the event that such interruption, termination or cessation of utility services is solely due to an act or omission by Landlord.

3.3.3       Insurance Premiums. Tenant shall pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to Article 9.

3.3.4       Licenses and Permits. Except as otherwise provided in this Lease, Tenant shall pay or cause to be paid all fees, dues and charges of any kind which are necessary in order to acquire and keep in effect and good standing all Permits required for operation of the Leased Property in accordance with the terms of Article 4. Tenant shall maintain, in Tenant’s name (to the extent permitted under Applicable Laws), those Permits related to the operation of the Leased Property. Notwithstanding the foregoing, in the event of the expiration or earlier termination of this Lease, Tenant shall assign, transfer or otherwise convey all Permits maintained in Tenant’s name to Landlord or Landlord’s designee, to the extent not prohibited by Applicable Laws.

3.3.5       Sales Tax. Each month, Tenant shall reimburse Landlord for the amount of any applicable sales, transaction privilege, use, excise or similar or other tax paid by Landlord on any Rent, Deferred Rent (when applicable) and any payments to the Reserve or otherwise made under this Lease, whether the same be now or hereafter levied, imposed or assessed by the State, local or any Governmental Agencies, but specifically excluding any federal, state or local income taxes, franchise taxes, margin taxes, taxes on net worth, capital, estate, succession, inheritance, value added or transfer taxes of Landlord or similar tax or charge or substitutes therefor and any other taxes imposed on Landlord’s income. Landlord shall provide Tenant with information regarding the calculation and payment of such tax prior to the first (1st) Business Day of each Accounting Period, and Tenant shall pay such sales tax to Landlord together with the Minimum Rent payment.

3.3.6       Deferred Rent. In addition to Rent due hereunder, Tenant shall pay to Landlord the Deferred Rent Amount as follows: (i) on the last day of the First Compliance Period, an amount equal to sixty (60%) of the Deferred Rent Amount; and (ii) on the last day of the Second Compliance Period, an amount equal to forty percent (40%) of the Deferred Rent Amount.

3.3.7       Other Charges. Tenant shall pay or cause to be paid all other amounts, liabilities and obligations arising in connection with the Leased Property, including, without limitation, Operating Expenses and any other costs and expenses specifically identified as “Additional Charges” pursuant to this Lease, except those obligations expressly stated not to be an obligation of Tenant pursuant to this Lease.

3.3.8       Penalties and Interest. Tenant shall pay or cause to be paid every fine, penalty, interest and cost, that Tenant is responsible for, which may be added for non-payment or late payment of the items referenced in this Section 3.3.8. Tenant shall prepare and file at its expense, to the extent required or permitted by Applicable Laws, all tax returns and other reports in respect of any Additional Charge as may be required by Governmental Agencies. Notwithstanding the foregoing provisions of this Section 3.3, with respect to any Additional Charge accruing prior to the Effective Date and payable on or after the Effective Date for which Landlord has received a credit from the Seller at Closing, Landlord shall either pay such credited amount when due to the applicable parties or deliver such credited amount to Tenant in which event Tenant shall pay such credited amount to the applicable parties when due. Notwithstanding any provision contained herein to the contrary, if any interest rate specified in this Lease is higher than the rate then permitted by law, such interest rate specified herein shall automatically be adjusted from time to time to the maximum rate permitted by Arizona Law.

3.3.9       Reserve Payments. Tenant shall pay or cause to be paid all amounts required to be placed into the Reserve pursuant to Section 5.2.

3.4          Landlord Advances. Except as specifically provided otherwise in this Lease, and subject to Tenant’s right to contest taxes affecting the Leased Property pursuant to, and in accordance with, Section 8.2 hereof, if Tenant does not pay or discharge all Additional Charges, and provide proof of payment if requested by Landlord prior to delinquency, Landlord shall have the right but not the obligation to pay such Additional Charges on behalf of Tenant. If Landlord shall make any such expenditure for which Tenant is responsible or liable under this Lease, or if Tenant shall become obligated to Landlord under this Lease for any other sum besides Minimum Rent as hereinabove provided, the amount thereof shall be deemed to constitute an “Additional Charge” and shall be due and payable by Tenant to Landlord, together with interest at the Overdue Rate and all applicable sales or other taxes thereon, if any, simultaneously with the next succeeding monthly installment of Minimum Rent or at such other time as may be expressly provided in this Lease for the payment of the same.

3.5           Late Payment of Rent. If Tenant fails to make any payment of Rent on or before the seventh (7th) Business Day after the same becomes due, Tenant shall pay to Landlord an administrative late charge of three percent (3%) of the amount of such payment. In addition, such past due payment shall bear interest at the Overdue Rate from the date first due until paid. Such late charge and interest shall constitute an Additional Charge and shall be due and payable with the next installment of Rent due hereunder.

3.6           Net Lease. Landlord and Tenant acknowledge and agree that both parties intend that this Lease shall be and constitute what is generally referred to in the real estate industry as a “triple net” or “absolute net” lease, such that, except as otherwise expressly set forth herein, Tenant shall be obligated hereunder to pay all costs and expenses incurred with respect to, and associated with, the Leased Property and all personal property thereon and therein and the business operated thereon and therein, including, without limitation, all rent and other charges due and payable under any ground lease or sublease encumbering the Land, all taxes and assessments, utility charges, insurance costs, maintenance costs and routine and customary repair, replacement and restoration expenses (all as more particularly herein provided), together with any and all other assessments, charges, costs and expenses of any kind or nature whatsoever related to, or associated with, the Leased Property, the use, occupation or operation thereof, and the Business operated thereon and therein, other than any cost or expenses specifically indicated herein to be Landlord’s obligation and other than Landlord’s financing costs and expenses and related debt service; provided, however, that Landlord shall nonetheless be obligated to pay Landlord’s federal, state and local income taxes, other taxes on income or net worth, franchise taxes, margin taxes, capital, estate, succession, inheritance, value added or transfer taxes of Landlord or similar taxes or charges or substitutes therefor imposed on Landlord’s income. Except as expressly provided in this Lease, Landlord shall bear no cost or expense of any type or nature with respect to, or associated with, the Leased Property, or the use, occupation or operation thereof. Except to the extent otherwise expressly provided in this Lease, it is agreed and intended that Rent payable hereunder by Tenant shall be paid without notice, demand, counterclaim, set off, deduction or defense and without abatement, suspension, deferment, diminution or reduction and that Tenant’s obligation to pay Rent throughout the Term and any applicable Extended Term is absolute and unconditional and the respective obligations and liabilities of Tenant and Landlord hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with Applicable Laws, including any inability to occupy or use the Leased Property by reason of such noncompliance; (b) any damage to, removal, abandonment, salvage, loss, theft, scrapping or destruction of or any requisition of the Leased Property or any part thereof, or any environmental condition on the Leased Property or any property in the vicinity of the Leased Property; (c) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof, including eviction; (d) any defect in title to or rights to the Leased Property or any Lien on such title or rights to the Leased Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by any Person; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Tenant or any other Person or any action taken with respect to this Lease by any trustee or receiver of Tenant or any other Person or by any court, in any such proceedings; (g) any right or claim that Tenant has or might have against any Person, including, without limitation, Landlord or any vendor, manufacturer or contractor of or for the Leased Property (other than a claim resulting from any willful misconduct or gross negligence of Landlord); (h) subject to Section 12.3 hereof, any failure on the part of Landlord or any other Person to perform or comply with any of the terms of this Lease, or of any other agreement; (i) any invalidity, unenforceability, rejection or disaffirmance of this Lease by operation of law or otherwise against or by Tenant or any provision hereof; (j) the impossibility of performance by Tenant or Landlord, or both; (k) any action by any court, administrative agency or other Government Agencies; (l) any interference, interruption or cessation in the use, possession or quiet enjoyment of the Leased Property or otherwise, unless such interference, interruption or cessation in use is solely due to an act or omission by Landlord; or (m) any other occurrence whatsoever whether similar or dissimilar to the foregoing, whether foreseeable or unforeseeable, and whether or not Tenant shall have notice or knowledge of any of the foregoing. Except as specifically set forth in this Lease, this Lease shall be non-cancelable by Tenant for any reason whatsoever and, except as expressly provided in this Lease Tenant, to the extent now or hereafter permitted by Applicable Laws, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease or to any diminution, abatement or reduction of Rent payable hereunder. Except as specifically set forth in this Lease, under no circumstances or conditions shall Landlord be expected or required to make any payment of any kind hereunder or have any obligations with respect to the use, possession, control, maintenance, alteration, rebuilding, replacing, repair, restoration or operation of all or any part of the Leased Property, so long as the Leased Property or any part thereof is subject to this Lease.

3.7           No Abatement of Rent. Except as otherwise specifically set forth in this Lease, no abatement, diminution or reduction (a) of Rent, charges or other compensation, or (b) of Tenant’s other obligations hereunder shall be allowed to Tenant or any Person claiming under Tenant, under any circumstances or for any reason whatsoever and to the maximum extent permitted by Applicable Laws, Tenant hereby waives the application of any local or state statutes, land rules, regulations or ordinance providing to the contrary.

3.8           Letter of Credit; Tenant Security Deposit. On the Effective Date of this Lease, Tenant shall deliver to Landlord an irrevocable letter of credit naming Landlord or its designee as the sole beneficiary (the “Letter of Credit”) in a face amount of Two Million and No/100 Dollars ($2,000,000.00), which shall be issued by a fiduciary approved by Landlord at its reasonable discretion (the “Issuer”) and secured by the assets of an entity other than Tenant or Guarantor. If at any time during the Term the creditworthiness of the issuing bank materially decreases, then Landlord may, in its reasonable discretion, require Tenant to replace the Letter of Credit with one from another issuing bank satisfactory to Landlord. On the first anniversary of the Effective Date of this Lease, Tenant shall deliver to Landlord a cash deposit of One Million Dollars ($1,000,000.00) (the “Cash Deposit”, together with the Letter of Credit, the “Security Deposit”). Tenant shall maintain the Security Deposit (subject to increases or decreases as provided hereunder) for the duration of the Term (and any Extended Term) of this Lease. If Tenant performs all of Tenant’s obligations hereunder, then at the expiration of the Term, and after Tenant has vacated the Leased Property, the cash Security Deposit, if any, shall be returned to Tenant, without payment of interest or other increment for its use. No trust or escrow relationship is created herein between Landlord and Tenant with respect to the Security Deposit. Landlord shall not be required to keep any cash Security Deposit separate from its general accounts and may commingle the same with other funds of Landlord. The Letter of Credit will permit multiple draws, and draws may be for part or all of the face amount of the Letter of Credit. The Letter of Credit shall be assignable without the consent of Tenant by Landlord to any of its affiliates or any assignee of Landlord’s rights under the Lease, or any assignee of such assignees. The Letter of Credit shall have a term of at least twelve (12) months. Throughout the Term, the Letter of Credit shall be renewed or reissued for successive twelve (12) month terms. At least sixty (60) days prior to the date of expiration of the Letter of Credit, Tenant shall cause the issuing bank to deliver to Landlord a new or renewed Letter of Credit for the next-succeeding twelve (12) month period. In the event that Tenant does not timely receive the renewal or reissuance of the Letter of Credit as provided in the immediately preceding sentence, Landlord shall have the right to draw upon the Letter of Credit; provided, however, that Landlord shall immediately return such funds to Tenant in the event Tenant delivers to Landlord a replacement Letter of Credit reasonably acceptable to Landlord. If the Letter of Credit shall be stolen, misplaced or destroyed, Tenant will provide a replacement Letter of Credit.

3.8.1           Decreases to Security Deposit. The Security Deposit may be reduced during the Term of the Lease as follows: (i) if Tenant maintains Compliant Coverage during the First Compliance Period and no Event of Default exists under the Lease, the Security Deposit may be reduced by $500,000.00 upon the expiration of the First Compliance Period (the “First Security Deposit Decrease”); and (ii) in the event Tenant achieves the First Security Deposit Decrease, if Tenant maintains Compliant Coverage during the Second Compliance Period and no Event of Default exists under the Lease, the Security Deposit may be reduced by an additional $500,000.00 upon the expiration of the Second Compliance Period.

3.8.2           Increases to Security Deposit. The Security Deposit shall be increased during the Term (and any Extended Term) of the Lease as follows: if Tenant fails to achieve (a) an annual Rent Coverage Ratio (based on the prior four (4) Fiscal Quarters) of 1.3x EBITDAR for the First Compliance Period (as determined at the end of the First Compliance Period), or (b) an annual Rent Coverage Ratio (based on the prior four (4) Fiscal Quarters) of 1.75x EBITDAR the Second Compliance Period (as determined at the end of the Second Compliance Period based upon Tenant’s then current financial data) or (c) an annual Rent Coverage Ratio (based on the prior four (4) Fiscal Quarters) of 1.75x EBITDAR for any twelve month period thereafter during the Term (as determined at the end of such twelve month period), Tenant shall, subject to this Section 3.8.2, within thirty (30) days of a determination by Landlord that Tenant has failed to achieve the required Rent Coverage Ratio specified above, either: (y) fund (or cause the Guarantor to fund) to Landlord the amount required to bring the annual Rent Coverage Ratio to the required 1.3x or 1.75x EBITDAR Rent Coverage Ratio threshold, as applicable (the “Shortfall Amount”); or (z) increase the Security Deposit by the Shortfall Amount. Such payment of the Shortfall Amount or increase in the Security Deposit shall remain in effect until Tenant has achieved the required annual 1.3x or 1.75x EBITDAR Rent Coverage Ratio threshold (based on the prior four (4) Fiscal Quarters), as applicable, whereupon the Shortfall Amount shall be returned to Tenant or the Security Deposit shall be reduced to the amount of the Security Deposit in place immediately prior to increase contemplated by this Section 3.8.2.

3.9           Security for Lease. The Security Deposit shall be held by Landlord as security for the faithful observance and performance by Tenant of all the terms, covenants and conditions of the Lease to be observed and performed by Tenant. If an Event of Default shall occur and be continuing under this Lease, then Landlord may, at its option, and without prejudice to any other remedy which Landlord may have hereunder against Tenant or Guarantor, make use, apply or retain all or any portion of the Security Deposit, including drawing on the Letter of Credit, for the payment of any Rent, the funding of Additional Charges or other charges arising out of an Event of Default, the funding of the Reserve or for the payment of any sum to which Landlord may become obligated by reason of such Event of Default. Without limiting the foregoing, if an Event of Default occurs due to Tenant’s failure to timely deposit into the Reserve any amounts which are required to be deposited by Tenant pursuant to Section 5.2.2 hereof, then Landlord may apply the Security Deposit to fund such amounts. If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall, within five (5) days after written demand therefor, deliver to Landlord cash or a new letter of credit reasonably acceptable to Landlord in the amount equal to any amounts of the Security Deposit so used, applied or retained by Landlord. TENANT HEREBY ACKNOWLEDGES AND AGREES THAT (A) THE SECURITY DEPOSIT SHALL NOT BE CONSIDERED AS PREPAID RENT HEREUNDER; (B) LANDLORD’S DAMAGES HEREUNDER SHALL NOT BE LIMITED TO THE AMOUNT OF THE SECURITY DEPOSIT; AND (C) LANDLORD HAS ENTERED INTO THIS LEASE IN RELIANCE UPON THE SECURITY DEPOSIT.

3.10         Security Agreement. Tenant hereby grants to Landlord a security interest in the Security Deposit and Reserve as security for Tenant’s obligations to Landlord hereunder and Tenant agrees that, in addition to all other rights and remedies available to Landlord, Landlord shall have all rights of a secured party under Applicable Law with respect to such proceeds. Tenant agrees to execute and deliver all such instruments as may be required by Landlord to evidence and/or perfect these security interests. At Landlord’s expense, Landlord may file at the appropriate state and county Uniform Commercial Code filing offices any financing statement or other instrument needed to evidence and/or perfect these security interests. Tenant hereby grants to Landlord a power of attorney specifically limited to Landlord’s execution and filing of any financing statement or other instrument needed to evidence and/or perfect Landlord’s aforesaid security interest, which power is coupled with an interest and is irrevocable during the Term.

ARTICLE 4

USE OF THE LEASED PROPERTY

4.1          Permitted Use.

4.1.1       Permitted Use. Tenant covenants and agrees that it shall, throughout the Term of this Lease, except during the continuation of a Force Majeure Event, continuously use and occupy the Leased Property solely for operation of the Business, and for such other uses as may be necessary or incidental to such use, and for no other purpose without interruption (the foregoing being referred to as the “Permitted Use”). Without the prior written consent of Landlord, no Affiliate of Tenant may be a subtenant or concessionaire in the Leased Property. Notwithstanding the foregoing, Tenant may sublease a portion of the Leased Property without the prior written consent of Landlord, provided that: (i) Tenant subleases such portion of the Leased Property in the ordinary course of business, (ii) the sublease is on market terms and conditions, and (iii) during the Term of the Lease, Tenant does not sublease more than 2,000 square feet of the Leased Property in the aggregate without Landlord consent. No use shall be made or permitted to be made of the Leased Property which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof, nor shall Tenant sell or otherwise provide or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriter’s regulations. Tenant shall, at its sole cost, comply with all Insurance Requirements. Tenant shall not take or omit to take any action, the taking or omission of which materially impairs the value or the usefulness of the Leased Property or any part thereof for its Permitted Use.

4.1.2       Necessary Approvals. Tenant shall at all times during the Term of this Lease and in accordance with the terms of this Lease maintain, in good standing, all Permits and approvals necessary to use and operate, for its Permitted Use, the Leased Property and the Business operated thereon under Applicable Laws, and shall provide to Landlord, upon Landlord’s request, a copy of any documents or information pertaining to said Permits and approvals. Landlord shall, at no cost or liability to Landlord, reasonably cooperate with Tenant in this regard.

4.1.3       Lawful Use, Etc. Tenant shall not use or suffer or permit the use of the Leased Property or Tenant’s Personal Property, if any, for any unlawful purpose. Tenant shall not commit or suffer to be committed any waste on the Leased Property nor shall Tenant cause or permit any unlawful nuisance thereon or therein. Tenant shall not suffer nor permit the Leased Property, or any portion thereof, to be used in such a manner as (i) would reasonably be expected to impair Landlord’s title thereto or to any portion thereof, (ii) would reasonably be expected to allow a claim or claims for adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof, or (iii) are likely to result in a material, negative change in its quality or condition.

4.1.4       Compliance with Legal Requirements. Tenant shall at all times, at its sole cost and expense, keep, maintain and operate the Leased Property in compliance with all Legal Requirements; provided that the cost or expense of any improvement, alteration, repair or addition required under any Legal Requirement or necessary for compliance with any Applicable Law shall be paid for using funds from the Reserve and otherwise in accordance with Article 5 hereof. Tenant agrees to give Landlord Notice of any notices, orders or other communications relating to Legal Requirements affecting the Leased Property which is or are enacted, passed, promulgated, made, issued or adopted, a copy of which is served upon, or received by, Tenant, or a copy of which is posted on or fastened or attached to the Leased Property, within five (5) Business Days after service, receipt, posting, fastening or attaching. At the same time, Tenant will inform Landlord as to the work or steps which Tenant proposes to do or take in order to comply therewith. Tenant shall manage the use of all Hazardous Substances stored at, or used in connection with, the Leased Property and Business in accordance with all applicable Environmental Laws.

4.2          Environmental Matters.

4.2.1       Except in accordance with Applicable Laws, Tenant shall at all times during the Term keep the Leased Property free of Hazardous Substances. Neither Tenant nor any of its employees, agents, invitees, licensees, contractors, guests, or subtenants (if permitted) shall use, generate, manufacture, refine, treat, process, produce, store, deposit, handle, transport, Release (as defined below), or dispose of Hazardous Substances in, on, at, under, from or about the Leased Property or the Environment thereof, in violation of any Applicable Law(s). Tenant shall give Landlord prompt Notice of any claim received by Tenant from any person, entity, or applicable Governmental Agencies that a Release or disposal of Hazardous Substances has occurred or otherwise been identified on the Leased Property or the Environment thereof, and shall strictly comply with and correct, at Tenant’s sole cost and expense, any and all violations of Applicable Law(s) to the written satisfaction of the applicable Governmental Agencies and Landlord. Upon request of Landlord, Tenant shall provide Landlord with a copy of any and all written correspondence between any such applicable Governmental Agency and Tenant. Under this Section 4.2, the term “Release” shall mean any potential or actual presence in, on, at, under, from, or the spilling, leaking, migrating, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the Environment of any Hazardous Substance(s). Tenant shall not knowingly or intentionally discharge or permit to be discharged into any septic facility or sanitary sewer system serving the Leased Property any Hazardous Substance(s), toxic or hazardous sewage or waste other than that which is permitted by Applicable Laws or which is normal domestic waste water for the type of business contemplated by this Lease to be conducted by Tenant on, in, at or from the Leased Property. Any Hazardous Substance(s) toxic or hazardous sewage or waste which is produced or generated in connection with the use or operation of the Leased Property shall be handled and disposed of as required by and in strict compliance with all Applicable Law(s), or shall be pretreated to the level of domestic wastewater, as specified by Applicable Law(s), prior to discharge into any septic facility or sanitary sewer system serving the Leased Property.

4.3          Continuous Operations. Tenant shall continuously operate the Leased Property in the manner required hereunder, shall maintain sufficient skilled staff and employees, and shall maintain adequate levels and quality of P&E, to operate the Leased Property as herein required at its sole cost and expense throughout the entire Term of this Lease. Landlord hereby agrees that Tenant may enter into a Management Agreement with Cobalt Rehab Management LLC, a Texas limited liability company, effectively dated as of the date hereof; provided, however, Landlord shall have approved of such Management Agreement prior to the Effective Date, and Landlord makes no representations whatsoever with respect to the Management Agreement and specifically disclaims any obligation to allow such management agreement to remain in effect upon termination of this Agreement. Tenant shall not enter into any other management agreement with respect to the Leased Property unless such management agreement is approved in writing by Landlord, at Landlord’s sole and absolute discretion, and any such management agreement shall be expressly subordinate to the interests of Landlord and the holder of any Facility Mortgage, and the payment of any management fees thereunder shall be expressly subordinate to payment of Rent under this Lease. Additionally, any such management agreement must provide that Landlord may assume such agreement, in Landlord’s sole and absolute discretion, upon an Event of Default.

4.4          Compliance With Restrictions, Etc. Tenant, at its sole cost and expense, shall comply in all respects with all Permitted Encumbrances affecting the Leased Property and Tenant shall comply with and perform all of the obligations set forth under the same to the extent that the same are applicable to the Leased Property or to the extent that the same would, if not complied with or performed, impair or prevent the continued use, occupancy and operation of the Leased Property for the purposes set forth in this Lease; provided, however, the foregoing shall not require Tenant to perform any of Landlord’s obligations under any Permitted Encumbrance relating to a Facility Mortgage or any other financing incurred by Landlord. Further, in addition to Tenant’s payment obligations under this Lease, Tenant shall pay all sums charged, levied or assessed under any Permitted Encumbrances (other than any encumbrances relating to a Facility Mortgage or any other financing incurred by Landlord) promptly as the same become due and shall, upon receipt of written request by Landlord, promptly furnish Landlord evidence of payment thereof.

4.5          Standard of Operation. Throughout the Term of this Lease, Tenant shall continuously operate (except during a Force Majeure Event) the Business and the Leased Property in full compliance with the terms hereof in a manner consistent with the level of operation maintained as of the Effective Date, as may be improved from time to time, including, without limitation, the following:

(a)          to operate the Leased Property and the Business in a prudent manner and in compliance with Applicable Laws, Accessibility Laws, Legal Requirements and regulations relating thereto, and maintain all Permits and any other agreements necessary for the use and operation of the Business;

(b)          to keep all Leased Improvements and P&E located on the Land or used or useful in connection with the Business in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions and improvements thereto to keep the same in good operating condition;

(c)          to initially fund a working capital account in an amount equal to $5,200,000 to open and operate the Leased Property as herein required, of which $1,700,000 may be used to purchase equipment, $2,000,000 shall be used to pay for pre- opening costs and expenses and $1,500,000 for additional working capital needs. Thereafter, Tenant shall (i) maintain cash or cash-equivalents in a minimum amount of $1,000,000, and (ii) maintain access to additional cash or cash-equivalents held by Cobalt Rehabilitation Hospitals, LLC or Cobalt Medical Partners, LLC in a minimum amount of $1,000,000 (working capital shall mean assets which are reasonably necessary and used for the day to day operation of the Leased Property, including, without limitation, (i) amounts sufficient for the maintenance of change and petty cash funds, amounts deposited in operating bank accounts, receivables, prepaid expenses, and (ii) funds required to (A) maintain Inventory, (B) pay all Operating Expenses as they become due, less accounts payable and accrued current liabilities, and (C) maintain the Leased Property in good repair, working order and condition);

(d)          to keep, maintain, operate, and use the Leased Property and Business in compliance with the terms hereof, and at the level of operation conducted at the Facility as of the Effective Date; and

(e)          to provide prompt written notice to Landlord of material or extraordinary developments, lawsuits, violation of any Legal Requirements and fines relating to the use and operation of the Leased Property or the Business.

4.6          Standards, Not Control. Landlord and Tenant stipulate and agree that the means, pricing, policies, and methods used and actions taken to operate the Business are within the sole control and election of Tenant, and are not specified by or under the control of Landlord. Accordingly, Landlord shall have no responsibility for any action taken by Tenant in order to manage or operate the Business.

4.7          Survival. As to conditions and uses of Tenant existing or occurring prior to the expiration or sooner termination of this Lease, the provisions of this Article 4 shall survive the expiration or sooner termination of this Lease.

ARTICLE 5

MAINTENANCE AND REPAIRS

5.1          Tenant’s Obligations.

5.1.1       Tenant shall, at its sole cost and expense, keep the Leased Property in good working order and repair, and shall promptly make all necessary and appropriate repairs and replacements thereto of every kind and nature reasonably required for the standard of operation for the Business as set forth herein, whether interior or exterior, structural or nonstructural, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term and whether or not necessitated by siltation, wear, tear, acts of God, obsolescence or defects, latent or otherwise, and shall use all reasonable precautions to prevent damage or injury. All repairs shall be made in a good, workmanlike manner, consistent with the standards generally employed by owners and operators of inpatient rehabilitation facilities comparable to the Facility, as may be improved from time to time, in accordance with all applicable federal, state and local statutes, ordinances, by laws, codes, rules and regulations relating to any such work.

If Landlord notifies Tenant in writing of the need for Tenant to undertake repairs and maintenance in accordance with the provisions of this Section 5.1, specifying the items of repair or maintenance in question, Tenant shall respond within ten (10) Business Days as to Tenant’s planned course of action with respect to the specific items identified by Landlord, or as to such items which Tenant feels are inappropriate, except in the case of an emergency in which event the Tenant shall respond as quickly as the emergency requires.

5.1.2       Tenant shall also, at its sole cost and expense, put, keep, replace and maintain Tenant’s Personal Property in good repair and in good, safe and substantial order, howsoever the necessity or desirability for repairs may occur, and whether or not necessitated by wear, tear, obsolescence or defects. Tenant may at any time and from time to time remove and dispose of any of Tenant’s Personal Property which is either (i) obsolete or unfit for use or which is no longer useful in the operation of the Business or (ii) not reasonably required for the operation of the Business as required herein.

5.1.3       In addition to the foregoing, Tenant shall, at its sole cost and expense, comply with and perform any maintenance obligations and/or requirements set forth in any and all applicable agreements or permits concerning storm water control or drainage procedures and any agreements or permits applicable to any rights in or to navigable waters associated with or related to the Leased Property or the operation thereof.

5.2          Reserve

5.2.1       Commencing with the first Fiscal Year, Landlord shall establish an interest bearing reserve account (the “Reserve”) in a bank designated by Landlord. All interest earned on the funds in the Reserve shall be added to and remain a part of the Reserve. Both Tenant and Landlord shall be signatories on the Reserve; provided, however, so long as there exists no uncured Event of Default, Tenant may be the sole signatory on any withdrawals, whether by check, wire or otherwise and further provided that such expenditures are in accordance with the Approved Reserve Budget. In the event Tenant has committed an uncured Event of Default, only Landlord’s signature and approval shall be required to withdraw funds from the Reserve and Tenant shall not make any withdrawals. Such account shall be established in Landlord’s name and control for the purposes set forth in this Lease. The purpose of the Reserve is to cover the cost of the following, to the extent carried out in accordance with this Lease (collectively, “Reserve Expenditures”):

(a)          replacements (including P&E Replacements) and renewals and additions to the P&E located at the Land or used in connection with the Business (other than food and beverages located at any restaurant operated in connection with the Business); and

(b)          repairs, alterations (including any Permitted Renovations contemplated by Section 6.2 hereof, subject to the provisions of Section 6.2.2 hereof), improvements, renewals, replacements and additions, whether routine, non-routine or major, to the Leased Improvements, including without limitation, those required in order to cause the Leased Property to comply with Applicable Laws and those which are normally capitalized under GAAP such as maintenance, renovations, repairs, alterations, improvements, renewals, replacements and additions to (i) any structures, including bearing walls, foundations, exterior facades, interior walls, roofs and ceilings, any mechanical, electrical, heating, ventilating, air conditioning, plumbing and vertical transportation elements of the Leased Improvements, and all other related improvements and facilities; and (ii) signage, storm drain system, parking lot and related facilities and all other related improvements and facilities, which expenditures Tenant reasonably believes should be made for the Leased Property for the following Fiscal Year in order to maintain the Leased Property in a commercially reasonable condition consistent with the standard of operation for the Business required herein.

(c)          In accordance with the terms of Section 4.2 hereof, any abatement, management, cleanup, removal or remediation work with respect to any Hazardous Substances.

5.2.2       On or before the tenth (10th) Business Day following the end of each Accounting Period during the remainder of the Term, Tenant shall transfer into the Reserve an amount equal to one twelfth (1/12) of the Reserve Payment. The term “Reserve Payment” shall mean: (i) $0.25 per rentable square foot of the Facility for the initial Fiscal Year of the Term, (ii) $0.50 per rentable square foot of the Facility for the second Fiscal Year of the Term, (iii) $1.00 per rentable square foot of the Facility for the third Fiscal Year of the Term, and, for each Fiscal Year thereafter, increasing annually by an amount equal to two and one half percent (2.5%). The total rentable square footage of the Facility shall be as set forth in the final “as completed” construction plans and specifications for the Facility, subject to the approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, the Reserve Payment payable during each Accounting Period of the initial Fiscal Year and the last Fiscal Year of the Term shall be prorated on a per diem basis. Notwithstanding anything to the contrary in this Section 5.2.2, in the event that an amount different than the Reserve Payment set forth above is set forth in a Reserve Budget, or a greater amount is required by the lender holding the first Mortgage on the Facility, then the Reserve Payment shall be such different or greater amount, as the case may be.

5.2.3       On or before November 1 of each Fiscal Year (and within sixty (60) days of the Effective Date for the first Fiscal Year), Tenant shall prepare an estimate (the “Reserve Budget”) of Reserve Expenditures anticipated during the ensuing Fiscal Year, and shall submit such Reserve Budget to Landlord for its review. Such Reserve Budget shall reflect by category the projected budget for Reserve Expenditures for the Leased Property and assumptions on the basis of which such categories were prepared in narrative form if necessary, including separate budget items for all projected expenditures for replacements, substitutions and additions to Tenant’s Personal Property. Tenant shall provide to Landlord reasonable additional detail, information and assumptions used in the preparation of the Reserve Budget as requested by Landlord, and shall also submit to Landlord with the Reserve Budget good faith longer range projections of planned Reserve Expenditures for an additional three (3) Fiscal Years. Tenant shall review the Reserve Budget with Landlord, and subject to Landlord’s approval, Tenant shall implement such Reserve Budget for the successive Fiscal Year (during which it shall, if approved by Landlord, be referred to as the “Approved Reserve Budget”). In addition, Landlord shall have the right to reasonably disapprove any expenditures to be made pursuant to the Reserve Budget which are not in compliance with Applicable Laws. Further, Landlord’s approval of any expenditure pursuant to the Reserve Budget shall not be, or be deemed to be, an assumption by Landlord of any liability in connection with the expenditures made. Pending resolution of any dispute, the specific disputed item of the Reserve Budget shall be suspended and replaced for the Fiscal Year in question by an amount equal to the lesser of (a) that proposed by Tenant for such Fiscal Year, or (b) such budget item for the Fiscal Year prior thereto. Subject to the terms of this Section 5.2.3, Tenant shall not deviate from the Approved Reserve Budget without the prior approval of Landlord, except in the case of an emergency where immediate action is necessary to prevent imminent danger to person or property (an “Emergency”). In such circumstances, Tenant shall use good faith efforts to obtain the approval of Landlord if practicable and if such efforts would not pose a risk to the condition of the Leased Property or harm to any person, and in any event provide notice to Landlord as promptly as possible of such expenditure, the amount of and the reason for the same.

5.2.4       Tenant shall, consistent with the Approved Reserve Budget, from time to time make Reserve Expenditures from the Reserve as it reasonably deems necessary in accordance with Section 5.2 and Section 5.2.3. Tenant shall provide to Landlord, within thirty (30) days after the end of each Accounting Period, an itemized statement setting forth Reserve Expenditures made to date during the Fiscal Year, including appropriate supporting documentation such as receipts, invoices or other relevant information required to support and account for such Reserve Expenditures.

5.2.5       In the event Reserve Expenditures not otherwise provided for in the Approved Reserve Budget are required (a) as a result of Legal Requirements, a Force Majeure Event and/or are otherwise required for the continued safe and orderly operation of the Leased Property, (b) due to an Emergency threatening the Leased Property, its guests, invitees or employees, or (c) because the continuation of a given condition will subject Tenant or Landlord to civil or criminal liability (“Unforeseen Reserve Expenditures”), Tenant shall give Landlord Notice thereof, which Notice shall set forth in reasonable detail the nature of the Unforeseen Reserve Expenditures and the estimated cost thereof, and Landlord agrees that it shall not unreasonably withhold, condition or delay its approval of such Unforeseen Reserve Expenditures.

5.2.6       In the event funds in the Reserve shall be insufficient, or are reasonably projected by Tenant to be insufficient for necessary and permitted Reserve Expenditures, including, without limitation, Unforeseen Reserve Expenditures as set forth under Section 5.2.5 hereof (collectively, “Unfunded Reserve Expenditures”), Tenant shall give Landlord Notice thereof, which Notice shall set forth in reasonable detail the nature of the Unfunded Reserve Expenditures and the estimated cost thereof, and Landlord, in Landlord’s sole and absolute discretion, may approve and fund the amount necessary to pay for such Unfunded Reserve Expenditures.

5.2.7       All interest earned on the Reserve shall be added to and become a part thereof, and all P&E Replacements purchased with funds from the Reserve shall be and remain the property of Landlord and shall be treated as Leased Property pursuant to Section 2.1(e). All funds in the Reserve shall be the property of Landlord throughout the Term and upon expiration or earlier termination of this Lease, subject to Section 5.2.8 below and Tenant’s rights to use the same in accordance with this Article 5.

5.2.8       It is understood and agreed that, during the Term, the Reserve shall be maintained and used solely in connection with the Leased Property. At the end of each Accounting Period, any amounts remaining in the Reserve shall be carried forward to the next Accounting Period, but Tenant shall not receive a credit for such remaining amounts against the Reserve Payment to be deposited by Tenant in such next Accounting Period. If this Lease is terminated or for any reason expires prior to the end of any applicable Term, all funds remaining in the Reserve shall be retained by Landlord as the sole and exclusive property of Landlord.

5.2.9       If Landlord wishes to grant a security interest in or create another encumbrance on its interest in the Reserve in connection with a Facility Mortgage, including all or any part of the existing or future funds therein, or any general intangible in connection therewith, the instrument granting such security interest or creating such other encumbrance shall expressly provide that such security interest or encumbrance is prior in right to the rights of Tenant with respect to the Reserve as set forth herein.

5.3          Landlord Funding. If Landlord provides additional funds towards the costs of construction, renovation and/or refurbishment, as applicable, with respect to the Leased Property (an “Improvement Project”), Landlord and Tenant acknowledge and agree that (a) all amounts disbursed by Landlord in connection with such Improvement Project shall be used by Tenant solely in connection with the Permitted Renovations to the Leased Property approved in writing by Landlord in connection with such Improvement Project, (b) the terms, conditions, rights and obligations of Tenant and Landlord, as applicable, set forth in this Section 5.3 shall be complied with in all respects by Tenant and Landlord, as applicable, with respect to such Improvement Project, and (c) all improvements and personal property acquired in connection with such Improvement Project shall be the property of Landlord and shall be part of the Leased Property hereunder.

ARTICLE 6

IMPROVEMENTS, ETC.

6.1          Prohibition.  Except for Minor Alterations as hereinafter expressly provided in Section 6.2, no portion of the Leased Property shall be demolished, removed or altered by Tenant in any manner whatsoever without the prior written consent and approval of Landlord. Tenant shall be entitled and obligated to undertake all alterations to the Leased Property required by any Legal Requirements and, in such event, Tenant shall comply with the provisions of Section 6.2 below.

6.2          Permitted Renovations. The activities permitted pursuant to Section 6.2.1 and Section 6.2.2 below shall collectively constitute “Permitted Renovations”.

6.2.1       Minor Alterations. Landlord acknowledges that certain minor alterations and renovations to the Leased Improvements may be undertaken by Tenant from time to time (“Minor Alterations”). Landlord hereby agrees that Tenant shall be entitled to perform such Minor Alterations on or about the Leased Improvements without the prior approval of Landlord; provided, however, that the cost of each Minor Alteration shall not exceed One Hundred Thousand and No/100 Dollars ($100,000.00), and the same shall not weaken or impair the structural strength of any buildings or other structural improvements which constitute part of the Leased Improvements, or alter their design or appearance (including, but not limited to, a reduction in the number of units), materially impair the use of any of the service facilities located on the Leased Property, or fundamentally affect in any detrimental manner the character or suitability of, the Leased Improvements for the Permitted Use above, or materially lessen or impair the value thereof. If Tenant elects to perform any Minor Alterations, the cost thereof shall be borne by Tenant and accounted for in accordance with GAAP unless the cost of such Minor Alteration constitutes an approved Reserve Expenditure, an Unforeseen Reserve Expenditure which has been approved by Landlord pursuant to Section 5.2.5 or an Unfunded Reserve Expenditure which has been approved by Landlord pursuant to Section 5.2.6.

6.2.2       Additions, Expansions and Structural Alterations. All alterations, additions, expansions and renovations to the Leased Improvements which do not qualify as Minor Alterations shall constitute “Major Alterations.” Except as expressly permitted in Section 6.1 and Section 6.2.1 above, nothing in this Article 6 or elsewhere in this Lease shall be deemed to authorize Tenant to perform any Major Alterations; it being understood that Tenant may do so only with the prior written consent and approval of Landlord, which consent and approval may be withheld by Landlord in its sole and absolute discretion, and may be conditioned upon the payment by Tenant to Landlord of all reasonable costs incurred by Landlord in evaluating the same, providing additional insurance and such other conditions as Landlord may impose. If Tenant elects to perform any Major Alterations, the cost thereof shall be borne by Tenant unless the Major Alteration constitutes an Improvement Project which has been approved by Landlord pursuant to Section 5.3, an approved Reserve Expenditure or an Unforeseen Reserve Expenditure which has been approved by Landlord pursuant to Section 5.2.5 or an Unfunded Reserve Expenditure which has been approved by Landlord pursuant to Section 5.2.6 or involves the use of insurance proceeds to repair, replace or reconstruct following any damage or destruction.

6.3          Conditions to Reserve Expenditures and Permitted Renovations.  In connection with any Reserve Expenditures for Permitted Renovations pursuant to the Approved Reserve Budget, Tenant shall satisfy the following conditions:

(a)          Except in the case of Minor Alterations, before the commencement of any Permitted Renovations, plans and specifications therefor or a detailed itemization thereof prepared by a licensed architect reasonably approved by Landlord or other design professional appropriate under the circumstances reasonably approved by Landlord shall be furnished to Landlord for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Such approval shall not constitute Landlord’s agreement that such plans and specifications are in compliance with Applicable Laws or an assumption by Landlord of any liability in connection with the Permitted Renovations contemplated thereby. In the case of Minor Alterations, to the extent applicable, Tenant shall furnish to Landlord a complete set of plans and specifications therefore or a detailed itemization thereof for its records.

(b)          To the extent required by any Legal Requirements and Applicable Laws, before the commencement of any such work, Tenant shall obtain the approval thereof by all Governmental Agencies having or claiming jurisdiction of or over the Leased Property, and with any public utility companies having an interest therein. In connection with any such work Tenant shall comply with all Legal Requirements and Applicable Laws, of all other Governmental Agencies having or claiming jurisdiction of or over the Leased Property and of all their respective departments, bureaus and offices, and with the requirements, if any, of such public utilities, of the insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, or any other body exercising similar functions, and of all insurance companies then writing policies covering the Leased Property or any part thereof.

(c)          Tenant represents and warrants to Landlord that all such work will be performed in a good and workmanlike manner and in accordance with the plans and specifications required under this Section 6.3 therefor, the terms, provisions and conditions of this Lease and all governmental requirements.

(d)          Landlord, at its sole cost and expense and upon not less than twenty-four (24) hours’ Notice to Tenant, shall have the right to inspect any such work at all times during normal working hours using such inspector(s) as it may deem necessary so long as such inspections do not unreasonably interfere with Tenant’s work (but Landlord shall not thereby assume any responsibility for the proper performance of such work in accordance with the terms of this Lease, nor any liability arising from the improper performance thereof).

(e)          All work comprising a part of the Permitted Renovations or other work pursuant to which Reserve Expenditures are used, shall, subject to Section 7.1 hereof, be performed free of any Liens on Landlord’s fee simple and/or leasehold interest, or Tenant’s leasehold interest, in the Leased Property.

(f)          To the extent required by any Legal Requirements or Applicable Laws, upon substantial completion of any Permitted Renovations or other work pursuant to which Reserve Expenditures are used, Tenant shall procure a certificate of occupancy, certificate of completion or other final approvals, if applicable, from the appropriate Governmental Agencies and provide copies of same to Landlord

(g)          Tenant shall, and hereby agrees to, indemnify, save, pay, insure, discharge and hold Landlord and its Affiliated Parties harmless from and against and reimburse Landlord for any and all loss, damage, cost, liability, fee and expense (including, without limitation, reasonable attorney’s fees based upon service rendered at hourly rates) incurred by or asserted against Landlord which is occasioned by or results, directly or indirectly, from any such work conducted upon the Leased Property; whether or not the same is caused by, or is the fault of Tenant or any agent, employee, manager, contractor, subcontractor, laborer, supplier, materialmen or any other third party; provided, however, Tenant shall not be obligated to indemnify Landlord from any loss as aforesaid caused by Landlord’s gross negligence or willful misconduct. The foregoing indemnity obligation of tenant shall survive the termination or expiration of this Lease.

6.4          Salvage. Other than Tenant’s Personal Property, all materials which are scrapped or removed in connection with maintenance and repair performed pursuant to Article 5 and the making of Permitted Renovations pursuant to this Article 6 shall be disposed of by Tenant and the net proceeds thereof, if any, shall be deposited in the Reserve.

6.5          Project Budget Overruns. Other than as specifically set forth herein, Landlord shall not be responsible for the cost of any Improvement Projects or Permitted Renovations contemplated or permitted hereby. Landlord shall have the right to review and approve a budget for any Improvement Projects or Permitted Renovations which Landlord agrees to fund. In the event Landlord agrees to fund any Improvement Project or Permitted Renovation, Landlord agrees that it will fund up to ten percent (10%) in excess of the original approved budget, but shall have no responsibility to fund any costs which, in the aggregate, exceed one hundred and ten percent (110%) of the approved budgeted amount for such Improvement Project or Permitted Renovation. Notwithstanding the foregoing, even in the event Tenant does not request Landlord to fund such excess, Tenant shall remain obligated to diligently complete any such Improvement Project or Permitted Renovation in a timely and workmanlike manner, consistent with all Landlord approved plans and specifications and in conformance with all Applicable Laws. Tenant acknowledges that any expenditure in excess of one hundred and ten percent (110%) of the approved budgeted amount for such Improvement Project or Permitted Renovation, and any other expenditure for Improvement Projects or Permitted Renovations, may be subject to Landlord obtaining the approval of such expenditure by the board of directors of the Parent of Landlord.

ARTICLE 7

LANDLORD’S INTEREST NOT SUBJECT TO LIENS

7.1          Liens, Generally. Tenant shall not, directly or indirectly, create or cause to be imposed, claimed or filed upon the Leased Property, or any of Tenant’s assets, properties or income or any portion thereof related to the Leased Property or upon the interest of Landlord therein, any Lien of any nature whatsoever, except upon Landlord’s prior written consent which consent may be withheld in Landlord’s sole and absolute discretion. If, because of any act or omission of Tenant, any such Lien shall be imposed, claimed or filed by any party whosoever or whatsoever, Tenant shall, at its sole cost and expense, cause the same to be promptly (and in no event later than thirty (30) days following receipt of notice of such Lien) fully paid and satisfied or otherwise promptly discharged of record (by bonding pursuant to A.R.S. Section 33-1004 et seq. or otherwise released) and Tenant shall indemnify, save, pay, insure, discharge and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all reasonable attorney’s fees, at both trial and all appellate levels, resulting or on account thereof and therefrom. The foregoing indemnity obligation of tenant shall survive the termination or expiration of this Lease. In the event that Tenant shall fail to comply with the foregoing provisions of this Section 7.1, Landlord shall have the option, but not the obligation, of paying, satisfying or otherwise discharging (by bonding or otherwise) such Lien and Tenant agrees to reimburse Landlord, upon demand and as an Additional Charge, for all sums so paid and for all costs and expenses incurred by Landlord in connection therewith, together with interest thereon, until paid.

7.2          Construction or Mechanics Liens.  Landlord’s interest in the Leased Property shall not be subjected to Liens of any nature by reason of Tenant’s construction, alteration, renovation, repair, restoration, replacement or reconstruction of any improvements on or in the Leased Property, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, construction, mechanics’ and materialmen’s liens. All persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord’s credit or assets (including Landlord’s interest in the Leased Property) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, renovation, repair, restoration, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord’s interest in the Leased Property to any construction, mechanic’s or materialmen’s lien or claim of lien. If a Lien, a claim of lien or an order for the payment of money shall be imposed against the Leased Property on account of work performed, or alleged to have been performed, for or on behalf of Tenant, Tenant shall, within thirty (30) days after written notice of the imposition of such Lien, claim or order, cause the Leased Property to be released therefrom by the payment of the obligation secured thereby or by furnishing a bond (pursuant to A.R.S. Section 33-1004) or by any other method prescribed or permitted by Applicable Laws. If a Lien is released, Tenant shall thereupon furnish Landlord with a written instrument of release which has been recorded or filed in the appropriate office of land records of the County in which the Leased Property is located, and otherwise sufficient to establish the release as a matter of record. Before commencing any work relating to alterations, additions, or improvements affecting the Leased Property (other than Minor Alterations), Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time and from time to time to post and maintain on the Land and Leased Improvements such notices as Landlord reasonably deems necessary to protect the Leased Property and Landlord from mechanics’ liens, materialmen’s liens, or any other Liens. In any event, Tenant shall pay when due all claims for labor or materials furnished to or for Tenant at or for use in the Land and Leased Improvements. Tenant shall not permit any mechanics’ or materialmen’s liens to be levied against the Leased Property for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant’s agents or contractors in connection with work of any character performed or claimed to have been performed on the Land or the Leased Improvements by or at the direction of Tenant, and shall immediately cause the release of any such Liens as provided hereinabove.

7.3           Contest of Liens. Tenant may, at its option, contest the validity of any Lien or claim of lien if Tenant shall have first posted an appropriate and sufficient bond (pursuant to A.R.S. Section 33-1004) in favor of the claimant or paid the appropriate sum into court, if permitted by and in strict compliance with Applicable Laws, and thereby obtained the release of the Leased Property from such Lien. If judgment is obtained by the claimant under any Lien, Tenant shall pay the same immediately after such judgment shall have become final and the time for appeal therefrom has expired without appeal having been taken. Tenant shall, at its sole cost and expense, using counsel reasonably approved by Landlord, diligently defend the interests of Tenant and Landlord in any and all such suits; provided, however, that Landlord may, nonetheless, at its election and expense, engage its own counsel and assert its own defenses, in which event Tenant shall cooperate with Landlord and make available to Landlord all information and data which Landlord deems necessary or desirable for such defense.

ARTICLE 8

TAXES AND ASSESSMENTS

8.1           Obligation to Pay Taxes and Assessments. Throughout the entire Term, Tenant shall bear, pay, insure and discharge as Additional Charges and not later than the last day on which payment may be made without penalty or interest, any and all taxes, assessments, charges, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees) and other impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen or unforeseen, and each and every installment thereof which shall or may during or with respect to the Term hereof accrue and/or be charged, laid, levied, assessed, or imposed upon, or arise in connection with, the use, occupancy, operation or possession of the Leased Property or any part thereof or the Business conducted thereon, including, without limitation, ad valorem real and personal property taxes, all taxes charged, laid, levied, assessed or imposed in lieu of or in addition to any of the foregoing by virtue of all present or future laws, ordinances, requirements, orders, directions, rules or regulations of Governmental Agencies and all assessments and charges imposed pursuant to the Permitted Encumbrances (other than those relating to a Facility Mortgage or other financing of Landlord) or other documents of record affecting title to the Leased Property, with the understanding that any such Additional Charge that relates to any period prior to the expiration of the Term or the earlier termination of this Lease which does not become due and payable until after such expiration or termination shall be the responsibility of Tenant. Tenant shall prepare and timely file all applicable returns required with respect to such taxes, assessments, impositions or charges, including, without limitation, all personal property tax returns required in connection with the Leased Property. Tenant shall promptly furnish to Landlord satisfactory evidence of the payment of all such taxes, assessments, impositions or charges and copies of any such returns filed. Notwithstanding the foregoing, Tenant shall not be responsible for: (a) any federal, state and local income taxes, other taxes on income or net worth, franchise taxes, margin taxes, capital, estate, succession, inheritance, value added or transfer taxes of Landlord or similar taxes or charges or substitutes therefor; or (b) Additional Charges due and payable after the expiration of the Term to the extent that the same relate and apply interests and benefits accruing to Landlord after the Term. Tenant shall have no right to approve any Facility Mortgage or other documents relating to indebtedness of Landlord and Tenant shall have no responsibility to pay any tax, charge or imposition levied with respect to any Facility Mortgage.

8.2          Tenant’s Right to Contest Taxes. Notwithstanding the foregoing, Tenant shall have the right, after prior written notice to Landlord, to contest at its own expense the amount and validity of any taxes affecting the Leased Property by appropriate proceedings under Applicable Laws conducted in good faith and with due diligence and to postpone or defer payment thereof, provided and so long as:

(a)          Such proceedings shall operate to suspend the collection of such taxes with respect to the Leased Property;

(b)          Neither the Leased Property nor any part thereof would be in immediate danger of being forfeited or lost by reason of such proceedings, postponement or deferment; and

(c)          Tenant shall have furnished Landlord with security for payment of the contested taxes which is satisfactory to Landlord, and, in the event that the preconditions set forth in (a) and (b) above are no longer met, Landlord shall have the right to draw upon such security to pay and discharge the taxes in question and any Liens against the Leased Property arising thereunder.

8.3          Tax and Insurance Escrow Account. During the existence of any Event of Default hereunder, or if required by a Mortgagee, Landlord shall have the right, by written notice to Tenant effective as of the date of such notice, to require Tenant to pay or cause to be paid into a separate account (the “Tax and Insurance Account”) to be established by Tenant with a lending institution or other third party escrow agent designated by Landlord (which Tax and Insurance Account shall not be removed from such lending institution or other third party escrow agent without the express prior approval of Landlord), and which Landlord may draw upon, a reserve amount sufficient to discharge the obligations of Tenant under Section 8.1 and Article 9 hereof (other than worker’s compensation insurance premiums) with respect to real estate taxes and insurance premiums for the applicable Fiscal Year as and when they become due (such amounts, the “Tax and Insurance Escrow Amount”). During each month commencing with the first full calendar month following the receipt of said notice from Landlord, Tenant shall deposit into the Tax and Insurance Account one twelfth of the Tax and Insurance Escrow Amount so that as each installment of insurance premiums and real estate taxes becomes due and payable, there are sufficient funds in the Tax and Insurance Account to pay the same. If the amount of such insurance premiums and real estate taxes has not been definitively ascertained by Tenant at the time when any such monthly deposit is to be paid, Landlord shall require payment of the Tax and Insurance Escrow Amount based upon the amount of premiums and real estate taxes paid for the preceding year, subject to adjustment as and when the amount of such premiums and real estate taxes are ascertained by Tenant. The Tax and Insurance Escrow Amount in the Tax and Insurance Account shall be and constitute additional security for the performance of Tenant’s obligations hereunder and shall be subject to Landlord’s security interest therein and shall, if there are sufficient funds in escrow, be used to pay taxes and insurance premiums when due. Landlord and Tenant shall execute such documentation as may be necessary to create and maintain Landlord’s security interest in the Tax and Insurance Account.

ARTICLE 9

INSURANCE

9.1          Landlord’s Insurance. Landlord shall procure and maintain, throughout the Initial Term and any Extended Term(s) specified herein:

9.1.1       Property Insurance, on the Leased Improvements (excluding non-Building standard leasehold improvements and Tenant’s insured property as required under Section 9.2.1 below), subject to policy terms, conditions, limitations and exclusions, including boiler and machinery and/or Equipment Breakdown coverage to the building(s) and contents by risks commonly covered by an ISO Special Cause of Loss or its equivalent. Coverage shall be provided on a one hundred percent (100%) full replacement cost basis (less cost of land, excavations, foundations, and footings below the lowest basement floor, blueprints or drawings or such other expenses that would not be re-incurred in the event of a loss) for the Leased Property including the Leased Improvements, furniture, furnishings, fixtures, equipment, and other items included in the Facility and owned by Landlord from time to time, without reduction for depreciation. During any period of construction at the Leased Property, or any structural renovation or alteration to the Leased Improvements, Builders Risk or equivalent Course of Construction coverage shall be required with a limit equivalent to the completed value of the project.

9.1.2       Flood Insurance, not less than full replacement cost basis with a limit equivalent to the replacement cost of the at-risk portion of the Facility (the Land and its personal property) or maximum available at commercially reasonable terms with deductibles that are reasonable and customary to similar properties. Coverage must include business income, including loss of rents. If the Facility or any part thereof is identified by the Federal Emergency Management Agency (or successor governmental agency or authority performing such identification functions) as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance for that portion of the Facility which is within the designated area (only) in an amount equal to the maximum insurance available under the appropriate National Flood Insurance Administration program, with any excess limits as Landlord may reasonably require. In the event that the deductible is deemed commercially unreasonable, any higher deductible must be acceptable to Landlord, which approval will not be unreasonably withheld.

9.1.3       Earthquake Insurance may be required by Landlord if the Facility is located in whole or in part within an Earthquake zone, as determined by the U.S. Geological Survey. Such insurance, including coverage for loss or damage caused by earth movement and business income, shall be for not less than the probable maximum loss as determined by a recognized earthquake/engineering firm, less a reasonable deductible subject to the approval of Landlord.

9.1.4       Business Interruption Insurance (including extra expense and loss of rents) which must be maintained in an amount sufficient to provide proceeds which will cover the “Actual Loss Sustained” during restoration of any portion of the Facility or the Leased Improvements. for a period of not less than twelve (12) months plus an extended period of indemnity to be selected by Landlord.

9.1.5       Commercial General Liability on an occurrence form (ISO CG0001 or its equivalent) with limits not less than One Million and No/100 Dollars ($1,000,000.00) per occurrence and Two Million and No/100 Dollars ($2,000,000.00) policy aggregate. Liability insurance maintained by Landlord shall be primary and without right of contribution by any similar insurance that may be maintained by Tenant, to the extent liability is caused by work or operations performed by or on behalf of Landlord. Should “Claims Made” coverage be obtained, the coverage under such policy must be continuously maintained with a retroactive date preceding the commencement date of this Lease and shall continue for a period following the expiration or termination of this Lease that is sufficient to cover any applicable statute of limitations.

9.1.6       Umbrella/Excess Liability insurance on an occurrence or claims-made form above the required Commercial General Liability, Commercial Auto Liability and Employer’s Liability coverages with limits not less than Five Million and NO/100 Dollars ($5,000,000) per occurrence and Five Million and NO/100 Dollars ($5,000,000) aggregate written on a form excess over and no less broad than the liability coverage referenced.

9.2          Tenant’s Insurance. Tenant shall procure and maintain, throughout the Initial Term and any Extended Term(s) specified herein:

9.2.1       Property Insurance commonly covered by an ISO Special Cause of Loss or its reasonable equivalent at the full replacement cost covering all of Tenant’s business personal property, contents, furniture, furnishings, machinery, equipment, trade fixtures and signs and Tenant’s interest, if any, in all of the improvements and alterations installed in the Leased Improvements by Tenant. Such insurance shall include Tenant’s business income, including rental value coverage.

9.2.2       Commercial General Liability on an occurrence form (ISO CG0001 or its equivalent) not less than One Million and NO/100 Dollars ($1,000,000.00) per occurrence and Two Million and NO/100 Dollars ($2,000,000.00) per location aggregate. An endorsement shall be included naming Landlord as an additional insured as respects liability arising from work, operations, occupancy or use of the Leased Property by or on behalf of Tenant. Coverage must include contractual liability, products/completed operations liability (unless otherwise agreed), and broad form property damage. Such insurance must be written on an occurrence basis. Liability insurance maintained by Tenant will be primary coverage naming the Mortgagee as an additional insured, without right of contribution by any similar insurance that may be maintained by Landlord. Should “Claims Made” coverage be obtained, the coverage under such policy must be continuously maintained with a retroactive date preceding the commencement date of this Lease and shall continue for a period following the expiration or termination of this Lease that is sufficient to cover any applicable statute of limitations.

9.2.3       Commercial Automobile Liability insurance insuring against bodily injury and property damage claims arising out of Tenant’s ownership, maintenance or use of any owned, non-owned and leased or hired vehicles with limits of at least One Million and No/100 Dollars ($1,000,000) per accident.

9.2.4       Employee Dishonesty/Crime insurance in an amount acceptable to Landlord and Tenant; provided that maintenance of the deductible shall be commercially reasonable and shall be maintained by owners of properties similar in type, location and quality as the Facility.         Notwithstanding the insurance requirements set forth in this Section 9.2, Landlord acknowledges that Tenant will not have an Employee Dishonesty/Crime insurance policy as of the Effective Date. Tenant shall provide Landlord evidence of the Employee Dishonestly/Crime insurance policy by January 30, 2016.

9.2.5       Workers’ Compensation and Employers Liability insurance shall be in the form and amount required by State statute with limits of at least One Million and No/100 Dollars ($1,000,000) each accident; One Million and No/100 Dollars ($1,000,000) Disease-Policy Limit; and One Million and No/100 Dollars ($1,000,000) Disease-Each Employee, or such other amounts as are required by law or available on a voluntary basis.

9.2.6       Employment Practices Liability insurance with limits in an amount acceptable to Landlord, and includes coverage for a third party.

9.2.7       Professional Liability coverage for claims arising as a result of alleged negligence, dishonesty, errors or omissions while performing or rendering professional services within the scope of the IRF License or other general hospital licenses required with limits of not less than One Million and No/100 Dollars ($1,000,000) per occurrence and Three Million and No/100 Dollars ($3,000,000) aggregate.

9.2.8       Umbrella/Excess Liability insurance on an occurrence form above the required Commercial General Liability, Commercial Auto Liability and Employer’s Liability coverages with limits not less than with limits of not less than Five Million and No/100 Dollars ($5,000,000) per occurrence and Five Million and No/100 Dollars ($5,000,000) aggregate written on a form excess over and no less broad than the liability coverage referenced above as the underlying Commercial General Liability, Commercial Automobile Liability, and Employer’s Liability. Coverage must drop down for exhausted aggregate limits under Commercial General Liability, Commercial Auto Liability and Employer’s Liability.

9.3          Waiver of Subrogation. Landlord and Tenant agree that with respect to any property loss which is covered by insurance then being carried by Landlord or Tenant, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss, and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof.

9.4          General Insurance Provisions. All insurance policies pursuant to Section 9.1 and 9.2 respectively shall: (i) be with insurers authorized to conduct business in the state within which the Leased Property is located; (ii) currently have and at all times during this Lease maintain a rating of at least A- from Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. or an AM Best Rating of A-VII or better; (iii) specifically identify insured location(s) by name and contain the complete address of the Leased Property; (iv) be for terms of at least one (1) year; (v) contain deductibles to be approved by Landlord in its reasonable discretion; (vi) not cause Landlord to be liable for any insurance premiums thereon or subject to any assessments thereunder except in respect to Section 9.1 above; and (vii) all such coverages required herein shall be primary and any insurance carried by any additional insured shall be excess and non-contributory to the extent of the indemnification obligation pursuant to Section 9.6 below. All such policies described in Section 9.1, with the exception of Workers’ Compensation, Employer’s Liability, Employee Dishonesty/Crime, Professional Liability and Employment Practices Liability, shall name Landlord, CNL Healthcare Properties, Inc., and/or its related Subsidiaries and Affiliates, and any Mortgagee whose name and address has been provided to Tenant as additional insureds, Mortgagee’s, lenders loss payees, or mortgagees, as their interests may appear. All property insurance loss adjustments shall be payable as provided in Article 10. Tenant shall deliver certificates of liability (ACORD 25) and Evidence of Commercial Property Insurance (ACORD 28) thereof to Landlord and Mortgagee prior to their effective date (and, with respect to any renewal policy, no less than thirty (30) days prior to the expiration of the existing policy), which certificates shall state the nature and level of coverage reported thereby, as well as the amount of the applicable deductible. Upon Landlord’s request, duplicate original copies of all insurance policies to be obtained by Tenant shall be provided to Landlord by Tenant. All such policies must provide Landlord (and any Mortgagee whose name and address has been provided to Tenant if required by the same) thirty (30) days prior written notice of any material change or cancellation of such policy.

9.5          Landlord Right. In the event Tenant shall fail to effect such insurance as herein required, to pay the premiums therefor or to deliver such certificates to Landlord or any Mortgagee at the times required, Landlord shall have the right, but not the obligation, subject to the provisions of Section 12.4, to acquire such insurance and pay the premiums therefor, which amounts shall be payable to Landlord, upon demand, as an Additional Charge, together with interest accrued thereon at the Overdue Rate from the date such payment is made until (but excluding) the date repaid.

9.6           Indemnification of Landlord. Except as expressly provided herein, Tenant shall protect, indemnify, pay, save, insure, discharge, defend and hold harmless Landlord for, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, reasonable attorneys’ fees), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Landlord by reason of: (a) any accident, injury to or death of persons or loss of or damage to property of third parties occurring on or about the Leased Property or adjoining sidewalks or rights of way under Tenant’s control during the Term, and (b) any use, misuse, condition, management, maintenance or repair by Tenant or anyone claiming under Tenant of the Leased Property or Tenant’s Personal Property during the Term, or any litigation, proceeding or claim by Governmental Agencies relating to such use, misuse, condition, management, maintenance, or repair thereof to which Landlord is made a party; provided, however, that Tenant’s obligations hereunder shall not apply to any liability, obligation, claim, damage, penalty, cause of action, cost or expense arising from any gross negligence or willful misconduct of Landlord, its employees, agents, contractors or invitees. Any such claim, action or proceeding asserted or instituted against Landlord covered under this indemnity shall be defended by counsel selected by Tenant and reasonably acceptable to Landlord, at Tenant’s sole cost and expense. The obligations of Tenant under this Section 9.6 shall survive the expiration or any early termination of this Lease.

ARTICLE 10

CASUALTY

10.1         Restoration and Repair. If during the Term the Leased Property shall be totally or partially destroyed and thereby rendered Unsuitable for Its Permitted Use, Tenant shall give Landlord prompt Notice thereof. Either Landlord or Tenant may, by the giving of Notice thereof to the other party within sixty (60) days after such casualty occurs, terminate this Lease, whereupon Landlord shall be entitled to retain the insurance proceeds payable on account of such damage and Tenant shall pay to Landlord the amount of any deductible. If this Lease is not terminated, Tenant shall be obligated to promptly proceed with the complete restoration and repair of the Leased Property first using available proceeds from any insurance policy then in place naming Tenant as an insured party, plus the amount of any deductible thereunder. In the event that the total amount of such available insurance proceeds and any deductible to be paid by Tenant thereunder are insufficient to pay all necessary repair and restoration costs and expenses, Landlord shall fund any additional costs or expenses to repair and restore the same, and the amount of rent due under this Lease shall be adjusted to account for any and all amounts so funded by Landlord contemporaneously with the funding thereof by Landlord. Tenant further expressly acknowledges, understands and agrees that in the event that this Lease is terminated as aforesaid, Landlord may settle any insurance claims and Tenant shall, upon request of Landlord, reasonably cooperate in any such settlement. If during the Term, the Leased Property shall be destroyed or damaged in whole or in part by fire, windstorm or any other cause whatsoever, but the Leased Property either (i) is not rendered Unsuitable for Its Permitted Use or (ii) is rendered Unsuitable for Its Permitted Use but neither Landlord nor Tenant terminate this Lease in the manner provided above, then, Tenant shall give Landlord immediate Notice thereof and Tenant shall, subject to the provisions of Section Error! Reference source not found. below, repair, reconstruct and replace the Leased Property, or the portion thereof so destroyed or damaged, at least to the extent of the value and character thereof existing immediately prior to such occurrence and in compliance with all Legal Requirements, including any alterations to the Leased Property required to be made by any Governmental Agencies due to any changes in code or building regulations (which Tenant acknowledges may increase the replacement value of the Leased Property which Tenant will then be required to insure, due to any changes in code or building regulations). All such restoration work shall be started as promptly as practicable by Tenant following Tenant’s receipt of insurance proceeds and, if applicable, any additional funds Landlord is obligated to fund pursuant to this Section 10.1, and thereafter diligently completed by Tenant. Tenant shall, however, immediately take such action as is necessary to assure that the Leased Property (or any portion thereof), does not constitute a nuisance or otherwise present or constitute a health or safety hazard. Notwithstanding anything herein to the contrary, if damage to or destruction of the Leased Property occurs during the last twenty-four (24) months of the Term and such damage or destruction cannot reasonably be expected to be fully repaired or restored prior to the date that is twelve (12) months prior to the end of such Term, Tenant shall have no obligation to repair or restore such damage or destruction.

10.2         No Abatement of Rent. Unless terminated in accordance with the provisions of Section 10.1 above, this Lease shall remain in full force and effect and Tenant’s obligation to make all payments of Rent and to pay all Additional Charges as and when required under this Lease shall remain unabated during the Term notwithstanding any casualty to the Leased Property. The provisions of this Article 10 shall be considered an express agreement governing any event of casualty involving the Leased Property and, to the maximum extent permitted by law, Tenant hereby waives the application of any local or state statute, law, rule, regulation or ordinance in effect during the Term which provides for such abatement.

10.3         Business Interruption Insurance. All insurance proceeds payable by reason of any loss of or damage to any of Tenant’s Personal Property and the business interruption insurance maintained for the benefit of Tenant shall be paid to Tenant; provided, however, no such payments shall diminish or reduce the insurance payments otherwise payable to or for the benefit of Landlord hereunder.

10.4         Restoration of Tenant’s Property. If Tenant is required to restore the Leased Property as hereinabove provided, Tenant shall either (i) restore all alterations and improvements made by Tenant and Tenant’s Personal Property, or (ii) replace such alterations and improvements and Tenant’s Personal Property with improvements or items of the same or better quality and utility in the operation of the Leased Property.

10.5         Waiver. Tenant hereby waives to the maximum extent permitted by law, any statutory or common law rights of termination (including, without limitation, any such rights under A.R.S Section 33-343) which may arise by reason of any damage or destruction of the Leased Property and agrees that its rights shall be limited to those set forth in Section 10.1.

10.6         Rights of Mortgagee. Notwithstanding any provision herein to the contrary, so long as a Facility Mortgage is in existence, all insurance proceeds with respect to the Leased Property to be paid and disbursed to Landlord pursuant to the terms of this Lease shall be paid and disbursed in accordance with the loan documents executed in connection with such Facility Mortgage, provided that such Mortgagee agrees in writing with Landlord and Tenant to disburse such proceeds in accordance with this Lease.

ARTICLE 11

CONDEMNATION

11.1         Total Condemnation, Etc. If the whole of the Leased Property shall be taken or Condemned for any public or quasi-public use or purpose, by right of eminent domain or by purchase in lieu thereof, or if a substantial portion of the Leased Property shall be so taken or condemned such that the portion or portions remaining is or are not sufficient and suitable for the continued operation thereof as required herein, so as to effectively render the Leased Property Unsuitable for its Permitted Use, then this Lease and the Term hereby granted shall cease and terminate (without prejudice to Landlord’s and Tenant’s respective rights to an award under Section 11.3 below) as of the date on which the Condemnor takes possession and all Rent shall be paid by Tenant to Landlord up to that date or refunded by Landlord to Tenant if Rent has previously been paid by Tenant beyond that date.

11.2         Partial Condemnation. If a portion of the Leased Property shall be subject to any Condemnation, and the portion or portions remaining can be adapted and used for the conduct of the Business in accordance with the terms of this Lease, such that the Leased Property is not effectively rendered Unsuitable for its Permitted Use, then Tenant shall, utilizing, as reasonably necessary, Condemnation proceeds paid to Landlord from the Condemnor, promptly restore the remaining portion or portions thereof to a condition comparable to their condition at the time of such Condemnation, less the portion or portions lost by the taking, and this Lease shall continue in full force and effect, provided, however, Tenant shall receive an adjustment in Rent taking into account the actual rentable square feet of the Facility.

11.3         Disbursement of Award. The entire Condemnation award for the Leased Property or the portion or portions thereof so taken shall be apportioned between Landlord and Tenant as follows: (a) if this Lease terminates due to a Condemnation, Landlord shall be entitled to the entire award; provided, however, that any portion of the award expressly made for the taking of Tenant’s leasehold interest in the Leased Property, loss of business during the remainder of the Term, and the taking of Tenant’s Personal Property shall be the sole property of and payable to Tenant, and (b) if this Lease does not terminate due to such Condemnation, Tenant shall be entitled to the award to the extent required for restoration of the Leased Property, and Landlord shall be entitled to the balance of the award not applied to restoration. In any Condemnation proceedings, Landlord and Tenant shall each seek its own award in conformity herewith, at its own expense. If this Lease does not terminate due to a Condemnation, Tenant shall, with due diligence, restore the remaining portion or portions of the Leased Property in the manner hereinabove provided. In such event, the proceeds of the award to be applied to restoration shall be deposited with a bank or financial institution designated by Landlord as if such award were insurance proceeds, and the amount so deposited will thereafter be treated in the same manner as insurance proceeds are to be treated under Section 1Error! Reference source not found. of this Lease until the restoration has been completed and Tenant has been reimbursed for all the costs and expenses thereof. If the award is insufficient to pay for the restoration, Landlord shall be responsible for the remaining cost and expense of such restoration. All proceeds in excess of those required for restoration shall be disbursed to Landlord upon completion of such restoration.

11.4        No Abatement of Rent. Subject to Section 11.2, this Lease shall remain in full force and effect and Tenant’s obligation to make all payments of Rent and to pay all other charges as and when required under this Lease shall remain unabated during the Term notwithstanding any Condemnation involving the Leased Property.

The provisions of this Article 11 shall be considered an express agreement governing any Condemnation involving the Leased Property and, to the maximum extent permitted by Applicable Laws, no local or State statute, law, rule, regulation or ordinance in effect during the Term which provides for such abatement shall have any application in such case.

ARTICLE 12

DEFAULTS AND REMEDIES

12.1        Tenant Events of Default. Each of the following events shall be an Event of Default hereunder by Tenant and shall constitute a breach of this Lease:

(a)          If Tenant shall fail to (i) pay, when due, any Rent due hereunder; (ii) pay any Speculative Builder Tax due, (iii) fully fund and maintain the Security Deposit as required by Section 3.8; or (iv) fully fund and maintain the Reserve and fund all Reserve Expenditures as required by Section 5.2.2, and such failure in each such event shall continue for a period of five (5) days from: (i) written notice thereof from Landlord, provided that Landlord shall only provide Tenant with written notice of such default one (1) time per Fiscal Year, or (ii) the date on which such payment was due, if Landlord has previously provided the written notice set forth in Section 12.1(a)(i) during the current Fiscal Year.

(b)          If any assignment, transfer or sublease of or concerning any of the Leased Property, specifically excluding the P&E, shall be made or deemed to be made that is in violation of the provisions of this Lease.

(c)          If any lien or encumbrance of the Leased Property or if any assignment, transfer, sublease, lien or encumbrance of the P&E shall be made or deemed to be made that is in violation of the provisions of this Lease and such violation or failure shall continue for a period of ninety (90) days after written notice thereof from Landlord.

(d)          If Tenant shall cease the actual and continuous operation of the Business contemplated by this Lease to be conducted by Tenant upon the Leased Property (and such cessation is not the result of casualty, Condemnation or a Permitted Renovation and accompanying restoration or is not otherwise permitted by Landlord or is not the result of Applicable Laws or during an Emergency or other Force Majeure Event); or if Tenant shall vacate, desert or abandon the Leased Property; or if the Leased Property shall become empty and unoccupied; or if any of the Leased Property or Leased Improvements are used or are permitted to be used for any purpose, or for the conduct of any activity, other than the Permitted Use.

(e)          If, at any time during the Term of this Lease, Tenant or Guarantor shall file in any court, pursuant to any statute of either the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization or arrangement, or for the appointment of a receiver or trustee of all or any portion of Tenant’s or Guarantor’s property, including, without limitation, the leasehold interest in the Leased Property, or if Tenant shall make an assignment for the benefit of its creditors or petitions for or enters into an arrangement with its creditors.

(f)           If, at any time during the Term of this Lease, there shall be filed against Tenant or Guarantor in any court pursuant to any statute of the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a portion of Tenant’s property or Guarantor’s, including, without limitation, the leasehold interest in the Leased Property, and any such proceeding against Tenant shall not be dismissed within ninety (90) days following the commencement thereof.

(g)          If Tenant’s leasehold interest in the Leased Property or any property therein (including, without limitation, any material portion of Tenant’s Personal Property) shall be seized under any levy, execution, attachment or other process of court where the same shall not be vacated or stayed on appeal or otherwise within ninety (90) days thereafter, or if Tenant’s leasehold interest in the Leased Property is sold by judicial sale and such sale is not vacated, set aside or stayed on appeal or otherwise within ninety (90) days thereafter.

(h)          If any of the Permits material to the operation of the Business or the use of the Land for its Permitted Use are at any time suspended and the suspension is not stayed pending appeal within sixty (60) days of the date of the notice of the suspension of any Permits material to the operation of the Business or the use of the Land for its Permitted Use, or voluntarily terminated without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole opinion and discretion; provided, however, that a loss by Tenant of its IRF License or other legal authority necessary to operate the Facility as an inpatient rehabilitation facility, or any failure by Tenant to comply strictly with any consent order or decree or to correct, within the time deadlines set by any federal, state or local licensing agency, any deficiency where such failure results, or under Applicable Laws is reasonably likely to result, in an action by such agency with respect to the Facility that may have a material adverse effect on the income and operations of the Facility or Landlord's interest in the Leased Property, including, without limitation, a termination, revocation or suspension of the IRF License necessary for the operation of the Facility as an inpatient rehabilitation facility, shall constitute an immediate Event of Default, and Tenant shall have no opportunity to cure the same.

(i)           If any governmental agency or regulatory authority places a ban on admissions to the Facility and such ban is not lifted and admissions again permitted within ninety (90) calendar days.

(j)           If Tenant fails to give notice to Landlord not later than ten (10) Business Days after Tenant’s receipt of any fine notice from any Government Agency relating to a violation of Applicable Law at the Land or relating to the Business, which violation, if not cured, could cause a cessation of operations of the Business or a substantial portion thereof.

(k)          If Tenant fails during the Term of this Lease to cure or abate any violation of Applicable Law occurring during the Term that is claimed by any Governmental Agency of any law, order, ordinance, rule, regulation or Applicable Laws pertaining to the operation of the Business or the use of the Land for its Permitted Use, and within the later of (i) the time permitted by such authority for such cure or abatement, or (ii) thirty (30) days after written notice thereof from Landlord.

(l)           If Tenant violates or fails to comply with or perform any other term, provision, covenant, agreement or condition to be performed or observed by Tenant under this Lease which is not otherwise identified in this Section 12.1, including but not limited to the Tenant’s covenants in Article 20 of this Lease, and such violation or failure shall continue for a period of thirty (30) days after receipt of written notice thereof from Landlord; provided, however, if such violation or failure is incapable of cure by Tenant within such thirty (30) days after Tenant’s diligent and continuous efforts to cure the same, it shall not constitute an Event of Default provided Tenant commences the cure within thirty (30) days and diligently thereafter completes the cure of same within a commercially reasonable period of time after such written notice.

(m)         If Tenant encumbers the Leased Property or its interests under this Lease with leasehold or accounts receivable financing in violation hereof.

(n)          If at any time during the Term of the Lease Tenant fails to comply with the provisions of Section 3.8.2 or Section 4.5.

(o)          If Tenant makes any distributions to its shareholders, members or partners, as applicable, returns any capital to its shareholders, members or partners, as applicable, or makes any distribution of assets to its shareholders, members, or partners, as applicable, during any Fiscal Quarter wherein either (i) an annual Rent Coverage Ratio (based on the prior four (4) Fiscal Quarters) of 1.3x EBITDAR during the First Compliance Period, or (ii) an annual Rent Coverage Ratio (based on the prior four (4) Fiscal Quarters) of 1.75x EBITDAR for the Second Compliance Period or any twelve (12) month period thereafter during the Term, has not been achieved.

(p)          If there is a default by Guarantor under the Guaranty and such default is not cured within any applicable cure period.

(q)          Any event of default by a Related Tenant under any Related Lease that relates to a monetary obligation thereunder (including, but not limited to, a failure to pay rent, or maintain adequate security deposits or reserves). Notwithstanding the foregoing, Landlord agrees to consider the deletion of this Section 12.1(q) at such time as Tenant has provided Landlord with evidence of a satisfactory level of net worth and creditworthiness of both Tenant and Guarantor, as determined by Landlord in its sole and absolute discretion.

12.2        Landlord Remedies Upon An Event of Default by Tenant. If any of the Events of Default hereinabove specified shall occur, Landlord, at any time thereafter, shall have and may exercise any of the following rights and remedies:

(a)          Landlord may, pursuant to written notice thereof to Tenant, immediately terminate this Lease and, peaceably or pursuant to appropriate legal proceedings, reenter, retake and resume possession of the Leased Property for Landlord’s own account without liability for trespass (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord) and, for Tenant’s breach of and default under this Lease, recover immediately from Tenant any and all sums and damages due or in existence at the time of such termination, including, without limitation, (i) all Rent and other sums, charges, payments, costs and expenses agreed and/or required to be paid by Tenant to Landlord hereunder prior to such termination, (ii) all reasonable costs and expenses of Landlord in connection with the recovery of possession of the Leased Property, including reasonable attorney’s fees and court costs, and (iii) all reasonable costs and expenses of Landlord in connection with any reletting or attempted reletting of the Leased Property or any part or parts thereof, including, without limitation, brokerage fees, advertising costs, reasonable attorney’s fees and the cost of any alterations or repairs or tenant improvements which may be reasonably required to so relet the Leased Property, or any part or parts thereof.

(b)          Landlord may, pursuant to any prior notice required by law, and without terminating this Lease, or pursuant to appropriate legal proceedings, reenter, retake and resume possession of the Leased Property for the account of Tenant, make such alterations of and repairs and improvements to the Leased Property as may be reasonably necessary in order to relet the same or any part or parts thereof and, directly or through a qualified management or operating company which may include an Affiliate of Landlord, operate and manage the Leased Property, and relet or attempt to relet the Leased Property or any part or parts thereof for such term or terms (which may be for a term or terms extending beyond the Term of this Lease), at such rents and upon such other terms and provisions as Landlord, in its sole discretion, may deem advisable. If Landlord takes possession and control of the Leased Property and operates the same, Tenant shall, for so long as Landlord is actively operating the Leased Property, have no obligation to operate the Leased Property but agrees that Landlord, any contract manager or operator, or any new tenant or sublessee may, to the extent permitted by Applicable Laws, operate the Business under Tenant’s Permits, including, unless prohibited by Applicable Laws, its liquor license, if any, until same are issued in the name of Landlord or the new manager/operator or tenant or sublessee, as applicable. In addition, Tenant will reasonably cooperate with Landlord in transferring, to the extent transferable, any of Tenant’s Permits which Landlord determines would be necessary or appropriate to continue to operate the Leased Property for its Permitted Use. If Landlord relets or attempts to relet the Leased Property, or obtains a contract manager or operator for the Leased Property, Landlord shall at its sole discretion determine the terms and provisions of any new lease or sublease, or management or operating agreement, and whether or not a particular proposed manager or operator, or new tenant or sublessee, is acceptable to Landlord. Upon any such reletting, or the operation of the Leased Property by a contract manager or operator, all rents or incomes received by Landlord from such reletting or otherwise from the operation of the Leased Property shall be applied, (i) first, to the payment of all costs and expenses of recovering possession of the Leased Property, (ii) second, to the payment of any costs and expenses of such reletting and or operation, including brokerage fees, advertising costs, reasonable attorney’s fees, a reasonable management fee (if considered necessary by good business practices), and the cost of any alterations and repairs reasonably required for such reletting or operation of the Leased Property, (iii) third, to the payment of any indebtedness, other than Rent, due hereunder from Tenant to Landlord, (iv) fourth, to the payment of all Rent and other sums due and unpaid hereunder, and (v) fifth, the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If the rents received from such reletting or net income from the operation of the Leased Property during any period shall be less than the Rents and Additional Charges required to be paid during that period by Tenant hereunder, Tenant shall promptly pay any such deficiency to Landlord and failing the prompt payment thereof by Tenant to Landlord, Landlord shall immediately be entitled to institute legal proceedings for the recovery and collection of the same. Such deficiency shall be calculated and paid at the time each payment of Minimum Rent or any other sum shall otherwise become due under this Lease, or, at the option of Landlord, at the end of the Term of this Lease. Landlord shall, in addition, be immediately entitled to sue for and otherwise recover from Tenant any other damages occasioned by or resulting from any abandonment of the Leased Property or other breach of or default under this Lease other than a default in the payment of Rent. No such reentry, retaking or resumption of possession of the Leased Property by Landlord for the account of Tenant shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention shall be given to Tenant or unless the termination of this Lease be decreed by a court of competent jurisdiction. Notwithstanding any such reentry and reletting or attempted reletting of the Leased Property or any part or parts thereof for the account of Tenant without termination, Landlord may at any time thereafter, upon written notice to Tenant, elect to terminate this Lease or pursue any other remedy available to Landlord for Tenant’s previous breach of or default under this Lease.

(c)          Landlord may, without reentering, retaking or resuming possession of the Leased Property, sue for all Rent and all other sums, charges, payments, costs and expenses due from Tenant to Landlord hereunder (discounted to present value using a six percent (6%) discount rate) either: (i) as they become due under this Lease, taking into account that Tenant’s right and option to pay the Rent hereunder on a monthly basis in any particular Fiscal Year is conditioned upon the absence of a Default on Tenant’s part in the performance of its obligations under this Lease, or (ii) at Landlord’s option, accelerate the maturity and due date of the whole or any part of the Rent for the entire then remaining unexpired balance of the Term of this Lease, as well as all other sums, charges, payments, costs and expenses required to be paid by Tenant to Landlord hereunder, including, without limitation, damages for breach or default of Tenant’s obligations hereunder in existence at the time of such acceleration, such that all sums due and payable under this Lease shall, following such acceleration, be treated as being and, in fact, be due and payable in advance as of the date of such acceleration. Landlord may then proceed to recover and collect all such unpaid Rent and other sums so sued for from Tenant by distress, levy, execution or otherwise. Regardless of which of the foregoing alternative remedies is chosen by Landlord under this subparagraph (c), Landlord shall not be required, except as may be required by Applicable Law, to relet the Leased Property nor exercise any other right granted to Landlord pursuant to this Lease, nor, except as may be required by Applicable Laws, shall Landlord be under any obligation to minimize or mitigate Landlord’s damages or Tenant’s loss as a result of Tenant’s breach of or default under this Lease. Notwithstanding the foregoing, following such time as Landlord may obtain possession of the Leased Property, Landlord or its successor Landlord at the time of any Lease termination, shall continue to make the Leased Property available for lease, on an “as is” basis, and shall turn over the net proceeds thereof to Tenant to the extent actually received by Landlord in respect of any time period for which Landlord shall have received the full amount of Rent payable with respect thereto.

(d)          Landlord may, in addition to any other remedies provided herein, to the extent permitted by Applicable Laws, enter upon the Leased Property or any portion thereof and take possession of (i) any and all of Tenant’s Personal Property, if any, (ii) Tenant’s books and records necessary to operate the Leased Property, and (iii) the Reserve, without liability for trespass or conversion (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord) and sell the same by public or private sale, after giving Tenant reasonable notice of the time and place of any public or private sale, at which sale Landlord or its assigns may purchase all or any portion of Tenant’s Personal Property, if any, unless otherwise prevented by law. Unless otherwise provided by law and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least ten (10) days before the date of sale. The proceeds from any such disposition, less all expenses incurred in connection with the taking of possession, holding and selling of such Property (including reasonable attorneys’ fees based upon services rendered at hourly rates) shall be credited against Rent which is due hereunder.

(e)          Tenant acknowledges that one of the rights and remedies available to Landlord under Applicable Law is to apply to a court of competent jurisdiction for the appointment of a receiver to collect the rents, issues, profits and income of the Leased Property and to manage the operation of the Leased Property. Therefore, in addition to any other right or remedy of Landlord under this Lease, Landlord may petition any appropriate court for appointment of a receiver to manage the operation of the Leased Property (or any portion thereof), to collect and disburse all rents, issues, profits and income generated thereby. The receiver shall be entitled to a reasonable fee for his services as receiver. All such fees and other expenses of the receivership estate shall be payable as Additional Charges under this Lease. To the extent permitted by Applicable Law, Tenant hereby irrevocably stipulates to the appointment of a receiver under such circumstances and for such purposes and agrees not to contest such appointment.

(f)           In addition to the remedies hereinabove specified and enumerated, Landlord shall have and may exercise the right to invoke any other remedies allowed at law or in equity as if the remedies of reentry, unlawful detainer proceedings and other remedies were not herein provided. Accordingly, the mention in this Lease of any particular remedy shall not preclude Landlord from having or exercising any other remedy at law or in equity. Nothing herein contained shall be construed as precluding Landlord from having or exercising such lawful remedies as may be and become necessary in order to preserve Landlord’s right or the interest of Landlord in the Leased Property and in this Lease, even before the expiration of any notice periods provided for in this Lease, if under the particular circumstances then existing the allowance of such notice periods will prejudice or will endanger the rights and estate of Landlord in this Lease and in the Leased Property. In addition, any provision of this Lease to the contrary notwithstanding, no provision of this Lease shall delay or otherwise limit Landlord’s right to seek injunctive relief or Tenant’s obligation to comply with any such injunctive relief.

12.3        Landlord Event of Default; Tenant Remedies. It shall be an Event of Default by Landlord hereunder and a breach of this Lease if Landlord shall fail to perform any obligation of Landlord expressly contemplated in this Lease, and such failure shall continue for a period of sixty (60) days after written Notice thereof from Tenant; provided, however, if such failure is incapable of cure by Landlord within such sixty (60) days after Landlord’s diligent and continuous efforts to cure the same, Landlord shall have up to an additional period of sixty (60) days for a total of one hundred twenty (120) days to cure the same. Tenant shall have, as its sole and exclusive remedy for any such Event of Default by Landlord hereunder, the right to either (i) bring and pursue an action for specific performance against Landlord with respect to such Event of Default, in which event, Tenant shall specifically waive any right to pursue a claim for damages; (ii) cure the breach and submit the costs related to curing such breach to Landlord for reimbursement, provided that Tenant shall not have any right to offset such amounts against Rent; or (iii) bring and pursue an action for actual damages caused by Landlord’s own gross negligence or willful misconduct. ANYTHING HEREIN CONTAINED, AND ANYTHING AT LAW OR IN EQUITY, TO THE CONTRARY NOTWITHSTANDING, TENANT HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES, IN ANY ACTION OR PROCEEDING AGAINST LANDLORD ARISING UNDER OR WITH RESPECT TO THIS LEASE, ANY RIGHT, POWER OR PRIVILEGE TENANT MAY HAVE TO TERMINATE THIS LEASE OR TO CLAIM OR RECEIVE ANY PUNITIVE, EXEMPLARY, INCIDENTAL, CONSEQUENTIAL OR OTHER SPECIAL DAMAGES (INCLUDING LOST PROFITS AND ANY CLAIMS FOR LOSS OF FUTURE REVENUES FROM LOSS OF USE OF THE LEASED PROPERTY), AND TENANT ACKNOWLEDGES AND AGREES THAT THE REMEDIES HEREIN PROVIDED WILL IN ALL CIRCUMSTANCES BE ADEQUATE. Landlord and Tenant acknowledge and agree that to the extent the provisions of this Section 12.3 conflict with any Applicable Laws, the terms and provisions of this Section 12.3 shall control.

12.4        Application of Funds. Any payments received by Landlord under any of the provisions of this Lease during the existence or continuance of any Event of Default (and any payment made to Landlord rather than Tenant due to the existence of any Event of Default) shall be applied to Tenant’s current and past due obligations under this Lease in such order as Landlord may determine or as may be prescribed by the laws of the State in which the Leased Property is located.

12.5        Landlord’s Right to Cure Tenant’s Default. If an Event of Default shall occur and be continuing beyond any applicable cure period, Landlord may, but shall have no obligation to, perform the same for the account and at the expense of Tenant. If, at any time and by reason of such Event of Default, Landlord is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or is compelled to incur any expense in the enforcement of its rights hereunder or otherwise, such sum or sums, together with interest thereon at the Overdue Rate, shall be deemed an Additional Charge hereunder and shall be repaid to Landlord by Tenant promptly when billed therefor, and Landlord shall have all the same rights and remedies in respect thereof as Landlord has in respect of the rents herein reserved.

12.6        Landlord’s Security Interest and Lien.

12.6.1     Landlord shall have, and Tenant hereby grants, a security interest in (a) Tenant’s Personal Property (specifically excluding any proprietary software or proprietary operating systems of Tenant and items listed on Schedule 12.6 attached hereto) or the equity of Tenant therein located at the Leased Property and (b) Tenant’s books and records related solely to and necessary to operate the Leased Property. This security interest is granted for the purpose of securing the payment of Rent, Additional Charges, assessments, penalties and damages herein covenanted to be paid by Tenant. Upon an Event of Default hereunder, Landlord shall have all remedies available under the Uniform Commercial Code enacted in the State, including, without limitation, the right to take possession of the above-mentioned property and dispose of it by sale in a commercially reasonable manner. Tenant hereby authorizes Landlord to file such financing statements as Landlord deems necessary and appropriate in such jurisdictions as Landlord deems necessary and appropriate for the purpose of serving notice to third parties of the security interest herein granted.

12.6.2     Landlord shall have at all times during the Term of this Lease, a valid lien for all Rent, Additional Charges and other sums of money becoming due hereunder from Tenant, upon all goods, wares, merchandise, Inventory, furniture, fixtures, equipment, vehicles and other personal property and effects of Tenant situated in or upon the Leased Property, including Tenant’s Personal Property (specifically excluding any proprietary software or proprietary operating systems of Tenant and items listed on Schedule 12.6 attached hereto) and any interest of Tenant in P&E Replacements, and such property shall not be removed therefrom except in accordance with the terms of this Lease without the approval and consent of Landlord until all arrearages in Rent, Additional Charges or other sums of money then due to Landlord hereunder shall first have been paid and discharged in full. Alternatively, the lien hereby granted may be foreclosed in the manner and form provided by law for foreclosure of security interests or in any other manner and form provided by law. The statutory lien for Rent, if any, is not hereby waived and the express contractual lien herein granted is in addition thereto and supplementary thereto. Tenant agrees to execute and deliver to Landlord from time to time during the Term of this Lease such financing statements as Landlord deems necessary and appropriate in such jurisdictions as Landlord deems necessary and appropriate in order to perfect Landlord’s lien provided herein or granted or created by state law. Tenant further agrees that during an Event of Default, Tenant shall not make any distributions to its shareholders, partners, members or other owners and any such distributions shall be considered and deemed to be fraudulent (within the meaning of the United States Commercial Code) and preferential and subordinate to Landlord’s claim for Rent and other sums hereunder.

12.7        Collateral Assignment. As additional security for Tenant’s performance of its obligations hereunder, Tenant hereby collaterally assigns to Landlord, to the extent assignable, all of Tenant’s right, title and interest in Permits, Operating Contracts, and other agreements and documents held by Tenant (but expressly excluding documents and other materials which are legally privileged or which pertain to the ownership, corporate structure or corporate governance of Tenant) and necessary and used to operate the Leased Property for its Permitted Use. Such collateral assignment shall become an outright assignment and shall be effective upon the expiration or sooner termination of this Lease by Landlord as a result of an Event of Default by Tenant without the need to execute any additional instruments evidencing such assignment. Tenant agrees and acknowledges that any third party may rely upon a written statement by Landlord as to an Event of Default by Tenant and the termination of this Lease. Notwithstanding the foregoing, Tenant agrees to execute and deliver to Landlord, upon the termination of this Lease by Landlord as a result of Event of Default by Tenant, such instruments evidencing the assignment contemplated hereby as may be required by Landlord in its sole and absolute discretion.

ARTICLE 13

HOLDING OVER

If Tenant or any other Person or party claiming by, through or under Tenant shall remain in possession of the Leased Property or any part thereof following the expiration of the Term or earlier termination of this Lease without an agreement in writing between Landlord and Tenant with respect thereto, such Person or party remaining in possession shall be deemed to be a tenant at sufferance, and during any such holdover, the Rent payable under this Lease by such tenant at sufferance shall be equal to one hundred fifty percent (150%) of the rate or rates in effect immediately prior to the expiration of the Term or earlier termination of this Lease. In no event, however, shall such holding over be deemed or construed to be or constitute a renewal or extension of this Lease.

ARTICLE 14

LIABILITY OF LANDLORD; INDEMNIFICATION

14.1        Liability of Landlord. Landlord and its Affiliates shall not be liable to Tenant, its employees, agents, invitees, licensees, customers or clients for any damage, injury, loss, compensation or claim, including, but not limited to, claims for the interruption of or loss to Tenant’s business, based on, arising out of or resulting from any cause whatsoever (other than Landlord’s and/or any of its Affiliates’ gross negligence or willful misconduct), including, but not limited to: (a) repairs to any portion of the Leased Property; (b) interruption in Tenant’s use of the Leased Property; (c) any accident or damage resulting from the use or operation (by Landlord, Tenant or any other person or persons) of any equipment within the Leased Property, including without limitation, heating, cooling, electrical or plumbing equipment or apparatus; (d) the termination of this Lease by reason of the Condemnation or destruction of the Leased Property in accordance with the provisions of this Lease; (e) any fire, robbery, theft, mysterious disappearance or other casualty; (f) the actions of any other person or persons, other than Landlord or an Affiliate of Landlord; (g) any leakage or seepage in or from any part or portion of the Leased Property, whether from water, rain or other precipitation that may leak into, or flow from, any part of the Leased Property, or from drains, pipes or plumbing fixtures in the Leased Improvements; (h) any condition relating to the Environment, except as otherwise provided for herein; and (i) the existence of any Hazardous Substance located at, on or in the Land, except as otherwise provided for herein. Any goods, property or personal effects stored or placed by Tenant or its employees in or about the Leased Property including Tenant’s Personal Property, shall be at the sole risk of Tenant.

14.2        Indemnification of Landlord. Tenant shall defend, indemnify, pay, save and hold Landlord harmless from and against any and all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys’ fees and court costs, incurred by Landlord, arising directly or indirectly from: (a) any failure by Tenant to perform any of the terms, provisions, covenants or conditions of this Lease, on Tenant’s part to be performed including but not limited to the payment of any fee, cost or expense which Tenant is obligated to pay and discharge hereunder, (b) any accident, injury or damage which shall happen at, in or upon the Leased Property; (c) any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation by any person of the Leased Property, or any part thereof, or the operation of the Business contemplated by this Lease to be conducted thereon, thereat, therein, or therefrom arising during the Term; (d) any failure of Tenant to comply with the Legal Requirements as provided for or required under this Lease; (e) the presence of any Hazardous Substance or contamination of the Leased Property or the ground water thereof, arising during the Term, whether caused by Tenant or an Affiliate of Tenant, their employees, agents, invitees, customers, licensees or contractors; (f) any discharge of toxic or hazardous sewage or waste materials from the Leased Property into any septic facility or sanitary sewer system serving the Leased Property arising on or after the date Tenant takes possession of the Leased Property, whether by Tenant or Tenant Affiliate, their employees, agents, invitees, customers, licensees or contractors; or (g) any other act or omission of Tenant or Tenant Affiliate, or any of their employees, agents, invitees, customers, licensees or contractors. Notwithstanding anything set forth above in this Section 14.2, Tenant shall not be liable for or be obligated to defend, indemnify, pay, save, and hold Landlord harmless from and against any liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs or expenses of any kind or nature, including reasonable attorneys’ fees and court costs, resulting from Landlord’s gross negligence or willful misconduct. Tenant’s indemnity obligations under this Article and elsewhere in this Lease shall survive expiration, assignment or earlier termination of this Lease.

14.3        Indemnification of Tenant. Landlord shall defend, indemnify, pay, save and hold Tenant harmless from and against any and all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys’ fees and court costs, incurred by Tenant, arising directly from Landlord’s and/or its employees’, agents’, invitees’, licensees’ or contractors’ gross negligence or willful misconduct.

14.4        Notice of Claim or Suit. Tenant shall promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against Tenant or Landlord of which Tenant receives notice or of which Tenant acquires knowledge (a “Claim”). In the event Landlord is made a party to any action for damages or other relief against which Tenant has indemnified Landlord, as aforesaid, Tenant shall at its own expense using counsel reasonably approved by Landlord, diligently defend Landlord, and pay all costs in such litigation; provided, however, that Landlord shall have the option, at its sole cost and expense, to engage its own counsel in connection with its own defense or settlement of said litigation, in which event Tenant shall cooperate with Landlord and make available to Landlord all information and data which Landlord deems necessary or desirable for such defense. In the event Landlord is required to secure its own counsel due to a conflict in the interests of Tenant and Landlord in any action for damages or other relief against which Tenant has indemnified Landlord, Tenant shall pay all of Landlord’s reasonable costs in such litigation. Notwithstanding anything to the contrary contained herein, Tenant shall not be required to pay costs incurred by Landlord in engaging separate counsel to defend Landlord pursuant to this Section 14.4, unless Landlord is required to secure its own counsel as a result of a conflict of interest between Landlord and Tenant in any action for damages or other relief against which Tenant has indemnified Landlord. Tenant is required to approve a settlement agreement for any such claim or suit as requested by Landlord and which is consistent with applicable insurance company requirements, unless Tenant posts a bond or other security acceptable to Landlord for any potentially uninsured liability amounts. Notwithstanding any provision herein to the contrary, on or before the end of each Fiscal Quarter, Tenant shall provide Landlord with a status report with respect to all claims, which status report shall include a summary as to the status of each claim.

14.5        Limitation on Liability of Landlord. In the event Tenant is awarded a money judgment against Landlord, Tenant’s sole recourse for satisfaction of such judgment shall be limited to execution against Landlord’s interest in the Leased Property. In no event shall any partner, member, officer, director, stockholder or shareholder of Landlord or any partner thereof or Affiliate or Subsidiary thereof, be personally liable for the obligations of Landlord hereunder.

ARTICLE 15

REIT AND UBTI REQUIREMENTS

Tenant understands that, in order for Landlord to qualify as a real estate investment trust (a “REIT”) under the Code, the following requirements must be satisfied. The parties intend that amounts to be paid by Tenant hereunder and received or accrued, directly or indirectly, by Landlord with respect to the Leased Property (including any rents attributable to personal property that is leased with respect thereto) will qualify as “rents from real property” (within the meaning of Code Section 856(d) and Section 512(b)(3)), and that neither party will take, or permit to take, any action that would cause any amount received by Landlord under this Lease to fail to qualify as such under the Code. Consistent with this intent, the parties agree that:

15.1        Limitations on Rents Attributable to Personal Property. “Rents attributable to any personal property” leased to the Tenant cannot exceed fifteen percent (15%) of the total rent received or accrued by Landlord under this Lease for the Fiscal Year of Landlord. In addition, Landlord’s customary practice is to limit “rents attributable to any personal property” to twelve and one-half percent (12.5%) of the total rent received or accrued by Landlord pursuant to any lease agreement. Consistent therewith, the average of the fair market values of the personal property (within the meaning set forth in Section 1.512(b) 1(c)(3)(ii) of the applicable Treasury Regulations) that is leased to Tenant with respect to the Leased Property at the beginning and end of a Fiscal Year cannot exceed twelve and one-half percent (12.5%) of the average of the aggregate fair market values of the real and personal property comprising such Leased Property that is leased to Tenant under such lease at the beginning and end of such Fiscal Year (the “REIT Personal Property Limitation”). If Landlord reasonably anticipates that the REIT Personal Property Limitation will be exceeded with respect to the Leased Property for any Fiscal Year, Landlord may, at Landlord’s sole option and absolute discretion (i) notify Tenant, and Landlord and Tenant shall negotiate in good faith the purchase by Tenant of items of personal property anticipated by Landlord to be in excess of the REIT Personal Property Limitation, provided, in such event, Tenant’s responsibility to purchase such personal property would be offset by Landlord in some mutually agreeable manner, which would not result in Landlord earning income which would constitute “unrelated business taxable income” within the meaning of Section 512 of the Code, if Landlord was a “qualified trust” within the meaning of Section 856(h)(3)(E) of the Code; or (ii) restructure the ownership of Landlord and/or Landlord’s ownership of the personal property and lease, or cause an Affiliate to lease to Tenant, pursuant to a separate lease agreement, such personal property, and Tenant agrees that it shall cooperate with Landlord in good faith in connection with such restructuring and shall execute any separate or amended lease agreements, provided the same do not materially affect Tenant’s rights and obligations under this Lease.

15.2        Basis for Sublease Rent Restricted. Tenant cannot sublet the property that is leased to it by Landlord, or enter into any similar arrangement, on any basis such that the rental or other amounts paid by the sublessee thereunder would be based, in whole or in part, on either (a) the net income or profits derived by the business activities of the sublessee or (b) any other formula such that any portion of the rent paid by Tenant to Landlord would fail to qualify as “rents from real property” within the meaning of Section 856(d) and Section 512(b)(3) of the Code and regulations promulgated thereunder.

15.3        Landlord Affiliate Subleases Restricted. Anything to the contrary in this Lease notwithstanding, Tenant shall not sublease the Leased Property to, or enter into any similar arrangement with, any person in which Landlord owns, directly or indirectly, a ten percent (10%) or more interest, with the meaning of Section 856(d)(2)(B) of the Code, and any such action shall be deemed void ab initio. Anything to the contrary in this Lease notwithstanding, Tenant shall not sublease the Leased Property to, or enter into any similar arrangement with, any Person that Landlord would be deemed to control within the meaning of Section 512(b)(13) of the Code.

15.4        Landlord Interests in Tenant Restricted. Anything to the contrary in this Lease notwithstanding, neither party shall take, or permit to take, any action that would cause Landlord to own, directly or indirectly, a ten percent (10%) or greater interest in Tenant within the meaning of Section 856(d)(2)(B) of the Code, and any similar or successor provision thereto, and any such action shall be deemed void ab initio. In addition, anything to the contrary in this Lease notwithstanding, Tenant shall not take or permit to take, any action that would cause Landlord to own, directly or indirectly, such interest in Tenant such that amounts received from Tenant would represent amounts received from a controlled entity within the meaning of Section 512(b)(13) of the Code.

15.5        Landlord Services. Any services provided by, or on behalf of, Landlord will not prevent any amounts received or accrued from qualifying as “rents from real property” (within the meaning of Section 856(d)(2) or Section 512(b)(3) of the Code.

15.6        Certain Subtenants Prohibited. Anything to the contrary in this Lease notwithstanding, Tenant shall not sublease the Leased Property to, or enter into any similar arrangement with, any Person that would be described in Section 514(c)(9)(B)(iii) or (iv) of the Code.

15.7        Future Amendment. Tenant hereby agrees to amend this Article 15 from time to time as Landlord deems necessary or desirable in order to effectuate the intent hereof, so long as any such amendment does not materially alter the economic terms of this Lease.

ARTICLE 16

SUBLETTING AND ASSIGNMENT

16.1        Transfers Prohibited Without Consent. Subject to Section 4.1, Tenant shall not, without the prior written consent of Landlord in each instance, which consent may be withheld in Landlord’s sole opinion and discretion, sell, assign, sublease, license, concession or otherwise transfer this Lease, or Tenant’s interest in the Leased Property, in whole or in part, or any rights or interest which Tenant may have under this Lease, or sublet, license or concession any part of the Leased Property, or grant or permit any Lien or encumbrance on or security interest in Tenant’s interest in this Lease, except as set forth in this Article 16 or under Section 20.4 below. Any sale, assignment, sublease, license, concession or transfer of this Lease without the prior written consent of Landlord shall be voidable at Landlord’s option. Notwithstanding the foregoing, this Section 16.1 shall not apply to a transfer in which, subject to Landlord’s reasonable approval, the transferee tenant and guarantor entities possess a net worth and credit profile equal to or greater than that of Tenant.

16.2        Indirect Transfer Prohibited Without Consent. Schedule 16.2 attached hereto sets forth the current ownership and Control of Tenant. A (a) sale, assignment, pledge, transfer, exchange or other disposition of the stock, partnership interests, membership interests or other equitable interests in Tenant or any Person Controlling Tenant, which results in a change or transfer of Control or a change or transfer of management of Tenant, or (b) merger, consolidation or other combination of Tenant with another entity which results in a change or transfer of management or Control of Tenant, shall be deemed an assignment hereunder and shall be subject to Section 16.1 hereof. For purposes hereof, change or transfer of management or Control or effective Control, shall mean a transfer of fifty percent (50%) or more of the economic benefit of, or Control of, any such entity. Notwithstanding the foregoing, any Affiliate of Tenant may transfer his, her or its stock, partnership interests, membership interests or other equitable interests in Tenant without first obtaining the prior written consent of Landlord if such transfer or other disposition (i) is the result of the death of such Affiliate, (ii) involves a transfer to (A) the Immediate Family of such Affiliate, or (B) a trust of which such Affiliate is the grantor and such Affiliate, or his or her spouse, is the trustee for the benefit of such spouse or Immediate Family of such spouse, or (C) an Entity or Entities in which such Affiliate, spouse or Immediate Family member shall retain Control; provided, however, that the prior written consent of Landlord, in its sole and absolute discretion, shall be obtained for any transfer(s) of a Controlling interest in the management of Tenant. Notwithstanding the foregoing, this Section 16.2 shall not apply to a transfer in which, subject to Landlord’s reasonable approval, the successor entity possesses a net worth and credit profile equal to or greater than that of its predecessor.

16.3        Adequate Assurances. Without limiting any of the foregoing provisions of this Article, if, pursuant to the U.S. Bankruptcy Code, as the same may be amended from time to time, Tenant is permitted to assign or otherwise transfer its rights and obligations under this Lease in disregard of the restrictions contained in this Article, the assignee shall be deemed to agree to provide adequate assurance to Landlord (a) of the continued use of the Leased Property solely in accordance with the Permitted Use thereof, (b) of the continuous operation of the business on the Leased Property in strict accordance with the requirements of Article 4 hereof, and (c) of such other matters as Landlord may reasonably require at the time of such assumption or assignment. Without limiting the generality of the foregoing, adequate assurance shall include, without limitation, the requirement that any such assignee shall (i) have a net worth (exclusive of good will) of not less than the aggregate of the Rent due and payable for the previous Fiscal Year and (ii) provide Landlord with a security deposit or irrevocable letter of credit equal to the then current Security Deposit amount. Such assignee shall expressly assume this Lease by an agreement in recordable form, an original counterpart of which shall be delivered to Landlord prior to an assignment of this Lease. Any approval of such successor Tenant shall not affect or alter Landlord’s approval rights of each manager of the Leased Property or successor Tenants.

16.4        Landlord Transfers. Landlord may, in its sole and absolute discretion, sell, assign, convey or otherwise transfer its interest in this Lease or the Leased Property, or any portion thereof, or any interest therein, directly or indirectly, to any Person, without the consent of Tenant. Tenant shall attorn to any such transferee and continue to be bound by this Lease in the event of any such transfer, provided, however, that Tenant shall continue to pay Rent and other Additional Charges to Landlord and performance all other obligations under this Lease in favor of Landlord until Tenant receives written notice of any such assignment of this Lease by Landlord and a copy of such transferee’s assumption of all obligations of Landlord under the terms of this Lease.

16.5        Resident Agreements. Notwithstanding Section 16.1, Tenant may without Landlord's consent enter into rental agreements with residents at the Facility under the form of resident agreement previously approved by Landlord (and any material amendments to the form approved by Landlord during the Term in its reasonable discretion).

ARTICLE 17

ESTOPPEL CERTIFICATES, FINANCIAL STATEMENTS AND OPERATING STATEMENTS

17.1        Estoppel Certificates.  Each of Tenant and Landlord shall from time to time, within fifteen (15) days after receipt of a written request therefor and without charge, give an Estoppel Certificate in the form (or substantially the form) of Exhibit C attached hereto and containing such other matters as may be reasonably requested to any Person specified by such requesting party.

17.2        Quarterly Financial Statements. Throughout the Term of this Lease, Tenant shall prepare and deliver to Landlord: (i) within ten (10) calendar days after the end of each Fiscal Quarter, a statement of Gross Revenues for the Facility for the immediately preceding Fiscal Quarter and the Fiscal Year to date; (ii) within fifteen (15) calendar days after the end of each Fiscal Quarter, an income (or profit and loss) statement, an operating balance sheet and a cash flow statement for the Facility showing the results of the operation of the Leased Property, including an occupancy report and census data for the immediately preceding Fiscal Quarter and for the Fiscal Year to date; (iii) within fifteen (15) calendar days after the end of each Fiscal Quarter, an income (or profit and loss) statement, an operating balance sheet and a cash flow statement for the Parent of Tenant for the immediately preceding Fiscal Quarter and for the Fiscal Year to date; (iv) an accounts receivable aging report delivered each month; and (v) within twenty (20) calendar days after the end of each Fiscal Quarter, a reconciliation of the Reserve for the immediately preceding Fiscal Quarter. This information shall be provided to Landlord under a complete financial statement for the Business which shall be delivered electronically within the designated time periods in the form customarily provided in the industry and approved in advance by Landlord. The aforesaid financial statements shall be accompanied by an Officer’s Certificate which, for purposes hereof shall mean a Certificate of the Chief Executive Officer or the Chief Financial Officer of Tenant (or of Tenant’s general partner) (an “Officer’s Certificate”) in which such Officer shall certify to the best of such Officer’s knowledge (a) that such statements have been properly prepared in accordance with GAAP and are true, correct and complete in all material respects and fairly present the consolidated financial condition of Tenant at and as of the dates thereof and the results of its operations for the period covered thereby, and (b)          that no Event of Default has occurred and is continuing hereunder.

17.3        Annual Financial Statements. Tenant shall deliver to Landlord within ninety (90) days after the end of each Fiscal Year, a profit and loss statement, balance sheet and statement of cash flow certified by an independent certified public accountant who is actively engaged in the practice of his profession and who is acceptable to Landlord in Landlord’s reasonable discretion or, as provided for below, and by the Chief Financial Officer of Tenant (which statement shall also be certified by an officer, partner or member in Tenant) showing results from the operation of the Leased Property during such Fiscal Year, including without limitation, an accounting of the calculation of amounts paid into the Reserve and reasons for material variations from the approved budget for such year. The aforesaid financial statements shall be accompanied by an Officer’s Certificate which, for purposes hereof shall mean a Certificate of the Chief Executive Officer or the Chief Financial Officer of Tenant (which Certificate shall also be certified by another officer of Tenant or Tenant’s general partner, managing member or manager, as applicable) in which such Officer shall certify to the best of such Officer’s knowledge (a) that such statements have been properly prepared in accordance with GAAP and are true, correct and complete in all material respects and fairly present the consolidated financial condition of Tenant at and as of the dates thereof and the results of its operations for the period covered thereby, and (b) that no Event of Default has occurred and is continuing hereunder. Tenant shall also deliver to Landlord at any time and from time to time, upon not less than twenty (20) days’ notice from Landlord, any financial statements or other financial reporting information required to be filed by Landlord with the SEC or any other governmental authority or required pursuant to any order issued by any Governmental Agencies or arbitrator in any litigation to which Landlord is a party for purposes of compliance therewith. Notwithstanding the foregoing, in the event that Tenant’s financial records are not otherwise being reviewed or audited by an independent certified public accountant then Landlord will accept financial statements certified true and correct by the Chief Financial Officer of Tenant (or of Tenant’s general partner). In connection with Landlord’s responsibility to maintain effective internal controls over financial reporting and the requirements for complying with the Sarbanes-Oxley Act of 2002, Tenant hereby agrees to provide access to the Leased Property, including the Leased Property’s books and records, and reasonable assistance necessary to Landlord that will allow Landlord to conduct activities necessary to satisfy such responsibilities, including, but not limited to, the activities necessary to comply with Sections 302 and 404 of the Sarbanes-Oxley Act of 2002, standards issued by the Public Company Accounting Oversight Board and adopted by the SEC, or other similarly promulgated guidance by other regulatory agencies. Landlord agrees to provide Tenant with appropriate notice regarding the conduct of activities anticipated in this provision. Tenant agrees to provide, at Landlord’s request, evidence of Tenant’s documented policies, if any, regarding “whistle-blower” procedures and regarding the reporting of fraud or misstatements involving financial reporting.

17.4         Records. Tenant shall keep and maintain at all times in accordance with GAAP (separate and apart from its other books, records and accounts) complete and accurate up to date books and records adequate to reflect clearly and correctly the results of operations of the Leased Property. Such books and records shall be kept and maintained at the Leased Property or Tenant’s principal office at 14911 Quorum Drive, Suite 380, Dallas, Texas 75254. Landlord or its representatives shall have, at all reasonable times during normal business hours, reasonable access, on reasonable advance Notice, to examine and copy the books and records pertaining to the Leased Property.

17.5         General Operations Budget. In addition to the Reserve Budget, Tenant shall furnish to Landlord, on or before November 1 of each Fiscal Year proposed annual budgets and business plan in a form satisfactory to Landlord and consistent with the then standards for inpatient rehabilitation facilities comparable to the Facility setting forth the strategic plans of the Business, which specific departmental support plans and projected income and costs and expenses projected to be incurred by Tenant in managing, leasing, maintaining and operating the Business during the following Fiscal Year. Landlord shall approve or disapprove the annual budgets and business plan within thirty (30) days of receipt thereof.

17.6         Quarterly Meetings. At Landlord’s request, Tenant shall make Tenant’s property management team and the executive officers of Tenant (or of Tenant’s general partner or managing member, if applicable) available to meet with Landlord once during each Fiscal Quarter to discuss the Reserve Budget, the annual budgets and any other items related to the operation of the Business, which Landlord wishes to discuss. Such meetings shall be conducted via teleconference or at a location mutually agreeable to Landlord and Tenant and each of Landlord and Tenant shall be solely responsible for their respective expenses in connection with such meetings. Tenant agrees to give good faith consideration to any suggestions or requests that Landlord may have.

17.7         Monthly Statements of Operations. Throughout the Term of this Lease, Tenant shall prepare and deliver to Landlord: within twenty (20) calendar days after the end of each Accounting Period, a report of Facility operations, to include, at a minimum: (a) census for the preceding month showing available units and resident days as well as actual units and resident days for the preceding month; (b) copies of any communications from regulatory agencies having authority over the Facility; and (c) notice of how much of the Facility is devoted to Medicaid or Medicare, if any.

17.8         Guarantor Financial Statements. Guarantor shall deliver to Landlord within ninety (90) days after the end of each Fiscal Year, a personal profit and loss statement and balance sheet reflecting the financial standing of Guarantor for the applicable quarter; provided, however, that upon the occurrence and continuance of an Event of Default, Guarantor shall deliver such financial statements on a quarterly basis, within thirty (30) days after the end of each quarter of a Fiscal Year.

17.9         Audit Rights. Landlord shall have the right, at its sole cost and expense, to perform an audit on any of the foregoing reports provided by Tenant, and Tenant agrees to reasonably cooperate with any such audit. Subject to Applicable Laws, Landlord shall have access to Tenant’s books and records relating to the Leased Property and shall have the right to audit such books and records, including, with respect to any reports furnished by Tenant to Landlord pursuant to the terms of this Lease, during the period of this Lease and for a period of five (5) years after termination of this Lease. Subject to Applicable Laws, Landlord also reserves the right, upon reasonable notice and during business hours, to perform any and all additional audits relating to Tenant’s activities either at the Leased Property or at Tenant’s office located at 14911 Quorum Drive, Suite 380, Dallas, Texas 75254. If Landlord’s employees or agents discover either weaknesses in internal control or errors in record keeping, Tenant shall correct such discrepancies either upon discovery or within a commercially reasonable period of time using diligent, efforts to remedy same. Tenant shall inform Landlord in writing of the action taken to correct such audit discrepancies. If Tenant fails to correct such discrepancies, Landlord shall have the right to require Tenant to outsource the corresponding accounting or record-keeping functions to Landlord-approved providers or terminate this Lease. Any and all such audits conducted either by Landlord’s employees or agents shall be at the sole expense of Landlord. However, if an audit reveals any material weaknesses or significant deficiencies in internal controls as defined by the Public Company Accounting Oversight Board, any errors in record keeping, any misappropriation of funds by Tenant, its agents or employees or if the audit reveals that the net cash flow from the Leased Property for the period audited exceeded the net cash flow reported by Tenant in the reports submitted to Landlord pursuant to the terms of this Lease for such period by 5%, the cost of the audit shall be borne by Tenant. Landlord’s right to require Tenant to pay the cost of audit under these circumstances shall be in addition to any other rights or remedies that Landlord may have under this Lease or in law or equity.

ARTICLE 18

LANDLORD’S RIGHT TO INSPECT

Landlord, Mortgagee and their agents shall have the right, upon providing at least 24 hours advance notice to Tenant, to enter upon the Leased Property or any portion thereof at any reasonable time to inspect the same, including but not limited to, the operation, sanitation, safety, maintenance and use of the same, or any portions of the same and to assure itself that Tenant is in full compliance with its obligations under this Lease (but Landlord and Mortgagee shall not thereby assume any responsibility for the performance of any of Tenant’s obligations hereunder, nor any liability arising from the improper performance thereof). In making any such inspections, neither Landlord nor Mortgagee shall unduly interrupt or interfere with the conduct of Tenant’s Business.

ARTICLE 19

FACILITY MORTGAGES

19.1         Subordination. This Lease, Tenant’s interest hereunder and Tenant’s leasehold interest in and to the Leased Property are hereby agreed by Tenant to be and are hereby made junior, inferior, subordinate and subject in right, title, interest, lien, encumbrance, priority and all other respects to any mortgage or mortgages and security interests now or hereafter in force and effect upon or encumbering Landlord’s interest in the Leased Property, or any portion thereof, and to all collateral assignments by Landlord to any third party or parties of any of Landlord’s rights under this Lease or the rents, issues and profits thereof or therefrom as security for any liability or indebtedness, direct, indirect or contingent, of Landlord to such third party or parties, and to all future modifications, extensions, renewals, consolidations and replacements of, and all amendments and supplements to any such mortgage, mortgages or assignments, and upon recording of any such mortgage, mortgages or assignments, the same shall be deemed to be prior in dignity, lien and encumbrance to this Lease, Tenant’s interest hereunder and Tenant’s leasehold interest in and to the Leased Property irrespective of the dates of execution, delivery or recordation of any such mortgage, mortgages or assignments (such mortgages, mortgages, security interests, assignments, modifications, extensions, renewals, amendments, supplements and replacement being a “Facility Mortgage”). Tenant shall reasonably cooperate with Landlord and any Mortgagee or potential Mortgagee in connection with a Facility Mortgage, including, but not limited to, consenting to non-material and reasonable amendments to this Lease as may be requested by such Mortgagee, provided that such amendments do not materially alter the economic terms of this Lease or the use and operation of any of the Leased Property or materially increase Tenant’s obligations or decrease its rights hereunder. The foregoing subordination provisions of this Section shall be automatic and self-operative without the necessity of the execution of any further instrument or agreement of subordination on the part of Tenant, so long as the terms of the Facility Mortgage recognize the existence of this Lease and acknowledge and evidence Mortgagee’s reasonably satisfactory agreement that, so long as no Event of Default by Tenant has occurred and is continuing under this Lease (after the expiration of the applicable notice and curative periods contained herein) (i) Mortgagee, its successors and assigns (or any other purchaser at any foreclosure sale pursuant to the Facility Mortgage or any other security instrument in connection therewith) shall not disturb Tenant’s right of possession to the Leased Property and all other rights of Tenant hereunder in the event that Mortgagee, its successors and assigns (or any other purchaser at any foreclosure sale pursuant to the Facility Mortgage or any other security instrument in connection therewith) acquires title to all or any part of the Leased Property pursuant to the exercise of any remedy provided for in the Facility Mortgage or any other related security instrument or acceptance of title to the Leased Property in lieu of any such foreclosure, (ii) Tenant may use the Reserves as provided in this Lease, and (iii)Tenant shall not be named as a party defendant to any action to foreclose the liens and security interests of the Facility Mortgage or any other related security instrument, except to the extent required by Applicable Law. Tenant acknowledges and agrees that notwithstanding the foregoing automatic subordination, if Landlord or Mortgagee shall request that Tenant execute and deliver any further instrument or agreement of subordination of this Lease or Tenant’s interest hereunder or Tenant’s leasehold interest in the Leased Property to any such Facility Mortgage, in confirmation or furtherance of or in addition to the foregoing subordination provisions of this Section, Tenant shall promptly execute and deliver the same to the requesting party so long as the same is reasonably acceptable to Tenant, is consistent with the terms and provisions of this Lease and does not materially increase Tenant’s obligations or decrease its rights hereunder. Tenant agrees that it will, from time to time, execute such documentation as may be reasonably requested by Landlord and any Mortgagee (a) to assist Landlord and such Mortgagee in establishing or perfecting any security interest in Landlord’s interest in the Reserve and any funds therein; and (b) to facilitate or allow Landlord to encumber the Leased Property or any portion thereof as herein contemplated. If, within thirty (30) calendar days following Tenant’s receipt of a written request by Landlord, Tenant shall fail or refuse or shall have not executed any such further instrument or agreement of subordination, which satisfies the criteria set forth in this Section 19.1, Tenant shall be in breach and default of its obligation to do so and of this Lease and Landlord shall be entitled thereupon to exercise any and all remedies available to Landlord pursuant to this Lease or otherwise provided by law. To the extent Tenant is required to incur any additional out of pocket costs, fees and expenses in connection with the review and negotiation of any agreements or confirmations required from Tenant under the terms of this Section 19.1, Landlord shall promptly reimburse Tenant for all such reasonable costs, fees and expenses.

19.2         Attornment. Tenant shall and hereby agrees to attorn, and be bound under all of the terms, provisions, covenants and conditions of this Lease, to any successor of the interest of Landlord under this Lease for the balance of the Term of this Lease remaining at the time of the succession of such interest to such successor. In particular, in the event that any proceedings are brought for the foreclosure of any Facility Mortgage, Tenant shall attorn to the purchaser at any such foreclosure sale and recognize such purchaser as Landlord under this Lease. Tenant agrees that neither the purchaser at any such foreclosure sale nor the foreclosing Mortgagee or holder of any such Facility Mortgage shall have any liability for any act or omission of Landlord, be subject to any offsets or defenses which Tenant may have as claims against Landlord, or be bound by any advance rents which may have been paid by Tenant to Landlord for more than the current period in which such rents come due.

19.3         Rights of Mortgagees and Assignees. Any Mortgagee shall have the right to unilateral enjoyment, exercise or control over the rights, remedies, powers and interests of Landlord hereunder, or otherwise arising under Applicable Law, as assigned or granted to such Mortgagee by Landlord or as provided in any Facility Mortgage. At the time of giving any notice of default to Landlord, Tenant shall mail or deliver to any Mortgagee of whom Tenant has notice, a copy of any such notice. No notice of default or termination of this Lease by Tenant shall be effective until each Mortgagee shall have been furnished a copy of such notice by Tenant. In the event Landlord fails to cure any default by it under this Lease, the Mortgagee shall have, at its option, a period of thirty (30) days after expiration of any cure period of Landlord within which to remedy such default of Landlord or to cause such default to be remedied. In the event that the Mortgagee elects to cure any such default by Landlord, then Tenant shall accept such performance on the part of such Mortgagee as though the same had been performed by Landlord, and for such purpose Tenant hereby authorizes any Mortgagee to enter upon the Leased Property, to the extent necessary to exercise any of Landlord’s rights, powers and duties under this Lease. If, in the event of any default by Landlord which is reasonably capable of being cured by a Mortgagee, the Mortgagee promptly commences and diligently pursues to cure the default, then Tenant will not terminate this Lease or cease to perform any of its obligations under this Lease so long as the Mortgagee is, with due diligence, engaged in the curing of such default.

ARTICLE 20

ADDITIONAL COVENANTS OF TENANT

20.1        Conduct of Business. Tenant shall not engage in any business on the Leased Property other than for the Permitted Use, and any activities incidental thereto, and shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate, limited partnership, limited liability company or other entity status and existence and its rights and Permits reasonably necessary to conduct the Business.

20.2        Additional Covenants of Tenant. In addition to the other covenants and representations of Tenant herein and in this Lease, Tenant hereby covenants, acknowledges and agrees that Tenant shall:

(a)          Not guaranty any obligation of any Person.

(b)          Pay or cause to be paid all lawful claims for labor and rents with respect to the Leased Property, unless bonded, and in accordance with the terms hereof.

(c)          Pay or cause to be paid all trade payables with respect to the Leased Property.

(d)          Not declare, order, pay or make, directly or indirectly, any Distribution or any payments to any partners or Affiliates as to Tenant (including payments in the ordinary course of business and payments pursuant to any management agreements with any such Affiliate, but expressly excluding payments to any partners or Affiliates of Tenant for reimbursement of operating expenses incurred by such partners or Affiliates in connection with the operation and management of the Leased Property pursuant to any management agreement with such partners or Affiliates), or set apart any sum of property therefor, or agree to do so, if, at the time of any proposed action described in this Section 20.2(d) or immediately after giving effect thereto, any Event of Default shall exist.

(e)          Except as otherwise permitted by this Lease, not sell, lease (as lessor or sublessor), transfer or otherwise dispose of or abandon, all or any material portion of its assets or business to any Person, or sell, lease, transfer or otherwise dispose of or abandon any of the P&E or Tenant’s Personal Property; provided, however, Tenant may dispose of portions of the P&E or Tenant’s Personal Property which have become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary, provided substitute equipment or fixtures having equal or greater value and utility have been provided.

(f)           Provide and maintain throughout the Term, all Tenant’s Personal Property and P&E Replacements as shall be necessary in order to operate the Leased Property in compliance with applicable Legal Requirements, Insurance Requirements and otherwise in accordance with customary practice in the industry for the Permitted Use.

(g)          Not, except as approved in writing by Landlord, either directly or indirectly, for itself, or through, or on behalf of, or in connection with any Person, divert or attempt to divert any business or customer of the Leased Property to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the good will associated with Landlord or the Leased Property.

(h)          Except for liabilities incurred in the ordinary course of business, not create, incur, assume or guarantee, or permit to exist or become or remain liable directly or indirectly upon, any Indebtedness except the Indebtedness of Tenant to Landlord (or, if unsecured and expressly subject to the terms of this Lease and Landlord’s interest hereunder, and payable solely out of excess cash flow after payment of all Rent hereunder, to Tenant’s shareholders, partners or members, as applicable). Tenant further agrees that the obligee in respect of any such Indebtedness shall agree in writing, in form and substance satisfactory to Landlord, that (w) the payment of such Indebtedness shall be expressly subordinate in all respects to all of Tenant’s obligations under this Lease, (x) no remedies may be exercised by the obligee with respect to enforcement or collection of such Indebtedness until such time as this Lease shall be terminated and all of Tenant’s obligations hereunder shall have been discharged in full; (y) such Indebtedness shall not be assigned by the obligee to any other party; and (z) the obligee shall not initiate or join in any bankruptcy proceedings against Tenant. As used in this Section 20.2(h) (and notwithstanding any other definition of Indebtedness herein), Indebtedness shall mean all obligations, contingent or otherwise, to pay or repay monies irrespective of whether, in accordance with GAAP, such obligations should be reflected on the obligor’s balance sheet as debt.

(i)           Ensure compliance with the terms and conditions of that certain Development Agreement by and between City of Surprise, Arizona and Cobalt Medical Partners, LLC dated December 11, 2013 in the Official Records at 2013-1051037.

20.3        Notice to Landlord of Severe Incident and/or Significant Property Damage. In the event of a Severe Incident (defined in Section 20.3.1 below) or Significant Property Damage (defined in Section 20.3.2 below) (in each case, an “Incident”), Tenant shall notify Landlord within twenty-four (24) hours of learning of the occurrence of any such Incident via email at notice@cnl.com. Such email notification shall include, at a minimum, (i) the names and contact information of the parties involved in the Incident, to the extent known at that time, (ii) a brief description of the Incident, and (iii) all measures that Tenant (or any other Person(s), to the knowledge of Tenant) is currently undertaking, or plans to undertake to the extent known, to resolve the Incident and to prevent, in connection with a Severe Incident and/or Significant Property Damage, any further harm to person or damage to property as result of such Incident.

20.3.1     Severe Incident. The defined term “Severe Incident” shall mean any material or significant accident, incident, claim, cause of action, loss of or damage to the Leased Property, Tenant’s Personal Property or any other property of third parties, or injury to or death of a person occurring on or about the Leased Property or adjoining sidewalks or rights of way under Tenant’s control during the Term, including, but not limited to, the following: (i) a fatality, (ii) claim of abuse, assault or molestation, (iii) personal injury resulting in the amputation of a limb, brain injury, burns over fifty percent (50%) or more of a person’s body, hearing or sight loss, internal injury resulting in impaired organ function, spinal cord injury resulting in any degree of paralysis, or substantial disfigurement, or (iv) a mass casualty event, such as a ride or other attraction incident, wildfire or building fire, earthquake, and pier collapse.

20.3.2     Significant Property Damage. The defined term “Significant Property Damage” shall mean any incident resulting in significant damage to the Leased Property including, but not limited to the following: fires, floods, avalanches, earthquakes, catastrophic structure failure, roof collapse, or any Force Majeure Event caused by either man or nature.

20.4        Leasehold and Accounts Receivable Financing. Without the prior written consent of Landlord, which consent shall not be unreasonably conditioned, withheld or delayed, Tenant shall not: (a) encumber any or all of the Leased Property, or any or all of its interests under this Lease, with leasehold or accounts receivable financing; or (b) engage in equipment financing for the Business (collectively, “Tenant Financing”). If such consent is granted by Landlord, Landlord agrees, upon written request of Tenant, to subordinate its lien and security interest in the accounts receivable or purchased equipment to liens of third party lenders for such approved financing(s), pursuant to the terms of a commercially reasonable intercreditor agreement (the “Intercreditor”). The Intercreditor shall be subject to the prior reasonable review and approval of Landlord. Landlord shall not be required to execute and deliver the Intercreditor, and subordinate its lien hereunder unless and until: (y) a copy of all relevant documents comprising the proposed Tenant Financing (the “Tenant Loan Documents”) have been delivered to Landlord, and (z) Landlord has reasonably reviewed and approved of the terms and conditions of the Tenant Loan Documents. Tenant shall pay Landlord’s legal fees incurred in connection with Landlord’s review and approval of the Intercreditor and Tenant Loan Documents.

20.5        Resale Certificate. Tenant acknowledges that Landlord may provide, but has no obligation to do so, Tenant with a resale certificate pursuant to A.R.S. Section 42-5022 (the “Resale Certificate”). Tenant shall not use the Resale Certificate for any purpose other than for the purchase of Leased Property, and any use of the Resale Certificate by Tenant shall comply with all Legal Requirements, Applicable Laws, and any instructions provided to Tenant by Landlord from time to time. Tenant shall be responsible for, and shall indemnify, save, insure, pay, defend, and hold harmless Landlord from and against, all liabilities, obligations, claims, damages, penalties, fines, causes of action, costs, and expenses (including, without limitation, attorneys’ fees), to the maximum extent permitted by law, which are imposed upon, incurred by, or asserted against Landlord by reason of Tenant’s use of the Resale Certificate in violation of this Section 20.5. The foregoing indemnity obligation of Tenant shall survive the termination or expiration of this Lease.

20.6        Intellectual Property License; After-Acquired Intellectual Property; Use of All Intellectual Property.

20.6.1     Intellectual Property License. Tenant hereby grants to Landlord a limited, non-exclusive, royalty-free license (the “IP License”) to use (i) the names “Cobalt Rehabilitation Hospital” and “Cobalt Rehabilitation Hospital of Surprise”, (ii) any derivative or variation of the foregoing, or (iii) any other names utilized by Tenant or its Affiliates in the operation of the Leased Property (collectively, the “Licensed Intellectual Property”) during the Term of this Lease throughout the world (the “Territory”). Landlord may use the Licensed Intellectual Property in its discretion (each such use, a “Licensed Use” and together the “Licensed Uses”) but only to the extent any such Licensed Use does not violate the terms of this Lease.

20.6.2     No Implied License. Landlord acknowledges that the IP License granted herein is limited to the rights and Licensed Uses explicitly set forth herein and that nothing herein shall be construed to grant any rights to Landlord other than those rights that are explicitly described hereunder.

20.6.3     Right to Sublicense. Landlord shall have the right to sublicense the rights granted to Landlord herein to any Affiliate or agent without the prior written consent of Tenant.

20.6.4     Compliance with Laws. Landlord shall exercise the IP License and engage in all Licensed Uses of the Licensed Intellectual Property in compliance with all applicable federal, state, and/or local laws, statutes, regulations and ordinances.

20.6.5     Tenant’s Right to Grant Additional Licenses. Notwithstanding any other provision of this Lease, Tenant and its Affiliates shall have the right to use the Licensed Intellectual Property for any and all purposes. Tenant retains all rights not expressly granted herein.

20.6.6     Protection and Maintenance of Licensed Intellectual Property. Tenant shall be obligated to protect, maintain and renew any protection, registration or filings for any of the Licensed Intellectual Property that requires filing, registration or maintenance, including payment of fees, with any governmental body or agency. Landlord agrees that Tenant has the sole right to pursue such registrations and protections, and to the extent applicable choose to abandon any such registrations or protections, in its sole and complete discretion. If Tenant intends to abandon or cease maintaining any of the Licensed Intellectual Property, it shall notify Landlord and Landlord shall have the option, at Landlord’s sole discretion, cost and expense, to assume all responsibilities for maintenance and prosecution of any such Licensed Intellectual Property in the event Tenant chooses to abandon such Licensed Intellectual Property.

20.6.7     Compensation. The IP License granted to Landlord by Tenant hereunder is fully-paid and royalty free for the Licensed Use of the Licensed Intellectual Property. Landlord shall not be responsible for paying any monetary fees to Tenant in consideration for the grant of the IP License for the Licensed Uses.

20.6.8     Termination. The IP License granted hereunder shall automatically terminate on the date which is sixty (60) days after the termination of this Lease. The terms of this Section 20.6 shall survive the termination of this Lease.

20.7        After Acquired Intellectual Property. To the extent Landlord permits Tenant to make use of any intellectual property created or provided by Landlord to Tenant after the Effective Date that relates to the Leased Property (“After-Acquired Intellectual Property”), Tenant covenants hereunder to comply with any restrictions that Landlord may impose with respect to Tenant’s use thereof, including, without limitation, any restrictions contained in any license or other agreement pursuant to which Landlord derives its rights with respect to such intellectual property.

20.7.1     Use of After Acquired Intellectual Property and Leased Intellectual Property. In addition to the conditions set forth in Section 20.7 above with respect to the After- Acquired Intellectual Property, with respect to any After-Acquired Intellectual Property or any Intellectual Property leased to Tenant pursuant hereto, Tenant agrees as follows:

(a)          Such After-Acquired Intellectual Property and Intellectual Property shall be used only for the purposes and in the manner of promoting the Facility by way of Tenant’s website, marketing materials and any other media approved by Landlord in its sole and absolute discretion;

(b)          Tenant shall not depict such After-Acquired Intellectual Property or Intellectual Property in any manner or in any materials that would tend to denigrate, disparage, tarnish, present in a false light or otherwise reflect negatively on the such After-Acquired Intellectual Property or Intellectual Property, Landlord or any of its Affiliates or any of the their respective products or services;

(c)          Tenant shall not assign or otherwise transfer any of its rights, or delegate, subcontract or otherwise transfer any of its obligations or performance hereunder with respect to such After-Acquired Intellectual Property or Intellectual Property. Any purported assignment, delegation or transfer in violation hereof is void.

ARTICLE 21

MISCELLANEOUS

21.1        Limitation on Payment of Rent. All agreements between Landlord and Tenant herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of Rent or otherwise, shall the Rent or any other amounts payable to Landlord under this Lease exceed the maximum permissible under Applicable Laws, the benefit of which may be asserted by Tenant as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of this Lease, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Landlord should ever receive as fulfillment of such provision such an excessive amount, then, ipso facto, the amount which would be excessive shall be applied to the reduction of the installment(s) of Minimum Rent next due and not to the payment of such excessive amount. This provision shall control every other provision of this Lease and any other agreements between Landlord and Tenant.

21.2        No Waiver. No release, discharge or waiver of any provision hereof shall be enforceable against or binding upon Landlord or Tenant unless in writing and executed by Landlord or Tenant, as the case may be. Neither the failure of Landlord or Tenant to insist upon a strict performance of any of the terms, provisions, covenants, agreements and conditions hereof, nor the acceptance of any Rent by Landlord with knowledge of a breach of this Lease by Tenant in the performance of its obligations hereunder, or the following of any practice or custom at variance with the terms hereof, shall be deemed or constitute a waiver of any rights or remedies that Landlord or Tenant may have or a waiver of any subsequent breach or default in any of such terms, provisions, covenants, agreements and conditions or the waiver of the right to demand exact compliance with the terms hereof.

21.3        Remedies Cumulative. To the maximum extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord, now or hereafter provided either in this Lease or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord of any or all of such other rights, powers and remedies.

21.4        Severability. Any clause, sentence, paragraph, section or provision of this Lease held by a court of competent jurisdiction to be invalid, illegal or ineffective shall not impair, invalidate or nullify the remainder of this Lease, but rather the effect thereof shall be confined to the clause, sentence, paragraph, section or provision so held to be invalid, illegal or ineffective, and this Lease shall be construed as if such invalid, illegal or ineffective provisions had never been contained therein.

21.5        Acceptance of Surrender. No surrender to Landlord of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

21.6        No Merger of Title. It is expressly acknowledged and agreed that it is the intent of the parties that there shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, this Lease or the leasehold estate created hereby and the fee estate or ground landlord’s interest in the Leased Property.

21.7        Tenant’s Representations. In addition to any other representation or warranty set forth herein and as an inducement to Landlord to enter into this Lease, Tenant hereby represents and warrants to Landlord as follows:

(a)          Tenant is a Texas limited liability company which is duly organized and validly existing and in good standing under the laws of the state of its formation. Tenant has all requisite power and authority under the laws of the state of its formation and its articles of organization and agreement of limited partnership or other charter documents to enter into and perform its obligations under this Lease and to consummate the transactions contemplated hereby. Tenant is duly registered or authorized, as applicable, to transact business in any jurisdiction in which the nature of the business conducted by it requires such qualification.

(b)          Tenant has taken all necessary action to authorize the execution, delivery and performance of this Lease, and upon the execution and delivery of any document to be delivered by Tenant, prior to the date hereof, such document shall constitute the valid and binding obligation and agreement of Tenant, enforceable against Tenant in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding may be brought.

(c)          There are no judgments presently outstanding and unsatisfied against Tenant or any of its properties, and neither Tenant nor any of its properties are involved in any material litigation at law or in equity or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially adversely affect Tenant, and no such material litigation or proceeding is, to the knowledge of Tenant, threatened against Tenant and no investigation looking toward such a proceeding has begun or is contemplated.

(d)          To the knowledge of Tenant, neither this Lease nor any other document, certificate or statement furnished to Landlord by or on behalf of Tenant in connection with the transaction contemplated herein contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact or condition which materially and adversely affects the business, operations, affairs, properties or condition of Tenant which has not been set forth in this Lease or in other documents, certificates or statements furnished to Landlord in connection with the transaction contemplated hereby.

(e)          All employees of Tenant or any Affiliate, if any, are solely employees of Tenant or such Affiliate and not Landlord. Neither Tenant nor any Affiliate of Tenant is Landlord’s agent for any purpose in regard to Tenant’s or any Affiliate of Tenant’s employees or otherwise. Further, Tenant expressly acknowledges and agrees that Landlord does not exercise any direction or control over the employment policies or employment decisions of Tenant or any Affiliate of Tenant. NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, TENANT HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT TENANT MAY ENGAGE CERTAIN EMPLOYEES OF THE BUSINESS WHO WERE EMPLOYEES OF SELLER OR PRIOR MANAGER PRIOR TO THE EFFECTIVE DATE (THE “PRIOR EMPLOYEES”). TENANT FURTHER ACKNOWLEDGES AND AGREES THAT LANDLORD MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER AS TO COMPLIANCE WITH THE TERMS OR CONDITIONS OF ANY WRITTEN OR VERBAL EMPLOYMENT CONTRACTS OR AGREEMENTS, WRITTEN OR UNWRITTEN EMPLOYEE POLICIES OR PROCEDURES, OR COMPLIANCE OF SELLER OR THE PRIOR MANAGER WITH APPLICABLE LAWS REGARDING SUCH PRIOR EMPLOYEES, INCLUDING, WITHOUT LIMITATION, OSHA, THE AMERICANS WITH DISABILITIES ACT, THE WARN ACT OR THE COBRA ACT, AND TENANT ACKNOWLEDGES THAT ITS EMPLOYMENT OF SUCH PRIOR EMPLOYEES IS AT TENANT’S SOLE RISK, AND FURTHER, THAT TENANT SHALL INDEMNIFY, SAVE, PAY, INSURE, DISCHARGE AND HOLD HARMLESS LANDLORD WITH RESPECT TO ANY LOSS, COST, LIABILITY OR EXPENSE IN CONNECTION WITH ANY CLAIMS THEREUNDER OR THEREFOR, FOR THE PERIOD ON AND AFTER THE EFFECTIVE DATE.

(f)          Tenant owns or has a license to use the names “Cobalt Rehabilitation Hospital” and “Cobalt Rehabilitation Hospital Surprise” in connection with the Facility and Tenant has not received notification of any claims or actions by any party disputing or challenging Tenant’s right to use such names. Tenant has all rights necessary to grant Landlord the non-exclusive use of the name “Cobalt Rehabilitation Hospital” and “Cobalt Rehabilitation Hospital Surprise” and any and all derivations thereof and to grant the IP License set forth in Section 20.6.1.

(g)          Tenant has not (i) made any contributions, payments or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the laws of the United States or the jurisdiction in which made, (ii) established or maintained any unrecorded fund or asset for any purpose or made any false or artificial entries on its books or (iii) made any payments to any person with the intention or understanding that any part of such payment was to be used for any purpose other than that described in the documents supporting the payment. Tenant shall not take any such actions during the Term of this Lease.

For the purposes of this Section 21.7, the phrase “to the knowledge of Tenant” shall mean the actual knowledge of Erik de Vries, Omar Jenkins, and the current general manager (or equivalent thereto) of the Facility after commercially reasonable investigation and inquiry.

21.8        Quiet Enjoyment. Landlord covenants and agrees that so long as Tenant shall timely pay all rents due to Landlord from Tenant hereunder and keep, observe and perform all covenants, promises and agreements on Tenant’s part to be kept, observed and performed hereunder, Tenant shall and may peacefully and quietly have, hold and occupy the Leased Property free of any interference from Landlord or any Person claiming by, through or under Landlord of any of its Affiliates; subject, however, and nevertheless to the terms, provisions and conditions of this Lease, the Permitted Encumbrances and documents affecting title to the Leased Property approved by Tenant.

21.9        Recordation of Memorandum of Lease. At either party’s option, a short form memorandum of this Lease in the form of Exhibit D attached hereto and made a part hereof, may be recorded or filed among the applicable public records of Maricopa County, Arizona. Tenant shall pay the transfer and all recording costs associated therewith. In the event of a discrepancy between the provisions of this Lease and such short form memorandum thereof, the provisions of this Lease shall prevail.

21.10        Notices. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Lease (each, a “Notice”) shall be deemed adequately given if in writing and the same shall be delivered by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission with a confirmation sheet or e-mail, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other Person as the addressee shall have designated by written notice sent in accordance herewith. Any notice so given shall be deemed to have been given upon receipt or refusal to accept delivery, or, in the case of facsimile transmission or e-mail, as of the date of the facsimile transmission or e-mail provided that an original of such facsimile or e-mail is also sent to the intended addressee by means described in clauses (a), (b) or (c) above.

(a) All such notices shall be addressed:

if to Landlord to:	CHP SURPRISE AZ REHAB OWNER, LLC
c/o CNL Healthcare Properties, Inc.
450 South Orange Avenue, Suite 1200
Orlando, Florida 32801
Attention: Chief Financial Officer and General Counsel
Telephone No.: (407) 835-3201
Facsimile No.: (407) 835-3232
E-Mail: tracey.bracco@cnl.com

with a copy to:	Michael A. Okaty, Esq.
Foley & Lardner LLP
111 North Orange Avenue, Suite 1800
Orlando, Florida 32801
Fax: (407) 648-1743
Email: MOkaty@Foley.com

if to Tenant to:	COBALT REHABILITATION HOSPITAL IV, LLC
14911 Quorum Drive, Suite 380
Dallas, TX 75254
Attention: Erik de Vries
Telephone No.: (972) 330-5871
Facsimile No.: (972) 330-5866
Email: edevries@cobaltmedicaldevelopment.com

with a copy to (which shall not constitute notice):	Marshall Law Group PLLC 612 Pebble Beach Drive Ardmore, Oklahoma 73401 Attention: Rich Marshall Telephone No.: (214) 390-9151 Facsimile No.: (877) 827-0911 Email: rmarshall@legalmlg.com

(b) The addresses given above may be changed by any party, and their successors and assigns and each shall have the right to specify as its address any other address within the United States of America, by ten (10) days’ prior notice to all other parties given in the manner provided herein.

21.11      Construction; Nonrecourse. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination or expiration of this Lease with respect to the Leased Property shall survive such termination or expiration. Each term or provision of this Lease to be performed by Tenant shall be construed as an independent covenant and condition. Time is of the essence with respect to the performance of all obligations under this Lease, including, without limitation, obligations for the payment of money. Except as otherwise set forth in this Lease, any obligations arising prior to the expiration or sooner termination of this Lease of Tenant (including without limitation, any monetary, repair and indemnification obligations) and Landlord shall survive the expiration or sooner termination of this Lease. In addition, solely with respect to Landlord, nothing contained in this Lease shall be construed to create or impose any liabilities or obligations and no such liabilities or obligations shall be imposed on any of the shareholders, beneficial owners, direct or indirect, officers, directors, trustees, employees or agents of Landlord or Tenant for the payment or performance of the obligations or liabilities of Landlord hereunder. The parties have participated jointly in the negotiation and drafting of this Lease. In the event an ambiguity or question of intent or interpretation arises, this Lease shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Lease.

21.12      Counterparts; Headings. This Lease may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Captions and headings in this Lease are for purposes of reference only and shall in no way define, limit or describe the scope or intent of, or otherwise affect, the provisions of this Lease. Each Exhibit referred to herein and attached hereto is by this reference incorporated in this Lease.

21.13      Applicable Law. This Lease shall be governed by, and construed in accordance with, the laws of the State in which the Leased Property is located.

21.14      Right to Make Agreement. Each party warrants as of the Effective Date, with respect to itself, that neither the execution and delivery of this Lease, nor the compliance with the terms and provisions hereof, shall violate any provision of any law, or any judgment, writ, injunction, order or decree of any court or Governmental Authority; nor result in or constitute a breach or default under or the creation of any lien, charge or encumbrance upon any of its property or assets under, any indenture, mortgage, deed of trust, contract, other commitment or restriction to which it is a party or by which it is bound; nor require any consent, vote or approval which has not been given or taken, or at the time of the transaction involved shall not have been given or taken. Each party covenants that it has and will continue to have throughout the term of this Lease and any extensions thereof, the full right to enter into this Lease and perform its obligations hereunder.

21.15      Brokerage. Landlord and Tenant hereby represent and warrant to each other that they have not engaged, employed or utilized the services of any business or real estate brokers, salesmen, agents or finders in the initiation, negotiation or consummation of the business and real estate transaction reflected in this Lease. On the basis of such representation and warranty, each party shall and hereby agrees to indemnify, pay and save and hold the other party harmless from and against the payment of any commissions or fees to or claims for commissions or fees by any real estate or business broker, salesman, agent or finder resulting from or arising out of any actions taken or agreements made by them with respect to the business and real estate transaction reflected in this Lease.

21.16      No Partnership or Joint Venture. Landlord shall not, by virtue of this Lease, in any way or for any purpose, be deemed to be a partner of Tenant in the conduct of Tenant’s business upon, within or from the Leased Property or otherwise, or a joint venture partner or a member of a joint enterprise with Tenant.

21.17      Entire Agreement. This Lease (including all exhibits hereto) contains the entire agreement between the parties and, except as otherwise provided herein, can only be changed, modified, amended or terminated by an instrument in writing executed by the parties. It is mutually acknowledged and agreed by Landlord and Tenant that there are no verbal agreements, representations, warranties or other understandings affecting the same; and that Tenant hereby waives, as a material part of the consideration hereof, all claims against Landlord for rescission, damages or any other form of relief by reason of any alleged covenant, warranty, representation, agreement or understanding not contained in this Lease.

21.18      Costs and Attorneys’ Fees. In addition to Landlord’s rights under Sections 12.2 and 14.2, if either party shall bring an action to recover any sum due hereunder, or for any breach hereunder, and shall obtain a judgment or decree in its favor, the court may award to such prevailing party its reasonable costs and reasonable attorney’s fees, specifically including reasonable attorney’s fees incurred in connection with any appeals (whether or not taxable as such by law). Landlord shall also be entitled to recover its reasonable attorney’s fees and costs incurred in any bankruptcy action filed by or against Tenant, including, without limitation, those incurred in seeking relief from the automatic stay, in dealing with the assumption or rejection of this Lease, in any adversary proceeding, and in the preparation and filing of any proof of claim.

21.19      Approval of Landlord. Whenever Tenant is required under this Lease to do anything to meet the satisfaction or judgment of Landlord, the reasonable satisfaction or judgment of Landlord shall be deemed sufficient. The foregoing provision of this Section shall not apply in any instance where the provisions of this Lease expressly state that the provisions of this Section do not apply or where the provisions of this Lease expressly state that such consent, approval or satisfaction are subject to the sole and absolute discretion or judgment of Landlord, and in each such instance Landlord’s approval or consent may be unreasonably withheld or unreasonable satisfaction or judgment may be exercised by Landlord.

21.20      Successors and Assigns. The agreements, terms, provisions, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of Landlord and Tenant and, to the extent permitted herein, their respective successors and assigns.

21.21      Waiver of Jury Trial. TENANT AND LANDLORD HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAWS, THE RIGHT EITHER OF THEM OR THEIR HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION PROCEEDINGS OR COUNTERCLAIM, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, THE RELATIONSHIP OF LANDLORD AND TENANT HEREUNDER, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO TENANT’S ENTERING INTO THIS LEASE AND LANDLORD’S ACCEPTING THIS LEASE.

21.22      Treatment of Lease. Landlord and Tenant each acknowledge and agree that: (i) this Lease is a “true lease” and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease; (ii) the business relationship created by this Lease and any other related documents is solely that of a long term commercial lease between Landlord and Tenant, this Lease has been entered into by both parties in reliance upon the economic and legal bargains contained herein, and none of the agreements contained herein is intended, nor shall the same be deemed or construed to create a partnership between Landlord and Tenant, to make them joint venturers, to make Tenant an agent, legal representative, partner, or subsidiary of Landlord, nor to make Landlord in any way responsible for the debts, obligations or losses of Tenant; (iii) except as required by Applicable Law, (x) each party will treat this Lease as a true lease for tax purposes and an operating lease under GAAP, and for federal income tax purposes, (y) each party shall report this Lease as a true lease with Landlord as the owner of the Leased Property and Tenant as the tenant of the Leased Property; (iv) each party will not, nor will it permit any Affiliate to, at any time, take any action or fail to take any action with respect to the preparation or filing of any statement or disclosure to any governmental authority, including, without limitation, any income tax return (or amended return), to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 21.22; (v) the Minimum Rent is the fair market value for the use of the Leased Property and was agreed to by Landlord and Tenant on that basis, and the execution and delivery of, and the performance by Tenant of its obligations under this Lease do not constitute a sale, transfer or conveyance of the Leased Property by Landlord to Tenant; (vi) each of Landlord and Tenant waives any claim or defense based upon the characterization of this Lease as anything other than a true lease, and each party stipulates and agrees that it will not challenge the validity, enforceability or characterization of this Lease as a true lease, nor will it assert or take or omit to take any action inconsistent with the agreements and understandings of this Section 21.22.

21.23      Transfer of Permits and Operating Contracts. Upon the expiration or sooner termination of this Lease, Tenant shall use commercially reasonable efforts to transfer and assign to Landlord’s designee or assist Landlord or its designee in obtaining transfer or assignment of all (a) Permits and Operating Contracts, including, without limitation, any trade names and intellectual property (except for trade names, trade secrets, proprietary matters, and other intellectual property and/or proprietary software included within the Tenant Personal Property), and (b) to the extent owned by or held in the name of Tenant, (i) governmental permits, including licenses and authorizations, required for the construction, ownership and operation of the Leased Improvements, including without limitation, certificates of authority, certificates of occupancy, building permits, signage permits, site use approvals, zoning certificates, environmental and land use permits, and any and all necessary approvals from state or local authorities and other approvals granted by any public body or by any private party pursuant to a recorded instrument relating to such Leased Improvements or the Land; (ii) development rights, telephone exchange numbers identified with the Leased Property, if any; and (iii) certificates, licenses, warranties and guarantees and contracts. If requested by Landlord and to the extent permitted by law and any licensor, Tenant shall provide a collateral assignment or similar pledge of such licenses and other intangible rights upon Landlord’s request and as further security for their respective obligations hereunder plus Permits and Operating Contracts, all of which shall be assumed by Landlord or its designee. Unless termination of this Lease is as a result of an Event of Default by Tenant, Landlord shall bear the costs of any fees associated with the transfer of any of the foregoing.

21.24      Confidential Information. Each Party shall treat as strictly confidential any and all information concerning the other Party and its operations including, without limitation, this Lease, information concerning the business operations, financial models and operating systems of the other Party (collectively, “Confidential Information”), and shall not divulge, disclose, publish or otherwise communicate any such Confidential Information to any person or entity for any reason; provided, however, Tenant shall be permitted to (i) deliver a copy of this Lease to a prospective purchaser with the consent of the Landlord, which consent shall not be unreasonably withheld; provided, however, that, with respect to any request made in connection with disclosure to a prospective acquirer of Tenant’s interest in this Lease (or a Controlling interest in Tenant), it shall not be unreasonable for Landlord to withhold its consent if, in Landlord’s reasonable opinion, such party lacks the character or the quality and relevant experience necessary to satisfy the obligations of Tenant hereunder, and (ii) provided further that Tenant obtain a standard non-disclosure agreement from the party to whom such information is to be disclosed (in form, and substance reasonably satisfactory to Landlord), notwithstanding the foregoing, Tenant may disclose the general economic terms of its operations (including, without limitation, the economic terms contained in this Lease Agreement) to prospective acquirers of substantially all of Tenant’s assets or the interests of and/or in Tenant, lenders and investors. As used herein, the term Confidential Information shall not include information that (i) is generally available to the public other than as a result of an improper disclosure by a Party or its Affiliates or representatives, or was available to the public on a non-confidential basis prior to its disclosure by Landlord or Tenant, as applicable, or (ii) must be disclosed as a matter of law, including such public disclosure obligations as are required by the SEC or in response to a subpoena or other legal process.       The provisions of this Section 21.24 shall survive any termination of this Lease.

21.25      Tenant’s Personal Property.  Upon the expiration or sooner termination of the Term of this Lease, Landlord may, in its sole and absolute discretion, elect either (i) to give Tenant Notice that Tenant shall be required, within sixty (60) Business Days after such expiration or termination, to remove all of Tenant’s Personal Property from the Leased Property or (ii) to give Tenant Notice that Landlord shall purchase Tenant’s Personal Property within sixty (60) Business Days after such expiration or termination. In the event that Landlord exercises its option under the foregoing clause (ii) of this Section 21.25, the purchase price for all items of Tenant’s Personal Property shall be the lesser of the fair market value or Tenant’s book value of such Tenant’s Personal Property (free of, and net of, all Liens and other encumbrances, monetary or otherwise).

21.26      No Third Party Beneficiaries. Nothing herein is intended or shall be construed to confer upon or give to any person other than Landlord and Tenant, any rights or remedies under or by reason of this Lease.

21.27      Non-Compete. Tenant agrees that during the Term of this Lease, Tenant shall not engage, and shall not cause or permit any of its Subsidiaries or any of its Affiliates to (each, a “Covered Person”) to engage directly or indirectly, in any capacity, in: (a) any activities within a ten (10) mile radius of the Facility that Compete with the Business or (b) developing, owning, operating, leasing or managing an inpatient rehabilitation facility within ten a (10) mile radius of the Facility. For purposes of this provision, “Compete” means (i) to, directly or indirectly, conduct, facilitate, participate or engage in, or bid for or otherwise pursue a business, whether as a principal, sole proprietor, partner, stockholder, or agent of, or consultant to or manager for, any Person or in any other capacity, or (ii) to, directly or indirectly, have any ownership interest in any Person or business which conducts, facilitates, participates or engages in, or bids for or otherwise pursues a business, whether as a principal, sole proprietor, partner, stockholder, or agent of, or consultant to or manager for, any Person or in any other capacity. The parties recognize and acknowledge that a breach of this Section 21.27 by Tenant or any of its Affiliates will cause irreparable and material loss and damage to Landlord and hereby consent to the granting by any court of competent jurisdiction of an injunction or other equitable relief, without the necessity of posting a bond, cash or otherwise, and without the necessity of actual monetary loss being proved or Landlord’s establishing the inadequacy of any remedy at law, and order that the breach or threatened breach of such provisions may be effectively restrained.

IN WITNESS WHEREOF, the parties have executed this Lease Agreement as a sealed instrument as of the date above first written.

LANDLORD:

CHP SURPRISE AZ REHAB OWNER, LLC, a Delaware limited liability company

By:	/s/ Tracy Bracco
Name: Tracy Bracco
Title: Vice President

TENANT:

COBALT REHABILITATION HOSPITAL IV,
LLC, a Texas limited liability company

By:	/s/ Erik de Vries
Name:	Erik de Vries
Title:	President

EXHIBIT A

THE LAND

Exhibit A - 1

Policy No.

EXHIBIT "A"

Lot 6A of RE-PLAT OF LOT 6 OF BELL & DYSART COMMERCE CENTER, as shown in book 1183 of Maps, page 23, records of Maricopa County, Arizona.

ALTA Owner’s Policy (6/17/06)

2

EXHIBIT B

GUARANTY OF LEASE AGREEMENT

THIS GUARANTY OF LEASE AGREEMENT, dated as of December 30, 2015 (the “Guaranty”), is executed by COBALT REHABILITATION HOSPITALS, LLC, a Texas limited liability company (the “Guarantor”), and extended to CHP SURPRISE AZ REHAB OWNER, LLC, a Delaware limited liability company (the “Landlord”), for the benefit of COBALT REHABILITATION HOSPITAL IV, LLC, a Texas limited liability company (the “Tenant”).

RECITALS:

WHEREAS, Landlord wishes to lease to Tenant, and Tenant wishes to lease from Landlord an inpatient rehab facility and related improvements in Surprise, Arizona (the “Facility”) pursuant to the terms of that certain Lease Agreement between Tenant and Landlord dated of even date herewith (the “Agreement”).

WHEREAS, without this Guaranty, Landlord would be unwilling to lease the Facility to Tenant.

WHEREAS, because of the direct benefit to Guarantor from the Landlord’s leasing of the Facility to Tenant, and as an inducement to Landlord to so lease the Facility to Tenant, Guarantor agrees to guarantee to Landlord the obligations of Tenant pursuant to the Agreement as set forth herein.

NOW, THEREFORE, in consideration of Landlord leasing the Facility to Tenant pursuant to the Agreement, and for other good and valuable consideration by Tenant to Guarantor, the receipt and sufficiency of which is hereby acknowledged by Guarantor, Guarantor hereby covenants and agrees as follows:

1.          Guaranty of Payment. Guarantor hereby unconditionally guarantees to Landlord the payment, when due, of all Lease Obligations. For the purposes hereof, the term “Lease Obligations” shall include any and all payment or indemnity obligations of Tenant to Landlord pursuant to the Agreement, including without limitation, all obligations of the Tenant pursuant to Article 3 and Article 14 of the Agreement, as such Lease Obligations may be modified, amended, increased, or extended from time to time without notice to, or the consent of, the Guarantor. The guaranty of Guarantor, as set forth in this section, is a guaranty of payment and not of collection.

2.          Subordination. All rights and claims of Guarantor now or hereafter existing including, without limitation, rights to distributions or dividends from the Tenant (collectively the “Guarantor Claims”) against Tenant or any of Tenant’s property which Tenant now owns or shall acquire in the future or hereafter existing shall be subordinate and subject in right of payment to the prior payment in full of the Lease Obligations to Landlord. No Guarantor’s Claims shall, in any event, be payable from Tenant to Guarantor while any Event of Default (as such term is defined in the Agreement) exists.

Exhibit B - 1

3.          Guarantor Covenants. Guarantor hereby covenants and agrees that, until all outstanding Lease Obligations are fully paid, and all obligations of Tenant pursuant to the Agreement are performed and discharged, Guarantor will:

a.           Not, without Landlord’s prior written consent, issue, sell, transfer, assign, or allow any equity owner of Guarantor to sell, transfer, or assign, any capital stock or similar ownership interests in Guarantor which would result in any person not presently an equity owner of the Guarantor directly or indirectly owning capital stock or similar ownership interests in Guarantor representing fifty percent (50%) or more of the combined voting power of Guarantor’s then-outstanding capital stock or any class of ownership interests in Guarantor; and

b.           Promptly notify Landlord of: (i) any breach or non-performance of, or any default under, any contractual obligation of Guarantor which would have a material adverse effect on Guarantor’s financial condition, and (ii) any action, suit, litigation or proceeding which may exist at any time which would have a material adverse effect on Guarantor’s financial condition; and (iii) the occurrence of any event or development that would have a material adverse effect on Guarantor’s financial condition; and

c.           Pay all taxes, assessments, governmental charges and other obligations applicable to or assessed against Guarantor when due the failure of which to pay would have a material adverse effect on Guarantor’s financial condition, except as may be contested in good faith or those as to which a bona fide dispute may exist.

4.          Guarantor Waivers. Guarantor hereby waives and agrees not to assert or take advantage of (a) any right or claim of right to cause a marshalling of any of Tenant’s assets or the assets of any other party now or hereafter held as security for the Lease Obligations; (b) the defense of the statute of limitations in any action hereunder or for the payment of the Lease Obligations and performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any Guarantor, any other guarantor of the Lease Obligations, or Tenant or any other person or entity, or the voluntary or involuntary dissolution of Tenant or Guarantor, or the failure of Landlord to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Tenant or any other person or entity; (d) any defense based on the failure of Landlord to give notice of the existence, creation, or incurring of any new or additional Lease Obligations, or of any action or non-action on the part of any other person whomsoever, or any modification, amendment, increase, or extension of the terms of the Agreement, or the Lease Obligations, in connection with any obligation hereby guaranteed; (e) any defense based upon an election of remedies by Landlord which destroys or otherwise impairs any subrogation rights of Guarantor or any other guarantor of the Lease Obligations or the right of Guarantor to proceed against Tenant or any other guarantor for reimbursement, or both; (f) any defense based upon failure of Landlord to commence an action against Tenant; (g) any defense based upon acceptance of this Guaranty by Landlord; (h) any defense based upon the invalidity or unenforceability of the Agreement or any of the Lease Obligations; (i) any defense based upon any limitation of liability contained in the Agreement; (j) any defense based upon the failure of Landlord to perfect any security or to extend or renew the perfection of any security; (k) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled; and (l) the applicability and benefits of A.R.S. Section 12-1641 and Section 12-1642 et seq. and Arizona Rules of Civil Procedure 17(f).

Exhibit B - 2

5.          Consent to Landlord’s Actions or Inactions. Guarantor consents that Landlord may, at any time and from time to time, before or after any default by Tenant pursuant to the Agreement, without affecting the liability of Guarantor hereunder and with or without further notice to or assent from Guarantor:

a.           Waive or delay the exercise of any of its rights or remedies against Tenant or any other person or entity, including without limitation, any guarantor guaranteeing payment of any portion of the Lease Obligations; notwithstanding any waiver or delay, Landlord shall not be precluded from further exercise of any of its rights, powers or privileges expressly provided for herein or otherwise available, it being understood that all such rights and remedies are cumulative;

b.           Waive or extend the time of Tenant’s or any other guarantor’s performance of any and all terms, provisions and conditions set forth in the Agreement;

c.           Release Tenant or any other person or entity, including without limitation any other guarantor guaranteeing the payment of any portion of the Lease Obligations, from their obligations to repay all or any portion of the Lease Obligations;

d.          Proceed against Guarantor without first proceeding against or joining Tenant or any other guarantor guaranteeing payment of any portion of the Lease Obligations;

e.           Modify, amend, increase, or extend any of the Lease Obligations or the terms of the Agreement; and

f.           Generally deal with Tenant or other person or party as Landlord may see fit.

Guarantor shall remain bound under this Guaranty notwithstanding any such exchange, release, surrender, subordination, waiver (whether or not such waiver is oral or written), delay, proceeding, renewal, extension, modification, act or failure to act, or other dealings or events described in Subsections 5.a through 5.f above, even if done without notice or consent from Guarantor.

6.          Waiver of Notice. Guarantor waives all notices whatsoever with respect to the Agreement, this Guaranty, and the Lease Obligations, including, but not limited to, notice of:

a.           Landlord’s acceptance of this Guaranty or its intention to act, or its action, in reliance hereon;

Exhibit B - 3

b.           Presentment and demand for payment of any Lease Obligations or any portion thereof;

c.           Protest and notice of dishonor or non-payment with respect to any Lease Obligations or any portion thereof;

d.           Any default by Tenant or any pledgor, grantor of security, or any other guarantor guaranteeing the payment of any portion of the Lease Obligations;

e.           Any modification, amendment, increase, or extension of any Lease Obligations or the terms of the Agreement;

f.            Any other notices to which Guarantor may otherwise be entitled; and

g.           Any demand for payment under this Guaranty.

7.          Primary Liability of Guarantor. Guarantor agrees that this Guaranty may be enforced by Landlord without the necessity at any time of resorting to or exhausting any other security or collateral, and Guarantor hereby waives any rights to require Landlord to proceed against Tenant or any other guarantor or to require Landlord to pursue any other remedy or enforce any other right. Guarantor further agrees that Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the Lease Obligations against the Tenant or any other guarantor, unless and until all of the Lease Obligations have been paid in full to Landlord or otherwise satisfied to Landlord’s satisfaction. Guarantor further agrees that nothing contained herein shall prevent Landlord from exercising any other rights available to it under the Agreement or any instrument of security if the Tenant fails to timely perform the obligations of Tenant thereunder, and the exercise of the aforesaid rights shall not constitute a discharge of any of Guarantor’s obligations hereunder; it being the purpose and intent of Guarantor that Guarantor’s obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither Guarantor’s obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of Tenant or any other guarantor or by reason of Tenant’s or any other guarantor’s bankruptcy, insolvency, death, or dissolution.

8.          Subrogation Rights. Guarantor irrevocably waives any present or future right to which Guarantor is or becomes entitled to be subrogated to Landlord’s rights against Tenant or to seek contribution, reimbursement, indemnification, or the like from Tenant on account of this Guaranty or to assert any other claim or right of action against Tenant on account of, arising under, or relating to this Guaranty.

9.          Cost of Enforcement. In the event that the Lease Obligations or this Guaranty are not paid when due, or should it be necessary for Landlord to enforce any other of its rights under the Agreement or this Guaranty, Guarantor will pay to Landlord, in addition to payment of all Lease Obligations, all costs of collection or enforcement, including reasonable attorneys’ fees, paralegals’ fees, legal assistants’ fees, costs and expenses, whether incurred with respect to collection, litigation, bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defense of actions instituted by a third party against Landlord arising out of or related to the Agreement, enforcement of any judgment based on this Guaranty, or otherwise, whether or not a suit to collect such amounts or to enforce such rights is brought or, if brought, is prosecuted to judgment.

Exhibit B - 4

10.         Term of Guaranty; Warranties. This Guaranty shall continue in full force and effect until all outstanding Lease Obligations are fully paid, and all obligations of Tenant pursuant to the Agreement and Guarantor pursuant to this Guaranty are performed and discharged. This Guaranty covers the Lease Obligations whether presently outstanding or arising subsequent to the date hereof. Guarantor warrants and represents to Landlord, (i) that this Guaranty is binding upon and enforceable against Guarantor, its heirs, personal representatives, executors, successors, and assigns in accordance with its terms, (ii) that the execution and delivery of this Guaranty does not violate any applicable laws or constitute a breach of any agreement to which Guarantor is a party, and (iii) that except as may have been specifically disclosed to Landlord in writing, there is no litigation, claim, action or proceeding pending, or, to the best knowledge of Guarantor, threatened against Guarantor which would adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder. Guarantor agrees to promptly inform Landlord of the adverse determination of any litigation, claim, action or proceeding or the institution of any litigation, claim, action or proceeding against Guarantor which does or could adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder.

11.         Additional Liability of Guarantor. If Guarantor is or becomes liable for any indebtedness owing by Tenant to Landlord by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and Guarantor’s liability hereunder shall not be in any manner impaired or reduced thereby.

12.         Cumulative Rights. All rights of Landlord hereunder or otherwise arising under the Agreement or any documents executed in connection with or as security for the Lease Obligations are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued without affecting, reducing or limiting any other right of Landlord and without affecting, reducing, or impairing the liability of Guarantor.

13.         Binding Effect, Joint and Several Liability. This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns. Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor’s estate as to all of the Lease Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not Lease Obligations are then due and payable. If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all of such Persons and each of them individually.

Exhibit B - 5

14.         Pronouns; Captions; Severability; Defined Terms. The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Use of the singular includes the plural, and vice versa. Captions are for reference only and in no way limit the terms of this Guaranty. Invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. Use of the term “include” or “including” is always without limitation. “Person” or “party” means any natural person or artificial entity having legal capacity.

15.         Landlord Assigns. This Guaranty is intended for and shall inure to the benefit of Landlord and its successors or assignees, and each and every reference herein to Landlord shall include and refer to each and every successor or assignee of Landlord at any time holding or owning any part of or interest in any part of the Lease Obligations. Guarantor expressly waives notice of transfer or assignment, and agrees that the failure of the Landlord to give notice will not affect the liabilities of Guarantor hereunder.

16.         Application of Payments. Landlord may apply any payments received by it from any source against that portion of the Lease Obligations it deems appropriate in such priority and fashion as it may deem appropriate.

17.         Notices. Except as otherwise provided in this Guaranty, all notices or other communications under this Guaranty shall be sent by hand, by overnight courier, or by registered or certified mail, postage prepaid, to the parties at the following addresses:

to Guarantor:

COBALT REHABILITATION HOSPITALS, LLC

14911 Quorum Drive, Suite 380

Dallas, TX 75254 Attention: Erik de Vries

Telephone No.: (972) 330-5871

Facsimile No.: (972) 330-5866

Email: edevries@cobaltmedicaldevelopment.com

with a copy, which does not constitute notice, to:

Marshall Law Group PLLC

612 Pebble Beach Drive

Ardmore, Oklahoma 73401

Attention: Rich Marshall

Telephone No.: (214) 390-9151

Facsimile No.: (877) 827-0911

Email: rmarshall@legalmlg.com

Exhibit B - 6

to Landlord:

CHP SURPRISE AZ REHAB OWNER, LLC

c/o CNL Healthcare Properties, Inc.

450 South Orange Avenue, Suite 1200

Orlando, Florida 32801

Attention: Chief Financial Officer and General Counsel

with a copy, which does not constitute notice, to:

Foley & Lardner LLP

111 North Orange Avenue

Suite 1800

Orlando, Florida 32801

Attn: Michael A. Okaty, Esq.

This section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason.

18.         Conflict of Law. This Guaranty shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Arizona.

19.         Submission to Jurisdiction. Guarantor irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought, at the option of the Landlord, in a court of competent jurisdiction in Surprise, Arizona or any United States District Court having jurisdiction in Surprise, Arizona; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any and all personal rights under the laws of any state to object to the laying of venue of any such suit, action or proceeding in Surprise, Arizona. Nothing contained herein, however, shall prevent the Landlord from bringing an action or exercising any rights against any security or against Guarantor personally, and against any property of Guarantor, within any other state or jurisdiction. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Arizona shall govern the rights and obligations of Guarantor and the Landlord hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Arizona. The aforesaid means of obtaining personal jurisdiction are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Arizona.

20.         Oral Modification Ineffective. Any amendment to or modification of this Guaranty, and any waiver of any provision hereof, shall be in writing and shall require the prior written approval of the Landlord as evidenced by the handwritten, non-electronic signature of the Landlord affixed by the Landlord to a paper document. This Guaranty shall be irrevocable by Guarantor until all outstanding Lease Obligations are fully paid, and all obligations of Tenant pursuant to the Agreement are performed and discharged, at which time Landlord will terminate this Guaranty. This Guaranty shall continue in full force and effect unless and until discharged or released by Landlord pursuant to a written instrument properly executed by the Landlord.

Exhibit B - 7

21.         Reservation of Rights. Nothing in this Guaranty shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Guaranty; or (ii) limit the right of the Landlord hereto (a) to exercise self-help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Landlord may exercise such self-help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Guaranty. Neither this exercise of self-help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

22.         Replacement Guarantor. Guarantor may at any time propose that a replacement guarantor (a "Replacement Guarantor") execute a guaranty of Lease Obligations on the same terms and conditions as this Guaranty and deliver such guaranty to Landlord, pursuant to which, in each case, such Replacement Guarantor agrees to be liable under such guaranty for the Lease Obligations from and after the date thereof, provided, that (i) such Replacement Guarantor shall possess a net worth equal to or greater than the Guarantor as of the date of this Guaranty, or as of the date of the replacement request (whichever is greater), (ii) such Replacement Guarantor shall possess a credit agency rating equal to or greater than the credit agency rating of the Guarantor as of the date of this Guaranty or as of the date of the replacement request (whichever is more favorable), (iii) Landlord shall have received: (A) evidence that the proposed transferee has never been the subject of a voluntary or involuntary (to the extent the same has not been discharged) bankruptcy proceeding, and has no material outstanding judgments or litigations continuing or threatened against such proposed transferee or its interest, and (B) a credit check reasonably acceptable to Landlord, (iv) such Replacement Guarantor shall either control Tenant or own a direct or indirect interest in Tenant, and (v) such Replacement Guarantor shall otherwise be reasonably acceptable to Landlord in all respects.

[Remainder of Page Intentionally Deleted]

Exhibit B - 8

COBALT REHABILITATION HOSPITALS, LLC

By:
Print Name:
Print Title:

Witnessed by:

Print Name:

Print Name:

Exhibit B - 9

EXHIBIT C

ESTOPPEL CERTIFICATE

THIS ESTOPPEL CERTIFICATE (“Certificate”) is given this ___ day of ___________, 20__ (the “Certification Date”), by the undersigned in favor of _____________________________, a ____________, with principal office and place of business at ___________________ (“Beneficiary”).

RECITALS:

A.           Pursuant to the terms and conditions of that certain Lease Agreement dated _________, 20__ (as may be amended, the “Lease”), CHP SURPRISE AZ REHAB OWNER, LLC, a Delaware limited liability company (“Landlord”), leased to COBALT REHABILITATION HOSPITAL IV, LLC, a Texas limited liability company (“Tenant”), certain real property in Surprise, Arizona (“Leased Property”), which Leased Property is more particularly described in the Lease.

B.           Pursuant to the terms and conditions of the Lease, the Beneficiary has requested that the undersigned execute and deliver this Certificate with respect to the Lease.

NOW, THEREFORE, in consideration of the above Leased Property, the undersigned hereby makes the following statements as of the Certification Date for the benefit of the Assignee:

1.          The copy of the Lease attached hereto and made a part hereof as Exhibit A is a true, correct and complete copy of the Lease, which Lease is in full force and effect as of the date hereof, and has not been modified or amended.

2.          The Lease sets forth the entire agreement between Landlord and Tenant relating to the leasing of the Leased Property, and there are no other agreements, written or oral, relating to the leasing of the Leased Property.

3.          To the actual knowledge of the undersigned, there exist no uncured or outstanding defaults or events of default under the Lease, or events which, with the passage of time, and the giving of notice, or both, would be a default or event of default under the Lease.

4.          No notice of termination has been given or received by the undersigned with respect to the Lease.

5.          All payments due Landlord under the Lease through and including the date hereof have been made, including the monthly installment of Minimum Rent (as defined in the Lease) for the period of __________________ to ________________ in the amount of $__________.

6.          As of the date hereof, the annual Minimum Rent under the Lease is $_____________.

Exhibit C - 1

7.          To the actual knowledge of the undersigned, there are no disputes between Landlord and Tenant with respect to any rental due under the Lease or with respect to any provision of the Lease.

8.          Tenant hereby agrees that from and after the date hereof copies of all notices which Tenant is required to deliver to Landlord under the Lease with respect to defaults, events of default or failure to perform by Landlord under the Lease, shall be delivered to Beneficiary at the following address:

9.          [If Estoppel Certificate of Tenant] The undersigned represents and warrants that (a) all improvements constructed on the Leased Property have been approved and accepted by the undersigned, (b) all utility sources and utility companies which service the Leased Property have been approved and accepted by undersigned and utility service is available to the Leased Property, (c) undersigned is in occupancy of the Leased Property pursuant to the Lease, and (d) undersigned has no offsets, counterclaims or defenses with respect to its obligations under the Lease.]

10.         The undersigned understands and acknowledges that Beneficiary is relying upon the representations set forth in this Certificate, [if applicable] and may rely thereon in connection with the [collateral] assignment of the Lease to Beneficiary.

Exhibit C - 2

IN TESTIMONY WHEREOF, witness the signature of the undersigned as of the day and year first set forth above.

____________________,
a __________________

By:
Name:
Title:

STATE OF ________________

COUNTY OF ______________

The foregoing instrument was acknowledged before me this ____ day of ___________, 20 ____, by _______________________, as ________________ of __________________________, a _________________ , on behalf of the _____________. He (She) ☐ is personally known to me or ☐ has produced __________________ as identification.

(NOTARY SEAL)
Notary Public Signature

(Name typed, printed or stamped)

Exhibit C - 3

EXHIBIT D

MEMORANDUM OF LEASE

After recording, return to:

(Space above for recorder's use)

MEMORANDUM OF LEASE

This MEMORANDUM OF LEASE (“Memorandum”), entered into as of this              day of [                                                     ], by and between CHP SURPRISE AZ REHAB OWNER, LLC, a Delaware limited liability company, whose address is 450 South Orange Avenue, Orlando, Florida 32801, as landlord (“Landlord”), and COBALT REHABILITATION HOSPITAL IV, LLC, a Texas limited liability company, whose address is 14911 Quorum Drive, Suite 380, Dallas, Texas 75254, as tenant (“Tenant”).

WITNESETH:

THAT, Landlord and Tenant have heretofore entered into a certain Lease Agreement dated [                                                    ] (the “Lease”) covering certain Leased Property consisting of, among other things, certain real property located in Surprise, Arizona, more particularly described on Exhibit A attached hereto upon which there is constructed and located certain improvements (together the “Leased Property”), and

WHEREAS, it is the desire of both Landlord and Tenant to memorialize the Lease and set forth certain pertinent data with respect thereto,

NOW THEREFORE, with respect to the Lease, Landlord and Tenant hereby acknowledge and agree as follows:

1)        Demise. The Leased Property has been and is hereby demised, let and leased by Landlord to Tenant, and taken and accepted by Tenant from Landlord, all pursuant to and in accordance with the Lease.

2)        Term. The Term of the Lease is from [                                                    ] until [                                                    ]. Tenant has the right, privilege and option to renew and extend the initial term of the Lease for two (2) additional periods of five (5) years each, subject to the provisions and conditions of the Lease.

Exhibit D - 1

3)        Possession. Landlord has delivered possession of the Leased Property to Tenant and, subject to the express provisions of the Lease, Tenant has accepted delivery and taken possession of the Leased Property from Landlord in the “as is” condition of the Leased Property as of the Effective Date.

4)        Liens on Landlord’s Interest Prohibited. By the terms of the Lease, Landlord’s interest in the Leased Property may not be subjected to liens of any nature by reason of Tenant’s construction, alteration, repair, restoration, replacement or reconstruction of any improvements on or in the Leased Property, including those arising in connection with or as an incident to the renovation of the improvements located on the Leased Property, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, construction, mechanics’ and materialmen’s liens. Accordingly, all persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord’s credit or assets (including Landlord’s interest in the Leased Property) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, repair, restoration, renovation, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord’s interest in the Leased Property to any construction, mechanic’s or materialmen’s lien or claim of lien.

5)        Subordination and Attornment. The Lease specifically provides that, so long as any “Facility Mortgage” (as defined in the Lease) satisfies the requirements of Section 19.1 of the Lease, the Lease and Tenant’s leasehold interest in and to the Leased Property are junior, inferior, subordinate and subject in all respects to any mortgage or mortgages now or hereafter in force and effect upon or encumbering the Leased Property or any portion thereof, and that Tenant shall, and has agreed to, attorn to any successor of the interest of Landlord under the Lease, including the purchaser at any foreclosure sale occasioned by the foreclosure of any such mortgage or mortgages, for the balance of the Term of the Lease remaining at the time of the succession of such interest to such successor.

6)        Inconsistent Provisions. The provisions of this Memorandum constitute only a general description of the content of the Lease with respect to matters set forth herein. Accordingly, third parties are advised that the provisions of the Lease itself shall be controlling with respect to all matters set forth herein. In the event of any discrepancy between the provisions of the Lease and this Memorandum, the provisions of the Lease shall take precedence and prevail over the provisions of this Memorandum.

7)        Termination of Lease. All rights of Tenant shall terminate upon the expiration or earlier termination of the Lease, which may be evidenced by a written notice of such expiration or termination recorded or filed by Landlord among the appropriate land records of the County in which the Leased Property is located.

Exhibit D - 2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum of Lease to be duly executed on or as of the day and year first above written.

LANDLORD:

CHP SURPRISE AZ REHAB OWNER, LLC,
a Delaware limited liability company

By:	-not for execution -
Name:
Title:

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this                  day of [                                                    ], by [                                                    ], as [                                                    ] of CHP SURPRISE AZ REHAB OWNER, LLC, a Delaware limited liability company, on behalf of the company. She ☐ is personally known to me or ☐ has produced                                                      as identification.

(NOTARY SEAL)
Notary Public Signature

(Name typed, printed or stamped)

Exhibit D - 3

TENANT:

COBALT REHABILITATION HOSPITAL IV,
LLC, a Texas limited liability company

By:	-not for execution -
Name:
Title:

STATE OF ___________

COUNTY OF __________

The foregoing instrument was acknowledged before me this                 day of [                                              ], by [                                                    ], as [                                                    ] of COBALT REHABILITATION HOSPITAL IV, LLC, a Texas limited liability company, on behalf of the company. He ☐ is personally known to me or ☐ has produced as identification.

(NOTARY SEAL)
Notary Public Signature

(Name typed, printed or stamped)

Exhibit D - 4

Exhibit A

Legal Description

Exhibit A - 1

EXHIBIT E

OPERATING CONTRACTS

NONE.

Exhibit E - 1

EXHIBIT F

PERMITTED ENCUMBRANCES

Exhibit F - 1

SCHEDULE B	Policy No.

SCHEDULE B

EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1.	Property taxes for the year 2016, a lien not yet assessed.

2.	Any rights, liens, claims or equities, if any, in favor of McMicken Irrigation District and Maricopa County Municipal Water Conservation District.

3.	Reservations contained in the Patent

From:	The United States of America
Recording Date:	October 1, 1910
Recording No:	Book 89 of Deeds, page 369

As follows:

Subject to any vested and accrued water rights for mining, agricultural, manufacturing or other purposes and rights to ditches and reservoirs used in connection with such water rights, as may be recognized and acknowledged by the local customs, laws and decisions of the courts; and the reservation from the lands hereby granted of a right of way thereon for ditches or canals constructed by the authority of the United States.

4.	Water rights, claims or title to water, whether or not disclosed by the public records.

5.	Matters contained in that certain document

Entitled:	Pre-Annexation Development Agreement
Executed by:	City of Surprise and Grand Avenue and Bell Road Property Limited Partnership, an Arizona limited partnership
Recording Date:	May 24, 1996
Recording No:	96-0363662

6.	Covenants, conditions, restrictions and easements but omitting any covenants or restrictions, if any, including but not limited to those based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, source of income, gender, gender identity, gender expression, medical condition or genetic information, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document

Recorded:	May 2, 1997 in Recording No. 97-0295650 and re-recorded May 27, 1997 in Recording No. 97-0350647

7.	Easements, covenants, conditions and restrictions as set forth on the recorded plat of BELL & DYSART COMMERCE CENTER, recorded November 14, 2006 in Book 881 of Maps, page 8.

ALTA Owner's Policy (6/17/06)

3

SCHEDULE B	Policy No.

8.	Matters contained in that certain document

Entitled:	Dysart and Bell Development Agreement
Dated:	December 5, 2006
Executed by:	City of Surprise; Grand Avenue & Bell Road Property Limited Partnership, an Arizona limited partnership and DT Moore Family Limited Partnership, an Arizona limited partnership
Recording Date:	December 5, 2006
Recording No:	2006-1591063

9.	Easements, covenants, conditions and/or restrictions as set forth on the recorded plat of RE-PLAT OF LOT 2 & LOT 6 OF BELL & DYSART COMMERCE CENTER, recorded October 2, 2007 in Book 950 of Maps, page 32.

10.	Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to:	Arizona Public Service Company
Purpose:	electrical lines and appurtenant facilities
Recording Date:	July 24, 2008
Recording No:	20080645247
Affects:	said land more particularly described therein

11.	A Resolution No. 2010-69 in favor of City of Surprise, Arizona

For:	Commerce Park East # 109 Lighting Improvement District
Recording Date:	July 29, 2010
Recording No:	20100646356
Re-Recording Date:	August 31, 2010
Re-Recording No:	20100749985

12.	Matters contained in that certain document

Entitled:	Development Agreement
Dated:	November 12, 2013
Executed by:	City of Surprise, Arizona, an Arizona municipal corporation; and Cobalt Medical Partners, LLC, a Texas limited partnership
Recording Date:	December 11, 2013
Recording No:	20131051037

13.	Easements, covenants, conditions and restrictions as set forth on the recorded plat of RE-PLAT OF LOT 6 OF BELL & DYSART COMMERCE CENTER, recorded April 16, 2014 in Book 1183 of Maps, page 23.

14.	Covenants, conditions, restrictions and easements but omitting any covenants or restrictions, if any, including but not limited to those based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, source of income, gender, gender identity, gender expression, medical condition or genetic information, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document

Recording No:	2014-261182

ALTA Owner's Policy (6/17/06)

4

SCHEDULE B	Policy No.

15.	Matters contained in that certain document

Entitled:	Memorandum of Development Agreement
Recording Date:	April 23, 2014
Recording No:	2014-261183

Thereafter Amended November 7, 2014 in Recording No. 2014-741741.

16.	An unrecorded lease with certain terms, covenants, conditions and provisions set forth therein as disclosed by the document

Entitled:	Subordination, Non-Disturbance and Attornment Agreement
Lessor:	SURPRISE REHAB, LP, a Texas limited partnership
Lessee:	Cobalt Rehabilitation Hospital IV, LLC, a Texas limited liability company
Recording Date:	November 7, 2014
Recording No:	2014-741744

17.	Easement(s) for the purpose(s) shown below and rights incidental thereto as set forth in a document:

Purpose:	utility
Recording Date:	March 23, 2015
Recording No:	2015-191080

18.	Parties in possession under unrecorded leases.

19.	Intentionally Omitted

ALTA Owner's Policy (6/17/06)

5

EXHIBIT G

INITIAL LANDLORD P&E

NONE.

Exhibit G - 1

EXHIBIT H

TENANT’S PERSONAL PROPERTY

See attached.

Exhibit H - 1

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Installed By Arch Code Room Qty Item Qty Opt Qty Unit Cost Item Subtotal Opt Subtotal Total Config Room Ext Total Item Notes Administration Administrative Assistant AD1024 4958-001 ALL0028 No Allowance, Furniture To Be Determined KI Draft (New) Project Owner Vendor 5-Furniture 1 0 6341.22 0 0 0 Administration Administrative Assistant AD1024 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration Administrative Waiting AD1023 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration Administrative Waiting AD1023 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration Admitting AD1013 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration Admitting AD1013 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration Bill/INS/ACCT AD1016 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration Bill/INS/ACCT AD1016 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration CEO Office AD1017 4958-001 ALL0028 No Allowance, Furniture To Be Determined KI TBD Draft (New) Project Owner Vendor 5-Furniture 1 9 3783.17 3783.17 0 0 0 Administration CEO Office AD1017 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration Conference Room AD1014 4958-001 ALL0028 No Allowance, Furniture To Be Determined KI TBD Draft (New) Project Owner Vendor 5-Furniture 1 12 6341.22 6341.22 0 0 0 SmartMount ST670 Univ. Tilt (Security, 46''- Administration Conference Room AD1014 6418-034 BRK0173 61 No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. ST670 Commercial Sales & Service ST670 90'') Validated Construction Owner Vendor 1-Fixed 1 2 0 0 0 0 0 Administration Conference Room AD1014 6897-055 TVS0508 No Television, 50-65 in, Flat Panel LG Commercial Products 55LN541C LG Commercial Products 55LN541C 55LN541C 55'' LED Backlit LCD HDTV Validated Construction Owner Owner 2-Movable, Elect 1 1 0 0 0 0 0 Administration Conference Room AD1014 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration Copy Room AD1025 5185-172 COP0332 249 No Copier, Floor, Multifunction Ricoh Corporation 414838 Ricoh Corporation 414838 Aficio MP C5000SPF Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Tough Guy Rectangular 4PGU8 (23 gal. Administration Copy Room AD1025 5407-033 WST0382 No Waste Can, 20-31 Gallon (SLIM JIM W/LID) Grainger 4PGU8 & 4PGU1 Grainger 4PGU8 & 4PGU1 Gray) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 54.25 108.5 0 116.96 116.96 Administration Dictation AD1033 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration Dictation AD1033 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration Dictation_001 AD1029 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration Dictation_001 AD1029 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration HR AD1021 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration HR AD1021 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration HR Assistant AD1022 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration HR Assistant AD1022 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration Med Records AD1030 5185-172 COP0332 249 No Copier, Floor, Multifunction Ricoh Corporation 414838 Ricoh Corporation 414838 Aficio MP C5000SPF Draft (New) Lease Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 Shelving, Allowance, Medical Records, Administration Med Records AD1030 C-279777 C-279777 No Furniture White FW(15) Southwest Solutions Group Per Drawing 60896-1; Quote 75509 Southwest Solutions Group Per Drawing 60896-1; Quote 75509 60896-1 Option One: Shelving Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 2,796.84 2,796.84 0 3,034.57 3,034.57 Tough Guy Rectangular 4PGU8 (23 gal. Administration Med Records AD1030 5407-033 WST0382 No Waste Can, 20-31 Gallon (SLIM JIM W/LID) Grainger 4PGU8 & 4PGU1 Grainger 4PGU8 & 4PGU1 Gray) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 54.25 108.5 0 116.96 116.96 Administration Med Records Office AD1031 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration Med Records Office AD1031 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration Medical Director AD1015 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration Medical Director AD1015 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration Quality Manager AD1018 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration Quality Manager AD1018 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration Staff Lounge AD1032 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 SmartMount SP740P Pivot (Standard 22'' Administration Staff Lounge AD1032 6418-033 BRK0175 061A No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP740P Peerless Industries, Inc. SP740P to 40'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Administration Staff Lounge AD1032 5734-013 COF0091 168 No Coffee Maker, Single cup Flavia C400 Flavia C400 Creation 400 Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Administration Staff Lounge AD1032 4103-131 OVN0294 173 No Oven, Domestic, Microwave, Countertop GE Appliances JES1145SHSS DIRECT SUPPLY HEALTHCARE JES1145SHSS JES1145SHSS (1.1 cu.ft. Stainless) Received Project Owner Contractor 1-Fixed 1 1 110.59 110.59 0 119.22 119.22 Energy Star GIE18GSHSS (17.5 cu Administration Staff Lounge AD1032 C-282505 C-282505 130 No Refrigerator, Domestic with Freezer GE Appliances GIE18GSHSS DIRECT SUPPLY HEALTHCARE GIE18GSHSS ft/Stainless Steel) Received Project Owner Contractor 1-Fixed 1 1 755.81 755.81 0 814.76 814.76 Administration Staff Lounge AD1032 6348-096 TVS0467 No Television, 36-43 in., Flat Panel LG Commercial Products 42LN541C LG Commercial Products 42LN541C 42LN541C (42'' Commercial LED) Validated Construction Owner Owner 2-Movable, Elect 1 1 0 0 0 0 0 25 gal. Round Brown Side Opening Trash Administration Staff Lounge AD1032 C-284496 C-284496 No Waste Can, Swing Top Rubbermaid Commercial Products 3U949 Grainger 3U949 Can Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 127.93 127.93 0 137.91 137.91 Administration Staff Toilet AD1035 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration Staff Toilet_001 AD1034 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 4 drawer lateral filing cabinet and book Administration Storage AD1020 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 shelf by furniture vendor. Administration Trav Office AD1019 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration Trav Office AD1019 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration 2nd Floor Behav. Health AD2011 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration 2nd Floor Behav. Health AD2011 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration 2nd Floor Case Managers AD2009 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration 2nd Floor Case Managers AD2009 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration 2nd Floor Consult AD2014 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration 2nd Floor Consult AD2014 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration 2nd Floor Corridor_002 AD2017 5185-172 COP0332 249 No Copier, Floor, Multifunction Ricoh Corporation 414838 Ricoh Corporation 414838 Aficio MP C5000SPF Draft (New) Lease Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 Tough Guy Rectangular 4PGU8 (23 gal. Administration 2nd Floor Corridor_002 AD2017 5407-033 WST0382 No Waste Can, 20-31 Gallon (SLIM JIM W/LID) Grainger 4PGU8 & 4PGU1 Grainger 4PGU8 & 4PGU1 Gray) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 54.25 108.5 0 116.96 116.96 Administration 2nd Floor Director of Nursing AD2012 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration 2nd Floor Director of Nursing AD2012 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration 2nd Floor Nurse Manager/Nurse Coordinator AD2013 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration 2nd Floor Nurse Manager/Nurse Coordinator AD2013 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration 2nd Floor Office AD2010 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Administration 2nd Floor Office AD2010 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Administration 2nd Floor Staff Lounge AD2008 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 SmartMount SP740P Pivot (Standard 22'' Administration 2nd Floor Staff Lounge AD2008 6418-033 BRK0175 061A No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP740P Peerless Industries, Inc. SP740P to 40'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Administration 2nd Floor Staff Lounge AD2008 5734-013 COF0091 168 No Coffee Maker, Single cup Flavia C400 Flavia C400 Creation 400 Draft (New) Lease Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 Administration 2nd Floor Staff Lounge AD2008 4103-131 OVN0294 173 No Oven, Domestic, Microwave, Countertop GE Appliances JES1145SHSS DIRECT SUPPLY HEALTHCARE JES1145SHSS JES1145SHSS (1.1 cu.ft. Stainless) Received Project Owner Contractor 1-Fixed 1 1 110.59 110.59 0 119.22 119.22 Energy Star GIE18GSHSS (17.5 cu Administration 2nd Floor Staff Lounge AD2008 C-282505 C-282505 130 No Refrigerator, Domestic with Freezer GE Appliances GIE18GSHSS DIRECT SUPPLY HEALTHCARE GIE18GSHSS ft/Stainless Steel) Received Project Owner Contractor 1-Fixed 1 1 755.81 755.81 0 814.76 814.76 Administration 2nd Floor Staff Lounge AD2008 6348-096 TVS0467 No Television, 36-43 in., Flat Panel LG Commercial Products 42LN541C LG Commercial Products 42LN541C 42LN541C (42'' Commercial LED) Validated Construction Owner Owner 2-Movable, Elect 1 1 0 0 0 0 0 25 gal. Round Brown Side Opening Trash Administration 2nd Floor Staff Lounge AD2008 C-284496 C-284496 No Waste Can, Swing Top Rubbermaid Commercial Products 3U949 Grainger 3U949 Can Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 127.93 127.93 0 137.91 137.91 Dietary Clean Dish DT1071 C-177618 C-177618 No Allowance, Equipment, Food Service To Be Determined To Be Determined Custom Validated Construction Owner Vendor 0-Unassigned 1 1 0 0 0 0 0 Dietary Dietary Office DT1076 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Dietary Dietary Office DT1076 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Dietary Dietary Toilet DT1064 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Dietary Dietary Trash DT1063 C-177618 C-177618 No Allowance, Equipment, Food Service To Be Determined To Be Determined Custom Validated Construction Owner Vendor 0-Unassigned 1 1 0 0 0 0 0 Dietary Dining Room DT1078 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 SmartMount ST670 Univ. Tilt (Security, 46''- Dietary Dining Room DT1078 6418-034 BRK0173 61 No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. ST670 Commercial Sales & Service ST670 90'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Dietary Dining Room DT1078 C-231267 C-231267 60 No Television, 50-65 in, Flat Panel LG Commercial Products 55LD520C LG Commercial Products 55LD520C 55LN549E (55" HDTV) Validated Construction Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 Dietary Dry Storage DT1068 C-177618 C-177618 No Allowance, Equipment, Food Service To Be Determined To Be Determined Custom Validated Construction Owner Vendor 0-Unassigned 1 1 0 0 0 0 0 Dietary Employee Dining DT1066 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Dietary Freezer DT1070 C-177618 C-177618 No Allowance, Equipment, Food Service To Be Determined To Be Determined Custom Validated Construction Owner Vendor 0-Unassigned 1 1 0 0 0 0 0 Dietary Janitor Dietary DT1074 6970-003 SGN0028 No Signage, Wet Floor Rubbermaid Commercial Products FG611200YEL/3U953 Grainger FG611200YEL/3U953 6112 Caution (2-Sided) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 15.04 30.08 0 32.43 32.43 Dietary Kitchen DT1075 C-177618 C-177618 No Allowance, Equipment, Food Service To Be Determined To Be Determined Custom Validated Construction Owner Vendor 0-Unassigned 1 1 0 0 0 0 0 Dietary Kitchen_001 DT1067 C-177618 C-177618 No Allowance, Equipment, Food Service To Be Determined To Be Determined Custom Validated Construction Owner Vendor 0-Unassigned 1 1 0 0 0 0 0 Dietary Refrigerator DT1069 C-177618 C-177618 No Allowance, Equipment, Food Service To Be Determined To Be Determined Custom Validated Construction Owner Vendor 0-Unassigned 1 1 0 0 0 0 0 Dietary Servery DT1077 C-177618 C-177618 No Allowance, Equipment, Food Service To Be Determined To Be Determined Custom Validated Construction Owner Vendor 0-Unassigned 1 1 0 0 0 0 0 Dietary Servery DT1077 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Dietary Soiled Tray DT1072 C-177618 C-177618 No Allowance, Equipment, Food Service To Be Determined To Be Determined Custom Validated Construction Owner Vendor 0-Unassigned 1 1 0 0 0 0 0 Dietary Tray Return DT1079 C-177618 C-177618 No Allowance, Equipment, Food Service To Be Determined To Be Determined Custom Validated Construction Owner Vendor 0-Unassigned 1 1 0 0 0 0 0 Emergency Emergency Treatment EU1041 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box Medline GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Emergency Emergency Treatment EU1041 3723-038 DIS0295 232.2 No Separate lines created for P.O. Medline 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Light, Exam/Procedure, Single, Mobile, Emergency Emergency Treatment EU1041 3971-013 LIG0145 No Articulating Arm STERIS Corporation AS3135 STERIS Corporation AS3135 Amsco Examiner 10 [AS31-350] Received Project Owner Owner 2-Movable, Elect 1 1 1,201.19 1,201.19 0 1,303.29 1,303.29 Emergency Emergency Treatment EU1041 C-282060 C-282060 199 No Oto/Ophthalmoscope Set, Wall Mount Welch Allyn, Inc. CESS-722057-00002 Claflin Medical Equipment CESS-722057-00002 77710/11720/23810 Received Project Owner Contractor 1-Fixed 1 1 600.86 600.86 0 647.73 647.73 Sphygmomanometer, Aneroid, Wall Emergency Emergency Treatment EU1041 4346-001 SPH0004 199A No Mount Welch Allyn, Inc. CESS-2080-00 (7670-01) Claflin Medical Equipment 7670-01 767 Wall w/ Adult Cuff Received Project Owner Contractor 1-Fixed 1 1 96.77 96.77 0 104.32 104.32 Emergency Emergency Treatment EU1041 5082-001 STR0182 Yes Stretcher, Procedure, EYE/ ENT, Chair Stryker Medical 5051-000-000 Stryker Medical 5051-000-000 Eye Stretcher Chair 5051 Purchased Project Owner Owner 2-Movable, Elect 1 1 1 5,649.03 5,649.03 362 6,507.09 6,507.09 Emergency Emergency Treatment EU1041 BV447ZF OPT0000 Option Stretcher, Transport - IV Pole Stryker Medical 5050075000 Stryker Medical 5050075000 Tethered IV Pole Purchased Project Owner Owner 2-Movable, Elect 1 0 1 186.93 0 186.93 202.82 0 CESS-3761-00/CESS-700170-00002 CESS-3761-00/CESS-700170-00002 Emergency Emergency Treatment EU1041 6764-004 THM0057 No Thermometer, Temporal Artery Exergen Corp (124275/134306) Claflin Medical Equipment (124275/134306) TAT 5000 w/ Wall Mount 134306 Received Project Owner Owner 3-Movable, Non-Elect 1 1 343.62 343.62 0 372.83 372.83 Emergency Emergency Treatment EU1041 4687-021 WST0019 No Waste Can, Bio-Hazardous Rubbermaid Commercial Products FG614500RED/3U651 Grainger FG614500RED 6145 Red (18 gal) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 94.91 94.91 0 102.31 102.31 Emergency Emergency Treatment EU1041 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Emergency ER Storage EU1042 5859-084 PRC0643 257.1 No Cart, Procedure, Resuscitation InterMetro Industries Corporation LECCRP3 InterMetro Industries Corporation LECCRP3 Lifeline LECCRP3 Purchased Project Owner Vendor 1-Fixed 1 1 1,764.10 1,764.10 0 1,914.05 1,914.05 Defibrillator, Monitor, Automatic, Emergency ER Storage EU1042 C-201387 C-201387 Yes Advisory Zoll Medical Corporation 3 0220 0000 0113 0013 Claflin Medical Equipment 3 0220 0000 0113 0013 R Series BLS w/Pacing Received Project Owner Vendor 2-Movable, Elect 1 1 2 8,188.05 8,188.05 493.34 9,419.31 9,419.31 With ALL Batteries and accessories Defibrillator, Rechargeable Lithium Ion Emergency ER Storage EU1042 BW827RQ OPT0000 Option Battery Pack Zoll Medical Corporation 8019-0535-01 Claflin Medical Equipment 8019-0535-01 Rechargeable Lithium Ion Battery Pack Received Project Owner Owner 2-Movable, Elect 1 0 1 406.13 0 406.13 440.65 0 Defibrillator, OneStep Complete OneStep Complete Resuscitation Emergency ER Storage EU1042 BW839RQ OPT0000 Option Resuscitation Electrode (1 pair) Zoll Medical Corporation 8900-0224-01 Claflin Medical Equipment 8900-0224-01 Electrode (1 pair) Received Project Owner Owner 2-Movable, Elect 1 0 1 87.21 0 87.21 94.62 0 Emergency ER Storage EU1042 AJH845Y LAR0000 No Laryngoscope Set, Fiberoptic Welch Allyn, Inc. Removed from PO per Peter Claflin Medical Equipment Released Project Owner Owner 3-Movable, Non-Elect 1 1 457.89 457.89 0 493.61 493.61 Emergency ER Storage EU1042 AJH846Y LAR0000 No Laryngoscope Set, Fiberoptic Welch Allyn, Inc. Removed from PO per Peter Claflin Medical Equipment Released Project Owner Owner 3-Movable, Non-Elect 1 1 536.61 536.61 0 578.47 578.47 Pump, Suction/Aspirator, General, Emergency ER Storage EU1042 3374-020 ASP0020 No Portable Precision Medical Incorporated PM65HG Claflin Medical Equipment PM65HG PM65 EasyGoVac Received Project Owner Owner 2-Movable, Elect 1 1 336.3 336.3 0 364.89 364.89 5002 Stand-On Scale w/Ht Gauge & Power Emergency ER Storage EU1042 4266-059 SCL0252 No Scale, Clinical, Adult, Digital, Floor Scale-Tronix, Inc. 5002/845010/ 845233 Claflin Medical Equipment 5002/845010/ 845233 Adapter Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 2,969.03 2,969.03 0 3,221.40 3,221.40 With height rod. Wheelchair, Adult, Extra Large; 500 lb. Emergency ER Storage EU1042 C-281560 C-281560 No Wheelchair, Adult, Extra Large Drive Medical CESS-701174-00004 Claflin Medical Equipment CESS-701174-00004 Weight Capacity Received Project Owner Owner 3-Movable, Non-Elect 1 1 322.33 322.33 0 349.73 349.73 Emergency ER Storage EU1042 C-281561 C-281561 No Wheelchair, Adult, Standard Drive Medical CESS-701204-00009 Claflin Medical Equipment CESS-701204-00009 Wheelchair, Adult, Standard Received Project Owner Owner 3-Movable, Non-Elect 1 1 123.24 123.24 0 133.72 133.72 Emergency ER Toilet EU1040 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Emergency Office EU1036 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 1 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room Qty Item Qty Opt Qty Unit Item Opt Total Config Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Cost Subtotal Subtotal Total Emergency Office EU1036 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Emergency Office EU1037 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Emergency Office EU1037 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Emergency R&F Control EU1038 4610-017 VBX0089 107R2 No Viewbox, 2 Panel, Surface Maxant Technologies Inc. TS-302 Claflin Medical Equipment TS-302 Techline 300 Series TS302 Received Project Owner Contractor 1-Fixed 1 1 425.45 425.45 0 461.61 461.61 Emergency R&F Control EU1038 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Emergency R&F Room EU1039 3372-099 APR0121 No Apron, Lead Bar-Ray Products, Inc. 45350 Claflin Medical Equipment 45350 45350 StarLite Vari-Weight Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 277.35 554.7 0 601.85 601.85 Emergency R&F Room EU1039 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medicl Equipment Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Emergency R&F Room EU1039 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Chrome (0-15 lpm, Ohmeda, Power Take Emergency R&F Room EU1039 3803-072 FLW0195 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005PTO Claflin Medical Equipment 1MFA1005PTO Off) Received Project Owner Owner 3-Movable, Non-Elect 1 1 43.55 43.55 0 47.25 47.25 Emergency R&F Room EU1039 3836-030 HAM0028 No Hamper, Linen Pedigo Products P-121 Pedigo Products P-121 P-121 Received Project Owner Owner 3-Movable, Non-Elect 1 1 133.65 133.65 0 145.01 145.01 Emergency R&F Room EU1039 5107-002 RCK0152 109 No Rack, Apron & Glove, Wall Mount Bar-Ray Products, Inc. 60065 Claflin Medical Equipment 60065 60065 Tubular Rack Received Project Owner Contractor 1-Fixed 1 1 141.36 141.36 0 153.38 153.38 Regulator, Suction, Continuous, 3 Mode Regulator, Suction, Continuous, 3 Mode Emergency R&F Room EU1039 C-281407 C-281407 No w/Ohmeda Fitting, DISS Male and Trap Precision Medical Incorporated PM3115T Claflin Medical Equipment PM3115T w/Ohmeda Fitting, DISS Male and Trap Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.37 236.37 0 256.46 256.46 Emergency R&F Room EU1039 4361-009 IVS0049 No Stand, IV, Chrome Pedigo Products P-576-2 Pedigo Products P-576-2 P-576-2 Two Hook Received Project Owner Owner 3-Movable, Non-Elect 1 1 185.15 185.15 0 200.89 200.89 Emergency R&F Room EU1039 4417-003 STL0113 No Stool, Step, w/Handrail Pedigo Products P-10-A Pedigo Products P-10-A P-10-A Chrome Received Project Owner Owner 3-Movable, Non-Elect 1 1 115.35 115.35 0 125.15 125.15 Emergency R&F Room EU1039 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Emergency R&F Room EU1039 5247-018 XRY0173 71 Yes X-Ray Unit, Rad/Fluoro, Digital GE Healthcare - Imaging Systems S0915KH GE Healthcare - Imaging Systems S0915KH Precision 500D w/Magic PC Purchased Project Owner Vendor 1-Fixed 1 1 11 324,817.95 324,817.95 75,181.54 399,999.49 399,999.49 Emergency R&F Room EU1039 BH846UR OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S39262JL GE Healthcare - Imaging Systems S39262JL Repeat/Reject Analysis Option Purchased Project Owner Vendor 1-Fixed 1 0 1 5,066.97 0 5,066.97 5,066.97 0 Table Top FlashPad Lateral Detector Emergency R&F Room EU1039 BH847UR OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S39262JP GE Healthcare - Imaging Systems S39262JP Holder Purchased Project Owner Vendor 1-Fixed 1 0 1 891.79 0 891.79 891.79 0 Single LCD Monitor Support for EXAM Emergency R&F Room EU1039 BH849UR OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S0910ZK GE Healthcare - Imaging Systems S0910ZK Room WITH Suspension Purchased Project Owner Vendor 1-Fixed 1 0 1 5,472.33 0 5,472.33 5,472.33 0 Emergency R&F Room EU1039 BH853UR OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S0910WB GE Healthcare - Imaging Systems S0910WB 80kW High-Frequency Generator Purchased Project Owner Vendor 1-Fixed 1 0 1 8,065.40 0 8,065.40 8,065.40 0 Overhead Tube Suspension with Inboard Bridge, Auto Collimation and Column Emergency R&F Room EU1039 BH855UR OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S0910TE GE Healthcare - Imaging Systems S0910TE Extension Select Purchased Project Owner Vendor 1-Fixed 1 0 1 25,424.44 0 25,424.44 25,424.44 0 Emergency R&F Room EU1039 BH862UR OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S3812NG GE Healthcare - Imaging Systems S3812NG P500D NON-TILTING VERT WS Purchased Project Owner Vendor 1-Fixed 1 0 1 5,094.53 0 5,094.53 5,094.53 0 PATIENT SUPPORT (SG80 KIT INCLUDING LATERAL BAR, HAND GRIPS, AND SPACER Emergency R&F Room EU1039 BH869UR OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S3928SE GE Healthcare - Imaging Systems S3928SE KIT) Purchased Project Owner Vendor 1-Fixed 1 0 1 1,418.75 0 1,418.75 1,418.75 0 Emergency R&F Room EU1039 BH872UR OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S0910TP GE Healthcare - Imaging Systems S0910TP TIMS 2000 SP Purchased Project Owner Vendor 1-Fixed 1 0 1 12,158.70 0 12,158.70 12,158.70 0 25 KAIC X-Ray Main Disconnect Panel 80 Emergency R&F Room EU1039 BH921UR OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems E4502ST GE Healthcare - Imaging Systems E4502ST Amp, 480V / 208V Purchased Project Owner Vendor 1-Fixed 1 0 1 2,153.60 0 2,153.60 2,153.60 0 Emergency R&F Room EU1039 BH933UR OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems W0400RA GE Healthcare - Imaging Systems W0400RA 4 Day X-Ray TiP Onsite System Training Purchased Project Owner Vendor 1-Fixed 1 0 1 8,500.00 0 8,500.00 8,500.00 0 Emergency R&F Room EU1039 BH949UR OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S2100JL GE Healthcare - Imaging Systems S2100JL Inboard Rail Select Purchased Project Owner Vendor 1-Fixed 1 0 1 935.03 0 935.03 935.03 0 Engineering Services DPO Office CP1050 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Engineering Services DPO Office CP1050 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Engineering Services Maintenance Shop CP1051 C-223346 C-223346 No Allowance, Tools Grainger Grainger All Tools Released Project Owner Owner 3-Movable, Non-Elect 1 1 14,000.00 14,000.00 0 15,092.00 15,092.00 Engineering Services Medical Equipment Storage CP1047 4298-006 SHL0070 No Shelving, Wire, Chrome, 48 InterMetro Industries Corporation (4x)2448NC/(4x)63P InterMetro Industries Corporation (4x)2448NC/(4x)63P Super Erecta 48x24x63 (4-Tier) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 216.64 433.28 0 470.11 470.11 Laboratory Lab LA2023 5361-029 ANA0639 Yes Analyzer, Lab, Blood Gas, Point-of-Care Abbott Point of Care Inc 04J60-20 Mckesson Medical-Surgical 04J60-20 I-STAT 1 w/Distribution Kit (Waived) Purchased Project Owner Owner 2-Movable, Elect 1 1 1 10,500.00 10,500.00 210 11,545.38 11,545.38 Analyzer, Lab, Blood Gas, Point of Care, I-Stat Chem8+ Cartridge 25bx Reagent Laboratory Lab LA2023 BX619AA OPT0000 Option Option Abbott Point of Care Inc 897037/09P3125 Mckesson Medical-Surgical 897037/09P3125 Abbtpt Purchased Project Owner Owner 2-Movable, Elect 1 0 1 210 0 210 226.38 0 Laboratory Lab LA2023 6050-020 REF0492 131 No Refrigerator, Commercial, Undercounter Summit Appliance FF6LADA DIRECT SUPPLY HEALTHCARE FF6LADA FF6LADA (ADA Compliant) Purchased Project Owner Contractor 1-Fixed 1 1 595.38 595.38 0 641.82 641.82 Laboratory Lab LA2023 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 3 6.88 20.64 0 22.25 22.25 Laboratory Lab Toilet LA2024 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Materials Management Cart Wash MM1057 AJH942Y GUN0000 No Gun, Spray, Water/Steam, Wall Mount TBD 3157K2 TBD 3157K2 Draft (New) Construction Owner Contractor 3-Movable, Non-Elect 1 1 0 0 0 0 0 Materials Management Central Housekeeping MM1056 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 FG617388BLA/FG757088YEL/FG612788YEL FG617388BLA/FG757088YEL/FG612788YEL 6173 Janitor Cart Materials Management Central Housekeeping MM1056 5845-020 HSK0017 No Cart, Housekeeping, Polymer Rubbermaid Commercial Products /FG618100YEL Grainger /FG618100YEL (Cabinet,Bucket,Wringer) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 373.91 373.91 0 403.08 403.08 Materials Management Central Housekeeping MM1056 4298-006 SHL0070 No Shelving, Wire, Chrome, 48 InterMetro Industries Corporation (4x)2448NC/(4x)63P InterMetro Industries Corporation (4x)2448NC/(4x)63P Super Erecta 48x24x63 (4-Tier) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 216.64 433.28 0 470.11 470.11 Materials Management Central Housekeeping MM1056 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 FG617388BLA/FG757088YEL/FG612788YEL FG617388BLA/FG757088YEL/FG612788YEL 6173 Janitor Cart Materials Management Housekeeping MM1062 5845-020 HSK0017 No Cart, Housekeeping, Polymer Rubbermaid Commercial Products /FG618100YEL Grainger /FG618100YEL (Cabinet,Bucket,Wringer) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 373.91 373.91 0 403.08 403.08 Materials Management Housekeeping MM1062 C-284969 C-284969 ADDED No Floor Machine, Burnisher, Battery Nobles Industries 9007349/##4VDX4 Grainger 9007349/##4VDX4 Dust Control Burnisher Purchased Project Owner Owner 2-Movable, Elect 1 1 2,079.29 2,079.29 0 2,241.47 2,241.47 Materials Management Housekeeping MM1062 C-284970 C-284970 ADDED No Floor Machine, Scrubber, 20-22in Dayton 20HW28 Grainger 20HW28 Walk Behind Floor Scrubber,15in. Purchased Project Owner Owner 2-Movable, Elect 1 1 2,608.90 2,608.90 0 2,812.39 2,812.39 Materials Management Housekeeping MM1062 4298-006 SHL0070 No Shelving, Wire, Chrome, 48 InterMetro Industries Corporation (4x)2448NC/(4x)63P InterMetro Industries Corporation (4x)2448NC/(4x)63P Super Erecta 48x24x63 (4-Tier) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 216.64 216.64 0 235.05 235.05 Materials Management Housekeeping MM1062 6970-003 SGN0028 No Signage, Wet Floor Rubbermaid Commercial Products FG611200YEL/3U953 Grainger FG611200YEL/3U953 6112 Caution (2-Sided) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 15.04 30.08 0 32.43 32.43 Materials Management Housekeeping MM1062 4582-005 VAC0091 No Vacuum, Wide Area, Upright Grainger 3WE84 Grainger 3WE84 Sanitaire SC5815B Purchased Project Owner Owner 2-Movable, Elect 1 2 252.04 504.08 0 543.4 543.4 Materials Management Materials Management MM1054 C-285364 C-285364 No Allowance, Tools Grainger REFERENCE QUOTES FOR ORDER ENTRY Grainger REFERENCE QUOTES FOR ORDER ENTRY Reference attached Quotes Released Project Owner Owner 3-Movable, Non-Elect 1 1 13,095.16 13,095.16 0 14,116.58 14,116.58 Materials Management Materials Management MM1054 C-224423 C-224423 No Cart / Truck, Hand Grainger 2W065 Grainger 2W065 Dayton 2W065 Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 148.03 296.06 0 319.15 319.15 Materials Management Materials Management MM1054 6579-006 CTK0099 No Cart / Truck, Pallet, Manual Grainger 4YX97 Grainger 4YX97 Dayton 4YX97 Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 535.38 535.38 0 577.14 577.14 Materials Management Materials Management MM1054 C-244541 C-244541 No Cart / Truck, Platform Grainger 13X476 Grainger 13X476 Dayton 13X476 Received Project Owner Owner 3-Movable, Non-Elect 1 1 635.05 635.05 0 684.58 684.58 Materials Management Materials Management MM1054 C-248453 C-248453 Yes Electrocardiograph (ECG), Interpretive Nihon Kohden America Inc. ECG-1350A Nihon Kohden America Inc. ECG-1350A ECG-1350A Purchased Project Owner Owner 2-Movable, Elect 1 1 3 3,000.00 3,000.00 229.6 3,481.51 3,481.51 Materials Management Materials Management MM1054 BX157SY OPT0000 Option Electrocardiograph, Option Nihon Kohden America Inc. KD-105D Nihon Kohden America Inc. KD-105D Custom cart for ECG-1350A Purchased Project Owner Owner 0-Unassigned 1 0 1 420 0 420 452.76 0 Materials Management Materials Management MM1054 BX158SY OPT0000 Option Electrocardiograph, Option Nihon Kohden America Inc. KH-100D Nihon Kohden America Inc. KH-100D Cable arm for ECG-1350A Purchased Project Owner Owner 1 0 1 250 0 250 269.5 0 Materials Management Materials Management MM1054 BX159SY OPT0000 Option Electrocardiograph, Option Nihon Kohden America Inc. Discount 12% Nihon Kohden America Inc. Discount 12% Discount 12% Purchased Project Owner Owner 0-Unassigned 1 0 1 -440.4 0 -440.4 -474.75 0 Materials Management Materials Management MM1054 C-286288 C-286288 No Flowmeter, Allowance Precision Medical Incorporated Claflin Medical Equipment Chemetron Fittings Per Attached Quote Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 1,100.24 1,100.24 0 1,186.06 1,186.06 Refurbished - Dinamap Pro 400 w/ NIBP, Monitor, Physiologic, Vital Signs, w/Stand Temperature, SpO2, Recorder, w/ Mobile Materials Management Materials Management MM1054 BX800MP MON0000 No (REFURBISHED) GE Healthcare - Monitoring Systems MONE-PRO400 Claflin Medical Equipment MONE-PRO400 Stand Purchased Project Owner Owner 2-Movable, Elect 1 6 1,829.00 10,974.00 0 11,829.97 11,829.97 Materials Management Materials Management MM1054 C-285101 C-285101 No Oximeter, Pulse, Hand Held Nonin Medical Inc CESS-726866-00002 Claflin Medical Equipment CESS-726866-00002 PalmSAT 2550 w/alarms Received Project Owner Owner 3-Movable, Non-Elect 1 1 582.54 582.54 0 627.98 627.98 Services, Assembly & staging of Equip., Installation/Assembly Per Attached Quote Materials Management Materials Management MM1054 C-281221 C-281221 No Carts, and Top Track Thunder Biscuit LLC Installation/Assembly Thunder Biscuit LLC Installation/Assembly 1072 Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 2,640.00 2,640.00 0 2,640.00 2,640.00 Warehousing and Delivery Services per Materials Management Materials Management MM1054 C-245682 C-245682 No Services, Storage/Warehousing Beltmann Integrated Logistics Warehousing and Delivery Services Beltmann Integrated Logistics Warehousing and Delivery Services proposal Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 26,300.00 26,300.00 0 26,300.00 26,300.00 Shelving, Allowance, Inlays for Metro Materials Management Materials Management MM1054 C-285665 C-285665 No Carts in facility InterMetro Industries Corporation 2460CI-4 InterMetro Industries Corporation 2460CI-4 4/PACK CLEAR SHF INLAY Purchased Project Owner Owner 3-Movable, Non-Elect 1 4 43.87 175.48 0 189.17 189.17 Shelving, Allowance, Inlays for Metro Materials Management Materials Management MM1054 C-285667 C-285667 No Carts in facility InterMetro Industries Corporation 2436CI-4 InterMetro Industries Corporation 2436CI-4 4/PACK CLEAR SHF. INLAY FOR 24 Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 32.6 32.6 0 35.14 35.14 Shelving, Allowance, Inlays for Metro Materials Management Materials Management MM1054 C-285667 C-285667 No Carts in facility InterMetro Industries Corporation 2448CI-4 InterMetro Industries Corporation 2448CI-4 4/PACK CLEAR SHF. INLAY FOR 24 Purchased Project Owner Owner 3-Movable, Non-Elect 1 4 37.93 151.72 0 163.55 163.55 Shelving, Allowance, Supply, High Density Per attached drawing ##H517-0715-Hel- Per attached drawing ##H517-0715-Hel- Materials Management Materials Management MM1054 C-248005 C-248005 No (Movable) InterMetro Industries Corporation 81496-R0-MatlsMngmt InterMetro Industries Corporation 81496-R0-Matls Top Track Shelving Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 5,079.95 5,079.95 0 5,511.75 5,511.75 FG264360GRAY/FG264560GRAY/FG26400 FG264360GRAY/FG264560GRAY/FG26400 2643 BRUTE Gray w/2645-60 Lid & 2640 Materials Management Materials Management MM1054 4691-018 WST0285 No Waste Can, 44-55 Gallon Rubbermaid Commercial Products 0BLA Grainger 0BLA Dolly Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 114.69 114.69 0 123.64 123.64 Materials Management Soiled Linen MM1060 6338-014 CTK0074 No Cart / Truck, Soiled Utility Rubbermaid Commercial Products FG461400BLA/5Z205 Grainger FG461400BLA 4614 Cube Truck (14 cu.ft.) Received Project Owner Owner 3-Movable, Non-Elect 1 2 386.7 773.4 0 833.73 833.73 Materials Management Soiled Linen MM1060 5408-002 LID0002 No Lid, Cube Truck Rubbermaid Commercial Products FG461500BLA/5Z209 Grainger FG461500BLA 4615 (for 4614 or 4616 truck) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 184.63 369.26 0 398.06 398.06 Pharmacy Ante Room PH2020 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Pharmacy Hood Room PH2021 3855-006 HOD0011 153 Yes Hood, Horizontal Laminar Flow Nuaire Inc. NU-301-436 Nuaire Inc. NU-301-436 AireGard 301 (4 ft Console) Received Project Owner Vendor 1-Fixed 1 1 4 4,830.00 4,830.00 1,280.00 6,589.40 6,589.40 With optional IV hanger. Pharmacy Hood Room PH2021 BW419EX OPT0000 Option Hood, IV Bar Nuaire Inc. 3014M262 Nuaire Inc. 3014M262 IV Bar with Six (6) Hooks Received Project Owner Owner 1-Fixed 1 0 1 129 0 129 139.97 0 Stainless Steel Work Surface with PVC Pharmacy Hood Room PH2021 BW422EX OPT0000 Option Hood, Stainless Steel Work Surface Nuaire Inc. 3014M430 Nuaire Inc. 3014M430 Core Received Project Owner Owner 1-Fixed 1 0 1 175 0 175 189.88 0 Stainless Steel Sidewalls (replaces clear Pharmacy Hood Room PH2021 BW427EX OPT0000 Option Hood, Stainless Steel Sidewalls Nuaire Inc. 301M352 Nuaire Inc. 301M352 polycarbonate) Received Project Owner Owner 1-Fixed 1 0 1 221 0 221 239.79 0 Pharmacy Hood Room PH2021 BW783EX OPT0000 Option Hood, Castors Nuaire Inc. 301M386 Nuaire Inc. 301M386 Castors (adds 4" to height) Received Project Owner Owner 1-Fixed 1 0 1 285 0 285 309.23 0 Pharmacy Hood Room PH2021 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Energy Star GIE18GSHSS (17.5 cu Pharmacy Pharmacy PH2019 C-282505 C-282505 130 No Refrigerator, Domestic with Freezer GE Appliances GIE18GSHSS DIRECT SUPPLY HEALTHCARE GIE18GSHSS ft/Stainless Steel) Received Project Owner Contractor 1-Fixed 1 1 755.81 755.81 0 814.76 814.76 Pharmacy Pharmacy PH2019 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Pharmacy Pharmacy Storage PH2022 4298-006 SHL0070 No Shelving, Wire, Chrome, 48 InterMetro Industries Corporation (4x)2448NC/(4x)63P InterMetro Industries Corporation (4x)2448NC/(4x)63P Super Erecta 48x24x63 (4-Tier) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 216.64 433.28 0 470.11 470.11 Physical Therapy/In Patient Clean Linen GY2007 5844-015 SPC0672 No Cart, Supply, Linen, 36" InterMetro Industries Corporation AST35DC InterMetro Industries Corporation AST35DC Super Erecta AST35DC (36x24x59 Std Duty) Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 451.97 451.97 0 490.39 490.39 Physical Therapy/In Patient Equipment Storage GY2002 C-217775 C-217775 No Allowance, Equipment, Physical Therapy Patterson Medical A348-1 Patterson Medical A348-1 Black Rolyan Ergonomic Hand Exercise Received Project Owner Owner 3-Movable, Non-Elect 1 1 5.7 5.7 0.24 6.42 6.42 Physical Therapy/In Patient Equipment Storage GY2002 C-217772 C-217772 No Allowance, Equipment, Physical Therapy Patterson Medical 81430057 Patterson Medical 969111 Small Bellows Foot Pump Received Project Owner Owner 3-Movable, Non-Elect 1 1 11.67 11.67 0.48 13.14 13.14 Physical Therapy/In Patient Equipment Storage GY2002 C-244746 C-244746 No Allowance, Equipment, Physical Therapy Patterson Medical 81274174 Patterson Medical A4057 Rolyan Semi Circular Peg Board Received Project Owner Owner 3-Movable, Non-Elect 1 1 97.55 97.55 4.03 109.87 109.87 Physical Therapy/In Patient Equipment Storage GY2002 C-217765 C-217765 No Allowance, Equipment, Physical Therapy Patterson Medical 81522887 Patterson Medical 81522887 1" Diameter Weight Plate - 10lbs Received Project Owner Owner 3-Movable, Non-Elect 1 1 37.36 37.36 1.54 42.08 42.08 Physical Therapy/In Patient Equipment Storage GY2002 C-244715 C-244715 No Allowance, Equipment, Physical Therapy Patterson Medical 81172725 Patterson Medical 655702 Transfer Belt, 72" Received Project Owner Owner 3-Movable, Non-Elect 1 6 4.75 28.5 1.18 32.1 32.1 Physical Therapy/In Patient Equipment Storage GY2002 C-217766 C-217766 No Allowance, Equipment, Physical Therapy Patterson Medical 81195627 Patterson Medical 8160 Pegboard w/colored pegs Received Project Owner Owner 3-Movable, Non-Elect 1 1 64.73 64.73 2.68 72.91 72.91 Physical Therapy/In Patient Equipment Storage GY2002 C-244713 C-244713 No Allowance, Equipment, Physical Therapy Patterson Medical 81170513 Patterson Medical 6347 STD Adjustable Cane Received Project Owner Owner 3-Movable, Non-Elect 1 10 14.36 143.6 5.93 161.74 161.74 Physical Therapy/In Patient Equipment Storage GY2002 C-244712 C-244712 No Allowance, Equipment, Physical Therapy Patterson Medical 81427871 Patterson Medical 565908 Fitball Display Stackers Received Project Owner Owner 3-Movable, Non-Elect 1 1 7.66 7.66 0.32 8.63 8.63 Physical Therapy/In Patient Equipment Storage GY2002 C-244714 C-244714 No Allowance, Equipment, Physical Therapy Patterson Medical 81172709 Patterson Medical 655701 Transfer Belt, 54" Received Project Owner Owner 3-Movable, Non-Elect 1 6 5.65 33.9 1.4 38.18 38.18 Physical Therapy/In Patient Equipment Storage GY2002 C-244708 C-244708 No Allowance, Equipment, Physical Therapy Patterson Medical 81053461 Patterson Medical 550923 Master Set Z (2 ea of 1/2-10) 26 Piece Total Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 334.28 334.28 13.82 376.51 376.51 Physical Therapy/In Patient Equipment Storage GY2002 C-244585 C-244585 No Allowance, Equipment, Physical Therapy Patterson Medical 81032572 Patterson Medical 5247 Finger Helper, Teal Received Project Owner Owner 3-Movable, Non-Elect 1 1 9.51 9.51 0.39 10.71 10.71 Physical Therapy/In Patient Equipment Storage GY2002 C-217764 C-217764 No Allowance, Equipment, Physical Therapy Patterson Medical 81522861 Patterson Medical 81522861 1" Diameter Weight Plate - 5lbs Received Project Owner Owner 3-Movable, Non-Elect 1 1 22.06 22.06 0.91 24.85 24.85 Physical Therapy/In Patient Equipment Storage GY2002 C-243787 C-243787 No Allowance, Equipment, Physical Therapy Patterson Medical 81031079 Patterson Medical 515301 Plastic Stack. Cones, LG, Set /30 Received Project Owner Owner 3-Movable, Non-Elect 1 1 27.78 27.78 1.15 31.29 31.29 Physical Therapy/In Patient Equipment Storage GY2002 C-243764 C-243764 No Allowance, Equipment, Physical Therapy Patterson Medical 81021773 Patterson Medical 4052 The Daily Communicator 4052 Received Project Owner Owner 3-Movable, Non-Elect 1 1 25.29 25.29 1.05 28.48 28.48 Physical Therapy/In Patient Equipment Storage GY2002 C-243753 C-243753 Yes Allowance, Equipment, Physical Therapy Patterson Medical 81008028 Patterson Medical 212801 HIP Replacement Kit w/out 6756 Received Project Owner Owner 3-Movable, Non-Elect 1 1 1 16.17 16.17 0.67 18.21 18.21 Physical Therapy/In Patient Equipment Storage GY2002 BH705XR OPT0000 Option Option, Accessory Patterson Medical 81008044 Patterson Medical 2128A Components for ##2128 Kit Received Project Owner Owner 3-Movable, Non-Elect 1 0 1 0 0 0 0 0 Physical Therapy/In Patient Equipment Storage GY2002 C-241496 C-241496 No Allowance, Equipment, Physical Therapy Patterson Medical 81266824 Patterson Medical A32810 Putty Containers 3 oz. w/ lids, 10 Received Project Owner Owner 3-Movable, Non-Elect 1 1 3.85 3.85 0.16 4.34 4.34 Physical Therapy/In Patient Equipment Storage GY2002 C-240796 C-240796 No Allowance, Equipment, Physical Therapy Patterson Medical 81605328 Patterson Medical 960635 Shoulder Arc, Double Curve Received Project Owner Owner 3-Movable, Non-Elect 1 1 169.96 169.96 7.02 191.43 191.43 Physical Therapy/In Patient Equipment Storage GY2002 C-239805 C-239805 No Allowance, Equipment, Physical Therapy Patterson Medical 81304799 Patterson Medical A99770 A99770 Sof-Stretch Coil - Long-Small Received Project Owner Owner 3-Movable, Non-Elect 1 1 25.46 25.46 1.05 28.68 28.68 Physical Therapy/In Patient Equipment Storage GY2002 C-238397 C-238397 No Allowance, Equipment, Physical Therapy Patterson Medical 81012426 Patterson Medical 2794D 2794D - TumbleForms 12x36 Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 155.41 155.41 6.42 175.04 175.04 Physical Therapy/In Patient Equipment Storage GY2002 C-238395 C-238395 No Allowance, Equipment, Physical Therapy Patterson Medical 81012418 Patterson Medical 2794C 2794C - 10x36 TumbleForms Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 127.56 127.56 5.27 143.67 143.67 Physical Therapy/In Patient Equipment Storage GY2002 C-238393 C-238393 No Allowance, Equipment, Physical Therapy Patterson Medical 81012459 Patterson Medical 2794G 2794G - TumbleForms 8x36 Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 108.67 108.67 4.49 122.4 122.4 Physical Therapy/In Patient Equipment Storage GY2002 C-243761 C-243761 No Allowance, Equipment, Physical Therapy Patterson Medical 81014935 Patterson Medical 3041G Polysonic Lot, 1 Gal. Received Project Owner Owner 3-Movable, Non-Elect 1 1 24.66 24.66 1.02 27.78 27.78 Physical Therapy/In Patient Equipment Storage GY2002 C-238392 C-238392 No Allowance, Equipment, Physical Therapy Patterson Medical 81430032 Patterson Medical 9691-09 969109 - 32 Piece Cuff Weight Set Received Project Owner Owner 3-Movable, Non-Elect 1 1 355.9 355.9 14.71 400.86 400.86 Physical Therapy/In Patient Equipment Storage GY2002 C-238391 C-238391 No Allowance, Equipment, Physical Therapy Patterson Medical 81413129 Patterson Medical 561256 Therapy Ball, Green, 65CM Received Project Owner Owner 3-Movable, Non-Elect 1 1 23.95 23.95 0.99 26.98 26.98 Physical Therapy/In Patient Equipment Storage GY2002 C-245861 C-245861 No Allowance, Equipment, Physical Therapy Patterson Medical 81097021 Patterson Medical 554640 Half Round Knee elevation Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.57 36.57 1.51 41.19 41.19 Physical Therapy/In Patient Equipment Storage GY2002 C-244865 C-244865 No Allowance, Equipment, Physical Therapy Patterson Medical 81034966 Patterson Medical 540009 Rehab WT Bar, 6lb., Light Blue Received Project Owner Owner 3-Movable, Non-Elect 1 1 32.92 32.92 1.36 37.08 37.08 Physical Therapy/In Patient Equipment Storage GY2002 C-244743 C-244743 No Allowance, Equipment, Physical Therapy Patterson Medical 81234764 Patterson Medical 92717902 Latex Free Theraband, 25YD, Green Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.94 36.94 1.53 41.61 41.61 Physical Therapy/In Patient Equipment Storage GY2002 C-244741 C-244741 No Allowance, Equipment, Physical Therapy Patterson Medical 81234772 Patterson Medical 92717903 Latex Free Theraband, 25YD, Blue Received Project Owner Owner 3-Movable, Non-Elect 1 1 43.07 43.07 1.78 48.51 48.51 Physical Therapy/In Patient Equipment Storage GY2002 C-244740 C-244740 No Allowance, Equipment, Physical Therapy Patterson Medical 81299528 Patterson Medical A92680 Rolyan Ex Ball Yellow, 45cm. (17-3/4") Received Project Owner Owner 3-Movable, Non-Elect 1 1 11.88 11.88 0.49 13.38 13.38 Physical Therapy/In Patient Equipment Storage GY2002 C-244738 C-244738 No Allowance, Equipment, Physical Therapy Patterson Medical 81234756 Patterson Medical 92717901 Latex Free Theraband, 25YD., Red Received Project Owner Owner 3-Movable, Non-Elect 1 1 32.51 32.51 1.34 36.62 36.62 Physical Therapy/In Patient Equipment Storage GY2002 C-244736 C-244736 No Allowance, Equipment, Physical Therapy Patterson Medical 81299551 Patterson Medical A92683 Rolyan Exercise Ball Red 75cm (29-1/2") (1) Received Project Owner Owner 3-Movable, Non-Elect 1 1 11.6 11.6 0.48 13.07 13.07 Rolyan Exercise Ball Blue 85CM (33 -1/2") Physical Therapy/In Patient Equipment Storage GY2002 C-244735 C-244735 No Allowance, Equipment, Physical Therapy Patterson Medical 81299569 Patterson Medical A92684 (1) Received Project Owner Owner 3-Movable, Non-Elect 1 1 28.46 28.46 1.18 32.06 32.06 2 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room Qty ItemQty Opt Qty Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Cost Subtotal Subtotal Config Total Physical Therapy/In Patient Equipment Storage GY2002 C-244732 C-244732 No Allowance, Equipment, Physical Therapy Patterson Medical 81034917 Patterson Medical 540004 Rehab WT Bar, 3 lb., Red Received Project Owner Owner 3-Movable, Non-Elect 1 1 31.19 31.19 1.29 35.13 35.13 Physical Therapy/In Patient Equipment Storage GY2002 C-244731 C-244731 No Allowance, Equipment, Physical Therapy Patterson Medical 81034883 Patterson Medical 540001 Rehab WT Bar, 1.5 LB., Yellow Received Project Owner Owner 3-Movable, Non-Elect 1 1 29.46 29.46 1.22 33.18 33.18 Physical Therapy/In Patient Equipment Storage GY2002 C-244729 C-244729 No Allowance, Equipment, Physical Therapy Patterson Medical 81032564 Patterson Medical 5246 Thumb Helper, Purle Received Project Owner Owner 3-Movable, Non-Elect 1 1 10.38 10.38 0.43 11.69 11.69 Physical Therapy/In Patient Equipment Storage GY2002 C-217750 C-217750 No Allowance, Equipment, Physical Therapy Patterson Medical 81184514 Patterson Medical 716800 THERABAND, ULTRA THIN, TAN Received Project Owner Owner 3-Movable, Non-Elect 1 1 55.36 55.36 2.29 62.35 62.35 Physical Therapy/In Patient Equipment Storage GY2002 C-244721 C-244721 No Allowance, Equipment, Physical Therapy Patterson Medical 81214170 Patterson Medical 922554 Valtrode Cloth 2" Square - 40/PK Received Project Owner Owner 3-Movable, Non-Elect 1 1 32.92 32.92 1.36 37.08 37.08 Physical Therapy/In Patient Equipment Storage GY2002 C-244720 C-244720 No Allowance, Equipment, Physical Therapy Patterson Medical 81204460 Patterson Medical 920723 Gum Massage Brush 3/Set Received Project Owner Owner 3-Movable, Non-Elect 1 1 15.86 15.86 0.66 17.86 17.86 Physical Therapy/In Patient Equipment Storage GY2002 C-217751 C-217751 No Allowance, Equipment, Physical Therapy Patterson Medical 81184522 Patterson Medical 716801 Theraband, Thin, Yellow, 6X50YD Received Project Owner Owner 3-Movable, Non-Elect 1 1 54.8 54.8 2.26 61.72 61.72 Physical Therapy/In Patient Equipment Storage GY2002 C-217752 C-217752 No Allowance, Equipment, Physical Therapy Patterson Medical 81184530 Patterson Medical 716802 as per the quote Theraband, Medium, Red, 6X50YD Received Project Owner Owner 3-Movable, Non-Elect 1 1 56.71 56.71 2.34 63.87 63.87 Physical Therapy/In Patient Equipment Storage GY2002 C-217753 C-217753 No Allowance, Equipment, Physical Therapy Patterson Medical 81184548 Patterson Medical 716803 Theraband, Heavy, Green, 6X50YD Received Project Owner Owner 3-Movable, Non-Elect 1 1 62.73 62.73 2.59 70.65 70.65 Physical Therapy/In Patient Equipment Storage GY2002 C-217754 C-217754 No Allowance, Equipment, Physical Therapy Patterson Medical 81184555 Patterson Medical 716804 Theraband, XHeavy, Blue, 6X50YD Received Project Owner Owner 3-Movable, Non-Elect 1 1 71 71 2.93 79.97 79.97 Physical Therapy/In Patient Equipment Storage GY2002 C-217755 C-217755 No Allowance, Equipment, Physical Therapy Patterson Medical 81184563 Patterson Medical 716805 Theraband, Spec Hvy, Blk Received Project Owner Owner 3-Movable, Non-Elect 1 1 78 78 3.22 87.85 87.85 Physical Therapy/In Patient Equipment Storage GY2002 C-217756 C-217756 No Allowance, Equipment, Physical Therapy Patterson Medical 81187194 Patterson Medical 7469 Buck Neurological Hammer Received Project Owner Owner 3-Movable, Non-Elect 1 1 8.84 8.84 0.37 9.96 9.96 Physical Therapy/In Patient Equipment Storage GY2002 C-217757 C-217757 No Allowance, Equipment, Physical Therapy Patterson Medical 81195411 Patterson Medical 812803 Gymnic Ball 25" Colors will Vary Received Project Owner Owner 3-Movable, Non-Elect 1 1 17.64 17.64 0.73 19.87 19.87 Physical Therapy/In Patient Equipment Storage GY2002 C-217758 C-217758 No Allowance, Equipment, Physical Therapy Patterson Medical 81195429 Patterson Medical 812804 Gymnic Ball 29" Colors will vay Received Project Owner Owner 3-Movable, Non-Elect 1 1 21.03 21.03 0.87 23.69 23.69 Physical Therapy/In Patient Equipment Storage GY2002 C-217759 C-217759 No Allowance, Equipment, Physical Therapy Patterson Medical 81195437 Patterson Medical 812805 Gymnic Ball 33" Colors will vary Received Project Owner Owner 3-Movable, Non-Elect 1 1 31.39 31.39 1.3 35.36 35.36 Physical Therapy/In Patient Equipment Storage GY2002 C-217760 C-217760 No Allowance, Equipment, Physical Therapy Patterson Medical 81195445 Patterson Medical 812806 Gymnic Ball 37" Colors will vary Received Project Owner Owner 3-Movable, Non-Elect 1 1 34.62 34.62 1.43 38.99 38.99 Physical Therapy/In Patient Equipment Storage GY2002 C-217762 C-217762 No Allowance, Equipment, Physical Therapy Patterson Medical 81522846 Patterson Medical 81522846 1" Diameter Weight Plate - 1.25lbs Received Project Owner Owner 3-Movable, Non-Elect 1 1 12.71 12.71 0.53 14.32 14.32 Physical Therapy/In Patient Equipment Storage GY2002 C-217763 C-217763 No Allowance, Equipment, Physical Therapy Patterson Medical 81522853 Patterson Medical 81522853 1" Diameter Weight Plate - 2.5lbs Received Project Owner Owner 3-Movable, Non-Elect 1 1 14.41 14.41 0.6 16.23 16.23 Physical Therapy/In Patient Equipment Storage GY2002 C-217785 C-217785 No Allowance, Equipment, Physical Therapy Patterson Medical 81011873 Patterson Medical 2700E 8X36" Valu-Form Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 93.08 93.08 3.85 104.84 104.84 Physical Therapy/In Patient Equipment Storage GY2002 C-244584 C-244584 No Allowance, Equipment, Physical Therapy Patterson Medical 81032010 Patterson Medical 5189 Shoulder Exercise Ladder Received Project Owner Owner 3-Movable, Non-Elect 1 1 102.01 102.01 4.22 114.9 114.9 Physical Therapy/In Patient Equipment Storage GY2002 C-217768 C-217768 No Allowance, Equipment, Physical Therapy Patterson Medical 81196971 Patterson Medical 836702 Lauri Tall Stacker Pegs, 100 Received Project Owner Owner 3-Movable, Non-Elect 1 1 19.29 19.29 0.8 21.73 21.73 Physical Therapy/In Patient Equipment Storage GY2002 C-217770 C-217770 No Allowance, Equipment, Physical Therapy Patterson Medical 81196989 Patterson Medical 836703 Giant Pegboard 17", 196 holes Received Project Owner Owner 3-Movable, Non-Elect 1 1 17.45 17.45 0.72 19.65 19.65 Physical Therapy/In Patient Equipment Storage GY2002 C-244744 C-244744 No Allowance, Equipment, Physical Therapy Patterson Medical 81271543 Patterson Medical A37079IB Performa Bolster Multiset - Imperial Blue Received Project Owner Owner 3-Movable, Non-Elect 1 1 126.49 126.49 5.23 142.47 142.47 Physical Therapy/In Patient Equipment Storage GY2002 C-243765 C-243765 No Allowance, Equipment, Physical Therapy Patterson Medical 81031020 Patterson Medical 5149A Dumbbell Set (1-10 lb Pairs) Received Project Owner Owner 3-Movable, Non-Elect 1 1 164.8 164.8 6.81 185.62 185.62 Physical Therapy/In Patient Equipment Storage GY2002 C-217776 C-217776 No Allowance, Equipment, Physical Therapy Patterson Medical 81273010 Patterson Medical A397-10 Digi-Flex set of 5 Cinic Display Received Project Owner Owner 3-Movable, Non-Elect 1 1 80.71 80.71 3.34 90.91 90.91 Physical Therapy/In Patient Equipment Storage GY2002 C-217777 C-217777 No Allowance, Equipment, Physical Therapy Patterson Medical 81605310 Patterson Medical 960634 Shoulder Arc, Single Curve Received Project Owner Owner 3-Movable, Non-Elect 1 1 169.96 169.96 7.02 191.43 191.43 Physical Therapy/In Patient Equipment Storage GY2002 C-217778 C-217778 No Allowance, Equipment, Physical Therapy Patterson Medical 81274166 Patterson Medical A4055 Rolyan Horizontal Ring Tree Received Project Owner Owner 3-Movable, Non-Elect 1 1 204.23 204.23 8.44 230.03 230.03 Physical Therapy/In Patient Equipment Storage GY2002 C-217780 C-217780 No Allowance, Equipment, Physical Therapy Patterson Medical 81276682 Patterson Medical A5002 Stacking Cone Patteren Base Received Project Owner Owner 3-Movable, Non-Elect 1 1 99.21 99.21 4.1 111.74 111.74 Physical Therapy/In Patient Equipment Storage GY2002 C-217781 C-217781 No Allowance, Equipment, Physical Therapy Patterson Medical 81288703 Patterson Medical A725-1 Resistive Exercise Board Received Project Owner Owner 3-Movable, Non-Elect 1 1 103.31 103.31 4.27 116.36 116.36 Physical Therapy/In Patient Equipment Storage GY2002 C-244719 C-244719 No Allowance, Equipment, Physical Therapy Patterson Medical 81204411 Patterson Medical 920718 Disposable Mouth Mirror Received Project Owner Owner 3-Movable, Non-Elect 1 1 14.67 14.67 0.61 16.52 16.52 Physical Therapy/In Patient Equipment Storage GY2002 C-217784 C-217784 No Allowance, Equipment, Physical Therapy Patterson Medical 81011832 Patterson Medical 2700A 6X24" Valu-Form Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 57.64 57.64 2.38 64.92 64.92 Physical Therapy/In Patient Equipment Storage GY2002 C-217783 C-217783 No Allowance, Equipment, Physical Therapy Patterson Medical 81011865 Patterson Medical 2700D 4X24" Valu-Form Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 49.23 49.23 2.03 55.45 55.45 Physical Therapy/In Patient Equipment Storage GY2002 C-217797 C-217797 No Allowance, Equipment, Physical Therapy Patterson Medical 81034065 Patterson Medical 5327-04 Rocker Board comp Kit w/stand Received Project Owner Owner 3-Movable, Non-Elect 1 1 222.81 222.81 9.21 250.96 250.96 Physical Therapy/In Patient Equipment Storage GY2002 C-217792 C-217792 No Allowance, Equipment, Physical Therapy Patterson Medical 81021344 Patterson Medical 4015 Safety Cards in the Home Received Project Owner Owner 3-Movable, Non-Elect 1 1 56 56 2.31 63.07 63.07 Physical Therapy/In Patient Equipment Storage GY2002 C-217786 C-217786 No Allowance, Equipment, Physical Therapy Patterson Medical 81011881 Patterson Medical 2700F 12X36" Valu-Form Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 121.61 121.61 5.03 136.97 136.97 Physical Therapy/In Patient Equipment Storage GY2002 C-217793 C-217793 No Allowance, Equipment, Physical Therapy Patterson Medical 81021617 Patterson Medical 4045 Everyday Objects Cards Received Project Owner Owner 3-Movable, Non-Elect 1 1 43.33 43.33 1.79 48.8 48.8 Physical Therapy/In Patient Equipment Storage GY2002 C-217794 C-217794 No Allowance, Equipment, Physical Therapy Patterson Medical 81033000 Patterson Medical 5277 Resostv Clothespins Pinc Exer Received Project Owner Owner 3-Movable, Non-Elect 1 1 115.19 115.19 4.76 129.74 129.74 Physical Therapy/In Patient Equipment Storage GY2002 C-217795 C-217795 No Allowance, Equipment, Physical Therapy Patterson Medical 81076835 Patterson Medical 5528-77 Universal 5" Wheels Received Project Owner Owner 3-Movable, Non-Elect 1 1 17.12 17.12 0.71 19.28 19.28 Physical Therapy/In Patient Equipment Storage GY2002 C-217796 C-217796 No Allowance, Equipment, Physical Therapy Patterson Medical 81005420 Patterson Medical 1498 Stacking Cones, 4.5X2.5, Set/30 5 ea color Received Project Owner Owner 3-Movable, Non-Elect 1 1 102.14 102.14 4.22 115.04 115.04 Physical Therapy/In Patient Equipment Storage GY2002 C-224473 C-224473 No Allowance, Equipment, Physical Therapy Patterson Medical 81033125 Patterson Medical 5291 Graded ROM Arc Received Project Owner Owner 3-Movable, Non-Elect 1 1 63.29 63.29 2.62 71.29 71.29 Physical Therapy/In Patient Equipment Storage GY2002 C-217798 C-217798 No Allowance, Equipment, Physical Therapy Patterson Medical 81423367 Patterson Medical 5659-28 Padded Wrist/Ankle Strap Received Project Owner Owner 3-Movable, Non-Elect 1 1 26.99 26.99 1.12 30.4 30.4 Physical Therapy/In Patient Equipment Storage GY2002 C-224465 C-224465 No Allowance, Equipment, Physical Therapy Patterson Medical 81286384 Patterson Medical A665302 Basic Assistive Device Kit II Received Project Owner Owner 3-Movable, Non-Elect 1 1 16.3 16.3 0.67 18.36 18.36 Dycem Bulk Roll Matting, Non-Slip, 16" x Physical Therapy/In Patient Equipment Storage GY2002 C-280842 C-280842 No Allowance, Equipment, Physical Therapy Claflin Medical Equipment FABRI-50-1505S Claflin Medical Equipment FABRI-50-1505S 10yd; Color: Silver Received Project Owner Owner 3-Movable, Non-Elect 1 1 182.54 182.54 0 198.06 198.06 Physical Therapy/In Patient Equipment Storage GY2002 6246-017 RCK0485 No Cart, Equipment, Weights Hausmann Industries 81297092 Patterson Medical A873505 5565-100 Accessorized Combo Rack Received Project Owner Owner 3-Movable, Non-Elect 1 1 759.16 759.16 31.38 855.06 855.06 Physical Therapy/In Patient Equipment Storage GY2002 C-285222 C-285222 ADDED ITEM No Cart, Supply, Allowance MJM International Corp, Inc. 325-4C (TAN MESH) Claflin Medical Equipment 325-4C (TAN MESH) Therapy Cart w/ 4 Shelves (TAN MESH) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 254.94 254.94 0 274.83 274.83 Physical Therapy/In Patient Equipment Storage GY2002 4699-031 EXE0351 No Exerciser, Upper Body Endorphin Rehab & Fitness Solutions 81223171 Patterson Medical 300-E1 300 Series e1 Tabletop (300-E1) Received Project Owner Owner 3-Movable, Non-Elect 1 2 728 1,456.00 60.18 1,639.94 1,639.94 Physical Therapy/In Patient Equipment Storage GY2002 C-240783 C-240783 No Goniometer, Allowance Patterson Medical 81187467 Patterson Medical 7510 6 3/4" Plastic Goniometer Received Project Owner Owner 3-Movable, Non-Elect 1 1 4.4 4.4 0.18 4.96 4.96 Physical Therapy/In Patient Equipment Storage GY2002 C-240784 C-240784 No Goniometer, Allowance Patterson Medical 81187475 Patterson Medical 7512 8" Standard Goniometer Received Project Owner Owner 3-Movable, Non-Elect 1 1 8.84 8.84 0.37 9.96 9.96 Physical Therapy/In Patient Equipment Storage GY2002 C-279864 C-279864 No Goniometer, Handheld Patterson Medical 81197433 Patterson Medical 81197433 Baseline 180 Digit Goniometer Received Project Owner Owner 4-Instruments 1 1 26.62 26.62 1.1 29.98 29.98 Physical Therapy/In Patient Equipment Storage GY2002 4298-006 SHL0070 No Shelving, Wire, Chrome, 48 InterMetro Industries Corporation (4x)2448NC/(4x)63P InterMetro Industries Corporation (4x)2448NC/(4x)63P Super Erecta 48x24x63 (4-Tier) Purchased Project Owner Vendor 3-Movable, Non-Elect 1 3 216.64 649.92 0 705.16 705.16 Physical Therapy/In Patient Equipment Storage GY2002 C-281588 C-281588 No Stimulator, Muscle, Functional Bioness H2W-5200 Bioness H2W-5200 H200 Wireless System Kit, Left (medium) Received Project Owner Owner 3-Movable, Non-Elect 1 1 7,908.00 7,908.00 11.53 8,591.71 8,591.71 Physical Therapy/In Patient Equipment Storage GY2002 C-281589 C-281589 No stimulator, muscle, functional Bioness H2W-5300 Bioness H2W-5300 H200 Wireless System Kit, Right (medium) Received Project Owner Owner 3-Movable, Non-Elect 1 1 7,908.00 7,908.00 11.53 8,591.71 8,591.71 H200 Wireless Clinician's Kit Physical Therapy/In Patient Equipment Storage GY2002 C-281601 C-281601 No Stimulator, Muscle, Functional Bioness H2W-4000 Bioness H2W-4000 (small/medium) Received Project Owner Owner 3-Movable, Non-Elect 1 1 3,500.00 3,500.00 5.1 3,802.60 3,802.60 Physical Therapy/In Patient Equipment Storage GY2002 C-217809 C-217809 No Therapy Unit, Allowance Patterson Medical 81016989 Patterson Medical 3504 SP TROPIC PAC - VERSIZE 15"X24" Received Project Owner Owner 2-Movable, Elect 1 1 17.85 17.85 0.74 20.11 20.11 TERRY TROPIC HOT PACK COVER - Physical Therapy/In Patient Equipment Storage GY2002 C-217804 C-217804 No Therapy Unit, Allowance Patterson Medical 81216811 Patterson Medical 923511 OVERSIZE Received Project Owner Owner 2-Movable, Elect 1 1 15.15 15.15 0.63 17.06 17.06 TERRY TROPIC HOT PACK COVER - Physical Therapy/In Patient Equipment Storage GY2002 C-217805 C-217805 No Therapy Unit, Allowance Patterson Medical 81216829 Patterson Medical 923512 CERVICAL Received Project Owner Owner 2-Movable, Elect 1 1 7.76 7.76 0.32 8.74 8.74 TONGS, HOT PACK STAINLESS STEEL Physical Therapy/In Patient Equipment Storage GY2002 C-217806 C-217806 No Therapy Unit, Allowance Patterson Medical 81505320 Patterson Medical 560659 W/SOFT GRIPS Received Project Owner Owner 2-Movable, Elect 1 1 11.86 11.86 0.49 13.36 13.36 Physical Therapy/In Patient Equipment Storage GY2002 C-217807 C-217807 No Therapy Unit, Allowance Patterson Medical 81016922 Patterson Medical 3502 SP TROPIC PAC - HALF SIZE 5"X12" Received Project Owner Owner 2-Movable, Elect 1 1 10.29 10.29 0.43 11.59 11.59 Physical Therapy/In Patient Equipment Storage GY2002 C-217808 C-217808 No Therapy Unit, Allowance Patterson Medical 81016948 Patterson Medical 3503 SP TROPIC PAC - CERVICAL 24"X6" Received Project Owner Owner 2-Movable, Elect 1 1 9.02 9.02 0.37 10.16 10.16 Heat Pack - Tropic Pac - Knee/Shoulder Physical Therapy/In Patient Equipment Storage GY2002 C-217810 C-217810 No Therapy Unit, Allowance Patterson Medical 81017003 Patterson Medical 3505 10x20 Received Project Owner Owner 2-Movable, Elect 1 1 20.14 20.14 0.83 22.68 22.68 Physical Therapy/In Patient Equipment Storage GY2002 C-217812 C-217812 No Therapy Unit, Allowance Patterson Medical 81017672 Patterson Medical 3545 COLD PACK STANDARD 11 X 14 Received Project Owner Owner 2-Movable, Elect 1 1 9.85 9.85 0.41 11.09 11.09 Physical Therapy/In Patient Equipment Storage GY2002 C-217813 C-217813 No Therapy Unit, Allowance Patterson Medical 81017722 Patterson Medical 3547 COLD PACK, NECK CONTOUR 23" LONG Received Project Owner Owner 2-Movable, Elect 1 1 10.68 10.68 0.44 12.03 12.03 Physical Therapy/In Patient Equipment Storage GY2002 C-217814 C-217814 No Therapy Unit, Allowance Patterson Medical 81017755 Patterson Medical 3548A COLD PACK, HALF SIZE Received Project Owner Owner 2-Movable, Elect 1 1 8.18 8.18 0.34 9.21 9.21 TERRY TROPIC HOT PACK COVER - Physical Therapy/In Patient Equipment Storage GY2002 C-217803 C-217803 No Therapy Unit, Allowance Patterson Medical 81216803 Patterson Medical 923510 STANDARD Received Project Owner Owner 2-Movable, Elect 1 1 8.43 8.43 0.35 9.5 9.5 Physical Therapy/In Patient Equipment Storage GY2002 C-242115 C-242115 262C No Therapy Unit, Chilling, Mobile DJO Global, for Chattanooga Products 81017144 Patterson Medical 81017144 Colpac Chilling Unit, 6&6 Pac Purchased Project Owner Owner 2-Movable, Elect 1 1 2,250.00 2,250.00 92.99 2,534.24 2,534.24 Physical Therapy/In Patient Equipment Storage GY2002 C-279867 C-279867 262B No Therapy Unit, Moist Heat, Mobile Patterson Medical 81017516 Patterson Medical 81017516 Hydrocollator Model M-2 Received Project Owner Owner 1-Fixed 1 1 1,157.57 1,157.57 47.84 1,303.81 1,303.81 Physical Therapy/In Patient Equipment Storage GY2002 C-244739 C-244739 No Timer, Allowance Patterson Medical 81242882 Patterson Medical 928473 Digital Dual Timer w/ clock Received Project Owner Owner 2-Movable, Elect 1 1 20.63 20.63 0.85 23.24 23.24 Ultrasound, Therapeutic, Electrotherapy Physical Therapy/In Patient Equipment Storage GY2002 4573-022 UTH0019 No Combo DJO Global, for Chattanooga Products 81382720 Patterson Medical 81382720 Intelect Legend XT 2-Ch Combo w/ Cart Received Project Owner Owner 2-Movable, Elect 1 1 3,525.03 3,525.03 145.69 3,970.34 3,970.34 Ultrasound, Therapeutic, Electrotherapy Physical Therapy/In Patient Equipment Storage GY2002 4573-036 UTH0057 No Combo DJO Global, for Chattanooga Products 81382738 Patterson Medical 2795 Intelect Legend XT 4-Ch Combo w/ Cart Received Project Owner Owner 2-Movable, Elect 1 1 4,288.23 4,288.23 177.23 4,829.96 4,829.96 Physical Therapy/In Patient InPatient Gym GY2001 C-285863 C-285863 No Allowance, Equipment, Physical Therapy Patterson Medical A44010/081275635 Patterson Medical A44010/081275635 Thermometer, Heavy Duty Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 10.87 10.87 0 11.72 11.72 Physical Therapy/In Patient InPatient Gym GY2001 5654-002 BSY0002 262M No Balance System, Testing/Training Biodex Medical Systems, Inc. 950-440 Biodex Medical Systems, Inc. 950-440 Balance System SD Shipped Project Owner Owner 1-Fixed 1 1 12,750.00 12,750.00 524.57 14,269.07 14,269.07 AM-710 10' Platform Mounted Parallel Physical Therapy/In Patient InPatient Gym GY2001 C-279859 C-279859 262E No Bars, Parallel, Motorized Armedica Manufacturing Corporation 81579002 Patterson Medical 81579002 Bars Returned Project Owner Owner 1-Fixed 1 1 1,588.50 1,588.50 65.65 1,789.17 1,789.17 Physical Therapy/In Patient InPatient Gym GY2001 3402-007 BRS0007 No Bars, Parallel, Motorized Patterson Medical A370212/081269364 Patterson Medical A370212/081269364 Performa Power Platform 10' [AM Series] Purchased Project Owner Owner 2-Movable, Elect 1 1 4,338.81 4,338.81 0 4,677.24 4,677.24 Physical Therapy/In Patient InPatient Gym GY2001 3788-001 ERG0076 No Ergometer, Arm/Leg Monark Exercise, AB 871E Claflin Medical Equipment 871E Compact Rehab 871 E Received Project Owner Owner 3-Movable, Non-Elect 1 1 1,347.56 1,347.56 0 1,462.10 1,462.10 Physical Therapy/In Patient InPatient Gym GY2001 6615-012 EXE0339 262L No Exerciser, Elliptical/Stepper, Recumbent Biodex Medical Systems, Inc. 950-240/950-241 Biodex Medical Systems, Inc. 950-240/950-241 BioStep 2 w/Basic Stabilization Kit Shipped Project Owner Vendor 1-Fixed 1 1 4,295.00 4,295.00 176.71 4,806.72 4,806.72 Physical Therapy/In Patient InPatient Gym GY2001 4706-001 EXE0025 262N No Exerciser, Rickshaw Patterson Medical 81007970 Patterson Medical 2110 Rickshaw [2110] Received Project Owner Vendor 1-Fixed 1 1 828.92 828.92 34.26 933.64 933.64 Pulley System, Dual Column, Duplex, Wall Physical Therapy/In Patient InPatient Gym GY2001 4164-002 PUL0007 262A No Mount Endorphin Rehab & Fitness Solutions 81184407 Patterson Medical 7163 306 Wall Pulley - Double Wall Mount Received Project Owner Contractor 1-Fixed 1 1 1,881.43 1,881.43 77.76 2,119.11 2,119.11 Physical Therapy/In Patient InPatient Gym GY2001 7383-002 RCK0219 No Rack, Towel, Hydrocollator Patterson Medical 81505312 Patterson Medical 81505312 Economy Hot Pack Storage [081505312] Purchased Project Owner Contractor 1-Fixed 1 1 41.84 41.84 0 45.1 45.1 Disassemble, relocate and reassemble Physical Therapy/In Patient InPatient Gym GY2001 C-286623 C-286623 No Services, Installation Farmers Fitness Quoted and completed onsite Farmers Fitness Suspension System Purchased Project Owner Vendor 0-Unassigned 1 1 225 225 0 225 225 Physical Therapy/In Patient InPatient Gym GY2001 4358-002 STA0001 262J No Stairs, Training, Convertible Patterson Medical 81005917 Patterson Medical 1593 ValueLine Convertible [1593] Received Project Owner Vendor 1-Fixed 1 1 2,249.00 2,249.00 92.95 2,533.11 2,533.11 Physical Therapy/In Patient InPatient Gym GY2001 5799-014 STD0020 262O No Stander, Adult Patterson Medical 81151174 Patterson Medical 560408 Prime Engineering Symmetry 560408 Received Project Owner Owner 1-Fixed 1 1 2,593.29 2,593.29 107.18 2,920.90 2,920.90 Physical Therapy/In Patient InPatient Gym GY2001 C-282720 C-282720 No Stool, Exam, Cushion-Seat Humanscale Healthcare F300TK281 (Specifics per attached Quote) Claflin Medical Equipment F300TK281 (Specifics per attached Quote) Pony Saddle Task Stools Purchased Project Owner Owner 3-Movable, Non-Elect 1 5 189.62 948.1 0 1,028.69 1,028.69 Physical Therapy/In Patient InPatient Gym GY2001 5938-009 TMT0114 262G No Table, Mat, 72 inch Patterson Medical 924052BL Patterson Medical 924052BL Metron Value 6' x 8' Black [924052BL] Received Project Owner Owner 2-Movable, Elect 1 2 944.17 1,888.34 78.04 2,126.89 2,126.89 Series 1440 Dual Lift Powermatic (6 x 8) Physical Therapy/In Patient InPatient Gym GY2001 5942-012 TMT0078 262G1 No Table, Mat, Hi-Low, Electric, 72 inch Hausmann Industries 1440-68-113/081206382/921138 Patterson Medical 1440-68-113/081206382/921138 Blue Received Project Owner Owner 1-Fixed 1 2 4,492.86 8,985.72 371.37 10,120.88 10,120.88 Physical Therapy/In Patient InPatient Gym GY2001 5977-019 TAT0019 No Table, Therapy, Adjustable Height Patterson Medical 8859B Patterson Medical 8859B Laminate Top, Manual, 48x66 Received Project Owner Owner 3-Movable, Non-Elect 1 2 1,343.66 2,687.32 111.06 3,026.81 3,026.81 Physical Therapy/In Patient InPatient Gym GY2001 6533-003 TMP0005 262P No Trampoline, Rebounder Patterson Medical 81053230 Patterson Medical 550898 Economy Rebounder (w/5 balls) Received Project Owner Vendor 1-Fixed 1 1 466.25 466.25 19.27 525.15 525.15 Physical Therapy/In Patient InPatient Gym GY2001 4868-035 TRD0028 262H1 No Treadmill, Exercise (Rehab/PT) Biodex Medical Systems, Inc. 950-420 Biodex Medical Systems, Inc. 950-420 RTM600 w/ Support Bar Shipped Project Owner Owner 1-Fixed 1 1 7,295.00 7,295.00 300.13 8,164.14 8,164.14 Unweighing System, Suspension, Physical Therapy/In Patient InPatient Gym GY2001 5004-003 SUS0003 262H2 No Freestanding Biodex Medical Systems, Inc. 945-480 Biodex Medical Systems, Inc. 945-480 945-480 Offset Shipped Project Owner Owner 1-Fixed 1 1 7,795.00 7,795.00 320.7 8,723.71 8,723.71 Physical Therapy/In Patient Occupational Therapy GY2003 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Allowance, Occupational Therapy Physical Therapy/In Patient Occupational Therapy GY2003 C-217731 C-217731 No Supplies Patterson Medical 081133222 as per the quote Patterson Medical 559031 Word Finding Program Received Project Owner Owner 3-Movable, Non-Elect 1 1 84.27 84.27 3.48 94.92 94.92 Allowance, Occupational Therapy Physical Therapy/In Patient Occupational Therapy GY2003 C-217726 C-217726 No Supplies Patterson Medical 286751269 per the quote Patterson Medical 286751269 per the quote Brainwave-R Complete Kit Received Project Owner Owner 3-Movable, Non-Elect 1 1 491.4 491.4 20.31 553.48 553.48 Allowance, Occupational Therapy Physical Therapy/In Patient Occupational Therapy GY2003 C-217724 C-217724 No Supplies Patterson Medical 286733060 Patterson Medical 286733060 Problem solving picture cards Received Project Owner Owner 3-Movable, Non-Elect 1 1 128.8 128.8 5.32 145.07 145.07 Allowance, Occupational Therapy Physical Therapy/In Patient Occupational Therapy GY2003 C-217723 C-217723 No Supplies Patterson Medical 286751270 Patterson Medical 286751270 Dysarthria Rehab Program Received Project Owner Owner 3-Movable, Non-Elect 1 1 175 175 7.23 197.11 197.11 Physical Therapy/In Patient Occupational Therapy GY2003 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/In Patient Soiled Linen GY2006 3836-040 HAM0010 No Hamper, Linen Pedigo Products P-121-L Pedigo Products P-121-L P-121-L Received Project Owner Owner 3-Movable, Non-Elect 1 1 272.45 272.45 0 295.61 295.61 Physical Therapy/In Patient Therapy Work GY2005 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Physical Therapy/In Patient Therapy Work GY2005 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 3 6.88 20.64 0 22.25 22.25 Physical Therapy/In Patient Treatment GY2004 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Physical Therapy/In Patient Treatment GY2004 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Physical Therapy/In Patient Treatment GY2004 6260-012 MAY0011 No Stand, Mayo, Foot-Operated Pedigo Products P-1066-SS Pedigo Products P-1066-SS P-1066-SS Received Project Owner Owner 3-Movable, Non-Elect 1 1 430.55 430.55 0 467.15 467.15 Physical Therapy/In Patient Treatment GY2004 C-282720 C-282720 No Stool, Exam, Cushion-Seat Humanscale Healthcare F300TK281 (Specifics per attached Quote) Claflin Medical Equipment F300TK281 (Specifics per attached Quote) Pony Saddle Task Stools Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 189.62 189.62 0 205.74 205.74 Physical Therapy/In Patient Treatment GY2004 5960-011 TBL0159 262T1 No Table, Exam/Treatment, Hi-Low DJO Global, for Chattanooga Products CESS-6125-00IM (Imperial Blue) Claflin Medical Equipment CESS-6125-00IM (Imperial Blue) Adapta ADP 300 Received Project Owner Owner 2-Movable, Elect 1 1 1,865.37 1,865.37 0 2,023.93 2,023.93 Waste Can, Client requested Step On to be Physical Therapy/In Patient Treatment GY2004 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/In Patient Treatment GY2004 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/Out Patient ADL Suite GY1093 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 SmartMount ST670 Univ. Tilt (Security, 46''- Physical Therapy/Out Patient ADL Suite GY1093 6418-034 BRK0173 61 No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. ST670 Commercial Sales & Service ST670 90'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Physical Therapy/Out Patient ADL Suite GY1093 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Physical Therapy/Out Patient ADL Suite GY1093 3704-033 DSH0208 Yes Dishwasher, Undercounter, Domestic Whirlpool Corporation WDF320PADS (C5917) DIRECT SUPPLY HEALTHCARE WDF320PADS WDF320PADS (Stainless) Received Project Owner Contractor 1-Fixed 1 1 1 311.76 311.76 10.77 347.69 347.69 Physical Therapy/Out Patient ADL Suite GY1093 BW563ZC OPT0000 Option Option, Option Whirlpool Corporation E2978 DIRECT SUPPLY HEALTHCARE E2978 Power Cord Received Project Owner Owner 1-Fixed 1 0 1 10.77 0 10.77 11.61 0 3 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room Qty ItemQty Opt Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Qty Cost Subtotal Subtotal Config Total Physical Therapy/Out Patient ADL Suite GY1093 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 SharpSafety In-Room 8518X w/ Mailbox Physical Therapy/Out Patient ADL Suite GY1093 3723-038 DIS0295 232.2 No Disposal, Sharps, Wall Mount Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Duet Steam Electric WED94HEAW (7.4 cu. Physical Therapy/Out Patient ADL Suite GY1093 3753-048 DRY0130 Yes Dryer, Laundry, Domestic Whirlpool Corporation WED95HEDW DIRECT SUPPLY HEALTHCARE WED95HEDW ft./White) Received Project Owner Contractor 1-Fixed 1 1 2 983.53 983.53 35.16 1,098.15 1,098.15 Physical Therapy/Out Patient ADL Suite GY1093 BW409ZC OPT0000 Option Option, 4 Prong #13046 Whirlpool Corporation DIRECT SUPPLY HEALTHCARE Power Cord Received Project Owner Owner 1-Fixed 1 0 1 9.33 0 9.33 10.06 0 Physical Therapy/Out Patient ADL Suite GY1093 BW393ZC OPT0000 Option Option, Option Whirlpool Corporation W10044609A DIRECT SUPPLY HEALTHCARE W10044609A Hose Kit for WED95HEDW Received Project Owner Owner 1-Fixed 1 0 1 25.83 0 25.83 27.84 0 30" Range Hood with the FIT System - Physical Therapy/Out Patient ADL Suite GY1093 C-282449 C-282449 172 No Hood, Range, Exhaust, Non-Vented Whirlpool Corporation UXT4030ADS DIRECT SUPPLY HEALTHCARE UXT4030ADS Stainless Steel Received Project Owner Contractor 1-Fixed 1 1 81.4 81.4 0 87.75 87.75 Physical Therapy/Out Patient ADL Suite GY1093 4103-131 OVN0294 173 No Oven, Domestic, Microwave, Countertop GE Appliances JES1145SHSS DIRECT SUPPLY HEALTHCARE JES1145SHSS JES1145SHSS (1.1 cu.ft. Stainless) Received Project Owner Contractor 1-Fixed 1 1 110.59 110.59 0 119.22 119.22 Physical Therapy/Out Patient ADL Suite GY1093 4208-050 RNG0181 174 Yes Range, Electric GE Appliances JS630SFSS DIRECT SUPPLY HEALTHCARE JS630SFSS JS630SFSS (30'' Slide-In Stainless/ADA) Received Project Owner Contractor 1-Fixed 1 1 1 1,129.41 1,129.41 12.31 1,230.77 1,230.77 Physical Therapy/Out Patient ADL Suite GY1093 BW621ZC OPT0000 Option Option, 4 Prong #87132 GE Appliances DIRECT SUPPLY HEALTHCARE Power Cord Received Project Owner Owner 1-Fixed 1 0 1 12.31 0 12.31 13.27 0 Energy Star GIE18GSHSS (17.5 cu Physical Therapy/Out Patient ADL Suite GY1093 C-282505 C-282505 130 No Refrigerator, Domestic with Freezer GE Appliances GIE18GSHSS DIRECT SUPPLY HEALTHCARE GIE18GSHSS ft/Stainless Steel) Received Project Owner Contractor 1-Fixed 1 1 755.81 755.81 0 814.76 814.76 Physical Therapy/Out Patient ADL Suite GY1093 6897-055 TVS0508 No Television, 50-65 in, Flat Panel LG Commercial Products 55LN541C LG Commercial Products 55LN541C 55LN541C 55'' LED Backlit LCD HDTV Validated Construction Owner Owner 2-Movable, Elect 1 1 0 0 0 0 0 Physical Therapy/Out Patient ADL Suite GY1093 C-282861 C-282861 No Video System, Game To Be Determined Peter will purchase locally To Be Determined Peter will purchase locally Wii Validated Unfunded Owner Owner 2-Movable, Elect 1 1 0 0 0 0 0 Physical Therapy/Out Patient ADL Suite GY1093 4673-089 WSH0298 No Washer, Clothes Whirlpool Corporation WTW5000DW DIRECT SUPPLY HEALTHCARE WTW5000DW WTW5000DW (4.3 cu.ft/White) Received Project Owner Contractor 1-Fixed 1 1 563.53 563.53 0 607.49 607.49 Physical Therapy/Out Patient ADL Toilet GY1093A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/Out Patient Clean Linen GY1087 5844-015 SPC0672 No Cart, Supply, Linen, 36" InterMetro Industries Corporation AST35DC InterMetro Industries Corporation AST35DC Super Erecta AST35DC (36x24x59 Std Duty) Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 451.97 451.97 0 490.39 490.39 Allowance, Equipment, P. T. - No Charge, Physical Therapy/Out Patient Equipment Storage GY1086 C-219267 C-219267 No See quote for agreement. Bioness TSC-1000/No Charge Per Attached Quote Bioness TSC-1000/No Charge Per Attached Quote Training Course & Support Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 0 0 0 0 0 Physical Therapy/Out Patient Equipment Storage GY1086 C-244746 C-244746 No Allowance, Equipment, Physical Therapy Patterson Medical 81274174 Patterson Medical A4057 Rolyan Semi Circular Peg Board Received Project Owner Owner 3-Movable, Non-Elect 1 1 97.55 97.55 4.03 109.87 109.87 Physical Therapy/Out Patient Equipment Storage GY1086 C-244715 C-244715 No Allowance, Equipment, Physical Therapy Patterson Medical 81172725 Patterson Medical 655702 Transfer Belt, 72" Received Project Owner Owner 3-Movable, Non-Elect 1 1 4.75 4.75 0.2 5.35 5.35 Physical Therapy/Out Patient Equipment Storage GY1086 C-244713 C-244713 No Allowance, Equipment, Physical Therapy Patterson Medical 81170513 Patterson Medical 6347 STD Adjustable Cane Received Project Owner Owner 3-Movable, Non-Elect 1 10 14.36 143.6 5.93 161.74 161.74 Physical Therapy/Out Patient Equipment Storage GY1086 C-244714 C-244714 No Allowance, Equipment, Physical Therapy Patterson Medical 81172709 Patterson Medical 655701 Transfer Belt, 54" Received Project Owner Owner 3-Movable, Non-Elect 1 1 5.65 5.65 0.23 6.36 6.36 Physical Therapy/Out Patient Equipment Storage GY1086 C-244585 C-244585 No Allowance, Equipment, Physical Therapy Patterson Medical 81032572 Patterson Medical 5247 Finger Helper, Teal Received Project Owner Owner 3-Movable, Non-Elect 1 1 9.51 9.51 0.39 10.71 10.71 Physical Therapy/Out Patient Equipment Storage GY1086 C-243787 C-243787 No Allowance, Equipment, Physical Therapy Patterson Medical 81031079 Patterson Medical 515301 Plastic Stack. Cones, LG, Set /30 Received Project Owner Owner 3-Movable, Non-Elect 1 1 27.78 27.78 1.15 31.29 31.29 Physical Therapy/Out Patient Equipment Storage GY1086 C-243753 C-243753 Yes Allowance, Equipment, Physical Therapy Patterson Medical 81008028 Patterson Medical 212801 HIP Replacement Kit w/out 6756 Received Project Owner Owner 3-Movable, Non-Elect 1 1 1 16.17 16.17 0.67 18.21 18.21 Physical Therapy/Out Patient Equipment Storage GY1086 BH827YD OPT0000 Option Option, Accessory Patterson Medical 81008044 Patterson Medical 2128A Components for ##2128 Kit Received Project Owner Owner 3-Movable, Non-Elect 1 0 1 0 0 0 0 0 Physical Therapy/Out Patient Equipment Storage GY1086 C-240796 C-240796 No Allowance, Equipment, Physical Therapy Patterson Medical 81605328 Patterson Medical 960635 Shoulder Arc, Double Curve Received Project Owner Owner 3-Movable, Non-Elect 1 1 169.96 169.96 7.02 191.43 191.43 Physical Therapy/Out Patient Equipment Storage GY1086 C-238397 C-238397 No Allowance, Equipment, Physical Therapy Patterson Medical 81012426 Patterson Medical 2794D 2794D - TumbleForms 12x36 Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 155.41 155.41 6.42 175.04 175.04 Physical Therapy/Out Patient Equipment Storage GY1086 C-238393 C-238393 No Allowance, Equipment, Physical Therapy Patterson Medical 81012459 Patterson Medical 2794G 2794G - TumbleForms 8x36 Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 108.67 108.67 4.49 122.4 122.4 Physical Therapy/Out Patient Equipment Storage GY1086 C-238392 C-238392 No Allowance, Equipment, Physical Therapy Patterson Medical 81430032 Patterson Medical 9691-09 969109 - 32 Piece Cuff Weight Set Received Project Owner Owner 3-Movable, Non-Elect 1 1 355.9 355.9 14.71 400.86 400.86 Physical Therapy/Out Patient Equipment Storage GY1086 C-245861 C-245861 No Allowance, Equipment, Physical Therapy Patterson Medical 81097021 Patterson Medical 554640 Half Round Knee elevation Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.57 36.57 1.51 41.19 41.19 Physical Therapy/Out Patient Equipment Storage GY1086 C-244743 C-244743 No Allowance, Equipment, Physical Therapy Patterson Medical 81234764 Patterson Medical 92717902 Latex Free Theraband, 25YD, Green Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.94 36.94 1.53 41.61 41.61 Physical Therapy/Out Patient Equipment Storage GY1086 C-244740 C-244740 No Allowance, Equipment, Physical Therapy Patterson Medical 81299528 Patterson Medical A92680 Rolyan Ex Ball Yellow, 45cm. (17-3/4") Received Project Owner Owner 3-Movable, Non-Elect 1 1 11.88 11.88 0.49 13.38 13.38 Physical Therapy/Out Patient Equipment Storage GY1086 C-244736 C-244736 No Allowance, Equipment, Physical Therapy Patterson Medical 81299551 Patterson Medical A92683 Rolyan Exercise Ball Red 75cm (29-1/2") (1) Received Project Owner Owner 3-Movable, Non-Elect 1 1 11.6 11.6 0.48 13.07 13.07 Physical Therapy/Out Patient Equipment Storage GY1086 C-244732 C-244732 No Allowance, Equipment, Physical Therapy Patterson Medical 81034917 Patterson Medical 540004 Rehab WT Bar, 3 lb., Red Received Project Owner Owner 3-Movable, Non-Elect 1 1 31.19 31.19 1.29 35.13 35.13 Physical Therapy/Out Patient Equipment Storage GY1086 C-244729 C-244729 No Allowance, Equipment, Physical Therapy Patterson Medical 81032564 Patterson Medical 5246 Thumb Helper, Purle Received Project Owner Owner 3-Movable, Non-Elect 1 1 10.38 10.38 0.43 11.69 11.69 Physical Therapy/Out Patient Equipment Storage GY1086 C-244721 C-244721 No Allowance, Equipment, Physical Therapy Patterson Medical 81214170 Patterson Medical 922554 Valtrode Cloth 2" Square - 40/PK Received Project Owner Owner 3-Movable, Non-Elect 1 1 32.92 32.92 1.36 37.08 37.08 Physical Therapy/Out Patient Equipment Storage GY1086 C-217751 C-217751 No Allowance, Equipment, Physical Therapy Patterson Medical 81184522 Patterson Medical 716801 Theraband, Thin, Yellow, 6X50YD Received Project Owner Owner 3-Movable, Non-Elect 1 1 54.8 54.8 2.26 61.72 61.72 Physical Therapy/Out Patient Equipment Storage GY1086 C-217753 C-217753 No Allowance, Equipment, Physical Therapy Patterson Medical 81184548 Patterson Medical 716803 Theraband, Heavy, Green, 6X50YD Received Project Owner Owner 3-Movable, Non-Elect 1 1 62.73 62.73 2.59 70.65 70.65 Physical Therapy/Out Patient Equipment Storage GY1086 C-217755 C-217755 No Allowance, Equipment, Physical Therapy Patterson Medical 81184563 Patterson Medical 716805 Theraband, Spec Hvy, Blk Received Project Owner Owner 3-Movable, Non-Elect 1 1 78 78 3.22 87.85 87.85 Physical Therapy/Out Patient Equipment Storage GY1086 C-217757 C-217757 No Allowance, Equipment, Physical Therapy Patterson Medical 81195411 Patterson Medical 812803 Gymnic Ball 25" Colors will Vary Received Project Owner Owner 3-Movable, Non-Elect 1 1 17.64 17.64 0.73 19.87 19.87 Physical Therapy/Out Patient Equipment Storage GY1086 C-217759 C-217759 No Allowance, Equipment, Physical Therapy Patterson Medical 81195437 Patterson Medical 812805 Gymnic Ball 33" Colors will vary Received Project Owner Owner 3-Movable, Non-Elect 1 1 31.39 31.39 1.3 35.36 35.36 Physical Therapy/Out Patient Equipment Storage GY1086 C-217762 C-217762 No Allowance, Equipment, Physical Therapy Patterson Medical 81522846 Patterson Medical 81522846 1" Diameter Weight Plate - 1.25lbs Received Project Owner Owner 3-Movable, Non-Elect 1 1 12.71 12.71 0.53 14.32 14.32 Physical Therapy/Out Patient Equipment Storage GY1086 C-217785 C-217785 No Allowance, Equipment, Physical Therapy Patterson Medical 81011873 Patterson Medical 2700E 8X36" Valu-Form Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 93.08 93.08 3.85 104.84 104.84 Physical Therapy/Out Patient Equipment Storage GY1086 C-217768 C-217768 No Allowance, Equipment, Physical Therapy Patterson Medical 81196971 Patterson Medical 836702 Lauri Tall Stacker Pegs, 100 Received Project Owner Owner 3-Movable, Non-Elect 1 1 19.29 19.29 0.8 21.73 21.73 Physical Therapy/Out Patient Equipment Storage GY1086 C-243765 C-243765 No Allowance, Equipment, Physical Therapy Patterson Medical 81031020 Patterson Medical 5149A Dumbbell Set (1-10 lb Pairs) Received Project Owner Owner 3-Movable, Non-Elect 1 1 164.8 164.8 6.81 185.62 185.62 Physical Therapy/Out Patient Equipment Storage GY1086 C-217777 C-217777 No Allowance, Equipment, Physical Therapy Patterson Medical 81605310 Patterson Medical 960634 Shoulder Arc, Single Curve Received Project Owner Owner 3-Movable, Non-Elect 1 1 169.96 169.96 7.02 191.43 191.43 Physical Therapy/Out Patient Equipment Storage GY1086 C-217780 C-217780 No Allowance, Equipment, Physical Therapy Patterson Medical 81276682 Patterson Medical A5002 Stacking Cone Patteren Base Received Project Owner Owner 3-Movable, Non-Elect 1 1 99.21 99.21 4.1 111.74 111.74 Physical Therapy/Out Patient Equipment Storage GY1086 C-244719 C-244719 No Allowance, Equipment, Physical Therapy Patterson Medical 81204411 Patterson Medical 920718 Disposable Mouth Mirror Received Project Owner Owner 3-Movable, Non-Elect 1 1 14.67 14.67 0.61 16.52 16.52 Physical Therapy/Out Patient Equipment Storage GY1086 C-217783 C-217783 No Allowance, Equipment, Physical Therapy Patterson Medical 81011865 Patterson Medical 2700D 4X24" Valu-Form Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 49.23 49.23 2.03 55.45 55.45 Physical Therapy/Out Patient Equipment Storage GY1086 C-217792 C-217792 No Allowance, Equipment, Physical Therapy Patterson Medical 81021344 Patterson Medical 4015 Safety Cards in the Home Received Project Owner Owner 3-Movable, Non-Elect 1 1 56 56 2.31 63.07 63.07 Physical Therapy/Out Patient Equipment Storage GY1086 C-217793 C-217793 No Allowance, Equipment, Physical Therapy Patterson Medical 81021617 Patterson Medical 4045 Everyday Objects Cards Received Project Owner Owner 3-Movable, Non-Elect 1 1 43.33 43.33 1.79 48.8 48.8 Physical Therapy/Out Patient Equipment Storage GY1086 C-217795 C-217795 No Allowance, Equipment, Physical Therapy Patterson Medical 81076835 Patterson Medical 5528-77 Universal 5" Wheels Received Project Owner Owner 3-Movable, Non-Elect 1 1 17.12 17.12 0.71 19.28 19.28 Physical Therapy/Out Patient Equipment Storage GY1086 C-224473 C-224473 No Allowance, Equipment, Physical Therapy Patterson Medical 81033125 Patterson Medical 5291 Graded ROM Arc Received Project Owner Owner 3-Movable, Non-Elect 1 1 63.29 63.29 2.62 71.29 71.29 Physical Therapy/Out Patient Equipment Storage GY1086 C-224465 C-224465 No Allowance, Equipment, Physical Therapy Patterson Medical 81286384 Patterson Medical A665302 Basic Assistive Device Kit II Received Project Owner Owner 3-Movable, Non-Elect 1 1 16.3 16.3 0.67 18.36 18.36 Dycem Bulk Roll Matting, Non-Slip, 16" x Physical Therapy/Out Patient Equipment Storage GY1086 C-280842 C-280842 No Allowance, Equipment, Physical Therapy Claflin Medical Equipment FABRI-50-1505S Claflin Medical Equipment FABRI-50-1505S 10yd; Color: Silver Received Project Owner Owner 3-Movable, Non-Elect 1 1 182.54 182.54 0 198.06 198.06 Physical Therapy/Out Patient Equipment Storage GY1086 C-217798 C-217798 No Allowance, Equipment, Physical Therapy Patterson Medical 81423367 Patterson Medical 5659-28 Padded Wrist/Ankle Strap Received Project Owner Owner 3-Movable, Non-Elect 1 1 26.99 26.99 1.12 30.4 30.4 Physical Therapy/Out Patient Equipment Storage GY1086 C-217796 C-217796 No Allowance, Equipment, Physical Therapy Patterson Medical 81005420 Patterson Medical 1498 Stacking Cones, 4.5X2.5, Set/30 5 ea color Received Project Owner Owner 3-Movable, Non-Elect 1 1 102.14 102.14 4.22 115.04 115.04 Physical Therapy/Out Patient Equipment Storage GY1086 C-217794 C-217794 No Allowance, Equipment, Physical Therapy Patterson Medical 81033000 Patterson Medical 5277 Resostv Clothespins Pinc Exer Received Project Owner Owner 3-Movable, Non-Elect 1 1 115.19 115.19 4.76 129.74 129.74 Physical Therapy/Out Patient Equipment Storage GY1086 C-217786 C-217786 No Allowance, Equipment, Physical Therapy Patterson Medical 81011881 Patterson Medical 2700F 12X36" Valu-Form Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 121.61 121.61 5.03 136.97 136.97 Physical Therapy/Out Patient Equipment Storage GY1086 C-217797 C-217797 No Allowance, Equipment, Physical Therapy Patterson Medical 81034065 Patterson Medical 5327-04 Rocker Board comp Kit w/stand Received Project Owner Owner 3-Movable, Non-Elect 1 1 222.81 222.81 9.21 250.96 250.96 Physical Therapy/Out Patient Equipment Storage GY1086 C-217784 C-217784 No Allowance, Equipment, Physical Therapy Patterson Medical 81011832 Patterson Medical 2700A 6X24" Valu-Form Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 57.64 57.64 2.38 64.92 64.92 Physical Therapy/Out Patient Equipment Storage GY1086 C-217781 C-217781 No Allowance, Equipment, Physical Therapy Patterson Medical 81288703 Patterson Medical A725-1 Resistive Exercise Board Received Project Owner Owner 3-Movable, Non-Elect 1 1 103.31 103.31 4.27 116.36 116.36 Physical Therapy/Out Patient Equipment Storage GY1086 C-217778 C-217778 No Allowance, Equipment, Physical Therapy Patterson Medical 81274166 Patterson Medical A4055 Rolyan Horizontal Ring Tree Received Project Owner Owner 3-Movable, Non-Elect 1 1 204.23 204.23 8.44 230.03 230.03 Physical Therapy/Out Patient Equipment Storage GY1086 C-217776 C-217776 No Allowance, Equipment, Physical Therapy Patterson Medical 81273010 Patterson Medical A397-10 Digi-Flex set of 5 Cinic Display Received Project Owner Owner 3-Movable, Non-Elect 1 1 80.71 80.71 3.34 90.91 90.91 Physical Therapy/Out Patient Equipment Storage GY1086 C-244744 C-244744 No Allowance, Equipment, Physical Therapy Patterson Medical 81271543 Patterson Medical A37079IB Performa Bolster Multiset - Imperial Blue Received Project Owner Owner 3-Movable, Non-Elect 1 1 126.49 126.49 5.23 142.47 142.47 Physical Therapy/Out Patient Equipment Storage GY1086 C-217770 C-217770 No Allowance, Equipment, Physical Therapy Patterson Medical 81196989 Patterson Medical 836703 Giant Pegboard 17", 196 holes Received Project Owner Owner 3-Movable, Non-Elect 1 1 17.45 17.45 0.72 19.65 19.65 Physical Therapy/Out Patient Equipment Storage GY1086 C-244584 C-244584 No Allowance, Equipment, Physical Therapy Patterson Medical 81032010 Patterson Medical 5189 Shoulder Exercise Ladder Received Project Owner Owner 3-Movable, Non-Elect 1 1 102.01 102.01 4.22 114.9 114.9 Physical Therapy/Out Patient Equipment Storage GY1086 C-217763 C-217763 No Allowance, Equipment, Physical Therapy Patterson Medical 81522853 Patterson Medical 81522853 1" Diameter Weight Plate - 2.5lbs Received Project Owner Owner 3-Movable, Non-Elect 1 1 14.41 14.41 0.6 16.23 16.23 Physical Therapy/Out Patient Equipment Storage GY1086 C-217760 C-217760 No Allowance, Equipment, Physical Therapy Patterson Medical 81195445 Patterson Medical 812806 Gymnic Ball 37" Colors will vary Received Project Owner Owner 3-Movable, Non-Elect 1 1 34.62 34.62 1.43 38.99 38.99 4 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room ItemQty Opt Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Qty Qty Cost Subtotal Subtotal Config Total Physical Therapy/Out Patient Equipment Storage GY1086 C-217758 C-217758 No Allowance, Equipment, Physical Therapy Patterson Medical 81195429 Patterson Medical 812804 Gymnic Ball 29" Colors will vay Received Project Owner Owner 3-Movable, Non-Elect 1 1 21.03 21.03 0.87 23.69 23.69 Physical Therapy/Out Patient Equipment Storage GY1086 C-217756 C-217756 No Allowance, Equipment, Physical Therapy Patterson Medical 81187194 Patterson Medical 7469 Buck Neurological Hammer Received Project Owner Owner 3-Movable, Non-Elect 1 1 8.84 8.84 0.37 9.96 9.96 Physical Therapy/Out Patient Equipment Storage GY1086 C-217754 C-217754 No Allowance, Equipment, Physical Therapy Patterson Medical 81184555 Patterson Medical 716804 Theraband, XHeavy, Blue, 6X50YD Received Project Owner Owner 3-Movable, Non-Elect 1 1 71 71 2.93 79.97 79.97 Physical Therapy/Out Patient Equipment Storage GY1086 C-217752 C-217752 No Allowance, Equipment, Physical Therapy Patterson Medical 81184530 Patterson Medical 716802 as per the quote Theraband, Medium, Red, 6X50YD Received Project Owner Owner 3-Movable, Non-Elect 1 1 56.71 56.71 2.34 63.87 63.87 Physical Therapy/Out Patient Equipment Storage GY1086 C-244720 C-244720 No Allowance, Equipment, Physical Therapy Patterson Medical 81204460 Patterson Medical 920723 Gum Massage Brush 3/Set Received Project Owner Owner 3-Movable, Non-Elect 1 1 15.86 15.86 0.66 17.86 17.86 Physical Therapy/Out Patient Equipment Storage GY1086 C-217750 C-217750 No Allowance, Equipment, Physical Therapy Patterson Medical 81184514 Patterson Medical 716800 THERABAND, ULTRA THIN, TAN Received Project Owner Owner 3-Movable, Non-Elect 1 1 55.36 55.36 2.29 62.35 62.35 Physical Therapy/Out Patient Equipment Storage GY1086 C-244731 C-244731 No Allowance, Equipment, Physical Therapy Patterson Medical 81034883 Patterson Medical 540001 Rehab WT Bar, 1.5 LB., Yellow Received Project Owner Owner 3-Movable, Non-Elect 1 1 29.46 29.46 1.22 33.18 33.18 Rolyan Exercise Ball Blue 85CM (33 -1/2") Physical Therapy/Out Patient Equipment Storage GY1086 C-244735 C-244735 No Allowance, Equipment, Physical Therapy Patterson Medical 81299569 Patterson Medical A92684 (1) Received Project Owner Owner 3-Movable, Non-Elect 1 1 28.46 28.46 1.18 32.06 32.06 Physical Therapy/Out Patient Equipment Storage GY1086 C-244738 C-244738 No Allowance, Equipment, Physical Therapy Patterson Medical 81234756 Patterson Medical 92717901 Latex Free Theraband, 25YD., Red Received Project Owner Owner 3-Movable, Non-Elect 1 1 32.51 32.51 1.34 36.62 36.62 Physical Therapy/Out Patient Equipment Storage GY1086 C-244741 C-244741 No Allowance, Equipment, Physical Therapy Patterson Medical 81234772 Patterson Medical 92717903 Latex Free Theraband, 25YD, Blue Received Project Owner Owner 3-Movable, Non-Elect 1 1 43.07 43.07 1.78 48.51 48.51 Physical Therapy/Out Patient Equipment Storage GY1086 C-244865 C-244865 No Allowance, Equipment, Physical Therapy Patterson Medical 81034966 Patterson Medical 540009 Rehab WT Bar, 6lb., Light Blue Received Project Owner Owner 3-Movable, Non-Elect 1 1 32.92 32.92 1.36 37.08 37.08 Physical Therapy/Out Patient Equipment Storage GY1086 C-238391 C-238391 No Allowance, Equipment, Physical Therapy Patterson Medical 81413129 Patterson Medical 561256 Therapy Ball, Green, 65CM Received Project Owner Owner 3-Movable, Non-Elect 1 1 23.95 23.95 0.99 26.98 26.98 Physical Therapy/Out Patient Equipment Storage GY1086 C-243761 C-243761 No Allowance, Equipment, Physical Therapy Patterson Medical 81014935 Patterson Medical 3041G Polysonic Lot, 1 Gal. Received Project Owner Owner 3-Movable, Non-Elect 1 1 24.66 24.66 1.02 27.78 27.78 Physical Therapy/Out Patient Equipment Storage GY1086 C-238395 C-238395 No Allowance, Equipment, Physical Therapy Patterson Medical 81012418 Patterson Medical 2794C 2794C - 10x36 TumbleForms Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 127.56 127.56 5.27 143.67 143.67 Physical Therapy/Out Patient Equipment Storage GY1086 C-239805 C-239805 No Allowance, Equipment, Physical Therapy Patterson Medical 81304799 Patterson Medical A99770 A99770 Sof-Stretch Coil - Long-Small Received Project Owner Owner 3-Movable, Non-Elect 1 1 25.46 25.46 1.05 28.68 28.68 Physical Therapy/Out Patient Equipment Storage GY1086 C-241496 C-241496 No Allowance, Equipment, Physical Therapy Patterson Medical 81266824 Patterson Medical A32810 Putty Containers 3 oz. w/ lids, 10 Received Project Owner Owner 3-Movable, Non-Elect 1 1 3.85 3.85 0.16 4.34 4.34 Physical Therapy/Out Patient Equipment Storage GY1086 C-243764 C-243764 No Allowance, Equipment, Physical Therapy Patterson Medical 81021773 Patterson Medical 4052 The Daily Communicator 4052 Received Project Owner Owner 3-Movable, Non-Elect 1 1 25.29 25.29 1.05 28.48 28.48 Physical Therapy/Out Patient Equipment Storage GY1086 C-217764 C-217764 No Allowance, Equipment, Physical Therapy Patterson Medical 81522861 Patterson Medical 81522861 1" Diameter Weight Plate - 5lbs Received Project Owner Owner 3-Movable, Non-Elect 1 1 22.06 22.06 0.91 24.85 24.85 Physical Therapy/Out Patient Equipment Storage GY1086 C-244708 C-244708 No Allowance, Equipment, Physical Therapy Patterson Medical 81053461 Patterson Medical 550923 Master Set Z (2 ea of 1/2-10) 26 Piece Total Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 334.28 334.28 13.82 376.51 376.51 Physical Therapy/Out Patient Equipment Storage GY1086 C-244712 C-244712 No Allowance, Equipment, Physical Therapy Patterson Medical 81427871 Patterson Medical 565908 Fitball Display Stackers Received Project Owner Owner 3-Movable, Non-Elect 1 1 7.66 7.66 0.32 8.63 8.63 Physical Therapy/Out Patient Equipment Storage GY1086 C-217766 C-217766 No Allowance, Equipment, Physical Therapy Patterson Medical 81195627 Patterson Medical 8160 Pegboard w/colored pegs Received Project Owner Owner 3-Movable, Non-Elect 1 1 64.73 64.73 2.68 72.91 72.91 Physical Therapy/Out Patient Equipment Storage GY1086 C-217765 C-217765 No Allowance, Equipment, Physical Therapy Patterson Medical 81522887 Patterson Medical 81522887 1" Diameter Weight Plate - 10lbs Received Project Owner Owner 3-Movable, Non-Elect 1 1 37.36 37.36 1.54 42.08 42.08 Physical Therapy/Out Patient Equipment Storage GY1086 C-217772 C-217772 No Allowance, Equipment, Physical Therapy Patterson Medical 81430057 Patterson Medical 969111 Small Bellows Foot Pump Received Project Owner Owner 3-Movable, Non-Elect 1 1 11.67 11.67 0.48 13.14 13.14 Physical Therapy/Out Patient Equipment Storage GY1086 C-217775 C-217775 No Allowance, Equipment, Physical Therapy Patterson Medical A348-1 Patterson Medical A348-1 Black Rolyan Ergonomic Hand Exercise Received Project Owner Owner 3-Movable, Non-Elect 1 1 5.7 5.7 0.24 6.42 6.42 Physical Therapy/Out Patient Equipment Storage GY1086 C-279857 C-279857 No Allowance, Equipment, Physical Therapy Patterson Medical 81012392 Patterson Medical 81012392 2794A - TumbleForms 4x24 Roll Received Project Owner Owner 3-Movable, Non-Elect 1 1 58.26 58.26 2.41 65.62 65.62 Physical Therapy/Out Patient Equipment Storage GY1086 C-219267 C-219267 No Allowance, Equipment, Physical Therapy Bioness TSC-1000 Bioness TSC-1000 Training Course & Support Received Project Owner Owner 3-Movable, Non-Elect 1 1 2,200.00 2,200.00 3.21 2,390.21 2,390.21 Physical Therapy/Out Patient Equipment Storage GY1086 C-219263 C-219263 No Allowance, Equipment, Physical Therapy Bioness L3P-4100 Bioness L3P-4100 L300 Plus Clinician's Pack Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 2,500.00 2,500.00 3.64 2,716.14 2,716.14 Physical Therapy/Out Patient Equipment Storage GY1086 C-219264 C-219264 No Allowance, Equipment, Physical Therapy Bioness L3P-5000 Bioness L3P-5000 L300 Plus System Kit, Right regular Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 10,880.00 10,880.00 15.86 11,820.66 11,820.66 Physical Therapy/Out Patient Equipment Storage GY1086 C-219265 C-219265 No Allowance, Equipment, Physical Therapy Bioness L3P5001 Bioness L3P5001 L300 Plus System Kit, Left regular Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 10,880.00 10,880.00 15.86 11,820.66 11,820.66 Physical Therapy/Out Patient Equipment Storage GY1086 C-219266 C-219266 No Allowance, Equipment, Physical Therapy Bioness LG34000 Bioness LG34000 L300 Clinician's Kit Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 3,500.00 3,500.00 5.1 3,802.60 3,802.60 Cables, Nurse Call (800,S37,JE,BE,2L, Physical Therapy/Out Patient Equipment Storage GY1086 C-284982 C-284982 No Bed, Electric, Nurse Call Cables Linet Americas, Inc. BIC-19C0-A05-8 Linet Americas, Inc. BIC-19C0-A05-8 STD,790) Purchased Project Owner Owner 2-Movable, Elect 1 40 85.86 3,434.40 0 3,726.32 3,726.32 Physical Therapy/Out Patient Equipment Storage GY1086 6246-017 RCK0485 No Cart, Equipment, Weights Hausmann Industries 81297092 Patterson Medical A873505 5565-100 Accessorized Combo Rack Received Project Owner Owner 3-Movable, Non-Elect 1 1 759.16 759.16 31.38 855.06 855.06 Physical Therapy/Out Patient Equipment Storage GY1086 C-285222 C-285222 ADDED ITEM No Cart, Supply, Allowance MJM International Corp, Inc. 325-4C (TAN MESH) Claflin Medical Equipment 325-4C (TAN MESH) Therapy Cart w/ 4 Shelves (TAN MESH) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 254.94 254.94 0 274.83 274.83 Physical Therapy/Out Patient Equipment Storage GY1086 C-284971 C-284971 ADDED No Cart, Utility, Polymer Grainger 35KT24 Grainger 35KT24 Utility Cart, Beige, 38 1/4"H Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 169.43 169.43 0 182.65 182.65 Physical Therapy/Out Patient Equipment Storage GY1086 C-240784 C-240784 No Goniometer, Allowance Patterson Medical 81187475 Patterson Medical 7512 8" Standard Goniometer Received Project Owner Owner 3-Movable, Non-Elect 1 1 8.84 8.84 0.37 9.96 9.96 Physical Therapy/Out Patient Equipment Storage GY1086 C-240783 C-240783 No Goniometer, Allowance Patterson Medical 81187467 Patterson Medical 7510 6 3/4" Plastic Goniometer Received Project Owner Owner 3-Movable, Non-Elect 1 1 4.4 4.4 0.18 4.96 4.96 Physical Therapy/Out Patient Equipment Storage GY1086 C-279864 C-279864 No Goniometer, Handheld Patterson Medical 81197433 Patterson Medical 81197433 Baseline 180 Digit Goniometer Received Project Owner Owner 4-Instruments 1 1 26.62 26.62 1.1 29.98 29.98 Physical Therapy/Out Patient Equipment Storage GY1086 4298-006 SHL0070 No Shelving, Wire, Chrome, 48 InterMetro Industries Corporation (4x)2448NC/(4x)63P InterMetro Industries Corporation (4x)2448NC/(4x)63P Super Erecta 48x24x63 (4-Tier) Purchased Project Owner Vendor 3-Movable, Non-Elect 1 5 216.64 1,083.20 0 1,175.27 1,175.27 Physical Therapy/Out Patient Equipment Storage GY1086 C-285542 C-285542 Yes Stimulator, Muscle (NEUROMUSCULAR) E-SWALLOW ESWALLOW TREATMENT UNIT E-SWALLOW ESWALLOW TREATMENT UNIT ESWALLOW TREATMENT UNIT Purchased Project Owner Owner 2-Movable, Elect 1 1 1 899 899 159 1,140.52 1,140.52 Physical Therapy/Out Patient Equipment Storage GY1086 BX169RD OPT0000 Option Option, Option E-SWALLOW ELECTRODES (PACK OF 10) E-SWALLOW ELECTRODES (PACK OF 10) ELI Premium AG+ (10) Electrodes Purchased Project Owner Owner 0-Unassigned 1 0 1 159 0 159 171.4 0 Physical Therapy/Out Patient Equipment Storage GY1086 C-281592 C-281592 No Stimulator, Muscle, Functional Bioness H2W-5500 Bioness H2W-5500 H200 Wireless System Kit, Right (large) Received Project Owner Owner 3-Movable, Non-Elect 1 1 7,908.00 7,908.00 11.53 8,591.71 8,591.71 Physical Therapy/Out Patient Equipment Storage GY1086 C-281590 C-281590 No Stimulator, Muscle, Functional Bioness H2W-5400 Bioness H2W-5400 H200 Wireless System Kit, Left (large) Received Project Owner Owner 3-Movable, Non-Elect 1 1 7,908.00 7,908.00 11.53 8,591.71 8,591.71 Physical Therapy/Out Patient Equipment Storage GY1086 C-281600 C-281600 No Stimulator, Muscle, Functional Bioness H2W-4100 Bioness H2W-4100 H200 Wireless Clinician's Kit (large) Received Project Owner Owner 3-Movable, Non-Elect 1 1 3,500.00 3,500.00 5.1 3,802.60 3,802.60 TERRY TROPIC HOT PACK COVER - Physical Therapy/Out Patient Equipment Storage GY1086 C-217804 C-217804 No Therapy Unit, Allowance Patterson Medical 81216811 Patterson Medical 923511 OVERSIZE Received Project Owner Owner 2-Movable, Elect 1 1 15.15 15.15 0.63 17.06 17.06 TONGS, HOT PACK STAINLESS STEEL Physical Therapy/Out Patient Equipment Storage GY1086 C-217806 C-217806 No Therapy Unit, Allowance Patterson Medical 81505320 Patterson Medical 560659 W/SOFT GRIPS Received Project Owner Owner 2-Movable, Elect 1 1 11.86 11.86 0.49 13.36 13.36 Physical Therapy/Out Patient Equipment Storage GY1086 C-217808 C-217808 No Therapy Unit, Allowance Patterson Medical 81016948 Patterson Medical 3503 SP TROPIC PAC - CERVICAL 24"X6" Received Project Owner Owner 2-Movable, Elect 1 1 9.02 9.02 0.37 10.16 10.16 Physical Therapy/Out Patient Equipment Storage GY1086 C-217813 C-217813 No Therapy Unit, Allowance Patterson Medical 81017722 Patterson Medical 3547 COLD PACK, NECK CONTOUR 23" LONG Received Project Owner Owner 2-Movable, Elect 1 1 10.68 10.68 0.44 12.03 12.03 TERRY TROPIC HOT PACK COVER - Physical Therapy/Out Patient Equipment Storage GY1086 C-217803 C-217803 No Therapy Unit, Allowance Patterson Medical 81216803 Patterson Medical 923510 STANDARD Received Project Owner Owner 2-Movable, Elect 1 1 8.43 8.43 0.35 9.5 9.5 Physical Therapy/Out Patient Equipment Storage GY1086 C-217814 C-217814 No Therapy Unit, Allowance Patterson Medical 81017755 Patterson Medical 3548A COLD PACK, HALF SIZE Received Project Owner Owner 2-Movable, Elect 1 1 8.18 8.18 0.34 9.21 9.21 Physical Therapy/Out Patient Equipment Storage GY1086 C-217812 C-217812 No Therapy Unit, Allowance Patterson Medical 81017672 Patterson Medical 3545 COLD PACK STANDARD 11 X 14 Received Project Owner Owner 2-Movable, Elect 1 1 9.85 9.85 0.41 11.09 11.09 Heat Pack - Tropic Pac - Knee/Shoulder Physical Therapy/Out Patient Equipment Storage GY1086 C-217810 C-217810 No Therapy Unit, Allowance Patterson Medical 81017003 Patterson Medical 3505 10x20 Received Project Owner Owner 2-Movable, Elect 1 1 20.14 20.14 0.83 22.68 22.68 Physical Therapy/Out Patient Equipment Storage GY1086 C-217807 C-217807 No Therapy Unit, Allowance Patterson Medical 81016922 Patterson Medical 3502 SP TROPIC PAC - HALF SIZE 5"X12" Received Project Owner Owner 2-Movable, Elect 1 1 10.29 10.29 0.43 11.59 11.59 TERRY TROPIC HOT PACK COVER - Physical Therapy/Out Patient Equipment Storage GY1086 C-217805 C-217805 No Therapy Unit, Allowance Patterson Medical 81216829 Patterson Medical 923512 CERVICAL Received Project Owner Owner 2-Movable, Elect 1 1 7.76 7.76 0.32 8.74 8.74 Physical Therapy/Out Patient Equipment Storage GY1086 C-217809 C-217809 No Therapy Unit, Allowance Patterson Medical 81016989 Patterson Medical 3504 SP TROPIC PAC - VERSIZE 15"X24" Received Project Owner Owner 2-Movable, Elect 1 1 17.85 17.85 0.74 20.11 20.11 Physical Therapy/Out Patient Equipment Storage GY1086 C-242115 C-242115 262C No Therapy Unit, Chilling, Mobile DJO Global, for Chattanooga Products 81017144 Patterson Medical 81017144 Colpac Chilling Unit, 6&6 Pac Purchased Project Owner Owner 1-Fixed 1 1 2,250.00 2,250.00 92.99 2,534.24 2,534.24 Physical Therapy/Out Patient Equipment Storage GY1086 C-279867 C-279867 262B No Therapy Unit, Moist Heat, Mobile Patterson Medical 81017516 Patterson Medical 81017516 Hydrocollator Model M-2 Received Project Owner Owner 1-Fixed 1 1 1,157.57 1,157.57 47.84 1,303.81 1,303.81 Physical Therapy/Out Patient Equipment Storage GY1086 C-244739 C-244739 No Timer, Allowance Patterson Medical 81242882 Patterson Medical 928473 Digital Dual Timer w/ clock Received Project Owner Owner 2-Movable, Elect 1 1 20.63 20.63 0.85 23.24 23.24 Physical Therapy/Out Patient Exam/Evaluation GY1083 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Physical Therapy/Out Patient Exam/Evaluation GY1083 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Physical Therapy/Out Patient Exam/Evaluation GY1083 6260-012 MAY0011 No Stand, Mayo, Foot-Operated Pedigo Products P-1066-SS Pedigo Products P-1066-SS P-1066-SS Received Project Owner Owner 3-Movable, Non-Elect 1 1 430.55 430.55 0 467.15 467.15 Physical Therapy/Out Patient Exam/Evaluation GY1083 C-282720 C-282720 No Stool, Exam, Cushion-Seat Humanscale Healthcare F300TK281 (Specifics per attached Quote) Claflin Medical Equipment F300TK281 (Specifics per attached Quote) Pony Saddle Task Stools Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 189.62 189.62 0 205.74 205.74 Physical Therapy/Out Patient Exam/Evaluation GY1083 5960-011 TBL0159 262T1 No Table, Exam/Treatment, Hi-Low DJO Global, for Chattanooga Products CESS-6125-00IM (Imperial Blue) Claflin Medical Equipment CESS-6125-00IM (Imperial Blue) Adapta ADP 300 Received Project Owner Owner 2-Movable, Elect 1 1 1,865.37 1,865.37 0 2,023.93 2,023.93 Waste Can, Client requested Step On to be Physical Therapy/Out Patient Exam/Evaluation GY1083 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/Out Patient Exam/Evaluation GY1083 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/Out Patient Exam/Evaluation GY1084 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Physical Therapy/Out Patient Exam/Evaluation GY1084 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Physical Therapy/Out Patient Exam/Evaluation GY1084 6260-012 MAY0011 No Stand, Mayo, Foot-Operated Pedigo Products P-1066-SS Pedigo Products P-1066-SS P-1066-SS Received Project Owner Owner 3-Movable, Non-Elect 1 1 430.55 430.55 0 467.15 467.15 Physical Therapy/Out Patient Exam/Evaluation GY1084 C-282720 C-282720 No Stool, Exam, Cushion-Seat Humanscale Healthcare F300TK281 (Specifics per attached Quote) Claflin Medical Equipment F300TK281 (Specifics per attached Quote) Pony Saddle Task Stools Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 189.62 189.62 0 205.74 205.74 5 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room ItemQty Opt Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Qty Qty Cost Subtotal Subtotal Config Total Physical Therapy/Out Patient Exam/Evaluation GY1084 5960-011 TBL0159 262T1 No Table, Exam/Treatment, Hi-Low DJO Global, for Chattanooga Products CESS-6125-00IM (Imperial Blue) Claflin Medical Equipment CESS-6125-00IM (Imperial Blue) Adapta ADP 300 Received Project Owner Owner 2-Movable, Elect 1 1 1,865.37 1,865.37 0 2,023.93 2,023.93 Waste Can, Client requested Step On to be Physical Therapy/Out Patient Exam/Evaluation GY1084 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/Out Patient Exam/Evaluation GY1084 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/Out Patient Men's Locker GY1089 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/Out Patient Men's Toilet GY1090 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/Out Patient OP Regs GY1081A 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Physical Therapy/Out Patient OP Regs GY1081A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 6.88 13.76 0 14.83 14.83 Physical Therapy/Out Patient Out Patient Gym GY1081 C-285863 C-285863 No Allowance, Equipment, Physical Therapy Patterson Medical A44010/081275635 Patterson Medical A44010/081275635 Thermometer, Heavy Duty Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 10.87 10.87 0 11.72 11.72 Physical Therapy/Out Patient Out Patient Gym GY1081 5654-002 BSY0002 262M No Balance System, Testing/Training Biodex Medical Systems, Inc. 950-440 Biodex Medical Systems, Inc. 950-440 Balance System SD Shipped Project Owner Owner 1-Fixed 1 1 12,750.00 12,750.00 524.57 14,269.07 14,269.07 AM-710 10' Platform Mounted Parallel Physical Therapy/Out Patient Out Patient Gym GY1081 C-279859 C-279859 262E No Bars, Parallel, Motorized Armedica Manufacturing Corporation 81579002 Patterson Medical 81579002 Bars Received Project Owner Owner 1-Fixed 1 1 1,588.50 1,588.50 65.65 1,789.17 1,789.17 Ergometer, Bicycle, Recumbent Physical Therapy/Out Patient Out Patient Gym GY1081 C-280821 C-280821 262D No Ergometer, Bicycle, Recumbent Spirit Fitness XBR95 Claflin Medical Equipment XBR95 (Commercial) Purchased Project Owner Owner 1-Fixed 1 1 1,536.15 1,536.15 0 1,666.72 1,666.72 Physical Therapy/Out Patient Out Patient Gym GY1081 7069-007 ERG0101 262Q No Ergometer, Upper Body Biodex Medical Systems, Inc. 950-148 Biodex Medical Systems, Inc. 950-148 950-148 Upper Body Cycle Clinical Pro Shipped Project Owner Vendor 1-Fixed 1 1 3,925.00 3,925.00 161.48 4,392.63 4,392.63 Physical Therapy/Out Patient Out Patient Gym GY1081 C-280828 C-280828 262S No Exerciser, Elliptical Spirit Fitness XE795 (Commercial) Claflin Medical Equipment XE795 Exerciser, Eliptical Purchased Project Owner Owner 1-Fixed 1 1 2,042.20 2,042.20 0 2,215.79 2,215.79 Physical Therapy/Out Patient Out Patient Gym GY1081 6615-012 EXE0339 262L No Exerciser, Elliptical/Stepper, Recumbent Biodex Medical Systems, Inc. 950-240/950-241 Biodex Medical Systems, Inc. 950-240/950-241 BioStep 2 w/Basic Stabilization Kit Shipped Project Owner Vendor 1-Fixed 1 1 4,295.00 4,295.00 176.71 4,806.72 4,806.72 Physical Therapy/Out Patient Out Patient Gym GY1081 C-279870 C-279870 262R No Exerciser, Leg Press Patterson Medical 81085927 Patterson Medical 81085927 Shuttle 2000-1 Clinic Plus PKG - Black Received Project Owner Owner 1-Fixed 1 1 6,077.10 6,077.10 251.16 6,844.82 6,844.82 Physical Therapy/Out Patient Out Patient Gym GY1081 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Pulley System, Dual Column, Duplex, Wall Physical Therapy/Out Patient Out Patient Gym GY1081 4164-002 PUL0007 262A No Mount Endorphin Rehab & Fitness Solutions 81184407 Patterson Medical 7163 306 Wall Pulley - Double Wall Mount Received Project Owner Contractor 1-Fixed 1 1 1,881.43 1,881.43 77.76 2,119.11 2,119.11 Physical Therapy/Out Patient Out Patient Gym GY1081 7383-002 RCK0219 No Rack, Towel, Hydrocollator Patterson Medical 81505312 Patterson Medical 81505312 Economy Hot Pack Storage [081505312] Purchased Project Owner Contractor 1-Fixed 1 1 41.84 41.84 0 45.1 45.1 Physical Therapy/Out Patient Out Patient Gym GY1081 4358-002 STA0001 262J No Stairs, Training, Convertible Patterson Medical 81005917 Patterson Medical 1593 ValueLine Convertible [1593] Received Project Owner Vendor 1-Fixed 1 1 2,249.00 2,249.00 92.95 2,533.11 2,533.11 Physical Therapy/Out Patient Out Patient Gym GY1081 C-282720 C-282720 No Stool, Exam, Cushion-Seat Humanscale Healthcare F300TK281 (Specifics per attached Quote) Claflin Medical Equipment F300TK281 (Specifics per attached Quote) Pony Saddle Task Stools Purchased Project Owner Owner 3-Movable, Non-Elect 1 5 189.62 948.1 0 1,028.69 1,028.69 Table, Exam/Treatment, Stationary, Space Saver Bariatric Therapy Platform Physical Therapy/Out Patient Out Patient Gym GY1081 C-279863 C-279863 262G3 No Bariatric Hausmann Industries 566553 BLACK Patterson Medical 566553 BLACK Table Received Project Owner Owner 3-Movable, Non-Elect 1 1 622.8 622.8 25.74 701.48 701.48 Series 1440 Dual Lift Powermatic (6 x 8) Physical Therapy/Out Patient Out Patient Gym GY1081 5942-012 TMT0078 262G1 No Table, Mat, Hi-Low, Electric, 72 inch Hausmann Industries 1440-68-113/081206382/921138 Patterson Medical 1440-68-113/081206382/921138 Blue Received Project Owner Owner 1-Fixed 1 2 4,492.86 8,985.72 371.37 10,120.88 10,120.88 Physical Therapy/Out Patient Out Patient Gym GY1081 5977-019 TAT0019 No Table, Therapy, Adjustable Height Patterson Medical 8859B Patterson Medical 8859B Laminate Top, Manual, 48x66 Received Project Owner Owner 3-Movable, Non-Elect 1 2 1,343.66 2,687.32 111.06 3,026.81 3,026.81 Physical Therapy/Out Patient Out Patient Gym GY1081 6533-003 TMP0005 262P No Trampoline, Rebounder Patterson Medical 81053230 Patterson Medical 550898 Economy Rebounder (w/5 balls) Received Project Owner Vendor 1-Fixed 1 1 466.25 466.25 19.27 525.15 525.15 Physical Therapy/Out Patient Out Patient Gym GY1081 4868-035 TRD0028 262H1 No Treadmill, Exercise (Rehab/PT) Biodex Medical Systems, Inc. 950-420 Biodex Medical Systems, Inc. 950-420 RTM600 w/ Support Bar Shipped Project Owner Owner 1-Fixed 1 1 7,295.00 7,295.00 300.13 8,164.14 8,164.14 Physical Therapy/Out Patient Soiled Linen GY1088 3836-040 HAM0010 No Hamper, Linen Pedigo Products P-121-L Pedigo Products P-121-L P-121-L Received Project Owner Owner 3-Movable, Non-Elect 1 2 272.45 544.9 0 591.22 591.22 Physical Therapy/Out Patient Speech Therapy ST1094 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Allowance, Occupational Therapy Physical Therapy/Out Patient Speech Therapy ST1094 C-217728 C-217728 No Supplies Patterson Medical 081022870 as per the quote Patterson Medical 4142 Swallowing Images pkg of 10 Received Project Owner Owner 3-Movable, Non-Elect 1 1 27.24 27.24 1.13 30.68 30.68 Allowance, Occupational Therapy Physical Therapy/Out Patient Speech Therapy ST1094 C-217732 C-217732 No Supplies Patterson Medical 81200252 Patterson Medical 92025601 Ice Finger for Oral Stimulation each Received Project Owner Owner 3-Movable, Non-Elect 1 1 10.96 10.96 0.45 12.34 12.34 Allowance, Occupational Therapy Physical Therapy/Out Patient Speech Therapy ST1094 C-217730 C-217730 No Supplies Patterson Medical 81122357 Patterson Medical 557254 Lemon & Glyc. Stix box of 75 Received Project Owner Owner 3-Movable, Non-Elect 1 1 10.29 10.29 0.43 11.59 11.59 Allowance, Occupational Therapy Physical Therapy/Out Patient Speech Therapy ST1094 C-217729 C-217729 No Supplies Patterson Medical 081022920 as per the quote Patterson Medical 4151 Oral Images Pkg of 10 Received Project Owner Owner 3-Movable, Non-Elect 1 1 27.78 27.78 1.15 31.29 31.29 Allowance, Occupational Therapy Physical Therapy/Out Patient Speech Therapy ST1094 C-217727 C-217727 No Supplies Patterson Medical 081022748 as per the quote Patterson Medical 412503 Swallow Guide chart 8-1/2 X 11 Received Project Owner Owner 3-Movable, Non-Elect 1 1 22.22 22.22 0.92 25.03 25.03 Allowance, Occupational Therapy Physical Therapy/Out Patient Speech Therapy ST1094 C-217725 C-217725 No Supplies Patterson Medical 286751268 as per quote Patterson Medical 286751268 as per quote Apraxia of Speech Stim Library Received Project Owner Owner 3-Movable, Non-Elect 1 1 301 301 12.44 339.03 339.03 Physical Therapy/Out Patient Speech Therapy ST1094 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/Out Patient Splint/OT GY1085 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Physical Therapy/Out Patient Splint/OT GY1085 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/Out Patient Therapist Work GY1082 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Physical Therapy/Out Patient Therapist Work GY1082 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 3 6.88 20.64 0 22.25 22.25 Physical Therapy/Out Patient Women's Locker GY1091 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Physical Therapy/Out Patient Women's Toilet GY1092 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Public Area Coffee Bar PB1004 5734-013 COF0091 168 No Coffee Maker, Single cup Flavia C400 Flavia C400 Creation 400 Draft (New) Lease Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 Public Area Concierge PB1005 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Public Area Concierge PB1005 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Public Area Inpatient Waiting Room PB1003 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 SmartMount ST670 Univ. Tilt (Security, 46''- Public Area Inpatient Waiting Room PB1003 6418-034 BRK0173 61 No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. ST670 Commercial Sales & Service ST670 90'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Public Area Inpatient Waiting Room PB1003 6348-096 TVS0467 060B No Television, 36-43 in., Flat Panel LG Commercial Products 42LN541C LG Commercial Products 42LN541C 42LN541C (42'' Commercial LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Public Area Outpatient Waiting Room PB1002 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Wheelchair, Adult, Extra Large; 500 lb. Public Area Wheel Chair PB1007 C-281560 C-281560 No Wheelchair, Adult, Extra Large Drive Medical CESS-701174-00004 Claflin Medical Equipment CESS-701174-00004 Weight Capacity Received Project Owner Owner 3-Movable, Non-Elect 1 1 322.33 322.33 0 349.73 349.73 Public Area Wheel Chair PB1007 C-281561 C-281561 No Wheelchair, Adult, Standard Drive Medical CESS-701204-00009 Claflin Medical Equipment CESS-701204-00009 Wheelchair, Adult, Standard Received Project Owner Owner 3-Movable, Non-Elect 1 1 123.24 123.24 0 133.72 133.72 Rehab Unit 1st Floor Activity/Dining RU1110 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 SmartMount ST670 Univ. Tilt (Security, 46''- Rehab Unit 1st Floor Activity/Dining RU1110 6418-034 BRK0173 61 No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. ST670 Commercial Sales & Service ST670 90'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Activity/Dining RU1110 C-231267 C-231267 60 No Television, 50-65 in, Flat Panel LG Commercial Products 55LD520C LG Commercial Products 55LD520C 55LN549E (55" HDTV) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Activity/Dining RU1110 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Clean Utility RU1119 3582-006 SPC0119 No Cart / Truck, Linen, Convertible InterMetro Industries Corporation CLTH2460C InterMetro Industries Corporation CLTH2460C CLT Heavy Duty Chrome 60x24x70 Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 1,522.50 1,522.50 0 1,651.91 1,651.91 Rehab Unit 1st Floor Clean Utility RU1119 3542-002 SPC0003 No Cart, Supply, Exchange InterMetro Industries Corporation ECM56XC InterMetro Industries Corporation ECM56XC ECM-C Series 60x24x72 Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 1,417.67 1,417.67 0 1,538.17 1,538.17 Cart Covers, UNCOATED CVR MARINER Rehab Unit 1st Floor Clean Utility RU1119 C-285669 C-285669 No Shelving, Allowance, Cart Covers InterMetro Industries Corporation 24X60X62VUCMB InterMetro Industries Corporation 24X60X62VUCMB BLUE VELC Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 110.4 220.8 0 238.02 238.02 Rehab Unit 1st Floor Clean Utility RU1119 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Conv. Store RU1112 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Crash Cart Alcove RU1131 5859-084 PRC0643 257.1 No Cart, Procedure, Resuscitation InterMetro Industries Corporation LECCRP3 InterMetro Industries Corporation LECCRP3 Lifeline LECCRP3 Purchased Project Owner Vendor 1-Fixed 1 1 1,764.10 1,764.10 0 1,914.05 1,914.05 Defibrillator, Monitor, Automatic, Rehab Unit 1st Floor Crash Cart Alcove RU1131 C-201387 C-201387 Yes Advisory Zoll Medical Corporation 3 0220 0000 0113 0013 Claflin Medical Equipment 3 0220 0000 0113 0013 R Series BLS w/Pacing Received Project Owner Vendor 2-Movable, Elect 1 1 2 8,188.05 8,188.05 493.34 9,419.31 9,419.31 With ALL Batteries and accessories Defibrillator, Rechargeable Lithium Ion Rehab Unit 1st Floor Crash Cart Alcove RU1131 ATJ054K OPT0000 Option Battery Pack Zoll Medical Corporation 8019-0535-01 Claflin Medical Equipment 8019-0535-01 Rechargeable Lithium Ion Battery Pack Received Project Owner Owner 2-Movable, Elect 1 0 1 406.13 0 406.13 440.65 0 Defibrillator, OneStep Complete OneStep Complete Resuscitation Rehab Unit 1st Floor Crash Cart Alcove RU1131 ATJ057K OPT0000 Option Resuscitation Electrode (1 pair) Zoll Medical Corporation 8900-0224-01 Claflin Medical Equipment 8900-0224-01 Electrode (1 pair) Received Project Owner Owner 2-Movable, Elect 1 0 1 87.21 0 87.21 94.62 0 Rehab Unit 1st Floor Crash Cart Alcove RU1131 AJH088Z LAR0000 No Laryngoscope Set, Fiberoptic Welch Allyn, Inc. Removed from PO per Peter Claflin Medical Equipment Released Project Owner Owner 3-Movable, Non-Elect 1 1 536.61 536.61 0 578.47 578.47 Rehab Unit 1st Floor Crash Cart Alcove RU1131 AJH089Z LAR0000 No Laryngoscope Set, Fiberoptic Welch Allyn, Inc. Removed from PO per Peter Claflin Medical Equipment Released Project Owner Owner 3-Movable, Non-Elect 1 1 457.89 457.89 0 493.61 493.61 Pump, Suction/Aspirator, General, Rehab Unit 1st Floor Crash Cart Alcove RU1131 3374-020 ASP0020 No Portable Precision Medical Incorporated PM65HG Claflin Medical Equipment PM65HG PM65 EasyGoVac Received Project Owner Owner 2-Movable, Elect 1 1 336.3 336.3 0 364.89 364.89 Rehab Unit 1st Floor Dictation RU1115 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Equipment Storage RU1121 5853-041 PRC0583 No Cart, Procedure, Isolation Centicare Corporation C-ISO-ST33 Claflin Medical Equipment C-ISO-ST33 PVC Isolation Station C-ISO-ST33 Purchased Project Owner Owner 3-Movable, Non-Elect 1 4 222.59 890.36 0 959.81 959.81 Rehab Unit 1st Floor Equipment Storage RU1121 6016-001 SPC0379 No Cart, Supply, Chrome, 60 inch InterMetro Industries Corporation N566EC InterMetro Industries Corporation N566EC Super Erecta 60x24x69 [N566EC] Purchased Project Owner Vendor 3-Movable, Non-Elect 1 3 343.22 1,029.66 0 1,117.18 1,117.18 Rehab Unit 1st Floor Equipment Storage RU1121 C-285221 C-285221 ADDED ITEM No Cart, Supply, Linen MJM International Corp, Inc. 345-2C (TAN MESH) Claflin Medical Equipment 345-2C (TAN MESH) Linen Cart w/ 2 Shelves (TAN MESH) Purchased Project Owner Owner 3-Movable, Non-Elect 1 3 238.77 716.31 0 772.18 772.18 Rehab Unit 1st Floor Equipment Storage RU1121 4849-016 EXE0420 No Exerciser, CPM, Knee DJO Global, for Chattanooga Products 2028 Claflin Medical Equipment 2028 OptiFlex-K1 Received Project Owner Owner 2-Movable, Elect 1 1 1,569.70 1,569.70 0 1,703.12 1,703.12 Option A Patient Lift System (625lb Rehab Unit 1st Floor Equipment Storage RU1121 AJH095Z LFT0000 No Lift, Patient, Bariatric Handicare RA625TRIRC Handicare RA625TRIRC Capacity Released Project Owner Owner 2-Movable, Elect 1 1 7,542.46 7,542.46 0 8,130.77 8,130.77 Rehab Unit 1st Floor Equipment Storage RU1121 4275-023 SCL0131 No Scale, Clinical, Adult, Wheelchair Health O Meter, Inc. CESS-1755-00 Claflin Medical Equipment CESS-1755-00 2600KL ProPlus Received Project Owner Owner 3-Movable, Non-Elect 1 1 2,169.50 2,169.50 0 2,353.91 2,353.91 Rehab Unit 1st Floor Equipment Storage RU1121 4360-013 IVS0011 No Stand, IV, Stainless Steel Pedigo Products P-1576-4 Pedigo Products P-1576-4 P-1576-4 (5-leg, 4-hook) Received Project Owner Owner 3-Movable, Non-Elect 1 1 312.6 312.6 0 339.17 339.17 Rehab Unit 1st Floor Equipment Storage RU1121 4417-003 STL0113 No Stool, Step, w/Handrail Pedigo Products P-10-A Pedigo Products P-10-A P-10-A Chrome Received Project Owner Owner 3-Movable, Non-Elect 1 1 115.35 115.35 0 125.15 125.15 Rehab Unit 1st Floor Equipment Storage RU1121 5672-015 ULT0286 ADDED ITEM Yes Ultrasound, Imaging, Bladder Medline Industries Inc. MDSB10500 Medline Industries Inc. MDSB10500 BioCon-500 Purchased Project Owner Owner 1-Fixed 1 1 3 8,925.00 8,925.00 1,682.38 11,434.76 11,434.76 Rehab Unit 1st Floor Equipment Storage RU1121 BX175GT OPT0000 Option Ultrasound, Imaging, Bladder, Option Medline Industries Inc. MDSBSWARRANTY Medline Industries Inc. MDSBSWARRANTY 2 Year Extended Warranty Purchased Project Owner Owner 1-Fixed 1 0 1 911 0 911 982.06 0 PAPER,THERM,BIOCON 500/700, 2 1/4 X Rehab Unit 1st Floor Equipment Storage RU1121 BX176GT OPT0000 Option Ultrasound, Imaging, Bladder, Option Medline Industries Inc. MDSB10500PAPE Medline Industries Inc. MDSB10500PAPE 50 Purchased Project Owner Owner 1-Fixed 1 0 1 72.38 0 72.38 78.03 0 STAND,MOB,W/BASKET,F/MDSB10500BLA Rehab Unit 1st Floor Equipment Storage RU1121 BX177GT OPT0000 Option Ultrasound, Imaging, Bladder, Option Medline Industries Inc. MDSMRC500 Medline Industries Inc. MDSMRC500 DDER Purchased Project Owner Owner 1-Fixed 1 0 1 699 0 699 753.52 0 Ventilator, BiPAP Refurbished includes Healthcare Professional Equipment Rehab Unit 1st Floor Equipment Storage RU1121 5362-004 VNT0105 No stand/O2 Hose/Support Arm Philips - Respironics Per attached quote Services Per attached quote BiPAP Vision w/Universal Stand Purchased Project Owner Owner 2-Movable, Elect 1 1 2,200.00 2,200.00 0 2,371.60 2,371.60 Waste Can, Bio-Hazardous, Per Anna for Rehab Unit 1st Floor Equipment Storage RU1121 4687-053 WST0321 No Isolation Rooms Eagle Manufacturing 4RF67/943BIO Grainger 4RF67 943BIO (6 Gallon) Purchased Project Owner Owner 3-Movable, Non-Elect 1 4 59.53 238.12 0 256.69 256.69 Rehab Unit 1st Floor Isolation Patient Room RU1107 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 6 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room ItemQty Opt Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Qty Qty Cost Subtotal Subtotal Config Total Rehab Unit 1st Floor Isolation Patient Room RU1107 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Isolation Patient Room RU1107 BW607FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Isolation Patient Room RU1107 BW608FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Isolation Patient Room RU1107 BW609FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Isolation Patient Room RU1107 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Isolation Patient Room RU1107 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Isolation Patient Room RU1107 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Isolation Patient Room RU1107 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Isolation Patient Room RU1107 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Isolation Patient Room RU1107 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Isolation Patient Room RU1107 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Isolation Patient Room RU1107 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Isolation Patient Room RU1107 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Janitor RU1124 6970-003 SGN0028 No Signage, Wet Floor Rubbermaid Commercial Products FG611200YEL/3U953 Grainger FG611200YEL/3U953 6112 Caution (2-Sided) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 15.04 30.08 0 32.43 32.43 Rehab Unit 1st Floor Med Room RU1118 3711-049 MED0250 220.2 No Dispenser, Medication, Auxiliary CareFusion - Pyxis CareFusion - Pyxis Pyxis MedStation ES Single Column Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Med Room RU1118 3708-118 MED0203 220.1 No Dispenser, Medication, Host (Main) CareFusion - Pyxis M4M6DRW1 CareFusion - Pyxis M4M6DRW1 Pyxis MedStation 4000 (6-Drwr, 1 Cubie) Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Med Room RU1118 6451-003 MED0110 220L No Dispenser, Medication, Lock Module CareFusion - Pyxis MSRM CareFusion - Pyxis MSRM SMART Remote Manager Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Med Room RU1118 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Med Room RU1118 6050-020 REF0492 131 No Refrigerator, Commercial, Undercounter Summit Appliance FF6LADA DIRECT SUPPLY HEALTHCARE FF6LADA FF6LADA (ADA Compliant) Received Project Owner Contractor 1-Fixed 1 1 595.38 595.38 0 641.82 641.82 Rehab Unit 1st Floor Med Room RU1118 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Medical Staff Lounge RU1122 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 SmartMount SP740P Pivot (Standard 22'' Rehab Unit 1st Floor Medical Staff Lounge RU1122 6418-033 BRK0175 061A No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP740P Peerless Industries, Inc. SP740P to 40'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 SmartMount SP740P Pivot (Standard 22'' Rehab Unit 1st Floor Medical Staff Lounge RU1122 6418-033 BRK0175 061A No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP740P Peerless Industries, Inc. SP740P to 40'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Medical Staff Lounge RU1122 5734-013 COF0091 168 No Coffee Maker, Single cup Flavia C400 Flavia C400 Creation 400 Draft (New) Lease Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 Rehab Unit 1st Floor Medical Staff Lounge RU1122 4103-131 OVN0294 173 No Oven, Domestic, Microwave, Countertop GE Appliances JES1145SHSS DIRECT SUPPLY HEALTHCARE JES1145SHSS JES1145SHSS (1.1 cu.ft. Stainless) Received Project Owner Contractor 1-Fixed 1 1 110.59 110.59 0 119.22 119.22 Energy Star GIE18GSHSS (17.5 cu Rehab Unit 1st Floor Medical Staff Lounge RU1122 C-282505 C-282505 130 No Refrigerator, Domestic with Freezer GE Appliances GIE18GSHSS DIRECT SUPPLY HEALTHCARE GIE18GSHSS ft/Stainless Steel) Received Project Owner Contractor 1-Fixed 1 1 755.81 755.81 0 814.76 814.76 Rehab Unit 1st Floor Medical Staff Lounge RU1122 6348-096 TVS0467 No Television, 36-43 in., Flat Panel LG Commercial Products 42LN541C LG Commercial Products 42LN541C 42LN541C (42'' Commercial LED) Validated Construction Owner Owner 2-Movable, Elect 1 1 0 0 0 0 0 Rehab Unit 1st Floor Medical Staff Lounge RU1122 6348-096 TVS0467 No Television, 36-43 in., Flat Panel LG Commercial Products 42LN541C LG Commercial Products 42LN541C 42LN541C (42'' Commercial LED) Validated Construction Owner Owner 2-Movable, Elect 1 1 0 0 0 0 0 Rehab Unit 1st Floor Nourishment RU1120 5734-013 COF0091 168 No Coffee Maker, Single cup Flavia C400 Flavia C400 Creation 400 Draft (New) Lease Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 Ice Machine, Dispenser, Nugget, Rehab Unit 1st Floor Nourishment RU1120 4817-076 ICE0307 124 No Countertop Scotsman Ice Systems HID312A-1 DIRECT SUPPLY HEALTHCARE HID312A-1 HID312A Meridian (Air Cooled) Purchased Project Owner Vendor 1-Fixed 1 1 3,521.71 3,521.71 0 3,821.06 3,821.06 Rehab Unit 1st Floor Nourishment RU1120 4103-131 OVN0294 173 No Oven, Domestic, Microwave, Countertop GE Appliances JES1145SHSS DIRECT SUPPLY HEALTHCARE JES1145SHSS JES1145SHSS (1.1 cu.ft. Stainless) Received Project Owner Contractor 1-Fixed 1 1 110.59 110.59 0 119.22 119.22 Energy Star GIE18GSHSS (17.5 cu Rehab Unit 1st Floor Nourishment RU1120 C-282505 C-282505 130 No Refrigerator, Domestic with Freezer GE Appliances GIE18GSHSS DIRECT SUPPLY HEALTHCARE GIE18GSHSS ft/Stainless Steel) Received Project Owner Contractor 1-Fixed 1 1 755.81 755.81 0 814.76 814.76 Water Treatment System, Ice Maker, Wall Rehab Unit 1st Floor Nourishment RU1120 7277-002 ICE0158 124.1 No Mount Scotsman Ice Systems SSM1-P DIRECT SUPPLY HEALTHCARE SSM1-P SSM Plus - Single Purchased Project Owner Vendor 1-Fixed 1 1 224.68 224.68 0 243.78 243.78 Rehab Unit 1st Floor Nurse Station RU1116 4090-017 OPH0015 No Oto/Ophthalmoscope Set, Desktop Welch Allyn, Inc. 71641-M (CESS-7310-00) Claflin Medical Equipment 71641-M 71641-M Desk Charger Set Received Project Owner Owner 3-Movable, Non-Elect 1 1 629.7 629.7 0 678.82 678.82 Refurbished (1 Year Warranty Parts & Refurbished (1 Year Warranty Parts & Rehab Unit 1st Floor Nurse Station RU1116 4177-030 INF0024 ADDED ITEM No Pump, Infusion, Single Baxter Healthcare Labor) Medone Capital Labor) Flo-Gard 6201 Purchased Project Owner Owner 2-Movable, Elect 1 4 700 2,800.00 30 3,048.40 3,048.40 CESS-3761-00/CESS-700170-00002 CESS-3761-00/CESS-700170-00002 Rehab Unit 1st Floor Nurse Station RU1116 6764-004 THM0057 No Thermometer, Temporal Artery Exergen Corp (124275/134306) Claflin Medical Equipment (124275/134306) TAT 5000 w/ Wall Mount 134306 Received Project Owner Owner 3-Movable, Non-Elect 1 2 343.62 687.24 0 745.66 745.66 Rehab Unit 1st Floor Nurse Station RU1116 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 6.88 13.76 0 14.83 14.83 Rehab Unit 1st Floor Nurse Station_001 RU1114 5185-172 COP0332 249 No Copier, Floor, Multifunction Ricoh Corporation 414838 Ricoh Corporation 414838 Aficio MP C5000SPF Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 CESS-3761-00/CESS-700170-00002 CESS-3761-00/CESS-700170-00002 Rehab Unit 1st Floor Nurse Station_001 RU1114 6764-004 THM0057 No Thermometer, Temporal Artery Exergen Corp (124275/134306) Claflin Medical Equipment (124275/134306) TAT 5000 w/ Wall Mount 134306 Received Project Owner Owner 3-Movable, Non-Elect 1 2 343.62 687.24 0 745.66 745.66 Rehab Unit 1st Floor Nurse Station_001 RU1114 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 6.88 13.76 0 14.83 14.83 Rehab Unit 1st Floor Patient Room RU1095 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1095 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Rehab Unit 1st Floor Patient Room RU1095 ASV177L OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1095 ASV224L OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1095 ASV138L OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1095 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1095 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Patient Room RU1095 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1095 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1095 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1095 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1095 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1095 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1095 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1096 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1096 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1096 BW595FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1096 BW596FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1096 BW597FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1096 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1096 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Patient Room RU1096 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1096 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1096 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1096 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1096 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1096 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1096 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1097 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1097 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1097 BW592FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1097 BW593FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1097 BW594FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1097 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1097 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Patient Room RU1097 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1097 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1097 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1097 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1097 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1097 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1097 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1098 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1098 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1098 BW589FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1098 BW590FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1098 BW591FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1098 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1098 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Patient Room RU1098 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1098 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1098 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1098 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1098 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1098 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1098 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1099 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1099 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1099 BW604FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1099 BW605FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1099 BW606FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1099 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1099 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 7 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room ItemQty Opt Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Qty Qty Cost Subtotal Subtotal Config Total Rehab Unit 1st Floor Patient Room RU1099 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1099 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1099 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1099 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1099 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1099 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1099 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1100 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1100 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1100 BW598FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1100 BW599FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1100 BW600FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1100 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1100 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Patient Room RU1100 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1100 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1100 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1100 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1100 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1100 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1100 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1102 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1102 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1102 BW601FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1102 BW602FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1102 BW603FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1102 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1102 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Patient Room RU1102 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1102 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1102 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1102 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1102 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1102 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1102 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1103 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1103 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1103 BW574FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1103 BW575FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1103 BW576FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1103 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1103 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Patient Room RU1103 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1103 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1103 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1103 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1103 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1103 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1103 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1104 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1104 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1104 BW586FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1104 BW587FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1104 BW588FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1104 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1104 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Patient Room RU1104 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1104 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1104 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1104 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1104 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1104 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1104 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1105 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1105 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1105 BW583FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1105 BW584FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1105 BW585FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1105 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1105 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Patient Room RU1105 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1105 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1105 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1105 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1105 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1105 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1105 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1106 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1106 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1106 BW580FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1106 BW581FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1106 BW582FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1106 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1106 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Patient Room RU1106 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1106 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1106 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1106 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1106 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1106 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1106 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1136 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1136 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 1st Floor Patient Room RU1136 BW577FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1136 BW578FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1136 BW579FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 1st Floor Patient Room RU1136 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1136 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 1st Floor Patient Room RU1136 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Patient Room RU1136 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Patient Room RU1136 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 1st Floor Patient Room RU1136 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 1st Floor Patient Room RU1136 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 1st Floor Patient Room RU1136 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Room RU1136 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 8 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room ItemQty Opt Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Qty Qty Cost Subtotal Subtotal Config Total Rehab Unit 1st Floor Patient Toilet RU1095A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1096A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1097A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1098A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1099A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1100A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1102A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1103A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1104A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1105A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1106A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1107A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Patient Toilet RU1136A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Public/Patient Toilet RU1113 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Public/Patient Toilet_001 RU1111 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Series 1440 Dual Lift Powermatic (6 x 8) Rehab Unit 1st Floor Quiet Gym RU1133 5942-012 TMT0078 262G1 No Table, Mat, Hi-Low, Electric, 72 inch Hausmann Industries 1440-68-113/081206382/921138 Patterson Medical 1440-68-113/081206382/921138 Blue Received Project Owner Owner 2-Movable, Elect 1 1 4,492.86 4,492.86 185.69 5,060.44 5,060.44 Rehab Unit 1st Floor Quiet Gym RU1133 5977-029 TAT0276 No Table, Therapy, Adjustable Height Patterson Medical 8858B Patterson Medical 8858B Laminate Top/Manual (28x60) Received Project Owner Owner 3-Movable, Non-Elect 1 1 1,343.66 1,343.66 55.53 1,513.40 1,513.40 Rehab Unit 1st Floor Quiet Gym RU1133 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Satff Toilet RU1123 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 1st Floor Soiled Utility RU1117 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 1st Floor Soiled Utility RU1117 3836-040 HAM0010 No Hamper, Linen Pedigo Products P-121-L Pedigo Products P-121-L P-121-L Received Project Owner Owner 3-Movable, Non-Elect 1 2 272.45 544.9 0 591.22 591.22 Rehab Unit 1st Floor Soiled Utility RU1117 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Staff Toilet RU1109 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Sub Nurse RU1130 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 1st Floor Sub Nurse_001 RU1127 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Activity/Dining RU2092 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 SmartMount ST670 Univ. Tilt (Security, 46''- Rehab Unit 2nd Floor Activity/Dining RU2092 6418-034 BRK0173 61 No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. ST670 Commercial Sales & Service ST670 90'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Activity/Dining RU2092 C-231267 C-231267 60 No Television, 50-65 in, Flat Panel LG Commercial Products 55LD520C LG Commercial Products 55LD520C 55LN549E (55" HDTV) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Activity/Dining RU2092 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Ante Room RU2076B 3836-040 HAM0010 No Hamper, Linen Pedigo Products P-121-L Pedigo Products P-121-L P-121-L Received Project Owner Owner 3-Movable, Non-Elect 1 1 272.45 272.45 0 295.61 295.61 Rehab Unit 2nd Floor Ante Room RU2076B C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Clean Utility RU2087 3582-006 SPC0119 No Cart / Truck, Linen, Convertible InterMetro Industries Corporation CLTH2460C InterMetro Industries Corporation CLTH2460C CLT Heavy Duty Chrome 60x24x70 Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 1,522.50 1,522.50 0 1,651.91 1,651.91 Rehab Unit 2nd Floor Clean Utility RU2087 3542-002 SPC0003 No Cart, Supply, Exchange InterMetro Industries Corporation ECM56XC InterMetro Industries Corporation ECM56XC ECM-C Series 60x24x72 Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 1,417.67 1,417.67 0 1,538.17 1,538.17 Cart Covers, UNCOATED CVR MARINER Rehab Unit 2nd Floor Clean Utility RU2087 C-285669 C-285669 No Shelving, Allowance, Cart Covers InterMetro Industries Corporation 24X60X62VUCMB InterMetro Industries Corporation 24X60X62VUCMB BLUE VELC Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 110.4 220.8 0 238.02 238.02 Rehab Unit 2nd Floor Clean Utility RU2087 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Conv. Store RU2094 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Crash Cart Alcove RU2106 5859-084 PRC0643 257.1 No Cart, Procedure, Resuscitation InterMetro Industries Corporation LECCRP3 InterMetro Industries Corporation LECCRP3 Lifeline LECCRP3 Purchased Project Owner Vendor 1-Fixed 1 1 1,764.10 1,764.10 0 1,914.05 1,914.05 Defibrillator, Monitor, Automatic, Rehab Unit 2nd Floor Crash Cart Alcove RU2106 C-201387 C-201387 Yes Advisory Zoll Medical Corporation 3 0220 0000 0113 0013 Claflin Medical Equipment 3 0220 0000 0113 0013 R Series BLS w/Pacing Received Project Owner Vendor 2-Movable, Elect 1 1 2 8,188.05 8,188.05 493.34 9,419.31 9,419.31 With ALL Batteries and accessories Defibrillator, OneStep Complete OneStep Complete Resuscitation Rehab Unit 2nd Floor Crash Cart Alcove RU2106 ATJ058K OPT0000 Option Resuscitation Electrode (1 pair) Zoll Medical Corporation 8900-0224-01 Claflin Medical Equipment 8900-0224-01 Electrode (1 pair) Received Project Owner Owner 2-Movable, Elect 1 0 1 87.21 0 87.21 94.62 0 Defibrillator, Rechargeable Lithium Ion Rehab Unit 2nd Floor Crash Cart Alcove RU2106 ATJ055K OPT0000 Option Battery Pack Zoll Medical Corporation 8019-0535-01 Claflin Medical Equipment 8019-0535-01 Rechargeable Lithium Ion Battery Pack Received Project Owner Owner 2-Movable, Elect 1 0 1 406.13 0 406.13 440.65 0 Rehab Unit 2nd Floor Crash Cart Alcove RU2106 AJH181Z LAR0000 No Laryngoscope Set, Fiberoptic Welch Allyn, Inc. Removed from PO per Peter Claflin Medical Equipment Released Project Owner Owner 3-Movable, Non-Elect 1 1 457.89 457.89 0 493.61 493.61 Rehab Unit 2nd Floor Crash Cart Alcove RU2106 AJH182Z LAR0000 No Laryngoscope Set, Fiberoptic Welch Allyn, Inc. Removed from PO per Peter Claflin Medical Equipment Released Project Owner Owner 3-Movable, Non-Elect 1 1 536.61 536.61 0 578.47 578.47 Pump, Suction/Aspirator, General, Rehab Unit 2nd Floor Crash Cart Alcove RU2106 3374-020 ASP0020 No Portable Precision Medical Incorporated PM65HG Claflin Medical Equipment PM65HG PM65 EasyGoVac Received Project Owner Owner 2-Movable, Elect 1 1 336.3 336.3 0 364.89 364.89 Rehab Unit 2nd Floor Dictation RU2089 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Equipment Storage RU2080 6016-001 SPC0379 No Cart, Supply, Chrome, 60 inch InterMetro Industries Corporation N566EC InterMetro Industries Corporation N566EC Super Erecta 60x24x69 [N566EC] Purchased Project Owner Vendor 3-Movable, Non-Elect 1 3 343.22 1,029.66 0 1,117.18 1,117.18 Rehab Unit 2nd Floor Equipment Storage RU2080 4849-016 EXE0420 No Exerciser, CPM, Knee DJO Global, for Chattanooga Products 2028 Claflin Medical Equipment 2028 OptiFlex-K1 Received Project Owner Owner 2-Movable, Elect 1 2 1,569.70 3,139.40 0 3,406.25 3,406.25 Option A Patient Lift System (625lb Rehab Unit 2nd Floor Equipment Storage RU2080 AJH187Z LFT0000 No Lift, Patient, Bariatric Handicare RA625TRIRC Handicare RA625TRIRC Capacity Released Project Owner Owner 2-Movable, Elect 1 1 7,542.46 7,542.46 0 8,130.77 8,130.77 Rehab Unit 2nd Floor Equipment Storage RU2080 4360-013 IVS0011 No Stand, IV, Stainless Steel Pedigo Products P-1576-4 Pedigo Products P-1576-4 P-1576-4 (5-leg, 4-hook) Received Project Owner Owner 3-Movable, Non-Elect 1 5 312.6 1,563.00 0 1,695.86 1,695.86 Rehab Unit 2nd Floor Equipment Storage RU2080 4417-003 STL0113 No Stool, Step, w/Handrail Pedigo Products P-10-A Pedigo Products P-10-A P-10-A Chrome Received Project Owner Owner 3-Movable, Non-Elect 1 2 115.35 230.7 0 250.31 250.31 Rehab Unit 2nd Floor Equipment Storage RU2080 6810-009 XRY0233 Yes X-Ray Unit, Mobile, Digital GE Healthcare - Imaging Systems S9500SA GE Healthcare - Imaging Systems S9500SA Optima XR220 AMX Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 109,821.43 109,821.43 10,178.57 120,000.00 120,000.00 Rehab Unit 2nd Floor Equipment Storage RU2080 BH190FA OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S2000RE GE Healthcare - Imaging Systems S2000RE Wireless Connectivity Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Equipment Storage RU2080 BH192FA OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S2000RL GE Healthcare - Imaging Systems S2000RL Auto Protocol Assist Purchased Project Owner Owner 2-Movable, Elect 1 0 1 3,482.14 0 3,482.14 3,482.14 0 Rehab Unit 2nd Floor Equipment Storage RU2080 BH197FA OPT0000 Option Option, Accessory GE Healthcare - Imaging Systems S2000RS GE Healthcare - Imaging Systems S2000RS Repeat/Reject Analysis Purchased Project Owner Owner 2-Movable, Elect 1 0 1 6,696.43 0 6,696.43 6,696.43 0 Rehab Unit 2nd Floor Isolation Patient Room RU2076 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Isolation Patient Room RU2076 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Rehab Unit 2nd Floor Isolation Patient Room RU2076 BW561FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 Rehab Unit 2nd Floor Isolation Patient Room RU2076 BW560FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Isolation Patient Room RU2076 BW559FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Isolation Patient Room RU2076 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Isolation Patient Room RU2076 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Isolation Patient Room RU2076 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Isolation Patient Room RU2076 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Isolation Patient Room RU2076 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Isolation Patient Room RU2076 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Option A Patient Lift System (625lb Rehab Unit 2nd Floor Isolation Patient Room RU2076 AJH207Z LFT0000 205 No Lift, Patient, Bariatric Handicare RA625TRIRC Handicare RA625TRIRC Capacity) Released Project Owner Owner 2-Movable, Elect 1 1 7,542.46 7,542.46 0 8,130.77 8,130.77 Rehab Unit 2nd Floor Isolation Patient Room RU2076 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Isolation Patient Room RU2076 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Isolation Patient Room RU2076 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Isolation Patient Room RU2076 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 FG617388BLA/FG757088YEL/FG612788YEL FG617388BLA/FG757088YEL/FG612788YEL 6173 Janitor Cart Rehab Unit 2nd Floor Janitor Closet RU2077 5845-020 HSK0017 No Cart, Housekeeping, Polymer Rubbermaid Commercial Products /FG618100YEL Grainger /FG618100YEL (Cabinet,Bucket,Wringer) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 373.91 373.91 0 403.08 403.08 Rehab Unit 2nd Floor Janitor Closet RU2077 4582-005 VAC0091 No Vacuum, Wide Area, Upright Grainger 3WE84 Grainger 3WE84 Sanitaire SC5815B Purchased Project Owner Owner 2-Movable, Elect 1 1 252.04 252.04 0 271.7 271.7 Rehab Unit 2nd Floor Medication Room RU2086 3711-049 MED0250 220.2 No Dispenser, Medication, Auxiliary CareFusion - Pyxis CareFusion - Pyxis Pyxis MedStation ES Single Column Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Medication Room RU2086 3708-118 MED0203 220.1 No Dispenser, Medication, Host (Main) CareFusion - Pyxis M4M6DRW1 CareFusion - Pyxis M4M6DRW1 Pyxis MedStation 4000 (6-Drwr, 1 Cubie) Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Medication Room RU2086 6451-003 MED0110 220L No Dispenser, Medication, Lock Module CareFusion - Pyxis MSRM CareFusion - Pyxis MSRM SMART Remote Manager Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Medication Room RU2086 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Medication Room RU2086 6050-020 REF0492 131 No Refrigerator, Commercial, Undercounter Summit Appliance FF6LADA DIRECT SUPPLY HEALTHCARE FF6LADA FF6LADA (ADA Compliant) Received Project Owner Contractor 1-Fixed 1 1 595.38 595.38 0 641.82 641.82 Rehab Unit 2nd Floor Medication Room RU2086 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Multi-Purpose Speech RU2107 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Multi-Purpose Speech RU2107 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Nourishment RU2081 5734-013 COF0091 168 No Coffee Maker, Single cup Flavia C400 Flavia C400 Creation 400 Draft (New) Lease Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 Ice Machine, Dispenser, Nugget, Rehab Unit 2nd Floor Nourishment RU2081 4817-076 ICE0307 124 No Countertop Scotsman Ice Systems HID312A-1 DIRECT SUPPLY HEALTHCARE HID312A-1 HID312A Meridian (Air Cooled) Purchased Project Owner Vendor 1-Fixed 1 1 3,521.71 3,521.71 0 3,821.06 3,821.06 Rehab Unit 2nd Floor Nourishment RU2081 4103-131 OVN0294 173 No Oven, Domestic, Microwave, Countertop GE Appliances JES1145SHSS DIRECT SUPPLY HEALTHCARE JES1145SHSS JES1145SHSS (1.1 cu.ft. Stainless) Received Project Owner Contractor 1-Fixed 1 1 110.59 110.59 0 119.22 119.22 Energy Star GIE18GSHSS (17.5 cu Rehab Unit 2nd Floor Nourishment RU2081 C-282505 C-282505 130 No Refrigerator, Domestic with Freezer GE Appliances GIE18GSHSS DIRECT SUPPLY HEALTHCARE GIE18GSHSS ft/Stainless Steel) Received Project Owner Contractor 1-Fixed 1 1 755.81 755.81 0 814.76 814.76 Water Treatment System, Ice Maker, Wall Rehab Unit 2nd Floor Nourishment RU2081 7277-002 ICE0158 124.1 No Mount Scotsman Ice Systems SSM1-P DIRECT SUPPLY HEALTHCARE SSM1-P SSM Plus - Single Purchased Project Owner Vendor 1-Fixed 1 1 224.68 224.68 0 243.78 243.78 Refurbished (1 Year Warranty Parts & Refurbished (1 Year Warranty Parts & Rehab Unit 2nd Floor Nurse Station RU2090 4177-030 INF0024 ADDED ITEM No Pump, Infusion, Single Baxter Healthcare Labor) Medone Capital Labor) Flo-Gard 6201 Purchased Project Owner Owner 2-Movable, Elect 1 4 700 2,800.00 30 3,048.40 3,048.40 CESS-3761-00/CESS-700170-00002 CESS-3761-00/CESS-700170-00002 Rehab Unit 2nd Floor Nurse Station RU2090 6764-004 THM0057 No Thermometer, Temporal Artery Exergen Corp (124275/134306) Claflin Medical Equipment (124275/134306) TAT 5000 w/ Wall Mount 134306 Received Project Owner Owner 3-Movable, Non-Elect 1 2 343.62 687.24 0 745.66 745.66 Rehab Unit 2nd Floor Nurse Station RU2090 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 6.88 13.76 0 14.83 14.83 Rehab Unit 2nd Floor Nurse Station_001 RU2088 5185-172 COP0332 249 No Copier, Floor, Multifunction Ricoh Corporation 414838 Ricoh Corporation 414838 Aficio MP C5000SPF Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 CESS-3761-00/CESS-700170-00002 CESS-3761-00/CESS-700170-00002 Rehab Unit 2nd Floor Nurse Station_001 RU2088 6764-004 THM0057 No Thermometer, Temporal Artery Exergen Corp (124275/134306) Claflin Medical Equipment (124275/134306) TAT 5000 w/ Wall Mount 134306 Received Project Owner Owner 3-Movable, Non-Elect 1 2 343.62 687.24 0 745.66 745.66 Rehab Unit 2nd Floor Nurse Station_001 RU2088 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 6.88 13.76 0 14.83 14.83 Duet Steam Electric WED94HEAW (7.4 cu. Rehab Unit 2nd Floor Patient Laundry RU2079 3753-048 DRY0130 Yes Dryer, Laundry, Domestic Whirlpool Corporation WED95HEDW DIRECT SUPPLY HEALTHCARE WED95HEDW ft./White) Received Project Owner Contractor 1-Fixed 1 1 2 983.53 983.53 35.16 1,098.15 1,098.15 Rehab Unit 2nd Floor Patient Laundry RU2079 BW398ZC OPT0000 Option Option, Option Whirlpool Corporation W10044609A DIRECT SUPPLY HEALTHCARE W10044609A Hose Kit for WED95HEDW Received Project Owner Owner 1-Fixed 1 0 1 25.83 0 25.83 27.84 0 Rehab Unit 2nd Floor Patient Laundry RU2079 BW412ZC OPT0000 Option Option, 4 Prong #13046 Whirlpool Corporation DIRECT SUPPLY HEALTHCARE Power Cord Received Project Owner Owner 1-Fixed 1 0 1 9.33 0 9.33 10.06 0 Rehab Unit 2nd Floor Patient Laundry RU2079 4673-089 WSH0298 No Washer, Clothes Whirlpool Corporation WTW5000DW DIRECT SUPPLY HEALTHCARE WTW5000DW WTW5000DW (4.3 cu.ft/White) Received Project Owner Contractor 1-Fixed 1 1 563.53 563.53 0 607.49 607.49 Rehab Unit 2nd Floor Patient Laundry RU2079 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2061 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2061 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2061 BW562FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2061 BW563FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2061 BW564FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2061 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2061 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2061 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2061 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2061 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2061 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2061 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2061 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 9 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room ItemQty Opt Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Qty Qty Cost Subtotal Subtotal Config Total Rehab Unit 2nd Floor Patient Room RU2061 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2062 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2062 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2062 BW616FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2062 BW617FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2062 BW618FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2062 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2062 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2062 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2062 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2062 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2062 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2062 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2062 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2062 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2063 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2063 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2063 BW640FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2063 BW641FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2063 BW642FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2063 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2063 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2063 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2063 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2063 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2063 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2063 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2063 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2063 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2064 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2064 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2064 BW610FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2064 BW611FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2064 BW612FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2064 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2064 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2064 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2064 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2064 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2064 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2064 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2064 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2064 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2065 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2065 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2065 BW613FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2065 BW614FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2065 BW615FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2065 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2065 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2065 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2065 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2065 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2065 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2065 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2065 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2065 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2066 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2066 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2066 BW643FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2066 BW644FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2066 BW645FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2066 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2066 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2066 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2066 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2066 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2066 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2066 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2066 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2066 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2067 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2067 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2067 BW646FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2067 BW647FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2067 BW648FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2067 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2067 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2067 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2067 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2067 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2067 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2067 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2067 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2067 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2068 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2068 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2068 BW649FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2068 BW650FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2068 BW651FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2068 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2068 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2068 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2068 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2068 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2068 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2068 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2068 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2068 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2069 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2069 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2069 BW637FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2069 BW638FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2069 BW639FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2069 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 10 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room ItemQty Opt Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Qty Qty Cost Subtotal Subtotal Config Total Rehab Unit 2nd Floor Patient Room RU2069 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2069 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2069 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2069 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2069 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2069 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2069 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2069 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2070 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2070 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2070 BW634FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2070 BW635FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2070 BW636FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2070 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2070 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2070 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2070 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2070 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2070 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2070 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2070 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2070 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2071 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2071 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2071 BW631FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2071 BW632FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2071 BW633FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2071 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2071 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2071 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2071 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2071 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2071 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2071 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2071 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2071 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2072 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2072 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2072 BW628FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2072 BW629FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2072 BW630FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2072 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2072 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2072 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2072 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2072 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2072 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2072 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2072 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2072 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2073 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2073 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2073 BW625FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2073 BW626FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2073 BW627FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2073 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2073 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2073 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2073 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2073 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2073 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2073 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2073 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2073 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2074 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2074 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2074 BW622FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2074 BW623FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2074 BW624FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2074 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2074 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2074 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2074 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2074 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2074 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2074 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2074 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2074 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2075 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2075 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Patient Room RU2075 BW619FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2075 BW620FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2075 BW621FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Patient Room RU2075 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2075 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Patient Room RU2075 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Patient Room RU2075 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Patient Room RU2075 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Patient Room RU2075 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Patient Room RU2075 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Patient Room RU2075 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Room RU2075 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2060A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2061A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2062A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2063A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2064A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2065A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2066A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2067A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2068A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2069A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2070A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2071A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2072A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2073A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2074A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2075A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Patient Toilet RU2076A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Public/Patient Toilet RU2095 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 11 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room ItemQty Opt Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Qty Qty Cost Subtotal Subtotal Config Total Rehab Unit 2nd Floor Public/Patient Toilet_001 RU2093 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Sec. Patient Room RU2060 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Sec. Patient Room RU2060 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed Rehab Unit 2nd Floor Sec. Patient Room RU2060 BW565FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Sec. Patient Room RU2060 BW566FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Rehab Unit 2nd Floor Sec. Patient Room RU2060 BW567FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security Rehab Unit 2nd Floor Sec. Patient Room RU2060 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Sec. Patient Room RU2060 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 Rehab Unit 2nd Floor Sec. Patient Room RU2060 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Sec. Patient Room RU2060 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Sec. Patient Room RU2060 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Sec. Patient Room RU2060 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 Rehab Unit 2nd Floor Sec. Patient Room RU2060 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 Rehab Unit 2nd Floor Sec. Patient Room RU2060 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be Rehab Unit 2nd Floor Sec. Patient Room RU2060 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Sec. Patient Room RU2060 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Rehab Unit 2nd Floor Soiled Utility RU2085 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Rehab Unit 2nd Floor Soiled Utility RU2085 3836-040 HAM0010 No Hamper, Linen Pedigo Products P-121-L Pedigo Products P-121-L P-121-L Received Project Owner Owner 3-Movable, Non-Elect 1 2 272.45 544.9 0 591.22 591.22 Rehab Unit 2nd Floor Soiled Utility RU2085 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Special Bathing RU2083 C-281565 C-281565 No Chair, Clinical, Shower, Floor Drive Medical CESS-700869-00001 Claflin Medical Equipment CESS-700869-00001 Chair, Clinical, Shower, Floor; 500lb Received Project Owner Owner 3-Movable, Non-Elect 1 1 39.97 39.97 0 43.37 43.37 Rehab Unit 2nd Floor Special Bathing RU2083 4437-017 STR0331 No Stretcher, Shower, Manual/Hydraulic GF Health Products Inc. 9005 Claflin Medical Equipment 9005 9005 Bariatric PVC Shower Bed Received Project Owner Owner 3-Movable, Non-Elect 1 1 866.4 866.4 0 940.04 940.04 Rehab Unit 2nd Floor Special Bathing RU2083 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Staff Toilet RU2082 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Sub Nurse RU2105 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Rehab Unit 2nd Floor Sub Nurse_001 RU2103 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Respiratory Therapy R.T. Clean Storage RT2026 3806-002 FLW0170 No Flowmeter, Air Precision Medical Incorporated 1MFA2005 Claflin Medical Equipment 1MFA2005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 10 37.92 379.2 0 411.43 411.43 Respiratory Therapy R.T. Clean Storage RT2026 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox Respiratory Therapy R.T. Decontam RT2025 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 FG264360GRAY/FG264560GRAY/FG26400 FG264360GRAY/FG264560GRAY/FG26400 2643 BRUTE Gray w/2645-60 Lid & 2640 Respiratory Therapy R.T. Decontam RT2025 4691-018 WST0285 No Waste Can, 44-55 Gallon Rubbermaid Commercial Products 0BLA Grainger 0BLA Dolly Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 114.69 114.69 0 123.64 123.64 Respiratory Therapy Respiratory Therapy office RT2027 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 Respiratory Therapy Respiratory Therapy office RT2027 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Clean Utility TB2039 3582-006 SPC0119 No Cart / Truck, Linen, Convertible InterMetro Industries Corporation CLTH2460C InterMetro Industries Corporation CLTH2460C CLT Heavy Duty Chrome 60x24x70 Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 1,522.50 1,522.50 0 1,651.91 1,651.91 TBI Unit Clean Utility TB2039 3542-002 SPC0003 No Cart, Supply, Exchange InterMetro Industries Corporation ECM56XC InterMetro Industries Corporation ECM56XC ECM-C Series 60x24x72 Purchased Project Owner Vendor 3-Movable, Non-Elect 1 1 1,417.67 1,417.67 0 1,538.17 1,538.17 Cart Covers, UNCOATED CVR MARINER TBI Unit Clean Utility TB2039 C-285669 C-285669 No Shelving, Allowance, Cart Covers InterMetro Industries Corporation 24X60X62VUCMB InterMetro Industries Corporation 24X60X62VUCMB BLUE VELC Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 110.4 220.8 0 238.02 238.02 TBI Unit Clean Utility TB2039 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Corridor_002 TB2044 5859-084 PRC0643 257.1 No Cart, Procedure, Resuscitation InterMetro Industries Corporation LECCRP3 InterMetro Industries Corporation LECCRP3 Lifeline LECCRP3 Purchased Project Owner Vendor 1-Fixed 1 1 1,764.10 1,764.10 0 1,914.05 1,914.05 Defibrillator, Monitor, Automatic, TBI Unit Corridor_002 TB2044 C-201387 C-201387 Yes Advisory Zoll Medical Corporation 3 0220 0000 0113 0013 Claflin Medical Equipment 3 0220 0000 0113 0013 R Series BLS w/Pacing Received Project Owner Vendor 2-Movable, Elect 1 1 2 8,188.05 8,188.05 493.34 9,419.31 9,419.31 With ALL Batteries and accessories Defibrillator, Rechargeable Lithium Ion TBI Unit Corridor_002 TB2044 ATJ056K OPT0000 Option Battery Pack Zoll Medical Corporation 8019-0535-01 Claflin Medical Equipment 8019-0535-01 Rechargeable Lithium Ion Battery Pack Received Project Owner Owner 2-Movable, Elect 1 0 1 406.13 0 406.13 440.65 0 Defibrillator, OneStep Complete OneStep Complete Resuscitation TBI Unit Corridor_002 TB2044 ATJ059K OPT0000 Option Resuscitation Electrode (1 pair) Zoll Medical Corporation 8900-0224-01 Claflin Medical Equipment 8900-0224-01 Electrode (1 pair) Received Project Owner Owner 2-Movable, Elect 1 0 1 87.21 0 87.21 94.62 0 TBI Unit Corridor_002 TB2044 AJH285Z LAR0000 No Laryngoscope Set, Fiberoptic Welch Allyn, Inc. Removed from PO per Peter Claflin Medical Equipment Released Project Owner Owner 3-Movable, Non-Elect 1 1 536.61 536.61 0 578.47 578.47 TBI Unit Corridor_002 TB2044 AJH286Z LAR0000 No Laryngoscope Set, Fiberoptic Welch Allyn, Inc. Removed from PO per Peter Claflin Medical Equipment Released Project Owner Owner 3-Movable, Non-Elect 1 1 457.89 457.89 0 493.61 493.61 Pump, Suction/Aspirator, General, TBI Unit Corridor_002 TB2044 3374-020 ASP0020 No Portable Precision Medical Incorporated PM65HG Claflin Medical Equipment PM65HG PM65 EasyGoVac Received Project Owner Owner 2-Movable, Elect 1 1 336.3 336.3 0 364.89 364.89 TBI Unit Dictation TB2035 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Equipment Storage TB2041 6016-001 SPC0379 No Cart, Supply, Chrome, 60 inch InterMetro Industries Corporation N566EC InterMetro Industries Corporation N566EC Super Erecta 60x24x69 [N566EC] Purchased Project Owner Vendor 3-Movable, Non-Elect 1 3 343.22 1,029.66 0 1,117.18 1,117.18 TBI Unit Equipment Storage TB2041 4849-016 EXE0420 No Exerciser, CPM, Knee DJO Global, for Chattanooga Products 2028 Claflin Medical Equipment 2028 OptiFlex-K1 Received Project Owner Owner 2-Movable, Elect 1 2 1,569.70 3,139.40 0 3,406.25 3,406.25 Option A Patient Lift System (625lb TBI Unit Equipment Storage TB2041 AJH291Z LFT0000 No Lift, Patient, Bariatric Handicare RA625TRIRC Handicare RA625TRIRC Capacity Released Project Owner Owner 2-Movable, Elect 1 1 7,542.46 7,542.46 0 8,130.77 8,130.77 TBI Unit Equipment Storage TB2041 4275-023 SCL0131 No Scale, Clinical, Adult, Wheelchair Health O Meter, Inc. CESS-1755-00 Claflin Medical Equipment CESS-1755-00 2600KL ProPlus Received Project Owner Owner 3-Movable, Non-Elect 1 1 2,169.50 2,169.50 0 2,353.91 2,353.91 TBI Unit Equipment Storage TB2041 4360-013 IVS0011 No Stand, IV, Stainless Steel Pedigo Products P-1576-4 Pedigo Products P-1576-4 P-1576-4 (5-leg, 4-hook) Received Project Owner Owner 3-Movable, Non-Elect 1 5 312.6 1,563.00 0 1,695.86 1,695.86 TBI Unit Equipment Storage TB2041 4417-003 STL0113 No Stool, Step, w/Handrail Pedigo Products P-10-A Pedigo Products P-10-A P-10-A Chrome Received Project Owner Owner 3-Movable, Non-Elect 1 2 115.35 230.7 0 250.31 250.31 SmartMount SP740P Pivot (Standard 22'' TBI Unit Family Room MS2050B 6418-033 BRK0175 061A No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP740P Peerless Industries, Inc. SP740P to 40'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room MS2050B 6584-063 TVS0480 060A No Television, 30-32 in, Flat Panel LG Commercial Products 32LY340C LG Commercial Products 32LY340C 32LY340C (32'' Commercial LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room MS2050B C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 SmartMount SP740P Pivot (Standard 22'' TBI Unit Family Room MS2051B 6418-033 BRK0175 061A No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP740P Peerless Industries, Inc. SP740P to 40'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room MS2051B 6584-063 TVS0480 060A No Television, 30-32 in, Flat Panel LG Commercial Products 32LY340C LG Commercial Products 32LY340C 32LY340C (32'' Commercial LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room MS2051B C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 SmartMount SP740P Pivot (Standard 22'' TBI Unit Family Room MS2052B 6418-033 BRK0175 061A No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP740P Peerless Industries, Inc. SP740P to 40'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room MS2052B 6584-063 TVS0480 060A No Television, 30-32 in, Flat Panel LG Commercial Products 32LY340C LG Commercial Products 32LY340C 32LY340C (32'' Commercial LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room MS2052B C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 SmartMount SP740P Pivot (Standard 22'' TBI Unit Family Room MS2053B 6418-033 BRK0175 061A No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP740P Peerless Industries, Inc. SP740P to 40'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room MS2053B 6584-063 TVS0480 060A No Television, 30-32 in, Flat Panel LG Commercial Products 32LY340C LG Commercial Products 32LY340C 32LY340C (32'' Commercial LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room MS2053B C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 SmartMount SP740P Pivot (Standard 22'' TBI Unit Family Room MS2054B 6418-033 BRK0175 061A No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP740P Peerless Industries, Inc. SP740P to 40'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room MS2054B 6584-063 TVS0480 060A No Television, 30-32 in, Flat Panel LG Commercial Products 32LY340C LG Commercial Products 32LY340C 32LY340C (32'' Commercial LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room MS2054B C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 SmartMount SP740P Pivot (Standard 22'' TBI Unit Family Room RU2055B 6418-033 BRK0175 061A No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP740P Peerless Industries, Inc. SP740P to 40'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room RU2055B 6584-063 TVS0480 060A No Television, 30-32 in, Flat Panel LG Commercial Products 32LY340C LG Commercial Products 32LY340C 32LY340C (32'' Commercial LED) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Family Room RU2055B C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Isolation Patient Room RU2059 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 TBI Unit Isolation Patient Room RU2059 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed TBI Unit Isolation Patient Room RU2059 BW571FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 TBI Unit Isolation Patient Room RU2059 BW572FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 TBI Unit Isolation Patient Room RU2059 BW573FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security TBI Unit Isolation Patient Room RU2059 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Isolation Patient Room RU2059 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 TBI Unit Isolation Patient Room RU2059 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit Isolation Patient Room RU2059 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Isolation Patient Room RU2059 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 TBI Unit Isolation Patient Room RU2059 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 TBI Unit Isolation Patient Room RU2059 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be TBI Unit Isolation Patient Room RU2059 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Isolation Patient Room RU2059 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 FG617388BLA/FG757088YEL/FG612788YEL FG617388BLA/FG757088YEL/FG612788YEL 6173 Janitor Cart TBI Unit Janitor Closet TB2030 5845-020 HSK0017 No Cart, Housekeeping, Polymer Rubbermaid Commercial Products /FG618100YEL Grainger /FG618100YEL (Cabinet,Bucket,Wringer) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 373.91 373.91 0 403.08 403.08 TBI Unit Janitor Closet TB2030 6970-003 SGN0028 No Signage, Wet Floor Rubbermaid Commercial Products FG611200YEL/3U953 Grainger FG611200YEL/3U953 6112 Caution (2-Sided) Purchased Project Owner Owner 3-Movable, Non-Elect 1 2 15.04 30.08 0 32.43 32.43 TBI Unit Med Room TB2038 3711-049 MED0250 220.2 No Dispenser, Medication, Auxiliary CareFusion - Pyxis CareFusion - Pyxis Pyxis MedStation ES Single Column Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Med Room TB2038 3708-118 MED0203 220.1 No Dispenser, Medication, Host (Main) CareFusion - Pyxis M4M6DRW1 CareFusion - Pyxis M4M6DRW1 Pyxis MedStation 4000 (6-Drwr, 1 Cubie) Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Med Room TB2038 6451-003 MED0110 220L No Dispenser, Medication, Lock Module CareFusion - Pyxis MSRM CareFusion - Pyxis MSRM SMART Remote Manager Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit Med Room TB2038 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Med Room TB2038 6050-020 REF0492 131 No Refrigerator, Commercial, Undercounter Summit Appliance FF6LADA DIRECT SUPPLY HEALTHCARE FF6LADA FF6LADA (ADA Compliant) Received Project Owner Contractor 1-Fixed 1 1 595.38 595.38 0 641.82 641.82 TBI Unit Med Room TB2038 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Nourishment TB2042 5734-013 COF0091 168 No Coffee Maker, Single cup Flavia C400 Flavia C400 Creation 400 Draft (New) Lease Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 Ice Machine, Dispenser, Nugget, TBI Unit Nourishment TB2042 4817-076 ICE0307 124 No Countertop Scotsman Ice Systems HID312A-1 DIRECT SUPPLY HEALTHCARE HID312A-1 HID312A Meridian (Air Cooled) Purchased Project Owner Vendor 1-Fixed 1 1 3,521.71 3,521.71 0 3,821.06 3,821.06 TBI Unit Nourishment TB2042 4103-131 OVN0294 173 No Oven, Domestic, Microwave, Countertop GE Appliances JES1145SHSS DIRECT SUPPLY HEALTHCARE JES1145SHSS JES1145SHSS (1.1 cu.ft. Stainless) Received Project Owner Contractor 1-Fixed 1 1 110.59 110.59 0 119.22 119.22 Energy Star GIE18GSHSS (17.5 cu TBI Unit Nourishment TB2042 C-282505 C-282505 130 No Refrigerator, Domestic with Freezer GE Appliances GIE18GSHSS DIRECT SUPPLY HEALTHCARE GIE18GSHSS ft/Stainless Steel) Received Project Owner Contractor 1-Fixed 1 1 755.81 755.81 0 814.76 814.76 Water Treatment System, Ice Maker, Wall TBI Unit Nourishment TB2042 7277-002 ICE0158 124.1 No Mount Scotsman Ice Systems SSM1-P DIRECT SUPPLY HEALTHCARE SSM1-P SSM Plus - Single Purchased Project Owner Vendor 1-Fixed 1 1 224.68 224.68 0 243.78 243.78 TBI Unit Nurse Station TB2036 5185-172 COP0332 249 No Copier, Floor, Multifunction Ricoh Corporation 414838 Ricoh Corporation 414838 Aficio MP C5000SPF Validated Lease Owner Vendor 1-Fixed 1 1 0 0 0 0 0 CESS-3761-00/CESS-700170-00002 CESS-3761-00/CESS-700170-00002 TBI Unit Nurse Station TB2036 6764-004 THM0057 No Thermometer, Temporal Artery Exergen Corp (124275/134306) Claflin Medical Equipment (124275/134306) TAT 5000 w/ Wall Mount 134306 Received Project Owner Owner 3-Movable, Non-Elect 1 1 343.62 343.62 0 372.83 372.83 TBI Unit Nurse Station TB2036 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 CESS-3761-00/CESS-700170-00002 CESS-3761-00/CESS-700170-00002 TBI Unit Nurse Station_001 TB2034 6764-004 THM0057 No Thermometer, Temporal Artery Exergen Corp (124275/134306) Claflin Medical Equipment (124275/134306) TAT 5000 w/ Wall Mount 134306 Received Project Owner Owner 3-Movable, Non-Elect 1 1 343.62 343.62 0 372.83 372.83 TBI Unit Nurse Station_001 TB2034 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Room RU2058 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 TBI Unit Patient Room RU2058 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 497 5,278.53 5,278.53 With scale, sidecom, and bed exit alarm. Warranty 5 YR Parts 2 YR Labor for Bed TBI Unit Patient Room RU2058 BW568FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 TBI Unit Patient Room RU2058 BW569FM OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 12 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room ItemQty Opt Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Qty Qty Cost Subtotal Subtotal Config Total TBI Unit Patient Room RU2058 BW570FM OPT0000 Option Option, Option Linet Americas, Inc. BZC 5000-84 Linet Americas, Inc. BZC 5000-84 Mattress BodyZone 5000 C 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 497 0 497 539.25 0 SmartMount SP850 Dedicated (Security TBI Unit Patient Room RU2058 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Patient Room RU2058 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 TBI Unit Patient Room RU2058 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit Patient Room RU2058 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Patient Room RU2058 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 TBI Unit Patient Room RU2058 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 TBI Unit Patient Room RU2058 6584-065 TVS0483 060H No Television, 30-32 in, Flat Panel LG Commercial Products 32LY560M LG Commercial Products 32LY560M 32LY560M (32'' Hospital Grade LED) Validated Construction Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be TBI Unit Patient Room RU2058 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Room RU2058 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Toilet MS2050A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Toilet MS2051A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Toilet MS2052A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Toilet MS2053A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Toilet MS2054A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Toilet MS2055A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Toilet RU2058A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Toilet RU2059A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Toilet TB2056A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Patient Toilet TB2057A C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Series 1440 Dual Lift Powermatic (6 x 8) TBI Unit Quiet Gym TB2033 5942-012 TMT0078 262G1 No Table, Mat, Hi-Low, Electric, 72 inch Hausmann Industries 1440-68-113/081206382/921138 Patterson Medical 1440-68-113/081206382/921138 Blue Received Project Owner Owner 2-Movable, Elect 1 1 4,492.86 4,492.86 185.69 5,060.44 5,060.44 TBI Unit Quiet Gym TB2033 5977-029 TAT0276 No Table, Therapy, Adjustable Height Patterson Medical 8858B Patterson Medical 8858B Laminate Top/Manual (28x60) Received Project Owner Owner 3-Movable, Non-Elect 1 1 1,343.66 1,343.66 55.53 1,513.40 1,513.40 TBI Unit Quiet Gym TB2033 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit Soiled Utility TB2037 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Soiled Utility TB2037 3836-040 HAM0010 No Hamper, Linen Pedigo Products P-121-L Pedigo Products P-121-L P-121-L Received Project Owner Owner 3-Movable, Non-Elect 1 2 272.45 544.9 0 591.22 591.22 TBI Unit Soiled Utility TB2037 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Staff Lounge TB2028 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 SmartMount SP740P Pivot (Standard 22'' TBI Unit Staff Lounge TB2028 6418-033 BRK0175 061A No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP740P Peerless Industries, Inc. SP740P to 40'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit Staff Lounge TB2028 5734-013 COF0091 168 No Coffee Maker, Single cup Flavia C400 Flavia C400 Creation 400 Draft (New) Lease Owner Vendor 2-Movable, Elect 1 1 0 0 0 0 0 TBI Unit Staff Lounge TB2028 4103-131 OVN0294 173 No Oven, Domestic, Microwave, Countertop GE Appliances JES1145SHSS DIRECT SUPPLY HEALTHCARE JES1145SHSS JES1145SHSS (1.1 cu.ft. Stainless) Received Project Owner Contractor 1-Fixed 1 1 110.59 110.59 0 119.22 119.22 Energy Star GIE18GSHSS (17.5 cu TBI Unit Staff Lounge TB2028 C-282505 C-282505 130 No Refrigerator, Domestic with Freezer GE Appliances GIE18GSHSS DIRECT SUPPLY HEALTHCARE GIE18GSHSS ft/Stainless Steel) Received Project Owner Contractor 1-Fixed 1 1 755.81 755.81 0 814.76 814.76 TBI Unit Staff Lounge TB2028 6348-096 TVS0467 No Television, 36-43 in., Flat Panel LG Commercial Products 42LN541C LG Commercial Products 42LN541C 42LN541C (42'' Commercial LED) Validated Construction Owner Owner 2-Movable, Elect 1 1 0 0 0 0 0 25 gal. Round Brown Side Opening Trash TBI Unit Staff Lounge TB2028 C-284496 C-284496 No Waste Can, Swing Top Rubbermaid Commercial Products 3U949 Grainger 3U949 Can Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 127.93 127.93 0 137.91 137.91 TBI Unit Staff Toilet TB2029 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Sub Nurse_001 TB2045 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Sub Nurse_002 TB2046 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Sub Nurse_003 TB2047 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Sub Nurse_004 TB2049 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit TBI Patient Room TB2056 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 TBI Unit TBI Patient Room TB2056 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 1,145.38 5,982.02 5,982.02 With scale, sidecom, and bed exit alarm. TBI Unit TBI Patient Room TB2056 ATF142E OPT0000 Option Bed, Electric, Mattress, Ergozone C-iGel Linet Americas, Inc. BZC7000-84-3053610 Linet Americas, Inc. BZC7000-84-3053610 Mattress, Ergozone C-iGel 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 1,145.38 0 1,145.38 1,242.74 0 TBI Unit TBI Patient Room TB2056 ATF135E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Warranty 5 YR Parts 2 YR Labor for Bed TBI Unit TBI Patient Room TB2056 ATF128E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 SmartMount SP850 Dedicated (Security TBI Unit TBI Patient Room TB2056 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit TBI Patient Room TB2056 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 TBI Unit TBI Patient Room TB2056 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit TBI Patient Room TB2056 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit TBI Patient Room TB2056 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 TBI Unit TBI Patient Room TB2056 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 TBI Unit TBI Patient Room TB2056 6348-102 TVS0482 No Television, 36-43 in., Flat Panel LG Commercial Products 42LY560M LG Commercial Products 42LY560M 42LY560M (42'' Hospital Grade) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be TBI Unit TBI Patient Room TB2056 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit TBI Patient Room TB2056 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit TBI Patient Room TB2057 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 TBI Unit TBI Patient Room TB2057 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 1,145.38 5,982.02 5,982.02 With scale, sidecom, and bed exit alarm. TBI Unit TBI Patient Room TB2057 ATF134E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 TBI Unit TBI Patient Room TB2057 ATF141E OPT0000 Option Bed, Electric, Mattress, Ergozone C-iGel Linet Americas, Inc. BZC7000-84-3053610 Linet Americas, Inc. BZC7000-84-3053610 Mattress, Ergozone C-iGel 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 1,145.38 0 1,145.38 1,242.74 0 Warranty 5 YR Parts 2 YR Labor for Bed TBI Unit TBI Patient Room TB2057 ATF127E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 SmartMount SP850 Dedicated (Security TBI Unit TBI Patient Room TB2057 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit TBI Patient Room TB2057 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 TBI Unit TBI Patient Room TB2057 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit TBI Patient Room TB2057 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit TBI Patient Room TB2057 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 TBI Unit TBI Patient Room TB2057 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 TBI Unit TBI Patient Room TB2057 6348-102 TVS0482 No Television, 36-43 in., Flat Panel LG Commercial Products 42LY560M LG Commercial Products 42LY560M 42LY560M (42'' Hospital Grade) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be TBI Unit TBI Patient Room TB2057 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit TBI Patient Room TB2057 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit Training '0001 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit VIP TBI Patient Room TB2050 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 TBI Unit VIP TBI Patient Room TB2050 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 1,145.38 5,982.02 5,982.02 With scale, sidecom, and bed exit alarm. TBI Unit VIP TBI Patient Room TB2050 ASV180L OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 TBI Unit VIP TBI Patient Room TB2050 ASV216L OPT0000 Option Bed, Electric, Mattress, Ergozone C-iGel Linet Americas, Inc. BZC7000-84-3053610 Linet Americas, Inc. BZC7000-84-3053610 Mattress, Ergozone C-iGel 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 1,145.38 0 1,145.38 1,242.74 0 Warranty 5 YR Parts 2 YR Labor for Bed TBI Unit VIP TBI Patient Room TB2050 ASV141L OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 SmartMount SP850 Dedicated (Security TBI Unit VIP TBI Patient Room TB2050 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Patient Room TB2050 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 TBI Unit VIP TBI Patient Room TB2050 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit VIP TBI Patient Room TB2050 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Patient Room TB2050 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 TBI Unit VIP TBI Patient Room TB2050 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 TBI Unit VIP TBI Patient Room TB2050 6348-102 TVS0482 No Television, 36-43 in., Flat Panel LG Commercial Products 42LY560M LG Commercial Products 42LY560M 42LY560M (42'' Hospital Grade) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be TBI Unit VIP TBI Patient Room TB2050 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit VIP TBI Patient Room TB2050 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit VIP TBI Room TB2051 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2051 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 1,145.38 5,982.02 5,982.02 With scale, sidecom, and bed exit alarm. TBI Unit VIP TBI Room TB2051 ATF144E OPT0000 Option Bed, Electric, Mattress, Ergozone C-iGel Linet Americas, Inc. BZC7000-84-3053610 Linet Americas, Inc. BZC7000-84-3053610 Mattress, Ergozone C-iGel 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 1,145.38 0 1,145.38 1,242.74 0 TBI Unit VIP TBI Room TB2051 ATF137E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Warranty 5 YR Parts 2 YR Labor for Bed TBI Unit VIP TBI Room TB2051 ATF130E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 SmartMount SP850 Dedicated (Security TBI Unit VIP TBI Room TB2051 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2051 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 TBI Unit VIP TBI Room TB2051 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit VIP TBI Room TB2051 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2051 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 TBI Unit VIP TBI Room TB2051 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 TBI Unit VIP TBI Room TB2051 6348-102 TVS0482 No Television, 36-43 in., Flat Panel LG Commercial Products 42LY560M LG Commercial Products 42LY560M 42LY560M (42'' Hospital Grade) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be TBI Unit VIP TBI Room TB2051 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit VIP TBI Room TB2051 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit VIP TBI Room TB2052 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2052 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 1,145.38 5,982.02 5,982.02 With scale, sidecom, and bed exit alarm. TBI Unit VIP TBI Room TB2052 ATF146E OPT0000 Option Bed, Electric, Mattress, Ergozone C-iGel Linet Americas, Inc. BZC7000-84-3053610 Linet Americas, Inc. BZC7000-84-3053610 Mattress, Ergozone C-iGel 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 1,145.38 0 1,145.38 1,242.74 0 TBI Unit VIP TBI Room TB2052 ATF139E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 Warranty 5 YR Parts 2 YR Labor for Bed TBI Unit VIP TBI Room TB2052 ATF132E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 SmartMount SP850 Dedicated (Security TBI Unit VIP TBI Room TB2052 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2052 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 TBI Unit VIP TBI Room TB2052 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit VIP TBI Room TB2052 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2052 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 TBI Unit VIP TBI Room TB2052 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 TBI Unit VIP TBI Room TB2052 6348-102 TVS0482 No Television, 36-43 in., Flat Panel LG Commercial Products 42LY560M LG Commercial Products 42LY560M 42LY560M (42'' Hospital Grade) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be TBI Unit VIP TBI Room TB2052 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 13 of 14 12/28/2015

Rehabilitation Hospital of Surprise Room by Room 12.07.15 Installed Room ItemQty Opt Unit Item Opt Total Room Ext Department Room Room # Atta ID CAD ID Item ID Options Description Manufacturer Mfr # Vendor Vendor # Model Status Funding Furnished By Arch Code Item Notes By Qty Qty Cost Subtotal Subtotal Config Total TBI Unit VIP TBI Room TB2052 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit VIP TBI Room TB2053 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2053 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 1,145.38 5,982.02 5,982.02 With scale, sidecom, and bed exit alarm. TBI Unit VIP TBI Room TB2053 ATF140E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2053 ATF147E OPT0000 Option Bed, Electric, Mattress, Ergozone C-iGel Linet Americas, Inc. BZC7000-84-3053610 Linet Americas, Inc. BZC7000-84-3053610 Mattress, Ergozone C-iGel 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 1,145.38 0 1,145.38 1,242.74 0 Warranty 5 YR Parts 2 YR Labor for Bed TBI Unit VIP TBI Room TB2053 ATF133E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 SmartMount SP850 Dedicated (Security TBI Unit VIP TBI Room TB2053 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2053 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 12.4 TBI Unit VIP TBI Room TB2053 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit VIP TBI Room TB2053 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2053 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 TBI Unit VIP TBI Room TB2053 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 TBI Unit VIP TBI Room TB2053 6348-102 TVS0482 No Television, 36-43 in., Flat Panel LG Commercial Products 42LY560M LG Commercial Products 42LY560M 42LY560M (42'' Hospital Grade) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be TBI Unit VIP TBI Room TB2053 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit VIP TBI Room TB2053 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit VIP TBI Room TB2054 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2054 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 1,145.38 5,982.02 5,982.02 With scale, sidecom, and bed exit alarm. TBI Unit VIP TBI Room TB2054 ATF136E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2054 ATF143E OPT0000 Option Bed, Electric, Mattress, Ergozone C-iGel Linet Americas, Inc. BZC7000-84-3053610 Linet Americas, Inc. BZC7000-84-3053610 Mattress, Ergozone C-iGel 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 1,145.38 0 1,145.38 1,242.74 0 Warranty 5 YR Parts 2 YR Labor for Bed TBI Unit VIP TBI Room TB2054 ATF129E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 SmartMount SP850 Dedicated (Security TBI Unit VIP TBI Room TB2054 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2054 5177-043 CLK0130 193 No Clock, Analog, Wall Staples Staples Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 10.12 10.12 0 12.4 10.4 TBI Unit VIP TBI Room TB2054 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit VIP TBI Room TB2054 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2054 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 TBI Unit VIP TBI Room TB2054 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 TBI Unit VIP TBI Room TB2054 6348-102 TVS0482 No Television, 36-43 in., Flat Panel LG Commercial Products 42LY560M LG Commercial Products 42LY560M 42LY560M (42'' Hospital Grade) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be TBI Unit VIP TBI Room TB2054 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit VIP TBI Room TB2054 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit VIP TBI Room TB2055 4958-001 ALL0028 No Allowance, Furniture To Be Determined To Be Determined Note: Furniture by Interior Design TBD Draft (New) Project Owner Vendor 5-Furniture 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2055 C-277548 C-277548 Yes Bed, Electric Linet Americas, Inc. 1GZ6A100-16 Linet Americas, Inc. 1GZ6A100-16 Eleganza 3 LE Purchased Project Owner Vendor 2-Movable, Elect 1 1 3 4,368.00 4,368.00 1,145.38 5,982.02 5,982.02 With scale, sidecom, and bed exit alarm. TBI Unit VIP TBI Room TB2055 ATF138E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty/5 Year Matt Linet Americas, Inc. Warranty/5 Year Matt 5 Year Mattress Warranty Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2055 ATF145E OPT0000 Option Bed, Electric, Mattress, Ergozone C-iGel Linet Americas, Inc. BZC7000-84-3053610 Linet Americas, Inc. BZC7000-84-3053610 Mattress, Ergozone C-iGel 84" Purchased Project Owner Owner 2-Movable, Elect 1 0 1 1,145.38 0 1,145.38 1,242.74 0 Warranty 5 YR Parts 2 YR Labor for Bed TBI Unit VIP TBI Room TB2055 ATF131E OPT0000 Option Option, Warranty Linet Americas, Inc. Warranty5YP2YL Linet Americas, Inc. Warranty5YP2YL Frames Purchased Project Owner Owner 2-Movable, Elect 1 0 1 0 0 0 0 0 SmartMount SP850 Dedicated (Security TBI Unit VIP TBI Room TB2055 6418-022 BRK0163 061H No Bracket, Television, Wall, Flat Panel Peerless Industries, Inc. SP850 Commercial Sales & Service SP850 32'' to 80'') Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2055 5177-043 CLK0130 193 No Clock, Analog, Wall Grainger 5H495 Grainger 5H495 Geneva Quartz Clock - 5H495 Released Project Owner Owner 1-Fixed 1 1 26.52 26.52 0 28.59 28.59 TBI Unit VIP TBI Room TB2055 C-281383 C-281383 232.1 No Dispenser, Glove, Triple Box LSA Design GBH3KCR/CESS-6185-EA Claflin Medical Equipment GBH3KCR/CESS-6185-EA Triple Glove Box Holder Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 Disposal, Sharps & Locking Bracket - SharpSafety In-Room 8518X w/ Mailbox TBI Unit VIP TBI Room TB2055 3723-038 DIS0295 232.2 No Separate lines created for P.O. Covidien - Kendall Products 8518X / 85021 Claflin Medical Equipment 8518X / 85021 Lid 85021 Validated Unfunded Owner Contractor 1-Fixed 1 1 0 0 0 0 0 TBI Unit VIP TBI Room TB2055 3803-002 FLW0004 No Flowmeter, Oxygen Precision Medical Incorporated 1MFA1005 Claflin Medical Equipment 1MFA1005 Chrome (0-15 lpm, Ohmeda) Received Project Owner Owner 3-Movable, Non-Elect 1 1 36.69 36.69 0 39.81 39.81 TBI Unit VIP TBI Room TB2055 4249-070 REG0438 No Regulator, Suction, Continuous Precision Medical Incorporated PS3115T Claflin Medical Equipment PS3115T PS3115T Preset (Ohmeda/DISS Male) Received Project Owner Owner 3-Movable, Non-Elect 1 1 236.25 236.25 0 256.33 256.33 TBI Unit VIP TBI Room TB2055 6348-102 TVS0482 No Television, 36-43 in., Flat Panel LG Commercial Products 42LY560M LG Commercial Products 42LY560M 42LY560M (42'' Hospital Grade) Validated Construction Owner Vendor 1-Fixed 1 1 0 0 0 0 0 Waste Can, Client requested Step On to be TBI Unit VIP TBI Room TB2055 C-284492 C-284492 No removed and replaced by Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Released Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 TBI Unit VIP TBI Room TB2055 C-284492 C-284492 No Waste Can, Open Top Grainger 4PGN6 Grainger 4PGN6 Tough Guy 4PGN6 (7 gal. Beige) Purchased Project Owner Owner 3-Movable, Non-Elect 1 1 6.88 6.88 0 7.42 7.42 Quad cane PT GO5345S QUAD CANE/ROLLATOR/CRUTCHES WALKERS MEDLINE MEDLINE MOVABLE 0 2425.31 $2,425.31 2626.68 2626.68 WHEELCHAIR,K3 Therapy Medline MDS806650NE medline Purchased Owner movable 4 4 $130.76 $523.04 566.19 566.19 BASIC,16,DLA,ELR WHEELCHAIR,EXCEL K3 Therapy Medline MDS806650E medline Purchased Owner movable 10 10 $130.76 $1,307.60 1415.48 1415.48 BASIC,18,RDLA,ELR WHEELCHAIR,EXCEL,22 Therapy Medline MDS806850 medline Purchased Owner movable 4 4 $243.54 $974.16 1054.53 1054.53 W,RDLA,ELR,NAVY WHEELCHAIR,EXCEL,20 Therapy Medline MDS806750 medline Purchased Owner movable 4 4 $239.76 $959.04 1038.16 1038.16 W,RDLA,ELR WHEELCHAIR,24,RDLA,EL Medline medline Purchased Owner movable 596.24 596.24 Therapy MDS806950 2 2 $275.40 $550.80 R WHEELCHAIR,RECLINER,1 Therapy Medline MDS808350 medline Purchased Owner movable 1 1 $431.70 $431.70 467.32 467.32 6,RDLA,ELR WHEELCHAIR,RECLINER,E Therapy Medline MDS808450 medline Purchased Owner movable 1 1 $367.20 $367.20 397.49 397.49 XCEL,18,DLA,ELR WHEELCHAIR,RECLINER,E Therapy Medline MDS808550 medline Purchased Owner movable 1 1 $378.00 $378.00 409.19 409.19 XCEL,20,DLA,ELR WHEELCHAIR,RECLINER,E Therapy Medline MDS808650 medline Purchased Owner movable 1 1 $352.94 $352.94 382.06 382.06 XCEL,22IN,DLA,ELR Walk Behind Carpet HouseKeeping Grainger 4NEK6 Grainger Purchased Owner movable 1 1 $2,385.00 $2,385.00 2581.76 2581.76 Extractor,10 gal,115V Lab Med Room RU1118 6050-020 REF0492 131 No Refrigerator, Commercial, Undercounter Summit Appliance FF6LADA DIRECT SUPPLY HEALTHCARE FF6LADA FF6LADA (ADA Compliant) Received Project Owner Contractor 1-Fixed 1 1 595.38 595.38 0 641.82 641.82 Enmotion Impulse 8 (Plastic) through out the hospital paper towel dispenser Georgia Pacific GPC59497 Medline GPC59497 GPC59497 received Project owner Contractor Fixed 17 17 $17.57 $298.69 317.51 317.51 c-fold dispenser through out the hospital c-fold dispenser Georgia Pacific GPC56620 MEDLINE GPC56620 GPC56620 Received Project Owner Contractor Fixed 101 101 $10.45 $1,055.45 1121.94 1121.94 Enmotion PT dispenser (SS) through out the hospital SS PT dispenser Georgia Pacific GPC59466 MEDLINE GPC59466 GPC59466 Received Project Owner Contractor Fixed 6 6 $138.21 $829.26 881.5 881.5 TP dispenser through out the hospital TP dispenser Georgia Pacific GPC57320 MEDLINE GPC57320 GPC57320 Received Project Owner Contractor Fixed 60 60 $7.19 $431.40 458.58 458.58 14 of 14 12/28/2015

ITEM	#	Cost
Room Controller w/6 Color LED Dome Light	59
Enhanced Single Patient Station	51
Audio Bathroom Station	50
Enhanced Pillow Speaker	45
Pullcord and Pushbutton Shower Station	44
Pillow Speaker Aux Output Interface	40
Bed Receptacle	40
Cord Saver Extension	55
36 " Jumper, P103 to P106 for Pillow Connection	40
Wall Plate Assembly for Pillow Connection	40
Patient Room Nurse Call / TV Connection	40
Room Controller	32
Staff and Duty Station	32
10 ft DIN Call Cord	10
6 Color LED Zone Light	8
Nurse Call Gateway, 8 Channel	4
Power Supply	4
Power Splitters	4
EIS Reporting Software	4
PC Console Software	4
Console Controller	3
Color Touchscreen Nurse Console	3
Console Receptacle	3
Rack Mount Adaptor (Q3)	1
Rack Mount Adaptor (Q1)	1
LAN Switch, 8 Port + 1 Uplink	1
LAN Bridge Software	1
Dell Server w/Server 2008 R2	1
Battery Backup	1
Admin/Programming Software	1
Infrastructure Materials	1
:: CAT 6 Plenum Cable
:: CAT 5e Plenum Cable
:: 22/2 Wire
:: RJ45 Mod Ends
Device Installation	610
System Setup	1
:: Lab Staging
:: Engineering, Design, and Drawings
:: Programming and Configuration
:: Staff Orientation and Training
Infrastructure and Cabling Labor	1
:: Cable Installation
:: Termination
:: Testing
:: Certification

Total Materials
Total Labor
Total System Design Build

CREATED	1/5/2015
VALID THROUGH	4/5/2015
Prepared By	Matt Hartman
Quote Filename	Cobalt Medical Development: New Rehabilitation Hospital - Surprise, AZ - 15MDH-220834/C

Line	Model	Qty.	List Price	Extended List Price	Discount Percent	Sell Price	Extended Total	TBD Options
Tag 1
AD1013- Admit

1.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

1.6	SOMB/FC	Soltice Metal Multiple Seating-Bariatric Chair,No Table No Chair Connect,Open Arm,Contrast	1	$1,890.00	$1,890.00	56.6	$820.26

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMMB

Highest Grade Contrasting Fabric	Fabric Grade I	I
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade I	I
Fabric	H2O	H2O
H2O	NATURAL	/27.183.011.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	TIGER EYE	/27.222.161.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

1.7	SOMC/FC	Soltice Metal Multiple Seating-1 Seat Unit,No Table No Chair Connect,Open Arm,Contrast	1	$1,228.00	$1,228.00	56.6	$532.95

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMMC

Highest Grade Contrasting Fabric	Fabric Grade I	I
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade I	I
Fabric	H2O	H2O
H2O	NATURAL	/27.183.011.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	TIGER EYE	/27.222.161.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

Tag 1	WorkGroup Product Subtotal
AD1013

Tag 1
AD1014-Conference Room

2.4	S412BF3-KN	Synthesis Fixed Leg,Boat Shape,3-TT Bases,Knife Edge,36x48x144"	1	$3,407.00	$3,407.00	56.6	$1,478.64

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	COCOBALA 7942-38	/LCC
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	Under table wire mngmt & leg wireways	/HW

2.5	ALTMNA	Altus Mesh Chair,No Arms,Upholstered	10	$1,014.00	$10,140.00	56.6	$440.08

Price Description: Delivered/Open Market		Major Product Group: ALTUS
Price Level: Level1		Family Code: ALTM

Base	Plastic base	/P
Casters	Carpet casters	/C
Headrest Option	No headrest	/NHR
Lumbar Support	No lumbar support	/NLS
Altus Upholstery	Compliance to TB 117-2013	/NFR
Altus Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	Fedora 29.093.141	/PO
Altus Mesh	Champagne	/AMCM

2.6	KWMOD60.H	Aristotle Wall-Mounted Overhead,Closed,60"W	1	$1,064.00	$1,064.00	56.6	$461.78

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	Cocobala	/LCC
Laminate Base (Vertical)	Cocobala	/LBCC
Lock Option	No lock (standard)	/NL

Tag 1	WorkGroup Product Subtotal
AD1014

Tag 1
AD1015- Medical Director

3.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

3.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

3.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

3.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

3.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

3.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

3.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market	Major Product Group: SILHT
Price Level: Level1	Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

3.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger	1	$85.00	$85.00	56.6	$36.89

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD1015

Tag 1
AD1016-Bill/Ins Acct

4.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

4.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

4.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

4.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

4.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

4.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

4.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market	Major Product Group: SILHT
Price Level: Level1	Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

4.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger Overheads	1	$85.00	$85.00	56.6	$36.89

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD1016

Tag 1
AD1017-CEO Office

5.1	ALTMAA	Altus Mesh Chair,Adjustable Arms,Upholstered	1	$1,280.00	$1,280.00	56.6	$555.52

Price Description: Delivered/Open Market		Major Product Group: ALTUS
Price Level: Level1		Family Code: ALTM

Base	Aluminum base	/A
Casters	Carpet Casters	/C
Headrest Option	No headrest	/NHR
Lumbar Support	Lumbar support	/LS
Altus Upholstery	Compliance to TB 117-2013	/NFR
Altus Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	Fedora 29.093.141	/P0
Altus Mesh	Black (standard)	/AMBL

5.2	KPRM7236.H	Aristotle P-Top with End Panel,Right,MP,72x36"	1	$1,135.00	$1,135.00	56.6	$492.59

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARDPT

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Leg Color	Silver leg	/SL
Modesty Panel Option	Full height modesty panel	/FMP

5.3	KRL6024B.H	Aristotle Pedestal Return-Left,Box/Box/File Pedestal,60x24"	1	$1,161.00	$1,161.00	56.6	$503.87

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Back Panel Option	Open Back	/OB
Key Option	Key alike - 1 lock (Note room numbers on	/KA

5.4	KWFS242472L.H	Aristotle Wardrobe File & Stor Tower,Hinged Lt,24x24x72"H	1	$1,866.00	$1,866.00	56.6	$809.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (4)	/RCP4
Lock Option	With lock	/L
Key Option	Key alike - 1 lock (Note room numbers on	/KA

5.5	KWMOSD60.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,60"W	1	$1,080.00	$1,080.00	56.6	$468.72

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

5.6	KWMTK60	Aristotle Tackboard Under Wl-MntOverhd,59x3/4Dx17"H	1	$266.00	$266.00	56.6	$115.44

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

5.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	HIGHWAY PATROL	HIGHWAY
PATROL
HIGHWAY PATROL	COAL	/27.217.121.P
Polished Aluminum Frame	Polished aluminum	/PA

5.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger Overheads	1	$85.00	$85.00	56.6	$36.89

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD1017

Tag 1
AD1018-Quality

6.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

6.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

6.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

6.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

6.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

6.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

6.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market	Major Product Group: SILHT
Price Level: Level1	Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

6.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger Overheads	1	$85.00	$85.00	56.6	$36.89

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD1018

Tag 1
AD1019-Travel Office

7.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

7.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

7.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

7.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

7.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

7.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

7.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market	Major Product Group: SILHT
Price Level: Level1	Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

7.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger Overheads	1	$85.00	$85.00	56.6	$36.89

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD1019

Tag 1
AD1021-HR

8.1	ALTMAA	Altus Mesh Chair,Adjustable Arms,Upholstered	1	$1,280.00	$1,280.00	56.6	$555.52

Price Description: Delivered/Open Market		Major Product Group: ALTUS
Price Level: Level1		Family Code: ALTM

Base	Aluminum base	/A
Casters	Carpet casters	/C
Headrest Option	No headrest	/NHR
Lumbar Support	Lumbar support	/LS
Altus Upholstery	Compliance to TB 117-2013	/NFR
Altus Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	Fedora 29.093.141	P0
Altus Mesh	Black (standard)	/AMBL

8.2	KPRM6036.H	Aristotle P-Top with End Panel,Right,MP,60x36"	1	$1,081.00	$1,081.00	56.6	$469.15

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARDPT

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Leg Color	Silver leg	/SL
Modesty Panel Option	Full height modesty panel	/FMP

8.3	KRL5424C.H	Aristotle Pedestal Return-Left,File/File Pedestal,54x24"	1	$1,119.00	$1,119.00	56.6	$485.65

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (2)	/RCP2
Back Panel Option	Open Back	/OB
Key Option	Key alike - 1 lock (Note room numbers on	/KA

8.4	KWMOS54.H	Aristotle Wall-Mounted Overhead,Open,54"W	1	$722.00	$722.00	56.6	$313.35

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

8.5	S15620814	SPECIAL ARISTOTLE TACK BOARD 54" FOR WALL MOUNT OVHD	1	$267.00	$267.00	55	$120.15

Price Description:	Major Product Group:
Price Level:	Family Code:

Pallas Vertical Fabric Grade PV2	/GRPV2
New Twist Sassy	/28.056.071.P

MK: S15620814

8.6	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	HIGHWAY PATROL	HIGHWAY
PATROL
HIGHWAY PATROL	COAL	/27.217.121.P
Polished Aluminum Frame	Polished aluminum	/PA

8.7	TLT5.36	Overhead Task Light, 36"W,For 42" & 48" Overheads	1	$79.00	$79.00	56.6	$34.29

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.36

Tag 1	WorkGroup Product Subtotal
AD1021

Tag 1
AD1022- HR Assist

9.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$771.00	$1,542.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
AD1022

Tag 1
AD1023-Waiting

10.1	SPMC/FC	Soltice Metal Multiple Seating-1 Seat Unit,No Table No Chair Connect,Closed Arm,Contrast	3	$1,495.00	$4,485.00	56.6	$648.83

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMMC

Highest Grade Contrasting Fabric	Fabric Grade I	I
Fabric Contrast #1/Back and Arms	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back/Arms-NFR	Fabric Grade I	I
Fabric	H2O	H2O
H2O	NATURAL	/27.183.011.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	TIGER EYE	/27.222.161.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB
Moisture Barrier	No Moisture Barrier	/NMB

Tag 1	WorkGroup Product Subtotal
AD1023

Tag 1
AD1024- Admin Asst

11.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

11.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

11.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

11.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

11.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

11.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

11.7	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger Overheads	1	$85.00	$85.00	56.6	$36.89

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD1024

Tag 1
AD1029-Work

12.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
AD1029

Tag 1
AD1030- Medical Records

13.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
AD1030

Tag 1
AD1031- Medical Records

14.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

14.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File, 15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

14.3	KRAL4230EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,42x30"	1	$1,324.00	$1,324.00	56.6	$574.62

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

14.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

14.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd, 70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

14.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

14.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair, Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

14.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger Overheads	1	$85.00	$85.00	56.6	$36.89

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD1031

Tag 1
AD1033-Dictation

15.1	GLNAU	Grazie Four-Leg Chair,Armless,Uph Seat	2	$469.00	$938.00	56.6	$203.55

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable- will	/PBT

15.2	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$815.00	$1,630.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

15.3	SR3FX-KN	Synthesis Fixed Leg,Round,x Base,Knife Edge,36"Dia	1	$798.00	$798.00	56.6	$346.33

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

Tag 1	WorkGroup Product Subtotal
AD1033

Tag 1
CP1050-DPO office

16.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$815.00	$1,630.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
CP1050

Tag 1
DT1066-Staff Lounge

17.1	GLCAU	Grazie Four-Leg Chair,Cantilever Arm,Uph Seat	2	$569.00	$1,138.00	56.6	$246.95

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable- will be Chocolate if frame is chrome,	/PBT

17.2	GLNAU	Grazie Four-Leg Chair,Armless,Uph Seat	2	$469.00	$938.00	56.6	$203.55

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable- will be Chocolate if frame is chrome,	/PBT

17.3	SR3FX-KN	Synthesis Fixed Leg,Round,x Base,Knife Edge,36"Dia	1	$798.00	$798.00	56.6	$346.33

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

Tag 1	WorkGroup Product Subtotal
DT1066

Tag 1
DT1076-Dietary Office
18.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$815.00	$1,630.00	56.6	$353.71

Price Description: Delivered/Open Market	Major Product Group: SIFT
Price Level: Level1	Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1					WorkGroup Product Subtotal
DT1076
Tag 1
DT1077-Servery
19.1	S15638866	Grazie Task Armless Stool,Uphol Seat	1	$755.00	$755.00	56.6	$327.67

DR Discount From List 56.6	OB% of KI Net Price 0	Accrual % of Net 0
DR/DLR Gross % per unit 0	Unit Overbill 0	Unit Accrual 0
DR/DLR Gross Dollars per Unit 0	Total Overbill 0	Total Accrual 0
Total DR/DLR Gross Dollars 0

Price Description:		Major Product Group:
Price Level:		Family Code:

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Caster Option	Nylon Bell Glides	/ GLIDE
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color	Bronze, Translucent (Steel tube arm support and armcaps-if applicable-will be	/PBT
Base Color	Polished aluminum	/PA

Tag 1	WorkGroup Product Subtotal
DT1077
Tag 1
DT1078- Dining Room

20.1	GLCAU	Grazie Four-Leg Chair,Cantilever Arm,Uph Seat	14	$569.00	$7,966.00	56.6	$246.95

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	PUMPKIN SPICE	/27.160.069.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

20.2	GLNAU	Grazie Four-Leg Chair,Armless,Uph Seat	13	$469.00	$6,097.00	56.6	$203

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	PUMPKIN SPICE	/27.160.069.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable will be Chocolate if frame is chrome,	- /PBT

20.3	H33/FC	Hub Armless Lounge,Contrast,26x39"	1	$2,246.00	$2,246.00	56.6	$974.76

Price Description: Delivered/Open Market		Major Product Group: HUB
Price Level: Level1		Family Code: HUB

Highest Grade Contrasting Fabric	Fabric Grade I	I
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Fabric Contrast #1/Back-NFR	Fabric Grade I	I
Fabric	BUSY BEE	BUSY BEE
BUSY BEE	CHOCOLATE TRUFFLE	/27.145.041.P
Fabric Contrast #2/Seat, sides	Compliance to TB 117-2013	NFR
Fabric Contrast #2/Seat, sides-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	TIGER EYE	/27.222.161.P2
Base and Seat Back Upright Finish	Chrome	/CH
Ganging	No gangers	/HNG
Privacy Screen	No privacy screen	/NPS
Moisture Barrier	No Moisture Barrier	/NMB
Glide Option	Nylon glides (cream color)	/GNY

20.4	H43/FC	Hub Armless Lounge,Contrast,26x78"	4	$3,209.00	$12,836.00	56.6	$1,392.71

Price Description: Delivered/Open Market		Major Product Group: HUB
Price Level: Level1		Family Code: HUB

Highest Grade Contrasting Fabric	Fabric Grade I	I
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Hub Fabric NFR Contrast #1/Back	Fabric Grade I	I
Fabric	BUSY BEE	BUSY BEE
BUSY BEE	CHOCOLATE TRUFFLE	/27.145.041.P
Fabric Contrast #2/Seat, sides	Compliance to TB 117-2013	NFR
Hub Fabric NFR Contrast #2/Seat, sides	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	TIGER EYE	/27.222.161.P2
Base and Seat Back Upright Finish	Chrome	/CH
Ganging	With gangers (2) ganging assemblies	/HWG
shipped per unit
Privacy Screen	No privacy screen	/NPS
Moisture Barrier	No Moisture Barrier	/NMB
Glide Option	Nylon glides (cream color)	/GNY

20.5	S255F-KN	Synthesis Fixed Leg,Rect,T Base,Lam Top,Knife Edge,30x60"	2	$959.00	$1,918.00	56.6	$416.21

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM
Grommet Option	No grommets	-NOGRM
Rolling Base Option	No rolling base	-NRB

20.6	SS25FX-KN	Synthesis Fixed Leg,Square,x Base,Knife Edge,30x30"	8	$759.00	$6,072.00	56.6	$329.41

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

20.7	SS35FX-KN	Synthesis Fixed Leg,Square,x Base,Knife Edge,42x42"	3	$1,122.00	$3,366.00	56.6	$486.95

	Price Description: Delivered/Open Market		Major Product Group: SYNTH
	Price Level: Level1		Family Code: SFX

	Edge Color	Warm Grey edge	/EWG
	Surface Finish	KI Laminates	Standard
	KI Laminates	PEARL BISQUE LS D485-07	/LPB
	Base Finish	Starlight Silver Metallic	/SX
	Wire Management Options	No wire management	/NM

Tag 1			WorkGroup Product Subtotal
DT1078

Tag 1
EU1036-Marketing Director

21.1	ALTMAA	Altus Mesh Chair,Adjustable Arms,Upholstered	1	$1,325.00	$1,325.00	56.6	$575.05

Price Description: Delivered/Open Market		Major Product Group: ALTUS
Price Level: Level1		Family Code: ALTM

Base	Aluminum base	/A
Casters	Carpet casters	/C
Headrest Option	No headrest	/NHR
Lumbar Support	Lumbar support	/LS
Altus Upholstery	Compliance to TB 117-2013	/NFR
Altus Upholstery	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	Fedora 29.093.141	/P0
Altus Mesh	Black (standard)	/AMBL

21.2	KCSS7224.H	Aristotle Double Storage Door Credenza,72x24"	1	$1,563.00	$1,563.00	56.6	$678.34

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARCRD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (4)	/RCP4
Key Option	Key alike - 2 locks (Note room numbers on	/KA

21.3	KFS362465.H	Aristotle Storage Tower w/Lateral File,36x24x65"H	1	$2,160.00	$2,160.00	56.6	$937.44

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (4)	/RCP4
Key Option	Key alike - 1 lock (Note room numbers on	/KA

21.4	KPRM6636.H	Aristotle P-Top with End Panel,Right,MP,66x36"	1	$1,108.00	$1,108.00	56.6	$480.87

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARDPT

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Leg Color	Silver leg	/SL
Modesty Panel Option	Full height modesty panel	/FMP

21.5	KRL4824B.H	Aristotle Pedestal Return-Left,Box/Box/File Pedestal,48x24"	1	$1,102.00	$1,102.00	56.6	$478.27

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Back Panel Option	Open Back	/OB
Key Option	Key alike - 1 lock (Note room numbers on	/KA

21.6	KWMOSD48.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,48"W	1	$921.00	$921.00	56.6	$399.71

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD
Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

21.7	KWMTK48	Aristotle Tackboard Under WI-MntOverhd,47x3/4Dx17"H	1	$213.00	$213.00	56.6	$92.44

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

21.8	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	HIGHWAY PATROL	HIGHWAY
PATROL
HIGHWAY PATROL	COAL	/27.217.121.P
Polished Aluminum Frame	Polished aluminum	/PA

21.9	TLT5.36	Overhead Task Light, 36"W,For 42" & 48" Overheads	1	$79.00	$79.00	56.6	$34.29

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.36

Tag 1	WorkGroup Product Subtotal
EU1036

Tag 1
EU1037-Marketing Work

22.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	3	$771.00	$2,313.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
EU1037

Tag 1
EU1038-R&F Control

23.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
EU1038

Tag 1
GY1081A-OP Registration

24.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$771.00	$1,542.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
GY1081A

Tag 1
GY1082-Therapist Work room

25.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	6	$771.00	$4,626.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
GY1082
Tag 1
GY1085-Splint/OT

26.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	3	$771.00	$2,313.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
GY1085
Tag 1
GY1091-Scheduling (Staff

27.1	GLCAU	Grazie Four-Leg Chair,Cantilever Arm,Uph Seat	2	$569.00	$1,138.00	56.6	$246.95

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

27.2	GLNAU	Grazie Four-Leg Chair, Armless, Uph Seat	2	$469.00	$938.00	56.6	$203.55

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

27.3	SR4FX-KN	Synthesis Fixed Leg,Round,x Base,Knife Edge,48"Dia	1	$1,054.00	$1,054.00	56.6	$457.44

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

Tag 1	WorkGroup Product Subtotal
GY1091
Tag 1
GY1093-Training Suite (ADL)

28.1	DBCOC-SS	Dante Bedside Cabinet,1 Drawer/Open,Caster Base,Solid Resin Top 1" Thick (SS)	1	$1,386.00	$1,386.00	56.6	$601.52

Price Description: Delivered/Open Market		Major Product Group: DANT2
Price Level: Level1		Family Code: DBC

Solid Surface Finish	Key west	/SKT
Vertical Surface Laminate	Cocobala	/CLCC
Lock Option	No lock (standard)	/NL
Pull Option	Square pull	/DSQ
Pull Finish	Brass Nickel (standard)	/BN

28.2	GLCAU	Grazie Four-Leg Chair,Cantilever Arm,Uph Seat	2	$569.00	$1,138.00	56.6	$246.95

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

28.3	GLNAU	Grazie Four-Leg Chair,Armless,Uph Seat	2	$469.00	$938.00	56.6	$203.55

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

28.4	SOMC/FC	Soltice Metal Multiple Seating-1 Seat Unit,No Table No Chair Connect,Open Arm,Contrast	1	$1,228.00	$1,228.00	56.6	$532.95

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMMC

Highest Grade Contrasting Fabric	Fabric Grade I	I
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade I	I
Fabric	H2O	H2O
H2O	NATURAL	/27.183.011.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	TIGER EYE	/27.222.161.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

28.5	SR4FX-KN	Synthesis Fixed Leg,Round,x Base,Knife Edge,48"Dia	1	$1,054.00	$1,054.00	56.6	$457.44

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	COCOBALA 7942-38	/LCC
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

Tag 1	WorkGroup Product Subtotal
GY1093

Tag 1
MM1054-Materials

29.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$815.00	$1,630.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
MM1054
Tag 1
MM1056-Central

30.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
MM1056
Tag 1
PATIENT ROOMS-First floor

31.1	DBCOC-SS	Dante Bedside Cabinet,1 Drawer/Open,Caster Base,Solid Resin Top 1" Thick (SS)	13	$1,386.00	$18,018.00	56.6	$601.52

Price Description: Delivered/Open Market		Major Product Group: DANT2
Price Level: Level1		Family Code: DBC

Solid Surface Finish	Key west	/SKT
Vertical Surface Laminate	Cocobala	/CLCC
Lock Option	No lock (standard)	/NL
Pull Option	Square pull	/DSQ
Pull Finish	Brass Nickel (standard)	/BN

31.2	SOMB/FC	Soltice Metal Multiple Seating-Bariatric Chair,No Table No Chair Connect,Open Arm,Contrast	4	$1,973.00	$7,892.00	56.6	$856.28

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMMB

Highest Grade Contrasting Fabric	Fabric Grade J	J
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade J	J
Fabric	HALFTONE	HALFTONE
HALFTONE	GREY TREE	/27.198.101.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	BALIN	/27.222.031.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

31.3	SOMC/FC	Soltice Metal Multiple Seating-1 Seat Unit,No Table No Chair Connect,Open Arm,Contrast	9	$1,283.00	$11,547.00	56.6	$556.82

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMMC

Highest Grade Contrasting Fabric	Fabric Grade J	J
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade J	J
Fabric	HALFTONE	HALFTONE
HALFTONE	GREY TREE	/27.198.101.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	BALIN	/27.222.031.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

31.4	SPMPX/NC	Soltice Metal Motion Patient Chair,Closed Arm,Non-Contrast	4	$2,545.00	$10,180.00	56.6	$1,104.53

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMPX

Non-Contrast Fabric	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric NFR	Fabric Grade E	E
Fabric	TERRA	TERRA
TERRA	ONYX	/27.223.201.P
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

31.5	SR/NC	Soltice Recliner,Closd Arm,Non-Contrast,No Articulating Tablet	4	$3,190.00	$12,760.00	56.6	$1,384.46

Price Description: Delivered/Open Market		Major Product Group: SOLTC
Price Level: Level1		Family Code: SORL

Non-Contrast Fabric	Compliance to TB 117-2013	/NFR
Soltice Fabric NFR	Fabric Grade E	E
Fabric	TERRA	TERRA
TERRA	ONYX	/27.223.201.P
Arm Option	Black poly (pair)	/PAC
Moisture Barrier	No Moisture Barrier	/NMB
I.V. Pole (Facing)	No pole	-NS
Catheter Attachment	No catheter attachment	-NCA
Mechanism Type	Standard mechanism	/SM
Monitor Arm	No monitor arm	-NMA
Magazine Rack	No rack	-NMR

31.6	SRII/NC	Soltice II Recliner,Closed Arm,Non-Contrast,No Tablet Arm	5	$4,929.00	$24,645.00	56.6	$2,139.19

Price Description: Delivered/Open Market		Major Product Group: SOLTC
Price Level: Level1		Family Code: SORL2

Non-Contrast Fabric	Compliance to TB 117-2013	/NFR
Soltice Fabric NFR	Fabric Grade E	E
Fabric	TERRA	TERRA
TERRA	ONYX	/27.223.201.P
Magazine Pouch	No magazine pouch	-NMR
I.V. Pole (Facing)	No pole	-NS
Catheter Attachment	No catheter attachment	-NCA
Arm Option	Black poly (pair)	/PAC
Moisture Barrier	No Moisture Barrier	/NMB
Monitor Arm	No monitor arm	-NMA

Tag 1	WorkGroup Product Subtotal
PATIENT ROOMS

Tag 1
PB1002-OP Waiting area

32.1	2208/L-74P	Soltice Metal Square Table,Laminate Top,74P Edge,20x20x22"H	2	$629.00	$1,258.00	56.6	$272.99

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMFT

Base Finish	Starlight Silver Metallic	/SX
Laminate Color	KI Laminates	Standard
KI Laminates	COCOBALA 7942-38	/LCC
Edge Color	Cocobala edge	/ECC
Glide Color	Flannel (Dark Grey)	/NGFN

32.2	8505	Soltice Occasional Table, 18"H,Laminate Top,24x42"	1	$1,135.00	$1,135.00	56.6	$492.59

Price Description: Delivered/Open Market		Major Product Group: SOLTC
Price Level: Level1		Family Code: SLFS

Wood Finish Color	Wood finish-Core	CORE
Wood Finish Color	Cocoa on Beech	/BCA
Laminate Color	KI Laminates	Standard
KI Laminates	COCOBALA 7942-38	/LCC

32.3	SLOM23/FC	Soltice Metal Lounge Chair,Open Arm,Contrast	4	$1,928.00	$7,712.00	56.6	$836.75

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMLS

Highest Grade Contrasting Fabric	Fabric Grade G	G
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade G	G
Fabric	URBANIZED	URBANIZED
URBANIZED	LINEN	/29.093.012.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	ALABASTER	/27.222.022.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

32.4	SLOM33/FC	Soltice Metal Loveseat,Open Arm,Contrast	2	$2,770.00	$5,540.00	56.6	$1,202.18

	Price Description: Delivered/Open Market		Major Product Group: SOLTM
	Price Level: Level1		Family Code: SMLS

	Highest Grade Contrasting Fabric	Fabric Grade I	I
	Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
	Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade I	I
	Fabric	DEEPLY ROOTED	DEEPLY
ROOTED
	DEEPLY ROOTED	BRICK	/27.148.039.P
	Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
	Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
	Fabric	SANDSTONE	SANDSTONE
	SANDSTONE	ALABASTER	/27.222.022.P2
	Base Finish	Starlight Silver Metallic	/SX
	Armcap Option	Black poly	/PACBL
	Glide Color	Flannel (Dark Grey)	/NGFN
	Moisture Barrier	No Moisture Barrier	/NMB

Tag 1			WorkGroup Product Subtotal
PB1002

Tag 1
PB1003-Inpatient Waiting area

33.1	2208/L-74P	Soltice Metal Square Table,Laminate Top,74P Edge,20x20x22"H	3	$629.00	$1,887.00	57.5	$267.33

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMFT

Base Finish	Starlight Silver Metallic	/SX
Laminate Color	KI Laminates	Standard
KI Laminates	COCOBALA 7942-38	/LCC
Edge Color	Cocobala edge	/ECC
Glide Color	Flannel (Dark Grey)	/NGFN

33.2	8505	Soltice Occasional Table, 18"H,Laminate Top,24x42"	1	$1,135.00	$1,135.00	57.5	$482.38

Price Description: Delivered/Open Market		Major Product Group: SOLTC
Price Level: Level1		Family Code: SLFS

Wood Finish Color	Wood finish-Core	CORE
Wood Finish Color	Cocoa on Beech	/BCA
Laminate Color	KI Laminates	Standard
KI Laminates	COCOBALA 7942-38	/LCC

33.3	SLOM23/FC	Soltice Metal Lounge Chair,Open Arm,Contrast	9	$1,928.00	$17,352.00	57.6	$817.47

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMLS

Highest Grade Contrasting Fabric	Fabric Grade G	G
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade G	G
Fabric	URBANIZED	URBANIZED
URBANIZED	LINEN	/29.093.012.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	ALABASTER	/27.222.022.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

33.4	SLOM33/FC	Soltice Metal Loveseat,Open Arm,Contrast	4	$2,770.00	$11,080.00	57.6	$1,174.48

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMLS

Highest Grade Contrasting Fabric	Fabric Grade I	I
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade I	I
Fabric	DEEPLY ROOTED	DEEPLY
ROOTED
DEEPLY ROOTED	BRICK	/27.148.039.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	ALABASTER	/27.222.022.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

Tag 1	WorkGroup Product Subtotal
PB1003
Tag 1
PB1005-Concierge

34.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

	Price Description: Delivered/Open Market		Major Product Group: SIFT
	Price Level: Level1		Family Code: SIFTU

	Base Finish	Plastic base	/P
	Casters	Carpet casters	/C
	Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
	Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
	P1 Pallas Fabric	BOUNCE	BOUNCE
	BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1			WorkGroup Product Subtotal
PB1005

Tag 1
PB1008-Directors Office

35.1	ALTMAA	Altus Mesh Chair,Adjustable Arms,Upholstered	1	$1,325.00	$1,325.00	56.6	$575.05

Price Description: Delivered/Open Market		Major Product Group: ALTUS
Price Level: Level1		Family Code: ALTM

Base	Aluminum base	/A
Casters	Hard floor casters	/S
Headrest Option	No headrest	/NHR
Lumbar Support	Lumbar support	/LS
Altus Upholstery	Compliance to TB 117-2013	/NFR
Altus Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	Fedora 29.093.141	/P0
Altus Mesh	Black (standard)	/AMBL

35.2	KPLM6636.H	Aristotle P-Top with End Panel,Left,MP,66x36"	1	$1,108.00	$1,108.00	56.6	$480.87

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARDPT

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Leg Color	Silver leg	/SL
Modesty Panel Option	Full height modesty panel	/FMP

35.3	KRR4824B.H	Aristotle Pedestal Return-Right,Box/Box/File Pedestal,48x24"	1	$1,102.00	$1,102.00	56.6	$478.27

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Back Panel Option	Open Back	/OB
Key Option	Key alike - 1 lock (Note room numbers on	/KA

35.4	KWMOSD48.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,48"W	1	$921.00	$921.00	56.6	$399.71

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

35.5	KWMTK48	Aristotle Tackboard Under Wl-MntOverhd,47x3/4Dx17"H	1	$213.00	$213.00	56.6	$92.44

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

35.6	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	HIGHWAY PATROL	HIGHWAY
PATROL
HIGHWAY PATROL	COAL	/27.217.121.P
Polished Aluminum Frame	Polished aluminum	/PA

35.7	TLT5.36	Overhead Task Light, 36"W,For 42" & 48" Overheads	1	$79.00	$79.00	56.6	$34.29

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.36

Tag 1	WorkGroup Product Subtotal
PB1008

Tag 1
PB1137-Office/Flex

36.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

36.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

36.3	KRAL4230EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,42x30"	1	$1,324.00	$1,324.00	56.6	$574.62

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

36.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

36.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

36.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

36.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

36.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger Overheads	1	$85.00	$85.00	56.6	$36.89

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
PB1137

Tag 1
RU1110-Activity Dining

37.1	2208/L-74P	Soltice Metal Square Table,Laminate Top,74P Edge,20x20x22"H	2	$629.00	$1,258.00	56.6	$272.99

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMFT

Base Finish	Starlight Silver Metallic	/SX
Laminate Color	KI Laminates	Standard
KI Laminates	COCOBALA 7942-38	/LCC
Edge Color	Cocobala edge	/ECC
Glide Color	Flannel (Dark Grey)	/NGFN

37.2	GLCAU	Grazie Four-Leg Chair,Cantilever Arm,Uph Seat	2	$569.00	$1,138.00	56.6	$246.95

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

37.3	GLNAU	Grazie Four-Leg Chair,Armless,Uph Seat	2	$469.00	$938.00	56.6	$203.55

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

37.4	SLOM23/FC	Soltice Metal Lounge Chair,Open Arm,Contrast	2	$2,012.00	$4,024.00	56.6	$873.21

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMLS

Highest Grade Contrasting Fabric	Fabric Grade I	I
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade I	I
Fabric	H2O	H2O
H2O	NATURAL	/27.183.011.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	TIGER EYE	/27.222.161.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

37.5	SLOM43/FC	Soltice Metal Sofa,Open Arm,Contrast	1	$3,441.00	$3,441.00	56.6	$1,493.39

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMLS

Highest Grade Contrasting Fabric	Fabric Grade I	I
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade I	I
Fabric	H2O	H2O
H2O	NATURAL	/27.183.011.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	TIGER EYE	/27.222.161.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

37.6	SS25FX-KN	Synthesis Fixed Leg,Square,x Base,Knife Edge,30x30"	2	$759.00	$1,518.00	56.6	$329.41

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

Tag 1	WorkGroup Product Subtotal
RU1110

Tag 1
RU1114-Nurses Station

38.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$815.00	$1,630.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
RU1114

Tag 1
RU1115-dictation

39.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
RU1115
Tag 1
RU1116-Nurses Station

40.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$815.00	$1,630.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
RU1116

Tag 1
RU1122-Staff Lounge

41.1	GLCAU	Grazie Four-Leg Chair,Cantilever Arm,Uph Seat	2	$569.00	$1,138.00	56.6	$246.95

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

41.2	GLNAU	Grazie Four-Leg Chair,Armless,Uph Seat	2	$469.00	$938.00	56.6	$203.55

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

41.3	SR4FX-KN	Synthesis Fixed Leg,Round,x Base,Knife Edge,48"Dia	1	$1,054.00	$1,054.00	56.6	$457.44

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

Tag 1	WorkGroup Product Subtotal
RU1122
Tag 1
RU1133-Quiet Gym

42.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
RU1133

Tag 1
ST1094-Speech Therapy

43.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

43.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

43.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

43.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

43.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

43.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

43.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

43.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger Overheads	1	$85.00	$85.00	56.6	$36.89

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
ST1094

Tag 1
AD2008-Staff Lounge
44.1	GLCAU	Grazie Four-Leg Chair,Cantilever Arm,Uph Seat	2	$569.00	$1,138.00	56.6	$246.95

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

44.2	GLNAU	Grazie Four-Leg Chair,Armless,Uph Seat	2	$469.00	$938.00	56.6	$203.55

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

44.3	SR35FX-KN	Synthesis Fixed Leg,Round,x Base,Knife Edge,42"Dia	1	$924.00	$924.00	56.6	$401.02

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

Tag 1	WorkGroup Product Subtotal
AD2008

Tag 1
AD2009-Case Manager

45.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	3	$771.00	$2,313.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
AD2009

Tag 1
AD2010-Office/Flex

46.1	KDA6620.H	Aristotle Rect Desk Shell,2 Full End Panels,66x20"	1	$659.00	$659.00	56.6	$286.01

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

46.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

46.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

46.4	KWMOSD66.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,66"W	1	$1,116.00	$1,116.00	56.6	$484.34

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

46.5	KWMTK66	Aristotle Tackboard Under Wl-MntOverhd,65x3/4Dx17"H	1	$273.00	$273.00	56.6	$118.48

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

46.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

46.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

46.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger	1	$85.00	$85.00	56.6	$36.89
Overheads

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD2010

Tag 1
AD2011-Behavior Health

47.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

47.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

47.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

47.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

47.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

47.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

47.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	1	$922.00	$922.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

47.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger	1	$85.00	$85.00	56.6	$36.89
Overheads

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD2011

Tag 1
AD2012-DON

48.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

48.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

48.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

48.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

48.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

48.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

48.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	1	$922.00	$922.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

48.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger	1	$85.00	$85.00	56.6	$36.89
Overheads

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD2012

Tag 1
AD2013-Nurse Manager/Nurse

49.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

49.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

49.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

49.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

49.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

49.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

49.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

49.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger	1	$85.00	$85.00	56.6	$36.89
Overheads

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD2013

Tag 1
AD2014-Consult

50.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

50.2	KF2BF.H	Aristotle Full Ht Pedestal, Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.41

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

50.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

50.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

50.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

50.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

50.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	2	$922.00	$1,844.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

50.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger	1	$85.00	$85.00	56.6	$36.89
Overheads

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
AD2014

Tag 1
GY2005-Therapy Workroom

51.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	6	$771.00	$4,626.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
GY2005
Tag 1
LA2023-Lab

52.1	L2STUS/NA/FBR	Learn2 Strive No-arm Chair,Uph Seat,Flat Access Rack	1	$809.00	$809.00	56.6	$351.11

Price Description: Delivered/Open Market		Major Product Group: LRN2
Price Level: Level1		Family Code: 2SWSU

Learn2 Strive Frame Color	Starlight Silver Metallic	/SX
Learn2 Strive Surface Type	Plastic worksurface	/PW
Learn2 Strive Plastic Worksurface	Black	/BLWS
Learn2 Strive Base	Glides	/GL
Learn2 Strive Flat Rack Upholstery	Compliance to TB 117-2013	/NFR
Learn2 Strive Flat Rack NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Poly Seat & Back Color	No Fire Retardant	-NFR
Poly Seat & Back Color	Bronze, Translucent (Armcaps-if applicable-	/PBT

Tag 1	WorkGroup Product Subtotal
LA2023

Tag 1
PATIENT ROOMS-Second

53.1	DBCOC-SS	Dante Bedside Cabinet,1 Drawer/Open,Caster Base,Solid Resin Top 1" Thick (SS)	21	$1,386.00	$29,106.00	56.6	$601.52

Price Description: Delivered/Open Market		Major Product Group: DANT2
Price Level: Level1		Family Code: DBC

Solid Surface Finish	Key west	/SKT
Vertical Surface Laminate	Cocobala	/CLCC
Lock Option	No lock (standard)	/NL
Pull Option	Square pull	/DSQ
Pull Finish	Brass Nickel (standard)	/BN

53.2	SOMB/FC	Soltice Metal Multiple Seating-Bariatric Chair,No Table No Chair Connect,Open Arm,Contrast	7	$1,973.00	$13,811.00	56.6	$856.28

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMMB

Highest Grade Contrasting Fabric	Fabric Grade J	J
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade J	J
Fabric	HALFTONE	HALFTONE
HALFTONE	GREY TREE	/27.198.101.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	BALIN	/27.222.031.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

53.3	SOMC/FC	Soltice Metal Multiple Seating-1 Seat Unit,No Table No Chair Connect,Open Arm,Contrast	14	$1,283.00	$17,962.00	56.6	$556.82

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMMC

Highest Grade Contrasting Fabric	Fabric Grade J	J
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade J	J
Fabric	HALFTONE	HALFTONE
HALFTONE	GREY TREE	/27.198.101.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	BALIN	/27.222.031.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

53.4	SPMPX/NC	Soltice Metal Motion Patient Chair,Closed Arm,Non-Contrast	7	$2,545.00	$17,815.00	56.6	$1,104.53

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMPX

Non-Contrast Fabric	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric NFR	Fabric Grade E	E
Fabric	TERRA	TERRA
TERRA	ONYX	/27.223.201.P
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

53.5	SR/NC	Soltice Recliner,Closd Arm,Non-Contrast,No Articulating Tablet	7	$3,190.00	$22,330.00	56.6	$1,384.46

Price Description: Delivered/Open Market		Major Product Group: SOLTC
Price Level: Level1		Family Code: SORL

Non-Contrast Fabric	Compliance to TB 117-2013	/NFR
Soltice Fabric NFR	Fabric Grade E	E
Fabric	TERRA	TERRA
TERRA	ONYX	/27.223.201.P
Arm Option	Black poly (pair)	/PAC
Moisture Barrier	No Moisture Barrier	/NMB
I.V. Pole (Facing)	No pole	-NS
Catheter Attachment	No catheter attachment	-NCA
Mechanism Type	Standard mechanism	/SM
Monitor Arm	No monitor arm	-NMA
Magazine Rack	No rack	-NMR

53.6	SRII/NC	Soltice II Recliner,Closed Arm,Non-Contrast,No Tablet Arm	7	$4,929.00	$34,503.00	56.6	$2,139.19

Price Description: Delivered/Open Market		Major Product Group: SOLTC
Price Level: Level1		Family Code: SORL2

Non-Contrast Fabric	Compliance to TB 117-2013	/NFR
Soltice Fabric NFR	Fabric Grade E	E
Fabric	TERRA	TERRA
TERRA	ONYX	/27.223.201.P
Magazine Pouch	No magazine pouch	-NMR
I.V. Pole (Facing)	No pole	-NS
Catheter Attachment	No catheter attachment	-NCA
Arm Option	Black poly (pair)	/PAC
Moisture Barrier	No Moisture Barrier	/NMB
Monitor Arm	No monitor arm	-NMA

Tag 1	WorkGroup Product Subtotal
PATIENT ROOMS
Tag 1
PH2019-Pharmacy

54.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	3	$815.00	$2,445.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
PH2019

Tag 1
RT2027-Respiratory Office
55.1	KDA7220.H	Aristotle Rect Desk Shell,2 Full End Panels,72x20"	1	$700.00	$700.00	56.6	$303.80

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARSPD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC
Back Panel Option	1/2 height back panel	/2Q
Grommet Option	Grommet	/G

55.2	KF2BF.H	Aristotle Full Ht Pedestal,Box/Box/File,15.5x19x28"	1	$812.00	$812.00	56.6	$352.

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARHPD

Laminate Base (Vertical)	Cocobala	/LBCC
File Pull	Rectangular silver pull (3)	/RCP3
Key Option	Key alike - 1 lock (Note room numbers on	/KA

55.3	KRAL4830EM.H	Aristotle Return,Alum Wave Profile,w/Acrylic End & Mod,48x30"	1	$1,346.00	$1,346.00	56.6	$584.16

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARPRT

Laminate (Horizontal)	White	/LWT

55.4	KWMOSD72.H	Aristotle Wall-Mounted Overhead w/Sliding Acrylic Door,72"W	1	$1,154.00	$1,154.00	56.6	$500.84

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: AROVD

Laminate (Horizontal)	White	/LWT
Laminate Base (Vertical)	Cocobala	/LBCC

55.5	KWMTK72	Aristotle Tackboard Under Wl-MntOverhd,70x3/4Dx17"H	1	$281.00	$281.00	56.6	$121.95

Price Description: Delivered/Open Market		Major Product Group: ARIST
Price Level: Level1		Family Code: ARTAC

Fabric Selection	Pallas Vertical Fabric Grade PV2	GRPV2
PV2 Fabric	NEW TWIST	NEW TWIST
NEW TWIST	SASSY	/28.056.071.P

55.6	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$771.00	$771.00	56.6	$334.61

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Carpet casters	/C
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

55.7	SIGUFA	Silhouette Polished Cast Frame Four-Leg Armchair,Uph	1	$922.00	$922.00	56.6	$400.15

Price Description: Delivered/Open Market		Major Product Group: SILHT
Price Level: Level1		Family Code: SIGU

Seat & Back Color	Black	/PBL
Upholstery Grade/Color	No Fire Retardant	/NFR
Silhouette Upholstery	Pallas Fabric Group P0	GRPP0
P0 Fabric	OFF TRACK	OFF TRACK
OFF TRACK	MIDNIGHT	/27.209.114.P
Polished Aluminum Frame	Polished aluminum	/PA

55.8	TLT5.48	Universal Shelf/Cabinet Task Light,48"W,For 54" and Larger Overheads	1	$85.00	$85.00	56.6	$36.89

Price Description: Delivered/Open Market	Major Product Group: S3000
Price Level: Level1	Family Code: HRDPT_TLT5.48

Tag 1	WorkGroup Product Subtotal
RT2027

Tag 1
RU2088-Nurses Station
56.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$815.00	$1,630.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1			WorkGroup Product Subtotal
RU2088
Tag 1
RU2089-Dictation
57.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1			WorkGroup Product Subtotal
RU2089
Tag 1
RU2090-Nurses Station
58.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$815.00	$1,630.00	56.6	$353.71

	Price Description: Delivered/Open Market		Major Product Group: SIFT
	Price Level: Level1		Family Code: SIFTU

	Base Finish	Plastic base	/P
	Casters	Hard floor casters	/S
	Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
	Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
	P1 Pallas Fabric	BOUNCE	BOUNCE
	BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1		WorkGroup Product Subtotal

RU2090

Tag 1
RU2092-Activity/Dining 2nd floor
59.1	2208/L-74P	Soltice Metal Square Table,Laminate Top,74P Edge,20x20x22"H	2	$629.00	$1,258.00	56.6	$272.99

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMFT

Base Finish	Starlight Silver Metallic	/SX
Laminate Color	KI Laminates	Standard
KI Laminates	COCOBALA 7942-38	/LCC
Edge Color	Cocobala edge	/ECC
Glide Color	Flannel (Dark Grey)	/NGFN

59.2	GLCAU	Grazie Four-Leg Chair,Cantilever Arm,Uph Seat	6	$569.00	$3,414.00	56.6	$246.95

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

59.3	GLNAU	Grazie Four-Leg Chair,Armless,Uph Seat	6	$469.00	$2,814.00	56.6	$203.55

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

59.4	SLOM23/FC	Soltice Metal Lounge Chair,Open Arm,Contrast	2	$2,012.00	$4,024.00	56.6	$873.21

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMLS

Highest Grade Contrasting Fabric	Fabric Grade I	I
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade I	I
Fabric	H2O	H2O
H2O	NATURAL	/27.183.011.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	TIGER EYE	/27.222.161.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

59.5	SLOM43/FC	Soltice Metal Sofa,Open Arm,Contrast	1	$3,441.00	$3,441.00	56.6	$1,493.39

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMLS

Highest Grade Contrasting Fabric	Fabric Grade I	I
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade I	I
Fabric	H2O	H2O
H2O	NATURAL	/27.183.011.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	TIGER EYE	/27.222.161.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

59.6	SR3FX-KN	Synthesis Fixed Leg,Round,x Base,Knife Edge,36"Dia	2	$798.00	$1,596.00	56.6	$346.33

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

59.7	SS25FX-KN	Synthesis Fixed Leg,Square,x Base,Knife Edge,30x30"	2	$759.00	$1,518.00	56.6	$329.41

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

Tag 1	WorkGroup Product Subtotal
RU2092

Tag 1
RU2107-Office/flex

60.1	GLNAU	Grazie Four-Leg Chair,Armless,Uph Seat	2	$469.00	$938.00	56.6	$203.55

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

60.2	SR3FX-KN	Synthesis Fixed Leg,Round,x Base,Knife Edge,36"Dia	1	$798.00	$798.00	56.6	$346.33

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

Tag 1				WorkGroup Product Subtotal
RU2107
Tag 1
TB2028-Staff Lounge
61.1	GLCAU	Grazie Four-Leg Chair,Cantilever Arm,Uph Seat	2	$569.00	$1,138.00	56.6	$246.95

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

61.2	GLNAU	Grazie Four-Leg Chair,Armless,Uph Seat	2	$469.00	$938.00	56.6	$203.55

Price Description: Delivered/Open Market		Major Product Group: GRZ4L
Price Level: Level1		Family Code: GLU

Grazie Seat Uph	Compliance to TB 117-2013	/NFR
Grazie Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	UNRAVELED	UNRAVELED
UNRAVELED	ESPRESSO	/27.168.111.P
Frame Color	Chrome	/CH
Glide Option	Plastic glides	/P
Poly Seat & Back Color	Compliance to TB 117-2013	-NFR
Poly Seat & Back Color NFR	Bronze, Translucent (Armcaps-if applicable-	/PBT

61.3	SR35FX-KN	Synthesis Fixed Leg,Round,x Base,Knife Edge,42"Dia	1	$924.00	$924.00	56.6	$401.02

Price Description: Delivered/Open Market		Major Product Group: SYNTH
Price Level: Level1		Family Code: SFX

Edge Color	Warm Grey edge	/EWG
Surface Finish	KI Laminates	Standard
KI Laminates	PEARL BISQUE LS D485-07	/LPB
Base Finish	Starlight Silver Metallic	/SX
Wire Management Options	No wire management	/NM

Tag 1	WorkGroup Product Subtotal
TB2028

Tag 1
TB2033-Nurses Station
62.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
TB2033
Tag 1
TB2034-Dictation

63.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$815.00	$1,630.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
TB2034
Tag 1
TB2035-Nurses Station

64.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

	Price Description: Delivered/Open Market		Major Product Group: SIFT
	Price Level: Level1		Family Code: SIFTU

	Base Finish	Plastic base	/P
	Casters	Hard floor casters	/S
	Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
	Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
	P1 Pallas Fabric	BOUNCE	BOUNCE
	BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1			WorkGroup Product Subtotal
TB2035

Tag 1
TB2036-TB Charting
65.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	2	$815.00	$1,630.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
TB2036
Tag 1
TB2045-TB charting

66.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1				WorkGroup Product Subtotal
TB2045
Tag 1
TB2046-TB charting
67.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
TB2046

Tag 1
TB2047-TB charting

68.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1	WorkGroup Product Subtotal
TB2047

Tag 1
TB2049-TB Charting
69.1	SIFTUAA	Sift Task 4D Adjustable T-Arm Chair, Upholstered Seat	1	$815.00	$815.00	56.6	$353.71

Price Description: Delivered/Open Market		Major Product Group: SIFT
Price Level: Level1		Family Code: SIFTU

Base Finish	Plastic base	/P
Casters	Hard floor casters	/S
Sift Seat Upholstery	Compliance to TB 117-2013	/NFR
Sift Upholstery NFR	Pallas Fabric Group P1	GRPP1
P1 Pallas Fabric	BOUNCE	BOUNCE
BOUNCE	SMOKEY TAUPE	/27.160.171.P

Tag 1				WorkGroup Product Subtotal
TB2049
Tag 1
VIP FAMILY ROOMS
70.1	2207/L-74P	Soltice Metal Square Lamp Table,Laminate Top,74P	6	$673.00	$4,038.00	56.6	$292.08
		Edge,24x24x16"H

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMFT

Base Finish	Starlight Silver Metallic	/SX
Laminate Color	KI Laminates	Standard
KI Laminates	COCOBALA 7942-38	/LCC
Edge Color	Cocobala edge	/ECC
Glide Color	Flannel (Dark Grey)	/NGFN

70.2	SLOM43/FC	Soltice Metal Sofa,Open Arm,Contrast	6	$3,241.00	$19,446.00	56.6	$1,406.59

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMLS

Highest Grade Contrasting Fabric	Fabric Grade G	G
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade G	G
Fabric	URBANIZED	URBANIZED
URBANIZED	LINEN	/29.093.012.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	SAPPHIRE	/27.222.154.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

70.3	SLSP/NC	Soltice Lounge Sleeper,Closed Arm,Non-Contrast	6	$4,450.00	$26,700.00	56.6	$1,931.30

	Price Description: Delivered/Open Market		Major Product Group: SOLTC
	Price Level: Level1		Family Code: SOLLS

	Non-Contrast Fabric	Compliance to TB 117-2013	/NFR
	Soltice Fabric NFR	Fabric Grade E	E
	Fabric	SANDSTONE	SANDSTONE
	SANDSTONE	TIGER EYE	/27.222.161.P
	Pull Handle Color	Gloss Black (standard)	/PLBK
	Moisture Barrier	No Moisture Barrier	/NMB
	Arm Option	Black poly (pair)	/PAC

Tag 1			WorkGroup Product Subtotal
VIP FAMILY ROOMS

Tag 1
VIP PATIENT ROOMS
71.1	DBCOC-SS	Dante Bedside Cabinet,1 Drawer/Open,Caster Base,Solid Resin Top 1" Thick (SS)	6	$1,386.00	$8,316.00	56.6	$601.52

Price Description: Delivered/Open Market		Major Product Group: DANT2
Price Level: Level1		Family Code: DBC

Solid Surface Finish	Key west	/SKT
Vertical Surface Laminate	Cocobala	/CLCC
Lock Option	No lock (standard)	/NL
Pull Option	Square pull	/DSQ
Pull Finish	Brass Nickel (standard)	/BN

71.2	SOMB/FC	Soltice Metal Multiple Seating-Bariatric Chair,No Table No Chair Connect,Open Arm,Contrast	2	$1,973.00	$3,946.00	56.6	$856.28

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMMB

Highest Grade Contrasting Fabric	Fabric Grade J	J
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade J	J
Fabric	HALFTONE	HALFTONE
HALFTONE	GREY TREE	/27.198.101.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	BALIN	/27.222.031.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

71.3	SOMC/FC	Soltice Metal Multiple Seating-1 Seat Unit,No Table No Chair Connect,Open Arm,Contrast	4	$1,283.00	$5,132.00	56.6	$556.82

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMMC

Highest Grade Contrasting Fabric	Fabric Grade J	J
Fabric Contrast #1/Back	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #1/Back-NFR	Fabric Grade J	J
Fabric	HALFTONE	HALFTONE
HALFTONE	GREY TREE	/27.198.101.P
Fabric Contrast #2/Seat	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric Contrast #2/Seat-NFR	Fabric Grade E	E
Fabric	SANDSTONE	SANDSTONE
SANDSTONE	BALIN	/27.222.031.P2
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

71.4	SPMPX/NC	Soltice Metal Motion Patient Chair,Closed Arm,Non-Contrast	2	$2,545.00	$5,090.00	56.6	$1,104.53

Price Description: Delivered/Open Market		Major Product Group: SOLTM
Price Level: Level1		Family Code: SMPX

Non-Contrast Fabric	Compliance to TB 117-2013	/NFR
Soltice Metal Fabric NFR	Fabric Grade E	E
Fabric	TERRA	TERRA
TERRA	ONYX	/27.223.201.P
Base Finish	Starlight Silver Metallic	/SX
Armcap Option	Black poly	/PACBL
Glide Color	Flannel (Dark Grey)	/NGFN
Moisture Barrier	No Moisture Barrier	/NMB

71.5	SR/NC	Soltice Recliner,Closd Arm,Non-Contrast,No Articulating Tablet	2	$3,190.00	$6,380.00	56.6	$1,384.46

Price Description: Delivered/Open Market		Major Product Group: SOLTC
Price Level: Level1		Family Code: SORL

Non-Contrast Fabric	Compliance to TB 117-2013	/NFR
Soltice Fabric NFR	Fabric Grade E	E
Fabric	TERRA	TERRA
TERRA	ONYX	/27.223.201.P
Arm Option	Black poly (pair)	/PAC
Moisture Barrier	No Moisture Barrier	/NMB
I.V. Pole (Facing)	No pole	-NS
Catheter Attachment	No catheter attachment	-NCA
Mechanism Type	Standard mechanism	/SM
Monitor Arm	No monitor arm	-NMA
Magazine Rack	No rack	-NMR

71.6	SRII/NC	Soltice II Recliner,Closed Arm,Non-Contrast,No Tablet Arm	2	$4,929.00	$9,858.00	56.6	$2,139.19

Price Description: Delivered/Open Market		Major Product Group: SOLTC
Price Level: Level1		Family Code: SORL2

Non-Contrast Fabric	Compliance to TB 117-2013	/NFR
Soltice Fabric NFR	Fabric Grade E	E
Fabric	TERRA	TERRA
TERRA	ONYX	/27.223.201.P
Magazine Pouch	No magazine pouch	-NMR
I.V. Pole (Facing)	No pole	-NS
Catheter Attachment	No catheter attachment	-NCA
Arm Option	Black poly (pair)	/PAC
Moisture Barrier	No Moisture Barrier	/NMB
Monitor Arm	No monitor arm	-NMA

Tag 1	WorkGroup Product Subtotal
VIP PATIENT ROOMS

Product SubTotal:
Delivery and Install
Estimated Sales Tax 5.6000%:
Quote Total:
Sales Tax (For Shipment within the United States Only): Estimated sales/use tax will be calculated when order is entered. It is the customers's responsibility to pay any applicable sales/use tax due upon invoicing. A customer will not be charged sales tax if (1) a Resale Certificate, (2) an Exempt Organization

EXHIBIT I

ESCROW AGREEMENT

See attached.

Schedule 12-6

ESCROW AGREEMENT

This Escrow Agreement (the “Agreement”) dated December 30, 2015 (the “Closing Date”) is among CHP SURPRISE AZ REHAB OWNER, LLC, a Delaware limited liability company (“Purchaser”), SURPRISE REHAB, LP, a Texas limited partnership (“Seller”), and FIDELITY NATIONAL TITLE INSURANCE COMPANY, as escrow agent (“Escrow Agent”).

RECITALS:

A.	Purchaser and Seller are parties to that certain Asset Purchase Agreement dated June 17, 2015, as amended (the “Purchase Agreement”). Capitalized terms used in this Agreement without definition shall have the respective meanings given to them in the Purchase Agreement.

B.	In connection with the closing of the transaction contemplated by the Purchase Agreement, Purchaser and Cobalt Rehabilitation Hospital IV, LLC, a Texas limited liability company and an affiliate of Seller (“Tenant”) entered into that certain Lease Agreement dated of even date herewith (the “Lease”), pursuant to which Tenant leases certain property located in Surprise, Arizona.

C.	Pursuant to the Lease, Tenant is required to deliver to Purchaser a Letter of Credit (as defined in the Lease) in the amount of Two Million Dollars ($2,000,000.00) (the “LOC Amount”).

D.	As of the date hereof, Tenant has not obtained the Letter of Credit required by the Lease.

E.	In lieu of the Letter of Credit, Seller desires to place an amount equal to the LOC Amount in escrow, which shall be disbursed in accordance with the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS:

1.	ESTABLISHMENT OF ESCROW.

a.	On the Closing Date, Seller shall deposit with Escrow Agent an amount equal to the LOC Amount in immediately available funds (as increased by any earnings thereon and as reduced by any disbursements, amounts withdrawn under Section 5(j), or losses on investments, the “Escrow Fund”). Escrow Agent hereby acknowledges receipt thereof.

b.	Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof.

1

2.           INVESTMENT OF FUNDS. Except as Purchaser and Seller may from time to time jointly instruct Escrow Agent in writing, the Escrow Fund shall be invested from time to time, to the extent reasonably possible, in United States Treasury bills having a remaining maturity of ninety (90) days or less and repurchase obligations secured by such United States Treasury bills, with any remainder being deposited and maintained in a money market deposit account with any bank or trust company organized under the laws of the United States of America or the laws of any state thereof which has a long term debt rating from Moody’s Investor’s Service, Inc. or from Standard & Poor’s Corporation of at least an “AAA” rating or as to which Seller and Purchaser shall have otherwise given their consent, until disbursement of the entire Escrow Fund. Escrow Agent is authorized to liquidate in accordance with its customary procedures any portion of the Escrow Fund consisting of investments to provide for payments required to be made under this Agreement.

3.           CLAIMS. From time to time on or before the Release Date (as defined below), in the event, pursuant to the Lease, Purchaser has a claim against Tenant pursuant to the Lease, Purchaser may make a Claim (a “Claim”) against the Escrow Fund by giving notice to Seller and Escrow Agent specifying in reasonable detail the nature and dollar amount of the Claim. Any notice under the preceding sentence is referred to herein as a “Notice”. Within two (2) business days of receipt of the Notice, Escrow Agent shall pay to Purchaser the dollar amount claimed in the Notice from (and only to the extent of) the Escrow Fund.

4.           DISBURSEMENTS OF ESCROW. The Escrow Fund shall be released to Seller as soon as reasonably practicable following the date on which Purchaser receives an original Letter of Credit reasonably acceptable to Purchaser, as required under the Lease (the “Release Date”), provided, however, in the event the Release Date does not occur within thirty (30) days following the Closing Date, the remaining Escrow Fund shall be released to Purchaser for purposes of serving as Tenant’s Letter of Credit (as such term is defined by the Lease).

5.           DUTIES OF ESCROW AGENT.

a.	Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

b.	Escrow Agent shall not be liable for actions or omissions hereunder, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct, the other parties hereto shall jointly and severally indemnify and hold harmless Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys’ fees and disbursements, arising out of and in connection with this Agreement. Without limiting the foregoing, Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Fund or any loss of interest incident to any such delays.

2

c.	Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that party unless written notice to the contrary is delivered to Escrow Agent.

d.	Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

e.	Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and has only possession thereof. Any payments of income from the Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification, or nonresident alien certifications. This Section 5(e) and Section 5(b) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

f.	Escrow Agent makes no representation as to the validity, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.

g.	Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to the Escrow Fund.

h.	Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Fund to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is thirty (30) days after the date of delivery of its written notice of resignation to the other parties hereto. If, at that time, Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent’s sole responsibility after that time shall be to retain and safeguard the Escrow Fund until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final, non-appealable order of a court of competent jurisdiction.

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i.	In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Fund or in the event that Escrow Agent is in doubt as to what action it should take hereunder, Escrow Agent shall be entitled to retain the Escrow Fund until Escrow Agent shall have received (i) a final, non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrow Fund, in which event Escrow Agent shall disburse the Escrow Fund in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to Escrow Agent to the effect that the order is final and non-appealable. Escrow Agent shall act on such court order and legal opinion without further question.

j.	Purchaser and Seller agree to reimburse Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel). Any such compensation and reimbursement to which Escrow Agent is entitled shall be borne fifty percent (50%) by Seller and fifty percent (50%) by Purchaser. Any fees or expenses of Escrow Agent or its counsel that are not paid as provided for herein may be taken from any property held by Escrow Agent hereunder.

k.	No printed or other matter in any language (including, without limitation, prospectuses, notices, reports and promotional material) that mentions Escrow Agent’s name or the rights, powers or duties of Escrow Agent shall be issued by the other parties hereto or on such parties’ behalf unless Escrow Agent shall first have given its specific written consent thereto.

6.           LIMITED RESPONSIBILITY. This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement and any other agreement executed by Escrow Agent.

7.           OWNERSHIP FOR TAX PURPOSES. Seller agrees that, for purposes of federal and other taxes based on income, Seller will be treated as the owner of the Escrow Fund and that Seller will report all income, if any, that is earned on, or derived from, the Escrow Fund as its income in the taxable year or years in which such income is properly includible and pay any taxes attributable thereto.

8.           NOTICES. All notices, consents, waivers and other communications required or permitted under this Agreement shall be in writing and shall be delivered as required under Section 13.1 of the Purchase Agreement to the addresses specified therein, with the address of the Escrow Agent being as follows:

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Fidelity National Title Insurance Company
1 East Washington Street, Suite 450
Phoenix, Arizona 85004
Attention: Mary Garcia, Director of Major Accounts

9.           JURISDICTION; SERVICE OF PROCESS. Any proceeding arising out of or relating to this Agreement may be brought in the courts of the State of Arizona, Maricopa County, or, if it has or can acquire jurisdiction, the United States District Court in and for Maricopa County, Surprise, Arizona, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding and waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the proceeding shall be heard and determined only in any such court and agrees not to bring any proceeding arising out of or relating to this Agreement in any other court. Process in any proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

10.         EXECUTION OF AGREEMENT. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or e-mail transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or e-mail shall be deemed to be their original signatures for any purposes whatsoever.

11.         SECTION HEADINGS, CONSTRUCTION. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

12.         WAIVER. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

13.         ENTIRE AGREEMENT AND MODIFICATION. This Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by Purchaser, Seller and Escrow Agent.

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14.         GOVERNING LAW. This Agreement shall be governed by the laws of the State of Arizona without regard to conflicts of law principles that would require the application of any other Law.

[Signatures appear on following pages]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

SELLER:

SURPRISE REHAB, LP,
a Texas limited partnership

By:	SURPRISE REHAB GP, LLC,
a Texas limited liability company, its general partner

By:
Name: Erik de Vries
Title: President

[Signature Page to Escrow Agreement]

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PURCHASER:

CHP SURPRISE AZ REHAB OWNER,
LLC, a Delaware limited liability company

By:

Name:

Title:

[Signature Page to Escrow Agreement]

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ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:

Name:

Title:

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SCHEDULE 12.6

TENANT PERSONAL PROPERTY EXCLUSIONS

NONE.

Schedule 12-6

SCHEDULE 16.2

TENANT ORGANIZATIONAL CHART

Schedule 16.2 - 1